As filed with the Securities and Exchange Commission on
             September 30, 2002 Registration No. 33-00488/811-04416



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          x

                        POST-EFFECTIVE AMENDMENT NO. 66                       x


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      x

                               Amendment No. 65                               x


                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                             W. Bruce McConnel, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Jacqueline Hummel, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [   ] immediately upon filing pursuant to paragraph (b)

         [   ] 60 days after filing pursuant to paragraph (a)(i)

         [   ] on (date) pursuant to paragraph (a)(i)

         [ X ] on October 1, 2002 pursuant to paragraph (b)

         [   ] 75 days after filing pursuant to paragraph (a)(ii)

         [   ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Title of Securities Being Registered . . . . Shares of beneficial interest

[Background graphic omitted]
[Center photo graphic omitted]

ARMADA FUNDS PROSPECTUS
A, B AND H SHARES (RETAIL)
OCTOBER 1, 2002


EQUITY FUNDS
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund


ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund


FIXED INCOME FUNDS
Bond Fund
GNMA Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Short Duration Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund


TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


[LOGO OMITTED]
Armada Funds
www.armadafunds.com

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Funds before investing. Armada also offers Class A, Class B and Class H Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

ARMADA CORE EQUITY FUND ................................................ 2

ARMADA EQUITY GROWTH FUND .............................................. 4

ARMADA EQUITY INDEX FUND ............................................... 6

ARMADA INTERNATIONAL EQUITY FUND ....................................... 8

ARMADA LARGE CAP ULTRA FUND ............................................10

ARMADA LARGE CAP VALUE FUND ............................................12


ARMADA MID CAP GROWTH FUND ............................................ 14


ARMADA SMALL CAP GROWTH FUND ...........................................16

ARMADA SMALL CAP VALUE FUND ............................................18


ARMADA SMALL/MID CAP VALUE FUND ........................................20


ARMADA TAX MANAGED EQUITY FUND .........................................22

ARMADA AGGRESSIVE ALLOCATION FUND ......................................30

ARMADA BALANCED ALLOCATION FUND ........................................32

ARMADA CONSERVATIVE ALLOCATION FUND ....................................36

ARMADA BOND FUND .......................................................42

ARMADA GNMA FUND .......................................................44


ARMADA HIGH YIELD BOND FUND ............................................46


ARMADA INTERMEDIATE BOND FUND ..........................................48

ARMADA LIMITED MATURITY BOND FUND ......................................50


ARMADA SHORT DURATION BOND FUND ........................................52


ARMADA TOTAL RETURN ADVANTAGE FUND .....................................54

ARMADA U.S. GOVERNMENT INCOME FUND .....................................56

ARMADA MICHIGAN MUNICIPAL BOND FUND ....................................62

ARMADA NATIONAL TAX EXEMPT BOND FUND ...................................64

ARMADA OHIO TAX EXEMPT BOND FUND .......................................66

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND ................................68

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES .................73

MORE INFORMATION ABOUT FUND INVESTMENTS ................................77

INVESTOR PROFILES ......................................................78

INVESTMENT ADVISER AND INVESTMENT TEAMS ................................80

PURCHASING, SELLING AND EXCHANGING FUND SHARES .........................82

DIVIDENDS AND TAXES ....................................................91

FINANCIAL HIGHLIGHTS ...................................................93

RISK/RETURN INFORMATION
COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998    31.99%
1999    19.72%
2000     1.45%
2001   -14.49%


            Best Quarter    25.04%    (12/31/98)
            Worst Quarter  -15.44%     (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -7.02%.

                                                                    EQUITY FUNDS

                                                         ARMADA CORE EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                SINCE    DATE OF
CLASS A SHARES                         1 YEAR INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                                  8/1/97
  Returns Before Taxes                 -19.18%  6.69%
  Returns After Taxes on
  Distributions                        -19.59%  5.37%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          -11.33%  5.33%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -11.88%  5.69%  Since 7/31/97

--------------------------------------------------------------------------------
                                                SINCE   DATE OF
CLASS B SHARES                        1 YEAR INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                -19.18%  6.96%   1/6/98
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -11.88%  5.67%  Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.05%
1993   -0.47%
1994   -0.94%
1995   28.51%
1996   19.98%
1997   36.34%
1998   28.74%
1999   22.66%
2000   -5.48%
2001  -16.53%

            Best Quarter     22.85%   (12/31/98)
            Worst Quarter   -16.15%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -18.76%.

                                                                    EQUITY FUNDS

                                                       ARMADA EQUITY GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Equity Growth Fund
  Returns Before Taxes                         -21.12%    9.92%      9.98%
  Returns After Taxes
  on Distributions                             -21.26%    8.54%      8.27%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares                               -12.72%    7.68%      7.63%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                             -11.88%   10.70%     12.93%

--------------------------------------------------------------------------------
                                                          SINCE    DATE OF
CLASS B SHARES                  1 YEAR  5 YEARS 10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Equity
Growth Fund                     -21.24%   N/A     N/A     4.57%     1/6/98
S&P 500
Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)              -11.88%   N/A     N/A     5.67%  Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1999    20.28%
2000    -9.45%
2001   -12.47%

            Best Quarter     14.65%   (12/31/99)
            Worst Quarter   -14.84%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -13.44%.

                                                                    EQUITY FUNDS

                                                        ARMADA EQUITY INDEX FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS A SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                                         10/15/98
  Returns Before Taxes                      -15.73%    2.39%
  Returns After Taxes
  on Distributions                          -16.01%    2.00%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                -9.58%    1.75%
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -11.88%    4.20%    Since 10/15/98

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS B SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                    -17.44%  -11.77%       1/4/00
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -11.88%   -8.35%    Since 1/4/00
--------------------------------------------------------------------------------
(1)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESNTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

(including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998     19.53%
1999     49.71%
2000    -17.09%
2001    -25.52%

            Best Quarter     36.05%   (12/31/99)
            Worst Quarter   -17.80%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -2.95%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS A SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                   8/1/97
  Returns Before Taxes                      -29.60%   -0.69%
  Returns After Taxes
  on Distributions                          -29.53%   -1.16%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -17.92%   -0.56%
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -21.44%   -1.74%   Since 7/31/97

--------------------------------------------------------------------------------
                                                       SINCE      DATE OF
CLASS B SHARES                               1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund            -29.75%    1.14%       1/6/98
MSCI EAFE Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -21.44%    0.67%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    28.76%
1998    42.37%
1999    28.53%
2000   -17.03%
2001   -23.08%


            Best Quarter     25.49%   (12/31/98)
            Worst Quarter   -21.10%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -22.39%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP ULTRA FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 GROWTH INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA GROWTH INDEX. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                      2/1/96
  Returns Before Taxes             -27.28%   7.28%    9.31%
  Returns After Taxes
  on Distributions                 -27.28%   4.96%    7.25%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                      -16.62%   6.17%    7.87%
S&P 500/Barra Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -12.73%  11.10%   12.63%    Since 1/31/96
Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                 -20.42%   8.27%   10.16%    Since 1/31/96


--------------------------------------------------------------------------------
                                                     SINCE    DATE OF
CLASS B SHARES                     1 YEAR  5 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------


Armada Large Cap Ultra Fund        -27.46%   7.44%    9.58%       2/1/96
S&P 500/Barra Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -12.73%  11.10%   12.63%    Since 1/31/96
Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                 -20.42%   8.27%   10.16%    Since 1/31/96

--------------------------------------------------------------------------------
(1)THE S&P 500/BARRA GROWTH INDEX IS COMPRISED OF SECURITIES IN THE S&P 500 COMPOSITE STOCK PRICE INDEX THAT HAVE A HIGHER THAN AVERAGE PRICE-TO-BOOK RATIO.

(2)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.



PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   27.37%
1996   17.89%
1997   28.87%
1998    9.77%
1999   -0.25%
2000   11.30%
2001   -4.05%

            Best Quarter     12.50%    (6/30/97)
            Worst Quarter   -10.77%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -3.17%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                     8/22/94
  Returns Before Taxes              -9.35%   7.33%   10.58%
  Returns After Taxes
  on Distributions                  -10.56%  5.76%    8.87%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                       -5.08%   5.44%    8.11%
S&P 500/Barra Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  -11.71%  9.49%   13.42%   Since 8/31/94
Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                  -5.59%  11.13%   14.59%   Since 8/31/94

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS B SHARES                     1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund         -9.30%   N/A      2.96%      1/6/98
S&P 500/Barra Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                 -11.71%   N/A      4.90%   Since 12/31/97
Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                  -5.59%   N/A      5.82%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE S&P 500/BARRA VALUE INDEX IS COMPRISED OF SECURITIES IN THE S&P 500 COMPOSITE STOCK PRICE INDEX THAT HAVE A LOWER THAN MEDIAN MARKET CAPITALIZATION WEIGHTED PRICE-TO-BOOK RATIO.

(2)THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992   15.22%
1993   12.90%
1994   -5.43%
1995   29.58%
1996   18.53%
1997   11.60%
1998   11.04%
1999   45.47%
2000   -8.11%
2001  -19.17%

            Best Quarter     34.98%   (12/31/99)
            Worst Quarter   -27.16%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -19.46%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
  Returns Before Taxes                           -23.64%    4.82%      9.11%
  Returns After Taxes
  on Distributions                               -23.64%    0.27%      5.29%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                    -14.40%    3.56%      6.82%
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                               -20.15%    9.02%     11.10%

--------------------------------------------------------------------------------
                                                            SINCE     DATE OF
CLASS B SHARES                  1 YEAR  5 YEARS  10 YEARS INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap
Growth Fund                     -23.66%   5.17%    N/A      8.19%     2/4/94
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)              -20.15%   9.02%    N/A     11.17%  Since 1/31/94
--------------------------------------------------------------------------------
(1)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1998     7.28%
1999    35.63%
2000   -15.19%
2001    -8.27%


            Best Quarter     36.11%   (12/31/99)
            Worst Quarter   -25.82%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -21.25%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS A SHARES                              1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                     8/1/97
  Returns Before Taxes                     -13.32%    3.14%
  Returns After Taxes
  on Distributions                         -13.32%    2.58%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -8.11%    2.56%
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -9.23%    0.92%   Since 7/31/97

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS B SHARES                              1 YEAR  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund               -13.52%    1.86%      1/6/98
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                          -9.23%    0.49%   Since 12/31/97
--------------------------------------------------------------------------------
(1)THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 STOCK INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995    18.41%
1995    22.32%
1997    32.05%
1998    -7.64%
1999     7.65%
2000    33.22%
2001    17.03%


            Best Quarter     19.22%   (12/31/01)
            Worst Quarter   -17.92%    (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 5.97%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS A SHARES                      1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                     8/15/94
  Returns Before Taxes              10.61%  14.11%   15.67%
  Returns After Taxes
  on Distributions                   7.35%  11.24%   12.43%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                        7.23%  10.25%   11.81%
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  14.02%  11.21%   13.69%   Since 7/31/94

--------------------------------------------------------------------------------
                                                      SINCE     DATE OF
CLASS B SHARES                      1 YEAR  5 YEARS  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund         11.25%   N/A     10.47%      1/6/98
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                  14.02%   N/A      6.59%   Since 12/31/97

--------------------------------------------------------------------------------
(1)THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA SMALL/MID CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES
See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                       This page intentionally left blank.

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class A Shares of the Armada Tax Managed Equity Fund for the period April 9, 1998 until May 11, 1999, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

                                                                    EQUITY FUNDS

                                                  ARMADA TAX MANAGED EQUITY FUND


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.89%
1993    1.20%
1994   -1.85%
1995   29.51%
1996   20.64%
1997   39.06%
1998   37.25%
1999   18.77%
2000   -2.47%
2001  -12.87%


            Best Quarter     23.02%   (12/31/98)
            Worst Quarter   -15.02%    (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -15.57%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------
                                                            SINCE         DATE OF
                                                         COMMENCEMENT  COMMENCEMENT
                                                        AS REGISTERED  AS REGISTERED
CLASS A SHARES             1 YEAR   5 YEARS   10 YEARS      FUND           FUND
------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                                                               4/9/98
  Returns Before Taxes     -17.69%  12.74%(1)  11.69%(1)    3.67%
  Returns After Taxes on
  Distributions            -17.71%   N/A(2)     N/A(2)      3.59%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares           -10.77%   N/A(2)     N/A(2)      2.93%
S&P 500 Composite Stock
Price Index(3)
(reflects no
deduction for fees,
expenses or taxes)         -11.88%  10.70%     12.93%       2.42%      Since 3/31/98

------------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS B SHARES             1 YEAR  5 YEARS    10 YEARS    INCEPTION     INCEPTION
------------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                 17.82%    N/A       N/A         3.39%         5/4/98
S&P 500 Composite
Stock Price Index(3)
(reflects no deduction for
fees, expenses or taxes)   -11.88%    N/A       N/A         2.20%      Since 4/30/98
------------------------------------------------------------------------------------

(1)PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED UNDER "PERFORMANCE INFORMATION" ABOVE.

(2)AFTER TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 27 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


-----------------------------------------------
 SHAREHOLDER FEES                                     CORE EQUITY FUND                        EQUITY GROWTH FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.75%     0.75%      0.75%               0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
   Other(6)                                      0.16%     0.16%      0.16%               0.14%     0.14%      0.14%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.41%     0.41%      0.41%               0.39%     0.39%      0.39%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.20%     1.91%      1.91%               1.18%     1.89%      1.89%

--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                     EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B  CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                3.75%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             3.75%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.35%(7)  0.35%(7)   0.35%(7)            1.15%     1.15%      1.15%
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.00%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.73%(7)  1.48%(7)   1.48%(7)            1.59%     2.30%      2.30%
--------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                   LARGE CAP ULTRA FUND                     LARGE CAP VALUE FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.75%     0.75%      0.75%               0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.19%(6)  0.19%(6)   0.19%(6)            0.13%     0.13%      0.13%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.44%     0.44%      0.44%               0.38%     0.38%      0.38%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.23%     1.94%      1.94%               1.17%     1.88%      1.88%
--------------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS


-----------------------------------------------
 SHAREHOLDER FEES                                    MID CAP GROWTH FUND                     SMALL CAP GROWTH FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)             None      5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                 None      None      None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         1.00%     1.00%      1.00%               1.00%     1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.21%(6)  0.21%(6)   0.21%(6)            0.20%     0.20%      0.20%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%     0.46%      0.46%               0.45%     0.45%      0.45%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.50%     2.21%      2.21%               1.49%     2.20%      2.20%
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                   SMALL CAP VALUE FUND                    SMALL/MID CAP VALUE FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                5.50%      5.00%     2.00%               5.50%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             5.50%(1)   None      1.00%               5.50%(1)   None      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         1.00%     1.00%      1.00%               1.00%(7)   1.00%(7)   1.00%(7)
--------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)   0.75%      0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%      0.25%     0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%(6)  0.13%(6)   0.13%(6)            0.16%(8)   0.16%(8)  0.16%(8)
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.41%      0.41%     0.41%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               1.42%     2.13%      2.13%               1.45%(7)   2.16%(7)  2.16%(7)
--------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                                             TAX MANAGED EQUITY FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)                        CLASS A                  CLASS B                 CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                             5.50%                   5.00%                    2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)                          5.50%(1)                None                     1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)                         None                    5.00%(2)                 1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                           None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                            None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                    None                     None
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                                      0.75%                   0.75%                    0.75%
--------------------------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                                     0.04%(4)                0.75%                    0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                              0.25%                   0.25%                    0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other(6)                                                   0.13%                   0.13%                    0.13%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                          0.38%                   0.38%                    0.38%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            1.17%                   1.88%                    1.88%
--------------------------------------------------------------------------------------------------------------------------------



(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.005% for the Equity Index Fund and 0.02% for the Small/Mid Cap Value Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) Other expenses for certain Funds have been restated to reflect current expenses.

(7) The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                          TOTAL           TOTAL
        ADVISORY        EXPENSES        EXPENSES         EXPENSES
          FEES          (CLASS A)       (CLASS B)        CLASS H)
          0.20%           0.58%           1.33%           1.27%


The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index Fund and expects to waive all advisory fees for the Small/Mid Cap Value Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                            TOTAL      TOTAL       TOTAL
               ADVISORY   EXPENSES   EXPENSES    EXPENSES
FUND             FEES     (CLASS A)  (CLASS B)   (CLASS H)
Equity
Index Fund       0.20%      0.58%      1.33%       1.33%

Small/Mid Cap
Value Fund       0.50%      0.93%      1.66%       1.66%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(8) Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                     1 YEAR            3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
      Class A Shares                                  $666             $  910            $1,173           $1,925
      Class B Shares(1)                                694              1,000             1,232            2,046
      Class B Shares(2)                                194                600             1,032            2,046
      Class H Shares(1)                                392                694             1,121            2,310
      Class H Shares(2)                                292                694             1,121            2,310
-------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
      Class A Shares                                  $664             $  904            $1,163           $1,903
      Class B Shares(1)                                692                994             1,221            2,024
      Class B Shares(2)                                192                594             1,021            2,024
      Class H Shares(1)                                390                688             1,111            2,289
      Class H Shares(2)                                290                688             1,111            2,289
-------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
      Class A Shares                                  $447             $  600            $  766           $1,247
      Class B Shares(1)                                651                868             1,008            1,564
      Class B Shares(2)                                151                468               808            1,564
      Class H Shares(1)                                349                563               900            1,851
      Class H Shares(2)                                249                563               900            1,851
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
      Class A Shares                                  $703             $1,024            $1,368           $2,335
      Class B Shares(1)                                733              1,118             1,430            2,455
      Class B Shares(2)                                233                718             1,230            2,455
      Class H Shares(1)                                431                811             1,318            2,709
      Class H Shares(2)                                331                811             1,318            2,709
-------------------------------------------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
      Class A Shares                                  $668             $  919            $1,188           $1,957
      Class B Shares(1)                                697              1,009             1,247            2,078
      Class B Shares(2)                                197                609             1,047            2,078
      Class H Shares(1)                                395                703             1,137            2,342
      Class H Shares(2)                                295                703             1,137            2,342
-------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
      Class A Shares                                  $663             $  901            $1,158           $1,892
      Class B Shares(1)                                691                991             1,216            2,014
      Class B Shares(2)                                191                591             1,016            2,014
      Class H Shares(1)                                389                685             1,106            2,279
      Class H Shares(2)                                289                685             1,106            2,279
-------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS


----------------------------------------------------------------------------------------------------------------------
EXAMPLES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------


                                                     1 YEAR            3 YEARS           5 YEARS          0 YEARS
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
      Class A Shares                                  $694             $  998            $1,323           $2,242
      Class B Shares(1)                                724              1,091             1,385            2,362
      Class B Shares(2)                                224                691             1,185            2,362
      Class H Shares(1)                                422                784             1,273            2,619
      Class H Shares(2)                                322                784             1,273            2,619
--------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
      Class A Shares                                  $693             $  995            $1,318           $2,232
      Class B Shares(1)                                723              1,088             1,380            2,352
      Class B Shares(2)                                223                688             1,180            2,352
      Class H Shares(1)                                421                781             1,268            2,609
      Class H Shares(2)                                321                781             1,268            2,609
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
      Class A Shares                                  $687             $  975            $1,284           $2,158
      Class B Shares(1)                                716              1,067             1,344            2,279
      Class B Shares(2)                                216                667             1,144            2,279
      Class H Shares(1)                                414                760             1,233            2,537
      Class H Shares(2)                                314                760             1,233            2,537
-----------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
      Class A Shares                                  $689             $  983               N/A              N/A
      Class B Shares(1)                                719              1,076               N/A              N/A
      Class B Shares(2)                                219                676               N/A              N/A
      Class H Shares(1)                                417                769               N/A              N/A
      Class H Shares(2)                                317                769               N/A              N/A
-----------------------------------------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
      Class A Shares                                  $663             $  901            $1,158           $1,892
      Class B Shares(1)                                691                991             1,216            2,014
      Class B Shares(2)                                191                591             1,016            2,014
      Class H Shares(1)                                389                685             1,106            2,279
      Class H Shares(2)                                289                685             1,106            2,279
-----------------------------------------------------------------------------------------------------------------


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 76.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.


The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intent to invest any of the Fund's assets in the Armada International Equity Fund.


The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES
See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS


1999   14.97%
2000    1.51%
2001   -7.08%


            Best Quarter     16.10%   (12/31/99)
            Worst Quarter   -10.18%    (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was -5.41%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS A SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                  7/31/98
  Returns Before Taxes                     -11.51%    3.39%
  Returns After Taxes
  on Distributions                         -12.20%    1.38%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                               -7.02%    2.00%
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           8.42%    6.81%   Since 7/31/98
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    2.02%   Since 7/31/98
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                          -3.72%    4.40%   Since 7/31/98
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND



--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS B SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund            -12.19%    3.57%    11/11/98
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           8.42%    6.23%  Since 10/31/98
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    2.68%  Since 10/31/98
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction for fees,
expenses or taxes)                          -3.72%    4.47%  Since 10/31/98

--------------------------------------------------------------------------------

(1)THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(2)THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3)THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES
See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                       This page intentionally left blank.

EQUITY FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND


FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 76.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intent to invest any of the Fund's assets in the Armada International Equity Fund.


The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                                    EQUITY FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES
See page 39 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

FUNDFEES& EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION FUND                BALANCED ALLOCATION FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
-------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
-------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.25%(4)  0.25%(4)   0.25%(4)            0.75%      0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.65%      0.65%               0.04%(5)   0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%      0.25%     0.25%
-------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.21%     0.21%      0.21%               0.20%      0.20%     0.20%
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.46%     0.46%      0.46%               0.45%      0.45%     0.45%
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.75%(4)  1.36%(4)   1.36%(4)            1.24%      1.95%     1.95%
-------------------------------------------------------------------------------------------------------------------------
Indirect Underlying
Fund Expenses                                    0.99%(8)  0.99%(8)   0.99%(8)              N/A        N/A       N/A
-------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses                            1.74%(8)  2.35%(8)   2.35%(8)              N/A        N/A       N/A
-------------------------------------------------------------------------------------------------------------------------

                                                          ASSET ALLOCATION FUNDS

-----------------------------------------------
SHAREHOLDER FEES                                                               CONSERVATIVE ALLOCATION FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A               CLASS B              CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                                   4.75%                 5.00%                2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)                                4.75%(1)              None                 1.00%
-------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)                               None                  5.00%(2)             1.00%(3)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                                 None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                                  None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None                  None                 None
-------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                                         0.25%                 0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.04%(5)              0.65%                0.65%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                                    0.25%                 0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------------
   Other(7)                                                         0.13%                 0.13%                0.13%
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                                0.38%                 0.38%                0.38%
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                                               0.67%                 1.28%                1.28%
-------------------------------------------------------------------------------------------------------------------------
Indirect Underlying
Fund Expenses(8)                                                    0.85%                 0.85%                0.85%
-------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses(8)                                            1.52%                 2.13%                2.13%
-------------------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                          TOTAL     TOTAL     TOTAL
                               ADVISORY  EXPENSES  EXPENSES  EXPENSES
FUND                             FEES    (CLASS A) (CLASS B) (CLASS H)
Aggressive Allocation Fund       0.00%     1.37%    1.98%      3.78%

Conservative Allocation Fund     0.00%     1.27%    1.88%      3.46%


The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                         TOTAL     TOTAL     TOTAL
                               ADVISORY EXPENSES  EXPENSES  EXPENSES
FUND                             FEES   (CLASS A) (CLASS B) (CLASS H)
Aggressive Allocation Fund       0.00%     0.50%     1.11%    1.11%

Conservative Allocation Fund     0.00%     0.42%     1.03%    1.03%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) Other expenses for each Fund have been restated to reflect current expenses.

EQUITY FUNDS

(8) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.51% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.


The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                AGGRESSIVE  CONSERVATIVE
                                ALLOCATION   ALLOCATION
                                   FUND         FUND
Large Cap Ultra Fund              16.87%       8.33%
Large Cap Value Fund              25.08%      12.39%
Small Cap Growth Fund             18.74%       9.25%
Small Cap Value Fund              18.87%       9.31%
Bond Fund                         19.92%       0.00%
Intermediate Bond Fund             0.00%      59.62%
Money Market Fund                  0.51%       1.11%



The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

                             CLASS A     CLASS B   CLASS H
Aggressive Allocation Fund    2.39%       3.00%     4.80%

Conservative Allocation Fund  2.06%       2.67%     4.25%

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                             CLASS A     CLASS B   CLASS H
Aggressive Allocation Fund    1.48%       2.10%     2.10%

Conservative Allocation Fund  1.17%       1.78%     1.78%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                                    EQUITY FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                        1 YEAR            3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
      Class A Shares                                      $643           $   997            $1,374           $2,429
      Class B Shares(1)                                    738             1,133             1,455            2,532
      Class B Shares(2)                                    238               733             1,255            2,532
      Class H Shares(1)                                    436               826             1,343            2,759
      Class H Shares(2)                                    336               826             1,343            2,759
--------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
      Class A Shares                                      $595           $   850            $1,124           $1,904
      Class B Shares(1)                                    698             1,012             1,252            2,089
      Class B Shares(2)                                    198               612             1,052            2,089
      Class H Shares(1)                                    396               706             1,142            2,352
      Class H Shares(2)                                    296               706             1,142            2,352
--------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
      Class A Shares                                      $622           $   932            $1,265           $2,201
      Class B Shares(1)                                    716             1,067             1,344            2,305
      Class B Shares(2)                                    216               667             1,144            2,305
      Class H Shares(1)                                    414               760             1,233            2,537
      Class H Shares(2)                                    314               760             1,233            2,537
--------------------------------------------------------------------------------------------------------------------


  *The examples for the Armada Aggressive Allocation Fund and Armada
   Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)If you sell your shares at the end of the period.

(2)If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.30%
1993    9.84%
1994   -3.68%
1995   17.13%
1996    3.11%
1997    9.12%
1998    7.27%
1999   -2.04%
2000    7.30%
2001    7.26%

            Best Quarter      6.11%    (6/30/95)
            Worst Quarter    -2.61%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR    5 YEARS   10 YEARS
------------------------------------------------------------------------------
Armada Bond Fund
  Returns Before Taxes                         2.19%      4.67%       5.49%
  Returns After Taxes
  on Distributions                            -0.09%      2.29%       2.74%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                  1.30%      2.52%       3.00%
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                             8.42%      7.43%       7.23%

--------------------------------------------------------------------------------
                                                         SINCE    DATE OF
CLASS B SHARES                1 YEAR  5 YEARS  10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Bond Fund              1.51%   4.60%      N/A      4.77%     2/4/94
Lehman U.S. Aggregate
Bond Index(1)
(reflects no deduction
for fees, expenses or taxes)  8.42%   7.43%      N/A      6.79%  Since 1/31/94

--------------------------------------------------------------------------------

(1)THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GNMA FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                                                ARMADA GNMA FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    9.03%
1998    6.34%
1999    0.56%
2000   10.17%
2001    6.85%

            Best Quarter      4.05%    (6/30/97)
            Worst Quarter    -0.88%    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.87%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE     DATE OF
CLASS A SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                                                    9/11/96
  Returns Before Taxes                 1.75%   5.50%    5.98%
  Return After Taxes
  on Distributions                    -0.47%   3.02%    3.42%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          1.03%   3.14%    3.49%
Lehman GNMA Index(1)
(reflects no deduction for fees,
expenses or taxes)                     8.23%   7.50%    7.93%   Since 8/31/96

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                       1.11%    N/A     5.94%     8/11/99
Lehman GNMA Index(1)
(reflects no deduction
for fees, expenses or taxes)           8.23%    N/A     8.83%   Since 7/31/99
--------------------------------------------------------------------------------
(1)THE LEHMAN GNMA INDEX TRACKS GNMA ISSUES, INCLUDING SINGLE FAMILY, MOBILE HOME, MIDGETS AND GRADUATED PAYMENTS COMPONENTS.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Loss risk, market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes (at the time of purchase) will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in Fund shares is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

                                                              FIXED INCOME FUNDS

                                                     ARMADA HIGH YIELD BOND FUND


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed inco me securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.91%
1993   10.81%
1994   -4.78%
1995   15.39%
1996    2.77%
1997    6.67%
1998    7.44%
1999   -0.37%
2000    6.52%
2001    7.60%

            Best Quarter      5.33%    (6/30/95)
            Worst Quarter    -3.34%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.64%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund
  Returns Before Taxes                            2.45%    4.51%      5.18%
  Returns After Taxes
  on Distributions                                0.32%    2.20%      2.82%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                     1.46%    2.43%      2.96%
Lehman Intermediate U.S.
Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                                8.98%    7.09%      6.81%

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS B SHARES                   1 YEAR 5 YEARS  10 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Intermediate
Bond Fund                         1.95%   N/A      N/A     3.66%     1/6/98
Lehman Intermediate U.S.
Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                8.98%   N/A      N/A     6.90% Since 12/31/97

--------------------------------------------------------------------------------
(1)THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES
See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



                           CALENDAR YEAR TOTAL RETURNS


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   7.60%
1996   5.18%
1997   6.33%
1998   6.58%
1999   3.15%
2000   4.39%
2001   9.03%

            Best Quarter      3.59%    (3/31/01)
            Worst Quarter    -0.34%   (12/31/00)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 2.06%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                       SINCE       DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                          9/9/94
  Returns Before Taxes                6.08%   5.30%    5.52%
  Returns After Taxes on
  Distributions                       3.87%   2.94%    3.11%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         3.66%   3.04%    3.19%
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.71%   6.73%    6.74%     Since 8/31/94

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                             3.13%    N/A     3.95%      8/11/99
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.71%    N/A     7.61%     Since 7/31/99
--------------------------------------------------------------------------------
(1)THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA SHORT DURATION BOND FUND


FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are

                                                              FIXED INCOME FUNDS

                                                 ARMADA SHORT DURATION BOND FUND


not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES
See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1995   18.37%
1996    2.86%
1997    8.54%
1998    8.68%
1999   -3.21%
2000   12.33%
2001    7.01%


            Best Quarter      6.28%    (6/30/95)
            Worst Quarter    -2.58%    (3/31/96)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.33%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE     DATE OF
CLASS A SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Total Return
Advantage Fund                                                     9/6/94
  Returns Before Taxes                 1.93%   5.50%     6.45%
  Returns After Taxes
  on Distributions                    -0.14%   3.07%     3.62%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                          1.16%   3.16%     3.71%
Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                     8.51%   7.36%     7.76%   Since 8/31/94

--------------------------------------------------------------------------------
                                                        SINCE      DATE OF
CLASS B SHARES                        1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund      1.35%    N/A     6.24%     9/29/99
Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                      8.51%    N/A     8.78%   Since 9/30/99
--------------------------------------------------------------------------------
(1)THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND


FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

Market risk. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                              FIXED INCOME FUNDS

                                              ARMADA U.S. GOVERNMENT INCOME FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1993    7.41%
1994   -0.70%
1995   13.50%
1996    4.54%
1997    7.87%
1998    6.83%
1999    0.95%
2000   10.00%
2001    7.35%

            Best Quarter      3.88%    (6/30/95)
            Worst Quarter    -1.13%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 3.99%.



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                                                       11/12/92
  Returns Before Taxes                2.22%   5.53%     5.72%
  Returns After Taxes
  on Distributions                    0.14%   2.99%     2.91%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         1.32%   3.11%     3.10%
Lehman Mortgage-Backed
Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.22%   7.49%     7.17%   Since 10/31/92

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS B SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government
Income Fund                           1.49%   5.44%     5.43%       2/4/94
Lehman Mortgage-Backed
Securities Index(1)
(reflects no deduction for fees,
expenses or taxes)                    8.22%   7.49%     7.09%   Since 1/31/94
--------------------------------------------------------------------------------
(1)THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                                         BOND FUND                                GNMA FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees                         0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other(6)                                      0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             0.97%     1.68%      1.68%               0.99%     1.70%      1.70%
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 SHAREHOLDER FEES                                   HIGH YIELD BOND FUND                    INTERMEDIATE BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.60%     0.60%      0.60%               0.55%(8)  0.55%(8)   0.55%(8)
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.18%(7)  0.18%(7)   0.18%(7)            0.13%     0.13%      0.13%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.43%     0.43%      0.43%               0.38%     0.38%      0.38%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.07%     1.78%      1.78%               0.97%(8)  1.68%(8)   1.68%(8)
------------------------------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS



-----------------------------------------------
 SHAREHOLDER FEES                                LIMITED MATURITY BOND FUND                SHORT DURATION BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                2.75%      5.00%     2.00%               2.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             2.75%(1)   None      1.00%               2.75%(1)   None      1.00%

------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(8)                      0.45%     0.45%      0.45%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other                                         0.13%(6)  0.13%(6)   0.13%(6)            0.19%(7)  0.19%(7)   0.19%(7)
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.44%     0.44%      0.44%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(8)          0.87%     1.58%      1.58%               0.88%     1.59%      1.59%
------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS



-----------------------------------------------
 SHAREHOLDER FEES                                TOTAL RETURN ADVANTAGE FUND              U.S. GOVERNMENT INCOME FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------
Investment Advisory Fees                         0.55%(8)  0.55%(8)   0.55%(8)            0.55%     0.55%      0.55%
------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(4)  0.75%      0.75%               0.04%(4)  0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
------------------------------------------------------------------------------------------------------------------------
   Other(6)                                      0.12%     0.12%      0.12%               0.15%     0.15%      0.15%
------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.37%     0.37%      0.37%               0.40%     0.40%      0.40%
------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                               0.96%(8)  1.67%(8)   1.67%(8)            0.99%     1.70%      1.70%
------------------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year (other than the High Yield Bond Fund and Short Duration Bond Fund which were not in operation during the last fiscal year). Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Short Duration Bond Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) Other expenses for certain Funds have been restated to reflect current expenses.

(7) Other expenses and Distribution (12b-1) Fees for the High Yield Bond Fund and Short Duration Bond Fund are based on estimated amounts for the current fiscal year.

(8) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                            TOTAL      TOTAL      TOTAL
                                 ADVISORY  EXPENSES   EXPENSES   EXPENSES
FUND                               FEES    (CLASS A)  (CLASS B)  (CLASS H)
Intermediate Bond Fund             0.40%     0.82%      1.53%      1.54%
Limited Maturity Bond Fund         0.35%     0.73%      1.49%      1.48%
Total Return Advantage Fund        0.38%     0.80%      1.51%        *

* Class H Shares of the Total Return Advantage Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                            TOTAL      TOTAL      TOTAL
                                 ADVISORY  EXPENSES   EXPENSES   EXPENSES
FUND                               FEES    (CLASS A)  (CLASS B)  (CLASS H)
Intermediate Bond Fund             0.40%     0.82%      1.53%     1.53%
Limited Maturity Bond Fund         0.35%     0.77%      1.48%     1.48%
Short Duration Bond Fund           0.13%     0.59%      1.32%     1.32%
Total Return Advantage Fund        0.40%     0.79%      1.50%     1.50%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                        1 YEAR            3 YEARS           5 YEARS         10 YEARS
--------------------------------------------------------------------------------------------------------------------
BOND FUND
      Class A Shares                                      $569           $   769            $   986          $1,608
      Class B Shares(1)                                    671               930              1,113           1,796
      Class B Shares(2)                                    171               530                913           1,796
      Class H Shares(1)                                    369               624              1,003           2,067
      Class H Shares(2)                                    269               624              1,003           2,067
--------------------------------------------------------------------------------------------------------------------
GNMA FUND
      Class A Shares                                      $571           $   775            $   996          $1,630
      Class B Shares(1)                                    673               936              1,123           1,818
      Class B Shares(2)                                    173               536                923           1,818
      Class H Shares(1)                                    371               630              1,014           2,089
      Class H Shares(2)                                    271               630              1,014           2,089
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
      Class A Shares                                      $579           $   799                N/A             N/A
      Class B Shares(1)                                    681               960                N/A             N/A
      Class B Shares(2)                                    181               560                N/A             N/A
      Class H Shares(1)                                    379               655                N/A             N/A
      Class H Shares(2)                                    279               655                N/A             N/A
--------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
      Class A Shares                                      $569           $   769            $   986          $1,608
      Class B Shares(1)                                    671               930              1,113           1,796
      Class B Shares(2)                                    171               530                913           1,796
      Class H Shares(1)                                    369               624              1,003           2,067
      Class H Shares(2)                                    269               624              1,003           2,067
--------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
      Class A Shares                                      $361           $   545            $   744          $1,318
      Class B Shares(1)                                    661               899              1,060           1,686
      Class B Shares(2)                                    161               499                860           1,686
      Class H Shares(1)                                    359               594                952           1,960
      Class H Shares(2)                                    259               594                952           1,960
--------------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
      Class A Shares                                      $362           $   548                N/A             N/A
      Class B Shares(1)                                    662               902                N/A             N/A
      Class B Shares(2)                                    162               502                N/A             N/A
      Class H Shares(1)                                    360               597                N/A             N/A
      Class H Shares(2)                                    260               597                N/A             N/A
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
      Class A Shares                                      $568           $   766            $   981          $1,597
      Class B Shares(1)                                    670               926              1,107           1,785
      Class B Shares(2)                                    170               526                907           1,785
      Class H Shares(1)                                    368               621                998           2,056
      Class H Shares(2)                                    268               621                998           2,056
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
      Class A Shares                                      $571           $   775            $   996          $1,630
      Class B Shares(1)                                    673               936              1,123           1,818
      Class B Shares(2)                                    173               536                923           1,818
      Class H Shares(1)                                    371               630              1,014           2,089
      Class H Shares(2)                                    271               630              1,014           2,089
--------------------------------------------------------------------------------------------------------------------

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                             ARMADA MICHIGAN MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    6.98%
1993    9.67%
1994   -3.00%
1995   13.24%
1996    2.84%
1997    6.93%
1998    4.76%
1999    -1.6%
2000    8.71%
2001    4.38%


            Best Quarter      5.19%    (3/31/95)
            Worst Quarter    -3.27%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
  Returns Before Taxes                           -0.55%      3.57%    4.67%
  Returns After Taxes
  on Distributions                               -0.58%    3.52%      4.58%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                     1.36%    3.68%      4.60%
Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                5.20%    5.56%      6.13%

--------------------------------------------------------------------------------
                                                            SINCE     DATE OF
CLASS B SHARES                  1 YEAR 5 YEARS  10 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Michigan Municipal
Bond Fund                       -1.36%   3.45%     N/A     3.61%      2/4/94
Lehman 7 Year Municipal Bond
Index(1) (reflects no deduction
for fees, expenses or taxes)     5.20%   5.56%     N/A     5.28%  Since 1/31/94
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class A Shares of the Armada National Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

                                                             TAX FREE BOND FUNDS

                                            ARMADA NATIONAL TAX EXEMPT BOND FUND

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992    9.74%
1993   11.76%
1994   -4.58%
1995   14.05%
1996   -1.07%
1997    6.57%
1998    5.85%
1999   -0.91%
2000    8.87%
2001    4.48%

            Best Quarter      5.44%    (3/31/95)
            Worst Quarter    -4.13%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.34%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE         DATE OF
                                                      COMMENCEMENT  COMMENCEMENT
                                                     AS REGISTERED AS REGISTERED
CLASS A SHARES              1 YEAR  5 YEARS  10 YEARS     FUND           FUND
--------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                                                             4/9/98
  Returns Before Taxes      -0.49%   3.90%(1)  4.81%(1)  3.01%
  Returns After Taxes on
  Distributions             -0.50%    N/A(2)   N/A(2)    2.99%
  Returns After Taxes on
  Distributions and Sale
  of Fund Shares             1.26%    N/A(2)   N/A(2)    3.22%
Lehman 7 Year Municipal
Bond Index(3)
(reflects no deduction for
fees, expenses or taxes)     5.20%   5.56%     6.13%     5.08%    Since 3/31/98

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
CLASS B SHARES              1 YEAR 5 YEARS  10 YEARS   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Armada National Tax Exempt
Bond Fund                   -1.35%    N/A      N/A       1.58%       1/28/99
Lehman 7 Year Municipal
Bond Index(3)
(reflects no deduction for
fees, expenses or taxes)     5.20%    N/A      N/A       4.26%    Since 1/31/99
--------------------------------------------------------------------------------
(1)PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE COMMON PREDECESSOR TRUST FUND DESCRIBED ABOVE.

(2)AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.

(3)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 70 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                                ARMADA OHIO TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1992     6.82%
1993    10.14%
1994    -4.19%
1995    13.37%
1996     3.92%
1997     7.35%
1998     5.25%
1999    -1.14%
2000     8.67%
2001     4.23%

            Best Quarter      5.04%    (3/31/95)
            Worst Quarter    -4.89%    (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.65%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES OR CLASS H SHARES BECAUSE CLASS B SHARES HAD LESS THAN ONE YEAR OF PERFORMANCE HISTORY AND CLASS H SHARES HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt
Bond Fund
  Returns Before Taxes                              1.09%   4.17%    5.01%
  Returns After Taxes on
  Distributions                                     1.09%   4.16%    4.98%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                                       2.28%   4.23%    4.94%
Lehman 7 Year Municipal
Bond Index(1) (reflects no
deduction for fees,
expenses or taxes)                                  5.20%   5.56%    6.13%
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

1997    6.83%
1998    5.62%
1999   -1.05%
2000    8.77%
2001    4.20%


            Best Quarter      3.73%   (12/31/00)
            Worst Quarter    -1.85%    (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 4.08%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES OR CLASS H SHARES BECAUSE CLASS B SHARES AND CLASS H SHARES HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS H SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                        SINCE     DATE OF
CLASS A SHARES                       1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Municipal Bond Fund                                                9/11/96
  Returns Before Taxes                1.08%   4.18%   4.49%
  Returns After Taxes on
  Distributions                       1.07%   4.15%   4.45%
  Returns After Taxes on
  Distributions and Sale of
  Fund Shares                         2.33%   4.22%   4.47%
Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                    5.20%   5.56%   5.87%    Since 8/31/96
--------------------------------------------------------------------------------
(1)THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------
 SHAREHOLDER FEES                               MICHIGAN MUNICIPAL BOND FUND             NATIONAL TAX EXEMPT BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                4.75%      5.00%     2.00%               4.75%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             4.75%(1)   None      1.00%               4.75%(1)   None      1.00%
---------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                      0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.75%      0.75%               0.04%(5)  0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.13%     0.13%      0.13%               0.15%     0.15%      0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.38%     0.38%      0.38%               0.40%     0.40%      0.40%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            0.97%     1.68%      1.68%               0.99%     1.70%      1.70%
---------------------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

-----------------------------------------------
 SHAREHOLDER FEES                                 OHIO TAX EXEMPT BOND FUND            PENNSYLVANIA MUNICIPAL BOND FUND
 (PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS A   CLASS B   CLASS H              CLASS A   CLASS B   CLASS H
-----------------------------------------------
Maximum Total Sales Charge (Load)                3.00%      5.00%     2.00%               3.00%      5.00%     2.00%
   Maximum Sales Charge (Load)
   Imposed on Purchases
   (as percentage of offering price)             3.00%(1)   None      1.00%               3.00%(1)   None      1.00%
---------------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)
   (as percentage of net asset value)            None       5.00%(2)  1.00%(3)            None       5.00%(2)  1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)              None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)               None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None       None      None                None       None      None
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------

Investment Advisory Fees(4)                      0.55%     0.55%      0.55%               0.55%     0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                        0.04%(5)  0.75%      0.75%               0.04%(5)  0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                 0.25%     0.25%      0.25%               0.25%     0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------------
   Other(7)                                      0.14%     0.14%      0.14%               0.13%     0.13%      0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                             0.39%     0.39%      0.39%               0.38%     0.38%      0.38%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            0.98%     1.69%      1.69%               0.97%     1.68%      1.68%
---------------------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(4) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                     TOTAL      TOTAL     TOTAL
                        ADVISORY   EXPENSES   EXPENSES  EXPENSES
FUND                      FEES     (CLASS A)  (CLASS B) (CLASS H)

Michigan Municipal
Bond Fund                 0.40%      0.79%      1.50%       *

National Tax Exempt
Bond Fund                 0.40%      0.80%      1.51%       *

Ohio Tax Exempt
Bond Fund                 0.40%      0.80%      1.51%     1.59%

Pennsylvania
Municipal Bond Fund       0.40%      0.84%        *         *


* Class H Shares of the Michigan Municipal Bond Fund and National Tax Exempt Bond Fund and Class B Shares and Class H Shares of the Pennsylvania Municipal Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                     TOTAL      TOTAL     TOTAL
                        ADVISORY   EXPENSES   EXPENSES  EXPENSES
FUND                      FEES     (CLASS A)  (CLASS B) (CLASS H)

Michigan Municipal
Bond Fund                 0.40%      0.82%      1.53%     1.53%

National Tax Exempt
Bond Fund                 0.40%      0.84%      1.55%     1.55%

Ohio Tax Exempt
Bond Fund                 0.40%      0.83%      1.54%     1.54%

Pennsylvania
Municipal Bond Fund       0.40%      0.82%      1.53%     1.53%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) Other expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                    1 YEAR           3 YEARS          5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
      Class A Shares                                 $569            $ 769            $  986           $1,608
      Class B Shares(1)                               671              930             1,113            1,796
      Class B Shares(2)                               171              530               913            1,796
      Class H Shares(1)                               369              624             1,003            2,067
      Class H Shares(2)                               269              624             1,003            2,067
-------------------------------------------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
      Class A Shares                                 $571             $ 775            $  996           $1,630
      Class B Shares(1)                               673               936             1,123            1,818
      Class B Shares(2)                               173               536               923            1,818
      Class H Shares(1)                               371               630             1,014            2,089
      Class H Shares(2)                               271               630             1,014            2,089
-------------------------------------------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
      Class A Shares                                 $397             $ 603            $  825           $1,465
      Class B Shares(1)                               672               933             1,118            1,807
      Class B Shares(2)                               172               533               918            1,807
      Class H Shares(1)                               370               627             1,009            2,078
      Class H Shares(2)                               270               627             1,009            2,078
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
      Class A Shares                                 $396             $ 600            $  820           $1,454
      Class B Shares(1)                               671               930             1,113            1,796
      Class B Shares(2)                               171               530               913            1,796
      Class H Shares(1)                               369               624             1,003            2,067
      Class H Shares(2)                               269               624             1,003            2,067
-------------------------------------------------------------------------------------------------------------------

(1) If you sell your shares at the end of the period.

(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 76 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.



                                                   Fixed                High-Yield               Asset-   Mortgage-
                             Equity   Convertible  Income    Government Lower Rated  Municipal   Backed    Backed     Foreign
                           Securities Securities  Securities Securities Securities  Securities Securities Securities Securities
---------------------------------------------------------------------------------------------------------------------------------
  Armada Core Equity Fund     [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Equity Growth Fund   [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Equity Index Fund    [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada International
  Equity Fund                 [ ]                                                                                       [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Ultra Fund [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Large Cap Value Fund [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Mid Cap Growth Fund  [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Small Cap
  Growth Fund                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Small Cap
  Value Fund                  [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund                  [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Aggressive
  Allocation Fund             [ ]                   [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Balanced
  Allocation Fund             [ ]        [ ]        [ ]         [ ]                               [ ]        [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada Conservative
  Allocation Fund             [ ]                   [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Bond Fund                                  [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada GNMA Fund                                  [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------

  Armada High Yield
  Bond Fund                                         [ ]                     [ ]                   [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                                         [ ]         [ ]                               [ ]        [ ]

---------------------------------------------------------------------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                                    [ ]         [ ]         [ ]                   [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                                       [ ]         [ ]                               [ ]        [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund                               [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund                                  [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund                                  [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund                               [ ]                                 [ ]
---------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.


o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND
The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
CLASS I SHARES             1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund    3.91%    5.12%      4.66%
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT FUND INVESTMENTS
The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Additionally, the High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation with respect to the High Yield Bond Fund. Such investments are not used as part of these Funds' principal investment strategies.

While not considered a principal investment strategy, the High Yield Bond Fund may from time to time purchase securities that are in default.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES
The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                  Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Equity Growth Fund                Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
                                  of large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                 Investors seeking returns similar to those of
                                  the S&P 500 Composite Stock Price Index who
                                  are willing to accept the risks of investing
                                  in a fund that invests primarily in common
                                  stocks
--------------------------------------------------------------------------------
International Equity Fund         Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in common stocks
                                  of foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in growth-oriented
                                  common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in value-oriented
                                  common stocks of large cap companies
--------------------------------------------------------------------------------

Mid Cap Growth Fund               Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of mid cap companies

--------------------------------------------------------------------------------
Small Cap Growth Fund             Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in growth-oriented
                                  common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund              Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in value-oriented
                                  common stocks of small cap companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund          Investors seeking capital appreciation who are
                                  willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund           Investors seeking capital appreciation who
                                  want to minimize the impact of taxes and who
                                  are willing to accept the risks of investing
                                  in a fund that invests primarily in common
                                  stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund        Investors seeking capital growth with the
                                  potential for above average total returns (as
                                  measured by the returns of the S&P 500
                                  Composite Stock Price Index) who are willing
                                  to accept the risks of investing in a fund
                                  that may allocate a high percentage of its
                                  assets in Underlying Armada Funds that focus
                                  their investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund          Investors seeking broad diversification by
                                  asset class and style to manage risk and
                                  provide the potential for above average total
                                  returns (as measured by the returns of the S&P
                                  500 Composite Stock Price Index and the Lehman
                                  U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund      Investors seeking current income with the
                                  potential for above average total returns (as
                                  measured by the returns of the Lehman U.S.
                                  Aggregate Bond Index) who are willing to
                                  accept the risks of investing in a fund that
                                  may allocate a high percentage of its assets
                                  in Underlying Armada Funds that focus their
                                  investments in fixed income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                         Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in fixed income
                                  securities
--------------------------------------------------------------------------------
GNMA Fund                         Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in mortgage-backed
                                  securities
--------------------------------------------------------------------------------

High Yield Bond Fund              Investors seeking high current income and
                                  capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds

--------------------------------------------------------------------------------
Intermediate Bond Fund            Investors seeking current income who are
                                  willing to accept the risks of investing in a
                                  fund that invests primarily in intermediate
                                  term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund        Investors seeking current income who are
                                  seeking to minimize share price volatility
                                  relative to our other fixed income funds and
                                  who are willing to accept the risks of
                                  investing in a fund that invests primarily in
                                  shorter term fixed income securities
--------------------------------------------------------------------------------

Short Duration Bond Fund          Investors seeking high current income but who
                                  desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities

--------------------------------------------------------------------------------
Total Return Advantage Fund       Investors seeking total return with less share
                                  price volatility than a fund that invests
                                  primarily in equity securities who are willing
                                  to accept the risks of investing in a fund
                                  that invests primarily in fixed income
                                  securities
--------------------------------------------------------------------------------
U.S. Government Income Fund       Investors seeking current income who are
                                  interested in the lower credit risk associated
                                  with a fund that invests primarily in U.S.
                                  government fixed income securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                              MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund      Investors seeking current income exempt from
                                  federal and Michigan income taxes who are
                                  willing to accept moderate share price
                                  volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund     Investors seeking current income exempt from
                                  federal income tax who are willing to accept
                                  moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund         Investors seeking current income exempt from
                                  federal and Ohio income taxes who are willing
                                  to accept moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund  Investors seeking current income exempt from federal and Pennsylvania income taxes who are
                                  willing to accept moderate share price
                                  volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS
National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                            ENDED MAY 31, 2002
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         Core Equity Investment Management Team                        0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                      Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                        Core Equity Investment Management Team                        0.20%
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund            International Equity Investment Management Team                   1.15%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                    Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     Value Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     Value Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 Value Equity Investment Management Team                       1.00%(1)
---------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                 Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund             Asset Allocation Investment Management Team                     0.00%
---------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund               Asset Allocation Investment Management Team                     0.75%
---------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund           Asset Allocation Investment Management Team                     0.00%
---------------------------------------------------------------------------------------------------------------------------
Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      Taxable Fixed Income Management Team                         0.60%(1)
---------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                    Taxable Fixed Income Management Team                         0.40%
---------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                Taxable Fixed Income Management Team                         0.35%
---------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                  Taxable Fixed Income Management Team                         0.40%(1)
---------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund               Taxable Fixed Income Management Team                         0.38%
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund               Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                   Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund                  Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                      Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund               Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------

(1) The Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds were not in operation during the last fiscal year. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

       o FRONT-END SALES CHARGE
       o LOW 12B-1 FEES
       o $500 MINIMUM INITIAL INVESTMENT -
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM

      CLASS B SHARES

       o NO FRONT-END SALES CHARGE
       o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES
          CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING
          AFTER THE SECOND YEAR)
       o HIGHER 12B-1 FEES THAN CLASS A SHARES
       o $500 MINIMUM INITIAL INVESTMENT --
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $250,000 MAXIMUM INVESTMENT
       o CONVERTS TO CLASS A SHARES AFTER
          THE EIGHTH YEAR
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM

      CLASS H SHARES

       o A 1.00% FRONT-END SALES CHARGE
       o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES
          CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF
          INITIAL PURCHASE)
       o HIGHER 12B-1 FEES THAN CLASS A SHARES
       o $500 MINIMUM INITIAL INVESTMENT -
          NO SUBSEQUENT MINIMUM INVESTMENT
       o $1 MILLION MAXIMUM INVESTMENT
       o DOES NOT CONVERT TO ANY OTHER SHARE CLASS
       o $50 MINIMUM MONTHLY INVESTMENT THROUGH
          PLANNED INVESTMENT PROGRAM


Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.

HOW TO PURCHASE FUND SHARES

                           NEW ACCOUNT SET UP                                              ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

INTERNET                   Visit our site and click on "Open an Account Online."           You may place your purchase order on our
WWW.ARMADAFUNDS.COM        Or log on to our on line Forms Center to print or complete      Web Site using your established banking
                           an application on line. Mail the application to the address     instructions for payment. To authorize
                           below. Unless you arrange to pay by wire or ACH, write your     this service, please complete an Account
                           check, payable in U.S. dollars, to "Armada Funds (Fund name)."  Change Form or call 1-800-622-FUND (3863)
                           Armada cannot accept third-party checks, starter
                           checks, credit cards, credit card checks, cash or
                           cash equivalents (i.e., cashier's check, bank draft,
                           money order or traveler's check).

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                  Call our Investor Services Line to obtain                       Call our Investor Services Line to
1-800-622-FUND (3863)      an application.                                                 purchase additional shares. To authorize
                                                                                           this service,please complete an Account
                                                                                           Change Form or call 1-800-622-FUND
                                                                                           (3863).
------------------------------------------------------------------------------------------------------------------------------------

MAIL                       Complete an application and mail it along with a check          Make your check payable to "Armada
                           payable, in U.S. dollars, to "Armada Funds (Fund Name)."        Funds (Fund Name)." Please include
                           Armada Funds                                                    your account number on your check
                           P.O. Box 8421, Boston, MA  02266-8421                           and mail it to the address at the left.

                           For overnight delivery mail to:
                           Boston Financial Data Services
                           Attn: Armada Funds
                           66 Brooks Drive, Braintree, MA  02184

                           Armada cannot accept third-party checks, starter checks,
                           credit cards, credit card checks, cash or cash equivalents
                           (i.e., cashier's check, bank draft, money order or traveler's check).

------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE   Complete "Bank, Wire & Electronic Funds Transfer                A Planned Investment Program can be set
("ACH")                    Instructions" section of the application to have                up to automatically purchase shares on
                           funds directly transferred from a bank account.                 designated dates during the month. Please
                           A primary and secondary account may be .                        see "Planned Investment Program" below.
                           established. Please note all electronic transfers will
                           be on the primary account unless notified otherwise.
                           Any changes in these instructions must be made in
                           writing to Armada Funds with a signature guarantee.
------------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT         With a $50 minimum initial investment and if you have a         With current account information on your
PROGRAM                    checking or savings account with a bank, you may purchase       account, participation in the program can
                           Class A, Class B or Class H Shares automatically through        be arranged via the Internet or by
                           regular deductions from your account in amounts of at           calling 1-800-622-FUND (3863).
                           least $50 per month per account.
                                                                                           For existing accounts, without account
                           You may arrange for participation in this program               information, participation can be
                           when a new account is established.                              arranged by completing an Account Change
                                                                                           Form with banking information. This form
                                                                                           must include a signature guarantee by a
                                                                                           bank or other financial institution.
------------------------------------------------------------------------------------------------------------------------------------

WIRE                       To purchase shares by wire, call 1-800-622-FUND (3863) to       Call 1-800-622-FUND (3863) prior to
                           set up your account to accommodate wire transactions and to     sending the wire in order to obtain a
                           receive a wire control number to be included in the             confirmation number and to ensure prompt
                           body of the wire. Ask your bank to transmit immediately         and accurate handling of funds. Ask your
                           available funds by wire in the amount of your purchase to:      bank to transmit immediately available
                              State Street Bank and Trust Company                          funds by wire as described at the left.
                              ABA #011000028                                               Please include your account number.
                              Account 99052755 Credit Armada Funds
                              (Account Registration)                                       Armada and its transfer agent are not
                              (Account Number)                                             responsible for the consequences of
                              (Wire Control Number)                                        delays resulting from the banking or
                                                                                           Federal Reserve Wire system, or from
                           Note:  Your bank may charge you a fee for this service.         incomplete wiring instructions.

                           Armada and its transfer agent are not responsible for
                           the consequences of delays resulting from the banking
                           or Federal Reserve Wire system, or from incomplete
                           wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY     Contact your financial consultant. Please note, your            Contact your financial consultant. Please
                           financial consultant or institution may charge a                note, your financial consultant or
                           fee for its services.                                           institution may charge a fee for its
                                                                                           services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares and Class H Shares, the applicable front-end shares charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

CORE EQUITY, EQUITY GROWTH, INTERNATIONAL EQUITY, LARGE CAP ULTRA, LARGE CAP VALUE, MICRO CAP VALUE, MID CAP GROWTH, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $25,000          5.50             5.80             5.25
--------------------------------------------------------------------------------
$25,000 but less
  than $50,000             5.25             5.50             5.00
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000            4.75             5.00             4.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            3.00             3.10             2.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          2.00             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------


AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, HIGH YIELD BOND, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME, MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS

--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:        PRICE PER SHARE    PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $50,000          4.75             5.00             4.50
--------------------------------------------------------------------------------
$50,000 but less
  than $100,000            4.00             4.20             3.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            3.75             3.90             3.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            2.50             2.80             2.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          2.20             2.00             1.75
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------

LIMITED MATURITY BOND AND SHORT DURATION BOND FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                      SALES CHARGE AS  AS A % OF NET      REALLOWANCE
IF YOUR               A % OF OFFERING   ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:        PRICE PER SHARE    PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000         2.75             2.83             2.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000            1.75             1.78             1.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000            1.00             1.01             0.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000          0.50             0.50             0.25
--------------------------------------------------------------------------------
$1,000,000 or more         0.00             0.00             0.00
--------------------------------------------------------------------------------

EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING    ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000        3.75              3.90             3.50
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.75              2.83             2.50
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           2.00              2.04             1.75
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.25              1.27             1.00
--------------------------------------------------------------------------------
$1,000,000 or more        0.00              0.00             0.00
--------------------------------------------------------------------------------

OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------
                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING    ASSET VALUE   AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     PER SHARE      PRICE PER SHARE
--------------------------------------------------------------------------------
Less than $100,000        3.00              3.09             2.75
--------------------------------------------------------------------------------
$100,000 but less
  than $250,000           2.00              2.04             1.75
--------------------------------------------------------------------------------
$250,000 but less
  than $500,000           1.50              1.52             1.25
--------------------------------------------------------------------------------
$500,000 but less
  than $1,000,000         1.00              1.01             0.75
--------------------------------------------------------------------------------
$1,000,000 or more        0.00              0.00             0.00
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);


o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(tm) Check with your broker-dealer to see if you qualify for this exemption; and

o by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.

FRONT-END SALES CHARGES -- CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load.

REPURCHASE OF CLASS A AND CLASS H SHARES


You may repurchase any amount of Class A or Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A or Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES -- CLASS A SHARES


Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


(i)   your account;
(ii)  your spouse's account;
(iii) a joint account with your spouse; or
(iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter pur-chases made up to 90 days before the date of the Letter.

The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.


The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE.


When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT.


CONTINGENT DEFERRED SALES CHARGES --
CLASS B SHARES AND CLASS H SHARES


You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


--------------------------------------------------------------------------------
                                           CLASS B SHARES
                        CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE             DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
FIRST                                           5.0%
SECOND                                          5.0%
THIRD                                           4.0%
FOURTH                                          3.0%
FIFTH                                           2.0%
SIXTH                                           NONE
SEVENTH                                         NONE
EIGHTH                                          NONE

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

o redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Armada Funds;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class H Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge.

See "Contingent Deferred Sales Charges -- Class B Shares and Class H Shares" on page 87 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.


INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the Equity Index Fund; (ii) 0.02% with respect to the Small/Mid Cap Value Fund and Short Duration Bond Fund; and (iii) 0.05% with respect to each other Fund.


Distribution fees for Class B Shares and Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


     Armada International Equity Fund
     Armada Small Cap Growth Fund
     Armada Small Cap Value Fund
     Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

     Armada Core Equity Fund
     Armada Equity Growth Fund
     Armada Equity Index Fund
     Armada Large Cap Ultra Fund
     Armada Large Cap Value Fund
     Armada Mid Cap Growth Fund
     Armada Tax Managed Equity Fund
     Armada Aggressive Allocation Fund
     Armada Balanced Allocation Fund

The following Funds distribute income monthly:


     Armada Conservative Allocation Fund
     Armada Bond Fund
     Armada GNMA Fund
     Armada High Yield Bond Fund
     Armada Intermediate Bond Fund
     Armada Limited Maturity Bond Fund
     Armada Short Duration Bond Fund
     Armada Total Return Advantage Fund
     Armada U.S. Government Income Fund
     Armada Michigan Municipal Bond Fund
     Armada National Tax Exempt Bond Fund
     Armada Ohio Tax Exempt Bond Fund
     Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A, Class B and Class H Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


No financial highlights are presented for the Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds because the Funds were not in operation during the last fiscal year.

No financial highlights are presented for Class H Shares of the Mid Cap Growth, Total Return Advantage, Michigan Municipal Bond, National Tax Exempt Bond and Pennsylvania Municipal Bond Funds because Class H Shares of the Funds had not yet commenced operations as of May 31, 2002. No financial highlights are presented for Class B Shares of the Pennsylvania Municipal Bond Fund because Class B Shares of the Fund had not yet commenced operations as of May 31, 2002.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET      FROM NET    NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD        RETURN+    PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.16      $ 0.02(1)       $(1.13)      $(0.02)       $(0.26)       $10.77         (9.19)%      $  3,313       1.22%
  2001      14.80       (0.02)          (0.70)       (0.00)        (1.92)        12.16         (5.91)          3,987       1.24
  2000      13.71       (0.00)           1.62        (0.00)        (0.53)        14.80         11.98           4,146       1.25
  1999      11.34       (0.05)           2.93        (0.00)        (0.51)        13.71         25.78           1,731       1.23
  1998(2)   10.00        0.04            1.34        (0.04)        (0.00)        11.34         13.85             408       1.14

  CLASS B
  2002     $11.91      $(0.05)(1)      $(1.12)      $(0.00)       $(0.26)       $10.48         (9.87)%      $  2,013       1.93%
  2001      14.62       (0.06)          (0.73)       (0.00)        (1.92)        11.91         (6.49)          2,052       1.94
  2000      13.63       (0.07)           1.59        (0.00)        (0.53)        14.62         11.31           1,840       1.96
  1999(1)   11.33       (0.16)           2.97        (0.00)        (0.51)        13.63         25.17           1,106       1.94
  1998(2)   10.25       (0.00)           1.08        (0.00)        (0.00)        11.33         10.54               2       1.83

  CLASS H
  2002(2)  $10.68      $0.001          $(0.19)      $(0.00)       $(0.00)       $10.49         (1.78)%      $      7       1.94%

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $24.17      $(0.04)(1)      $(4.58)      $(0.00)       $(0.21)       $19.34        (19.23)%      $103,258       1.17%
  2001      28.76       (0.07)          (3.40)       (0.00)        (1.12)        24.17        (12.53)        139,717       1.18
  2000      24.55       (0.06)           4.53        (0.00)        (0.26)        28.76         18.22         180,000       1.15
  1999      21.35       (0.09)           4.28        (0.00)        (0.99)        24.55         19.88         156,356       1.17
  1998      18.67       (0.04)           4.99        (0.00)        (2.27)        21.35         28.32          12,380       1.23

  CLASS B
  2002     $23.67      $(0.19)(1)      $(4.46)      $(0.00)       $(0.21)       $18.81        (19.77)%      $  2,972       1.88%
  2001      28.37       (0.26)          (3.32)       (0.00)        (1.12)        23.67        (13.10)          3,770       1.88
  2000      24.33       (0.26)           4.56        (0.00)        (0.26)        28.37         17.68           3,713       1.86
  1999      21.28       (0.27)           4.31        (0.00)        (0.99)        24.33         19.22           1,400       1.88
  1998(3)   19.44       (0.24)           2.08        (0.00)        (0.00)        21.28          9.47              24       1.92

 CLASS H
  2002(3)  $19.74      $(0.06)(1)      $(0.86)      $(0.00)       $(0.00)       $18.82         (4.66)%      $     25       1.88%

------------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.82      $ 0.08(1)       $(1.64)      $(0.08)       $(0.00)       $ 9.18        (14.44)%       $  7,889       0.58%
  2001      12.22        0.08           (1.40)       (0.08)        (0.00)        10.82        (10.82)           7,777       0.61
  2000      11.29        0.09            1.01        (0.11)        (0.06)        12.22          9.70            8,253       0.59
  1999(4)    9.09        0.07            2.18        (0.05)        (0.00)        11.29         24.83            3,892       0.36

  CLASS B
  2002     $10.79      $ 0.01(1)       $(1.64)      $(0.02)       $(0.00)       $ 9.14        (15.16)%       $  1,470       1.33%
  2001      12.20        0.01           (1.41)       (0.01)        (0.00)        10.79        (11.47)           1,080       1.36
  2000(4)   12.04        0.01            0.17        (0.02)        (0.00)        12.20          1.46              524       1.34

  CLASS H
  2002(4)  $ 9.51      $ 0.01(1)       $(0.37)      $(0.02)       $(0.00)       $ 9.13         (3.83)%       $     57       1.27%


                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT    TO AVERAGE   (LOSS) TO AVERAGE
          INCOME/(LOSS)  NET ASSETS       NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE      (BEFORE FEE     TURNOVER
           NET ASSETS      WAIVERS)         WAIVERS)        RATE

------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------

  CLASS A
  2002        0.22%          1.22%            0.22%          112%
  2001       (0.17)          1.29            (0.22)           34
  2000       (0.22)          1.31            (0.28)           37
  1999       (0.40)          1.23            (0.40)           43
  1998(2)     0.14           1.30             0.04            60

  CLASS B
  2002       (0.49)%         1.93%           (0.49)%         112%
  2001       (0.87)          1.94            (0.87)           34
  2000       (0.93)          1.96            (0.93)           37
  1999(1)    (1.11)          1.94            (1.11)           43
  1998(2)    (0.51)          2.00            (0.50)           60

  CLASS H
  2002(2)     0.11%          1.94%            0.11%          112%

------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------
  CLASS A
  2002       (0.20)%         1.17%          (0.20)%           52%
  2001       (0.28)          1.23           (0.33)            18
  2000       (0.24)          1.21           (0.30)            25
  1999       (0.36)          1.17           (0.36)            57
  1998       (0.26)          1.23           (0.26)           260

  CLASS B
  2002       (0.91)%         1.88%          (0.91)%           52%
  2001       (0.98)          1.88           (0.98)            18
  2000       (0.95)          1.86           (0.95)            25
  1999       (1.07)          1.88           (1.07)            57
  1998(3)    (0.92)          1.92           (0.92)           260

  CLASS H
  2002(3)    (0.93)%         1.88%          (0.93)%           52%

------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------
  CLASS A
  2002        0.84%          0.73%           0.69%             4%
  2001        0.69           0.86            0.44             15
  2000        0.77           0.84            0.52             48
  1999(4)     1.22           0.71            0.87              9

  CLASS B
  2002        0.09%          1.48%          (0.06)%            4%
  2001       (0.06)          1.51           (0.21)            15
  2000(4)     0.02           1.49           (0.13)            48

  CLASS H
  2002(4)     0.21%          1.42%           0.06%             4%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) CORE EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND MAY 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) EQUITY GROWTH FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) EQUITY INDEX FUND CLASS A, CLASS B AND CLASS H COMMENCED
    OPERATIONS ON OCTOBER 15, 1998, JANUARY 4, 2000 AND FEBRUARY 25, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET      FROM NET    NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT     REALIZED    VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.81      $ 0.04(1)       $(1.16)      $(0.01)       $(0.00)       $  9.68      (10.35)%       $12,143        1.59%
  2001      14.97       (0.01)(1)       (3.15)       (0.00)        (1.00)         10.81      (22.88)         15,390        1.70
  2000      10.87       (0.03)           4.21        (0.01)        (0.07)         14.97       38.50           3,618        1.68
  1999      10.82       (0.01)           0.10        (0.04)        (0.00)         10.87        0.84           1,127        1.68
  1998(2)   10.00        0.04            0.79        (0.01)        (0.00)         10.82        8.28             276        1.39

  CLASS B
  2002     $10.62      $(0.04)(1)      $(1.12)      $(0.00)       $(0.00)       $  9.46      (10.92)%       $ 3,209        2.30%
  2001      14.83       (0.10)(1)       (3.11)       (0.00)        (1.00)         10.62      (23.47)          5,317        2.41
  2000      10.83       (0.10)           4.17        (0.00)        (0.07)         14.83       37.61             623        2.39
  1999      10.83       (0.07)           0.08        (0.01)        (0.00)         10.83        0.10              42        2.43
  1998(2)    9.30        0.05            1.48        (0.00)        (0.00)         10.83       16.45               1        2.08

  CLASS H
  2002(2)  $ 9.34       $0.04(1)       $ 0.08       $(0.00)       $(0.00)       $  9.46        1.28%        $     6        2.14%

------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.45      $(0.06)(1)      $(3.18)      $(0.00)       $(0.00)       $  9.21      (26.02)%       $ 7,601        1.25%
  2001      19.81       (0.10)(1)       (4.67)       (0.00)        (2.59)         12.45      (26.36)         13,114        1.22
  2000      19.67       (0.06)           4.98        (0.00)        (4.78)         19.81       26.66          21,550        1.30
  1999      16.19       (0.11)           3.89        (0.00)        (0.30)         19.67       23.42          24,513        1.35
  1998      14.44       (0.06)           3.51        (0.03)(7)     (1.67)         16.19       25.95          21,628        1.35
  1997(3)   11.23       (0.00)           3.30        (0.01)        (0.08)         14.44       29.52          12,260        1.37
  1996(4)   10.00        0.03            1.23        (0.03)        (0.00)         11.23        8.99           1,657        1.40

  CLASS B
  2002     $11.82      $(0.13)(1)      $(3.01)      $(0.00)       $(0.00)       $  8.68      (26.57)%       $ 5,452        1.96%
  2001      19.08       (0.21)(1)       (4.46)       (0.00)        (2.59)         11.82      (26.88)         10,123        1.93
  2000      19.21       (0.13)           4.78        (0.00)        (4.78)         19.08       25.81          15,770        2.05
  1999      15.95       (0.23)           3.79        (0.00)        (0.30)         19.21       22.38          14,128        2.11
  1998(3)   14.34       (0.12)           3.43        (0.03)(7)     (1.67)         15.95       25.12          10,169        2.09
  1997(4)   11.22       (0.05)           3.25        (0.00)        (0.08)         14.34       28.62           4,130        2.12

  CLASS H
  2002(5) $  9.41      $(0.01)(1)      $(0.66)      $(0.00)       $(0.00)       $  8.74       (7.12)%       $    10        1.88%

------------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $17.36       $0.15(1)       $(0.88)      $(0.15)       $(0.68)       $15.80        (4.10)%       $39,511        1.17%
  2001      16.00        0.21            1.71        (0.24)        (0.32)        17.36        12.42          43,511        1.22
  2000      18.79        0.30           (1.87)       (0.31)        (0.91)        16.00        (8.30)          9,070        1.17
  1999      17.51        0.21            1.55        (0.23)        (0.25)        18.79        10.40          11,075        1.18
  1998      14.86        0.26            3.41        (0.29)        (0.73)        17.51        25.41           2,151        1.17

  CLASS B
  2002     $17.29       $0.03(1)       $(0.88)      $(0.03)       $(0.68)       $15.73        (4.81)%       $ 9,521        1.88%
  2001      15.93        0.09            1.72        (0.13)        (0.32)        17.29        11.69          12,458        1.92
  2000      18.69        0.19           (1.84)       (0.20)        (0.91)        15.93        (8.77)          1,357        1.88
  1999      17.54        0.17            1.39        (0.16)        (0.25)        18.69         9.14             997        1.89
  1998(6)   16.28        0.46            0.86        (0.06)        (0.00)        17.54         9.39               3        1.86

  CLASS H
  2002(5)  $15.08       $0.02(1)        $0.61       $(0.02)       $(0.00)       $15.69         4.18%        $    17        1.84%


                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
          INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
          INCOME/(LOSS)  NET ASSETS       NET ASSETS     PORTFOLIO
          TO AVERAGE     (BEFORE FEE     (BEFORE FEE     TURNOVER
          NET ASSETS       WAIVERS)        WAIVERS)        RATE
------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------

  CLASS A
  2002        0.38%          1.59%           0.38%            63%
  2001       (0.11)          1.75           (0.16)           161
  2000       (0.19)          1.74           (0.25)           124
  1999       (0.04)          1.68           (0.04)            78
  1998(2)     1.49           1.47            1.41             28

  CLASS B
  2002       (0.33)%         2.30%          (0.33)%           63%
  2001       (0.81)          2.41           (0.81)           161
  2000       (0.90)          2.39           (0.90)           124
  1999       (0.80)          2.43           (0.80)            78
  1998(2)     0.59           2.14            0.53             28

  CLASS H
  2002(2)     3.04%          2.14%           3.04%           63%

------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------
  CLASS A
  2002       (0.53)%         1.25%          (0.53)%           50%
  2001       (0.61)          1.27           (0.66)           102
  2000       (0.61)          1.30           (0.61)            82
  1999       (0.59)          1.35           (0.59)            51
  1998       (0.45)          1.35           (0.45)            25
  1997(3)    (0.14)          1.37           (0.14)            48
  1996(4)     0.31           2.62           (0.91)            86

  CLASS B
  2002       (1.24)%         1.96%          (1.24)%           50%
  2001       (1.32)          1.93           (1.32)           102
  2000       (1.36)          2.05           (1.36)            82
  1999       (1.34)          2.11           (1.34)            51
  1998(3)    (1.21)          2.09           (1.21)            25
  1997(4)    (0.88)          2.12           (0.88)            48

  CLASS H
  2002(5)    (0.87)%         1.88%          (0.87)%           50%

------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------
  CLASS A
  2002        0.90%          1.17%           0.90%            39%
  2001        1.29           1.27            1.24             67
  2000        1.82           1.23            1.76             40
  1999        1.82           1.18            1.82             19
  1998        1.62           1.17            1.62             18
  1997        2.17           1.26            2.17             35

  CLASS B
  2002        0.19%          1.88%           0.19%            39%
  2001        0.59           1.92            0.59             67
  2000        1.11           1.88            1.11             40
  1999        1.11           1.89            1.11             19
  1998(6)     0.68           1.86            0.68             18

  CLASS H
  2002(5)     0.43%          1.84%           0.43%            39%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) INTERNATIONAL EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND APRIL 8, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) FOR THE YEAR ENDED JUNE 30.
(5) LARGE CAP ULTRA FUND CLASS H COMMENCED OPERATIONS ON APRIL 9, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) LARGE CAP VALUE FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) AND $(0.03) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE LARGE CAP ULTRA FUND.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSE                     NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $  7.80     $(0.08)(1)      $(1.46)      $(0.00)       $(0.00)       $  6.26      (19.74)%       $  19,943      1.52%
  2001       15.53      (0.10)(1)       (3.09)       (0.00)        (4.54)          7.80      (24.23)           28,107      1.50
  2000       14.10      (0.15)(1)        6.23        (0.00)        (4.65)         15.53       51.48            46,183      1.54
  1999       14.98      (0.19)           1.15        (0.00)        (1.84)         14.10        8.08            50,605      1.57
  1998(2)    15.72      (0.14)           2.51        (0.00)        (3.11)         14.98       16.84            90,183      1.55
  1997(3)    20.71      (0.16)           1.30        (0.00)        (6.13)         15.72        5.78            80,634      1.56

  CLASS B
  2002     $  6.55     $(0.11)(1)      $(1.23)      $(0.00)       $(0.00)       $  5.21      (20.46)%       $   6,899      2.23%
  2001       13.95      (0.16)(1)       (2.70)       (0.00)        (4.54)          6.55      (24.69)           11,339      2.21
  2000       13.14      (0.24)(1)        5.70        (0.00)        (4.65)         13.95       50.40            18,584      2.29
  1999       14.20      (0.28)           1.06        (0.00)        (1.84)         13.14        7.19            16,629      2.32
  1998(2)    15.12      (0.23)           2.42        (0.00)        (3.11)         14.20       16.27            23,780      2.30
  1997(3)    20.28      (0.24)           1.21        (0.00)        (6.13)         15.12        4.94            21,994      2.31

------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002      $11.44     $(0.12)(1)      $(2.25)      $(0.00)       $(0.00)       $  9.07      (20.72)%       $  21,941      1.49%
  2001       14.81      (0.09)(1)       (1.92)       (0.00)        (1.36)         11.44      (14.97)           31,327      1.52
  2000       10.11      (0.07)(1)        4.77        (0.00)        (0.00)         14.81       46.49             2,710      1.48
  1999       11.68      (0.05)(1)       (1.41)       (0.00)        (0.11)         10.11      (12.54)            1,089      1.51
  1998(4)    10.00       0.01            1.71        (0.01)        (0.03)         11.68       17.18               331      1.23

  CLASS B
  2002      $11.16     $(0.18)(1)      $(2.19)      $(0.00)       $(0.00)       $  8.79      (21.24)%       $   8,055      2.20%
  2001       14.58      (0.18)(1)       (1.88)       (0.00)        (1.36)         11.16      (15.59)           13,010      2.22
  2000       10.01      (0.17)(1)        4.74        (0.00)        (0.00)         14.58       45.65               372      2.19
  1999       11.66      (0.10)(1)       (1.44)       (0.00)        (0.11)         10.01      (13.26)              139      2.23
  1998(4)    10.64      (0.01)           1.03        (0.00)        (0.00)         11.66        9.59                 1      1.92

  CLASS H
  2002(4)   $ 9.51     $(0.03)(1)      $(0.67)      $(0.00)       $(0.00)       $  8.81       (7.36)%       $       7      2.19%

                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
           NET ASSETS      WAIVER)         WAIVERS)      RATE

------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------

  CLASS A
  2002       (1.17)%         1.52%          (1.17)%           68%
  2001       (0.88)          1.55           (0.93)           191
  2000       (1.00)          1.54           (1.00)           110
  1999       (1.00)          1.57           (1.00)           100
  1998(2)    (1.02)          1.55           (1.02)            38
  1997(3)    (1.05)          1.56           (1.05)            38

  CLASS B
  2002       (1.88)%         2.23%          (1.88)%           68%
  2001       (1.59)          2.21           (1.59)           191
  2000       (1.75)          2.29           (1.75)           110
  1999       (1.75)          2.32           (1.75)           100
  1998(2)    (1.77)          2.30           (1.77)            38
  1997(3)    (1.80)          2.31           (1.80)            38

------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------
  CLASS A
  2002       (1.13)%         1.49%          (1.13)%          122%
  2001       (0.69)          1.57           (0.74)           174
  2000       (0.53)          1.54           (0.59)           155
  1999       (0.51)          1.51           (0.51)           159
  1998(4)    (0.32)          1.34           (0.43)            31

  CLASS B
  2002       (1.84)%         2.20%          (1.84)%          122%
  2001       (1.39)          2.22           (1.39)           174
  2000       (1.24)          2.19           (1.24)           155
  1999       (1.23)          2.23           (1.23)           159
  1998(4)    (0.87)          3.06           (2.01)            31

  CLASS H
  2002(4)    (1.89)%         2.19%          (1.89)%          122%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) FOR THE YEAR ENDED JUNE 30.
(4) SMALL CAP GROWTH FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 1, 1997, JANUARY 6, 1998 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT    REALIZED     VALUE, END        TOTAL        END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS) ON SECURITIES     INCOME    CAPITAL GAINS  OF PERIOD        RETURN+    PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $18.57       $0.04(1)        $3.29        $(0.11)       $(1.76)       $20.03        19.31%        $43,052        1.41%
  2001      14.77        0.19            4.23         (0.21)        (0.41)        18.57        30.55          12,315        1.45
  2000      13.31        0.27            1.38         (0.19)        (0.00)        14.77        12.59           9,727        1.46
  1999      15.47        0.06           (0.85)        (0.04)        (1.33)        13.31        (4.38)         11,542        1.38
  1998      14.95        0.01            2.84         (0.04)        (2.29)        15.47        19.51          10,634        1.23

  CLASS B
  2002     $18.34      $(0.09)(1)       $3.24        $(0.05)       $(1.76)       $19.68        18.48%        $ 7,465        2.12%
  2001      14.62        0.09            4.16         (0.12)        (0.41)        18.34        29.62           1,483        2.15
  2000      13.19        0.14            1.41         (0.12)        (0.00)        14.62        11.87             742        2.17
  1999      15.42       (0.03)          (0.87)        (0.00)        (1.33)        13.19        (5.13)            515        2.08
  1998(2)   15.28        0.00            0.14         (0.00)        (0.00)        15.42         0.92              61        1.92

  CLASS H
  2002(2)  $17.84      $(0.05)(1)       $1.87        $(0.00)       $(0.00)       $19.66        10.20%        $   412        2.12%

------------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $12.62       $0.01(1)       $(1.53)       $(0.01)       $(0.00)       $11.09       (12.05)%       $15,755        1.18%
  2001      14.33       (0.01)          (1.67)        (0.00)        (0.03)        12.62       (11.76)         17,645        1.22
  2000      12.16        0.00            2.18         (0.00)        (0.01)        14.33        18.01          17,372        1.20
  1999       9.93        0.04            2.24         (0.04)        (0.01)        12.16        23.03           7,353        1.09
  1998(3)   10.10       (0.00)          (0.17)        (0.00)        (0.00)         9.93        (1.49)             10        0.54

  CLASS B
  2002     $12.38      $(0.07)(1)      $(1.49)       $(0.00)       $(0.00)       $10.82       (12.60)%       $ 8,981        1.89%
  2001      14.16       (0.10)          (1.65)        (0.00)        (0.03)        12.38       (12.39)         10,771        1.92
  2000      12.12       (0.07)           2.12         (0.00)        (0.01)        14.16        16.95          11,135        1.91
  1999       9.93       (0.02)           2.23         (0.01)        (0.01)        12.12        22.31           5,377        1.79
  1998(3)   10.21       (0.00)          (0.28)        (0.00)        (0.00)         9.93        (2.84)             85        1.23

  CLASS H
  2002(3)  $11.34      $(0.01)(1)      $(0.54)       $(0.00)       $(0.00)       $10.79        (4.85)%       $    26        1.87%

------------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.95      $ 0.08(1)       $(0.83)       $(0.13)(5)    $(0.00)       $ 9.07        (7.54)%       $ 2,744        1.37%
  2001(4)   10.00        0.02           (0.06)        (0.01)        (0.00)         9.95        (0.38)          2,500        0.63

  CLASS B
  2002     $ 9.95      $ 0.03(1)       $(0.83)       $(0.12)(5)    $(0.00)       $ 9.03        (8.12)%       $   137        1.98%
  2001(4)    9.98        0.00           (0.03)        (0.00)        (0.00)         9.95        (0.30)              7        1.23


  CLASS H
  2002(4)  $ 9.01      $(0.06)(1)       $0.09        $(0.00)       $(0.00)       $ 9.04         0.33%        $   514        3.78%

                             RATIO       RATIO OF NET
          RATIO OF NET    OF EXPENSES INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS     PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)      RATE

------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------

  CLASS A
  2002        0.29%          1.41%           0.29%           106%
  2001        1.10           1.50            1.05            128
  2000        1.72           1.52            1.66            120
  1999        0.44           1.38            0.44             79
  1998        0.19           1.23            0.19             89

  CLASS B
  2002       (0.42)%         2.12%          (0.42)%          106%
  2001        0.40           2.15            0.40            128
  2000        1.01           2.17            1.01            120
  1999       (0.26)          2.08           (0.26)            79
  1998(2)    (0.48)          1.92           (0.48)            89

  CLASS H
  2002(2)    (0.86)%         2.12%          (0.86)%          106%

------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------
  CLASS A
  2002        0.08%          1.18%           0.08%             0%
  2001       (0.14)          1.27           (0.19)             1
  2000       (0.06)          1.26           (0.12)             3
  1999        0.11           1.27           (0.07)             5
  1998(3)     0.63           1.24           (0.07)             0

  CLASS B
  2002       (0.63)%         1.89%          (0.63)%            0%
  2001       (0.84)          1.92           (0.84)             1
  2000       (0.77)          1.91           (0.77)             3
  1999       (0.59)          1.97           (0.77)             5
  1998(3)     0.43           1.98            1.18              0

  CLASS H
  2002(3)    (0.46)%         1.87%          (0.46)%            0%

------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------
  CLASS A
  2002        0.90%          1.62%           0.65%            40%
  2001(4)     0.85           1.01            0.47              5

  CLASS B
  2002        0.29%          2.23%           0.04%            40%
  2001(4)     0.25           1.56           (0.08)             5

  CLASS H
  2002(4)    (2.54)%         4.04%          (2.80)%           40%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) SMALL CAP VALUE FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) TAX MANAGED EQUITY FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MAY 11, 1998, MAY 4, 1998 AND APRIL 12, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(4) THE AGGRESSIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, MAY 8, 2001 AND FEBRUARY 20, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) AND $(0.04) FOR CLASS A AND CLASS B, RESPECTIVELY, FOR THE AGGRESSIVE ALLOCATION FUND.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES   INCOME     CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.72      $ 0.17(1)       $(0.69)      $(0.18)       $(0.00)       $ 9.02        (5.41)%       $16,664        1.25%
  2001      11.68        0.29           (0.46)       (0.24)        (1.55)         9.72        (1.92)         13,592        1.28
  2000      10.31        0.23            1.35        (0.21)        (0.00)        11.68        15.48           3,965        1.26
  1999(2)    9.74        0.14            0.57        (0.14)        (0.00)        10.31         7.26           1,466        1.31

  CLASS B
  2002     $ 9.73      $ 0.11(1)       $(0.70)      $(0.11)       $(0.00)       $ 9.03        (6.06)%        $ 5,721        1.96%
  2001      11.70        0.21           (0.46)       (0.17)        (1.55)         9.73        (2.67)           5,551        1.98
  2000      10.33        0.15            1.36        (0.14)        (0.00)        11.70        14.79              691        1.97
  1999(2)    9.82        0.10            0.51        (0.10)        (0.00)        10.33         6.07              385        2.02

  CLASS H
  2002(2)  $ 8.98      $ 0.03(1)       $0.02        $(0.04)       $(0.00)       $ 8.99         0.56%         $   338        2.02%

------------------------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.04      $ 0.24(1)       $(0.36)      $(0.26)       $(0.00)       $ 9.66        (1.21)%        $ 2,689        1.27%
  2001(3)   10.00        0.07            0.02        (0.05)        (0.00)        10.04         0.90            2,522        0.62

  CLASS B
  2002(3)  $ 9.97      $ 0.08(1)       $(0.22)      $(0.18)       $(0.00)       $ 9.65        (1.46)%        $   163        1.88%

  CLASS H
  2002(3)  $ 9.59      $(0.01)(1)      $ 0.08       $(0.01)       $(0.00)       $ 9.65         0.77%         $   360        3.46%

------------------------------------------------------------------------------------------------------------------------------------
 BOND FUND*
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.73      $ 0.54(1)       $ 0.14       $(0.53)       $(0.00)       $ 9.88         7.13%         $ 9,530        0.96%
  2001       9.40        0.59            0.34        (0.60)        (0.00)         9.73        10.26            8,944        0.97
  2000       9.95        0.57           (0.55)       (0.57)        (0.00)         9.40         0.05           10,237        1.12
  1999      10.27        0.53           (0.29)       (0.54)        (0.02)         9.95         2.55           11,916        1.19
  1998(4)    9.95        0.53            0.33        (0.54)        (0.00)        10.27         8.83           16,669        1.19
  1997(5)    9.78        0.58            0.17        (0.58)        (0.00)         9.95         7.92           19,760        1.19

  CLASS B
  2002     $ 9.72      $ 0.47(1)       $ 0.14       $(0.46)       $(0.00)       $ 9.87         6.39%         $ 2,133        1.67%
  2001       9.38        0.54            0.33        (0.53)        (0.00)         9.72         9.46            2,317        1.67
  2000       9.93        0.50           (0.56)       (0.49)        (0.00)         9.38        (0.58)           2,373        1.87
  1999      10.25        0.47           (0.30)       (0.47)        (0.02)         9.93         1.66            4,548        1.94
  1998(4)    9.93        0.47            0.33        (0.48)        (0.00)        10.25         8.18            6,423        1.94
  1997(5)    9.75        0.51            0.16        (0.49)        (0.00)         9.93         7.09            5,967        1.94

  CLASS H
  2002(6)  $ 9.81      $ 0.04(1)       $ 0.04       $(0.03)       $(0.00)       $ 9.86         0.86%         $     5        1.62%

                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE       TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)          RATE

------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------

  CLASS A
  2002       1.88%           1.25%          1.88%            106%
  2001       2.06            1.33           2.00             161
  2000       1.95            1.32           1.89             182
  1999(2)    2.50            1.31           2.50             116

  CLASS B
  2002       1.17%           1.96%          1.17%            106%
  2001       1.69            1.98           1.69             161
  2000       1.24            1.97           1.24             182
  1999(2)    1.29            2.02           1.29             116

  CLASS H
  2002(2)    1.17%           2.02%          1.17%            106%

------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------
  CLASS A
  2002       2.43%           1.52%          2.18%             27%
  2001(3)    2.95            1.00           2.57               5

  CLASS B
  2002(3)    1.82%           2.13%          1.57%             27%

  CLASS H
  2002(3)   (0.33)%          3.72%         (0.59)%            27%

------------------------------------------------------------------
 BOND FUND*
------------------------------------------------------------------
  CLASS A
  2002       5.45%           0.96%          5.45%             98%
  2001       6.14            1.02           6.09              73
  2000       5.89            1.14           5.87             155
  1999       5.29            1.28           5.20             269
  1998(4)    5.81            1.28           5.72             546
  1997(5)    5.88            1.28           5.79             827

  CLASS B
  2002       4.74%           1.67%          4.74%             98%
  2001       5.44            1.67           5.44              73
  2000       5.14            1.89           5.12             155
  1999       4.53            2.03           4.44             269
  1998(4)    5.07            2.03           4.98             546
  1997(5)    5.15            2.03           5.06             827

  CLASS H
  2002(6)    5.62%           1.62%          5.62%             98%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
  * EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATE OF .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF THE REORGANIZATION.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) THE BALANCED ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON JULY 31, 1998, NOVEMBER 11, 1998 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) THE CONSERVATIVE ALLOCATION FUND CLASS A, CLASS B AND CLASS H COMMENCED OPERATIONS ON MARCH 6, 2001, JULY 13, 2001 AND FEBRUARY 6, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(4) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) FOR THE YEAR ENDED JUNE 30.
(6) THE BOND FUND CLASS H COMMENCED OPERATIONS ON APRIL 30, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND    DIVIDENDS  DISTRIBUTIONS                                             RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL         END OF     TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD       RETURN+     PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.23      $0.56(3)        $ 0.14       $(0.57)       $(0.00)       $10.36          6.95%       $6,550         1.01%
  2001       9.75       0.60             0.47        (0.59)        (0.00)        10.23         11.27         1,113         1.05
  2000      10.10       0.57            (0.35)       (0.57)        (0.00)         9.75          2.33         1,231         1.05
  1999      10.36       0.59            (0.20)       (0.58)        (0.07)        10.10          3.77         1,497         1.03
  1998      10.15       0.58             0.31        (0.58)        (0.10)        10.36          8.90           549         1.09

  CLASS B
  2002     $10.23      $0.48(3)        $ 0.14       $(0.49)       $(0.00)       $10.36          6.21%       $  577         1.72%
  2001       9.75       0.53             0.47        (0.52)        (0.00)        10.23         10.50           208         1.75
  2000(1)    9.76       0.40            (0.01)       (0.40)        (0.00)         9.75          4.07           161         1.76


  CLASS H
  2002(1)  $10.31      $0.06(3)        $ 0.06       $(0.05)       $(0.00)       $10.38          1.17%       $   15         1.74%

------------------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.26      $0.52(3)        $ 0.16       $(0.52)       $(0.00)       $10.42          6.78%       $8,926         0.82%
  2001       9.92       0.62             0.34        (0.62)        (0.00)        10.26          9.88         8,172         0.84
  2000      10.41       0.61            (0.48)       (0.61)        (0.01)         9.92          1.25         3,874         0.83
  1999      10.63       0.54            (0.16)       (0.54)        (0.06)        10.41          3.54         5,129         0.86
  1998      10.42       0.58             0.21        (0.58)        (0.00)        10.63          7.71         3,288         0.91

  CLASS B
  2002     $10.26      $0.45(3)        $ 0.16       $(0.45)       $(0.00)       $10.42          6.03%       $1,445         1.53%
  2001       9.93       0.56             0.31        (0.54)        (0.00)        10.26          9.00         1,392         1.54
  2000      10.41       0.54            (0.47)       (0.54)        (0.01)         9.93          0.64           733         1.54
  1999      10.63       0.45            (0.15)       (0.46)        (0.06)        10.41          2.83           709         1.57
  1998(2)   10.70       0.20            (0.07)       (0.20)        (0.00)        10.63          1.24             2         1.60

  CLASS H
  2002(2)  $10.36      $0.053          $ 0.08       $(0.05)       $(0.00)       $10.44          1.27%       $   39         1.54%

------------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

  CLASS A
  2002     $ 9.90      $0.47(3)        $ 0.10       $(0.47)       $(0.00)       $10.00          5.87%       $7,039         0.73%
  2001       9.74       0.60             0.16        (0.60)        (0.00)         9.90          7.99         5,022         0.65
  2000       9.99       0.56            (0.24)       (0.57)        (0.00)         9.74          3.47           873         0.64
  1999      10.08       0.56            (0.05)       (0.55)        (0.05)         9.99          4.94           550         0.53
  1998      10.00       0.57             0.09        (0.57)        (0.01)        10.08          6.68           559         0.41

  CLASS B
  2002     $ 9.90      $0.39(3)        $ 0.11       $(0.40)       $(0.00)       $10.00          5.07%       $1,329         1.49%
  2001       9.73       0.51             0.17        (0.51)        (0.00)         9.90          7.16           742         1.53
  2000(4)    9.90       0.39            (0.17)       (0.39)        (0.00)         9.73          2.22           180         1.54

  CLASS H
  2002(4)  $10.03      $0.113          $(0.03)      $(0.11)       $(0.00)       $10.00          0.79%       $  174         1.48%


                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE     (BEFORE FEE    (BEFORE FEE      TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)       RATE

------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------

  CLASS A
  2002       5.40%           1.01%          5.40%             46%
  2001       5.94            1.10           5.89              47
  2000       5.79            1.11           5.73              79
  1999       5.67            1.03           5.67              85
  1998       5.54            1.09           5.54             291

  CLASS B
  2002       4.69%           1.72%          4.69%             46%
  2001       5.24            1.75           5.24              47
  2000(1)    5.08            1.76           5.08              79


  CLASS H
  2002(1)    4.14%           1.74%          4.14%             46%

------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------
  CLASS A
  2002       5.02%           0.97%          4.87%            141%
  2001       6.09            1.04           5.89             133
  2000       5.97            1.04           5.76             201
  1999       4.96            1.00           4.82             256
  1998       5.48            1.06           5.33             160

  CLASS B
  2002       4.31%           1.68%          4.16%            141%
  2001       5.39            1.69           5.24             133
  2000       5.26            1.69           5.11             201
  1999       4.25            1.71           4.11             256
  1998(2)    3.38            1.49           3.49             160

  CLASS H
  2002(2)    4.16%           1.70%          4.00%            141%

------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------

  CLASS A
  2002       4.69%           0.83%          4.59%            110%
  2001       5.88            0.83           5.70              87
  2000       5.74            0.84           5.54              90
  1999       5.39            0.75           5.17             190
  1998       5.65            0.80           5.26             135

  CLASS B
  2002       3.93%           1.59%          3.83%            110%
  2001       5.00            1.63           4.90              87
  2000(4)    4.84            1.64           4.74              90

  CLASS H
  2002(4)    3.39%           1.58%          3.29%            110%

  +  TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED,
    UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.
(1) GNMA FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999 AND APRIL 19, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(2) INTERMEDIATE BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 6, 1998 AND APRIL 18, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(4) LIMITED MATURITY BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON AUGUST 11, 1999 AND FEBRUARY 5, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


          NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                            RATIO OF
            VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                  NET ASSETS     EXPENSES
          BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END       TOTAL       END OF      TO AVERAGE
          OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAINS  OF PERIOD       RETURN+   PERIOD (000)   NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $10.02      $0.53(3)        $ 0.22       $(0.53)       $(0.00)       $10.24          7.60%      $ 1,350        0.80%
  2001       9.47       0.55             0.56        (0.56)        (0.00)        10.02         12.00         1,183        0.76
  2000       9.98       0.57            (0.44)       (0.58)(2)     (0.06)         9.47          1.41         5,035        0.73
  1999      10.25       0.56            (0.23)       (0.56)        (0.04)         9.98          3.18         4,686        0.69
  1998       9.89       0.61             0.36        (0.61)        (0.00)        10.25         10.08           640        0.54

  CLASS B
  2002     $10.05      $0.46(3)        $ 0.21       $(0.45)       $(0.00)       $10.27          6.83%      $   301        1.51%
  2001       9.50       0.48             0.56        (0.49)        (0.00)        10.05         11.18           147        1.49
  2000(1)    9.73       0.39            (0.19)       (0.37)        (0.06)         9.50          2.17             1        1.47

------------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002     $ 9.22      $0.47(9)        $ 0.22       $(0.46)       $(0.00)       $ 9.45          7.67%      $13,387        1.01%
  2001       8.77       0.55             0.45        (0.55)        (0.00)         9.22         11.66        13,863        1.03
  2000       9.13       0.54            (0.37)       (0.53)        (0.00)         8.77          1.96        20,790        1.08
  1999       9.27       0.55            (0.14)       (0.55)        (0.00)         9.13          4.46        38,190        1.00
  1998(4)    9.15       0.61             0.08        (0.57)(6)     (0.00)         9.27          7.80        54,710        1.00
  1997(5)    9.25       0.70            (0.10)       (0.70)(7)     (0.00)         9.15          6.86        58,589        1.02

  CLASS B
  2002     $ 9.19      $0.41(9)        $ 0.22       $(0.40)       $(0.00)       $ 9.42          6.93%      $ 6,801        1.72%
  2001       8.74       0.49             0.44        (0.48)        (0.00)         9.19         10.90         7,160        1.74
  2000       9.11       0.48            (0.38)       (0.47)        (0.00)         8.74          1.10         9,192        1.83
  1999       9.24       0.47            (0.13)       (0.47)        (0.00)         9.11          3.76        16,373        1.75
  1998(4)    9.13       0.55             0.07        (0.51)(6)     (0.00)         9.24          6.98        23,739        1.75
  1997(5)    9.21       0.63            (0.09)       (0.62)(7)     (0.00)         9.13          6.06        23,448        1.77

  CLASS H
  2002(6)  $ 9.39      $0.15(9)        $ 0.01       $(0.12)       $(0.00)       $ 9.43          1.73%      $    22        1.69%

------------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(10) $10.93      $0.47(9)        $ 0.10       $(0.47)       $(0.01)       $11.02          5.33%      $15,638        0.79%
  2001      10.38       0.49             0.55        (0.49)        (0.00)        10.93         10.13        13,816        0.70
  2000      10.91       0.45            (0.53)       (0.44)        (0.01)        10.38         (0.68)       14,799        1.06
  1999      11.06       0.44            (0.08)       (0.44)        (0.07)        10.91          3.38        28,305        1.01
  1998(4)   10.89       0.42             0.23        (0.45)        (0.03)        11.06          5.96        38,536        0.99
  1997(5)   10.76       0.49             0.14        (0.46)        (0.04)        10.89          5.89        38,302        1.01

  CLASS B
  2002(10) $10.95      $0.39(9)        $ 0.09       $(0.39)       $(0.01)       $11.03          4.44%      $ 1,960        1.50%
  2001      10.39       0.40             0.56        (0.40)        (0.00)        10.95          9.31         1,937        1.55
  2000      10.92       0.37            (0.53)       (0.36)        (0.01)        10.39         (1.41)        1,881        1.81
  1999      11.07       0.36            (0.08)       (0.36)        (0.07)        10.92          2.52         3,217        1.76
  1998(4)   10.90       0.34             0.23        (0.37)        (0.03)        11.07          5.32         3,983        1.74
  1997(5)   10.76       0.41             0.13        (0.36)        (0.04)        10.90          5.05         3,503        1.76


                            RATIO       RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS      NET ASSETS      PORTFOLIO
           TO AVERAGE    (BEFORE FEE     (BEFORE FEE      TURNOVER
           NET ASSETS       WAIVER)        WAIVERS)       RATE

------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------

  CLASS A
  2002       5.17%           0.97%          5.00%             88%
  2001       5.70            1.04           5.42             182
  2000       5.92            1.02           5.63             121
  1999       5.48            0.89           5.28             142
  1998       6.14            0.97           5.71             170

  CLASS B
  2002       4.46%           1.68%          4.29%             88%
  2001       4.97            1.69           4.77             182
  2000(1)    5.18            1.67           4.98             121

------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------
  CLASS A
  2002       5.04%           1.01%          5.04%            219%
  2001       6.03            1.08           5.98              78
  2000       6.03            1.19           5.92              74
  1999       5.92            1.34           5.58              53
  1998(4)    7.20            1.34           6.86             279
  1997(5)    7.64            1.36           7.30             500

  CLASS B
  2002       4.33%           1.72%          4.33%            219%
  2001       5.32            1.74           5.32              78
  2000       5.28            1.94           5.17              74
  1999       5.15            2.09           4.81              53
  1998(4)    6.45            2.09           6.11             279
  1997(5)    6.89            2.11           6.55             500

  CLASS H
  2002(6)    4.40%           1.69%          4.40%            219%

------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(10)   4.27%           0.94%          4.12%              6%
  2001       4.52            0.90           4.32              16
  2000       4.21            1.16           4.11              10
  1999       3.96            1.29           3.68               7
  1998(4)    4.09            1.28           3.80              26
  1997(5)    4.48            1.30           4.19              28

  CLASS B
  2002(10)   3.56%           1.65%          3.41%              6%
  2001       3.67            1.70           3.52              16
  2000       3.46            1.91           3.36              10
  1999       3.21            2.05           2.92               7
  1998(4)    3.34            2.03           3.05              26
  1997(5)    3.73            2.05           3.44              28

   + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
     TOTAL RETURN EXCLUDES SALES CHARGE.
 (1) TOTAL RETURN ADVANTAGE FUND CLASS B COMMENCED OPERATIONS ON SEPTEMBER 29, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS A OF THE TOTAL RETURN ADVANTAGE FUND.
 (3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
 (4) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) FOR THE YEAR ENDED JUNE 30.
 (6) U.S. GOVERNMENT INCOME FUND CLASS H COMMENCED OPERATIONS ON FEBRUARY 5, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) AND $(0.04) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.
 (8) INCLUDES A TAX RETURN OF CAPITAL OF $(0.11) AND $(0.10) FOR CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.
 (9) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(10) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE MICHIGAN MUNICIPAL BOND FUND WAS REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $78,937 TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME BY $36,050.

                                                            FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


            NET ASSET                 REALIZED AND   DIVIDENDS   DISTRIBUTIONS                                             RATIO OF
              VALUE,        NET        UNREALIZED     FROM NET     FROM NET     NET ASSET                    NET ASSETS    EXPENSES
            BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT    REALIZED     VALUE, END     TOTAL           END OF     TO AVERAGE
            OF PERIOD  INCOME/(LOSS)  ON SECURITIES    INCOME    CAPITAL GAIN   OF PERIOD     RETURN+       PERIOD (000)  NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(4)    $10.05      $0.41(3)        $ 0.15       $(0.40)       $(0.00)       $10.21        5.65%         $ 7,385        0.80%
  2001         9.54       0.42             0.51        (0.42)        (0.00)        10.05        9.94            6,644        0.70
  2000         9.97       0.41            (0.42)       (0.41)        (0.01)         9.54       (0.02)           4,009        0.64
  1999(1)     10.04       0.41            (0.04)       (0.41)        (0.03)         9.97        3.67            4,205        0.46

  CLASS B
  2002(4)    $10.00      $0.33(3)        $ 0.16       $(0.33)       $(0.00)       $10.16        4.92%         $   749        1.51%
  2001         9.50       0.35             0.50        (0.35)        (0.00)        10.00        9.09              500        1.40
  2000         9.96       0.34            (0.45)       (0.34)        (0.01)         9.50       (1.05)             224        1.35
  1999(1)     10.23       0.13            (0.26)       (0.14)        (0.00)         9.96       (1.22)             275        1.17

------------------------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(4)    $11.00      $0.44(3)        $ 0.18       $(0.45)       $(0.00)       $11.17        5.70%         $11,639        0.80%
  2001        10.46       0.47             0.54        (0.47)        (0.00)        11.00        9.81            8,460        0.66
  2000        11.00       0.47            (0.53)       (0.47)        (0.01)        10.46       (0.51)           5,173        0.62
  1999        11.09       0.52            (0.08)       (0.52)        (0.01)        11.00        3.93            4,808        0.38
  1998        10.82       0.51             0.28        (0.51)        (0.01)        11.09        7.39            4,037        0.25

  CLASS B
  2002(2,4)  $11.10      $0.18(3)        $ 0.04       $(0.18)       $(0.00)       $11.14        1.99%         $   161        1.51%

  CLASS H
  2002(2,4)  $10.95      $0.06(3)        $ 0.20       $(0.06)       $(0.00)       $11.15        2.35%         $    30        1.59%

------------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002(5)    $10.38      $0.44(3)        $ 0.11       $(0.44)       $(0.00)       $10.49        5.36%         $ 1,015        0.84%
  2001         9.91       0.46(2)          0.47        (0.46)        (0.00)        10.38        9.52              399        0.73
  2000        10.40       0.44            (0.45)       (0.46)        (0.02)         9.91       (0.05)             216        0.63
  1999        10.45       0.48            (0.04)       (0.48)        (0.01)        10.40        4.21              218        0.58
  1998        10.22       0.45             0.24        (0.45)        (0.01)(6)     10.45        6.84              125        0.77

                            RATIO        RATIO OF NET
          RATIO OF NET   OF EXPENSES  INVESTMENT INCOME/
           INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)   NET ASSETS     NET ASSETS       PORTFOLIO
           TO AVERAGE    (BEFORE FEE    (BEFORE FEE       TURNOVER
           NET ASSETS       WAIVER)       WAIVERS)        RATE

------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
------------------------------------------------------------------

  CLASS A
  2002(4)    3.99%           0.95%          3.84%            19%
  2001       4.29            0.90           4.09             27
  2000       4.27            0.91           4.00             65
  1999(1)    4.29            0.97           3.78             23

  CLASS B
  2002(4)    3.28%           1.66%          3.13%            19%
  2001       3.59            1.55           3.44             27
  2000       3.56            1.56           3.35             65
  1999(1)    3.58            1.68           3.07             23

------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(4)    4.00%           0.95%          3.85%            19%
  2001       4.34            0.86           4.14             20
  2000       4.42            0.90           4.14             31
  1999       4.67            0.88           4.17             19
  1998       4.59            0.80           4.04             15

  CLASS B
  2002(2,4)  3.29%           1.66%          3.14%            19%

  CLASS H
  2002(2,4)  3.16%           1.74%          3.01%            19%

------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
------------------------------------------------------------------
  CLASS A
  2002(5)    4.20%           0.99%          4.05%            13%
  2001       4.47            0.96           4.24             25
  2000       4.45            0.94           4.14             38
  1999       4.70            0.93           4.35             15
  1998       4.32            0.94           4.15             20

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED,
    UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.
(1) NATIONAL TAX EXEMPT BOND FUND CLASS A AND CLASS B COMMENCED OPERATIONS ON JUNE 19, 1998 AND JANUARY 29, 1999, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(2) OHIO TAX EXEMPT BOND FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON DECEMBER 4, 2001 AND APRIL 1, 2002, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(4) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE NATIONAL TAX EXEMPT BOND FUND AND OHIO TAX EXEMPT BOND FUND WERE REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $103,395 AND $36,769, RESPECTIVELY, TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO INCREASE (DECREASE) NET INVESTMENT INCOME BY $128,647 AND $(26,247), RESPECTIVELY.
(5) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE PENNSYLVANIA MUNICIPAL BOND FUND WAS REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $47,421 TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO (DECREASE) NET INVESTMENT INCOME BY $(3,294).
(6) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01)
    FOR CLASS A OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

                                     NOTES

                                     NOTES

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of
    Finance and Dean, Gatton College
    of Business and Economics,
    University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
    General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
    Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
    Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                  [LOGO OMITTED]
                                                                    Armada Funds

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[LOGO OMITTED]
Armada Funds


Armada Funds' Investment Company Act
registration number is 811-4416.


                                                         ARM-PS-001-0600 (10/02)

                               [GRAPHIC OMITTED]

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2002

Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund

Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund


ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Balanced Allocation Fund
Conservative Allocation Fund

FIXED INCOME FUNDS
Bond Fund
GNMA Fund

High Yield Bond Fund

Intermediate Bond Fund
Limited Maturity Bond Fund

Short Duration Bond Fund

Total Return Advantage Fund
U.S. Government Income Fund

TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO OMITTED]
ARMADA(R) FUNDS
WWW.ARMADAFUNDS.COM

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Funds before investing. Armada also offers Class I Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ARMADA CORE EQUITY FUND ..............................................   2
ARMADA EQUITY GROWTH FUND ............................................   4
ARMADA EQUITY INDEX FUND .............................................   6
ARMADA INTERNATIONAL EQUITY FUND .....................................   8
ARMADA LARGE CAP ULTRA FUND ..........................................  10
ARMADA LARGE CAP VALUE FUND ..........................................  12
ARMADA MID CAP GROWTH FUND ...........................................  14
ARMADA SMALL CAP GROWTH FUND .........................................  16
ARMADA SMALL CAP VALUE FUND ..........................................  18
ARMADA SMALL/MID CAP VALUE FUND ......................................  20
ARMADA TAX MANAGED EQUITY FUND .......................................  22
ARMADA AGGRESSIVE ALLOCATION FUND ....................................  26
ARMADA BALANCED ALLOCATION FUND ......................................  28
ARMADA CONSERVATIVE ALLOCATION FUND ..................................  30
ARMADA BOND FUND .....................................................  34
ARMADA GNMA FUND .....................................................  36
ARMADA HIGH YIELD BOND FUND ..........................................  38
ARMADA INTERMEDIATE BOND FUND ........................................  40
ARMADA LIMITED MATURITY BOND FUND ....................................  42
ARMADA SHORT DURATION BOND FUND ......................................  44
ARMADA TOTAL RETURN ADVANTAGE FUND ...................................  46
ARMADA U.S. GOVERNMENT INCOME FUND ...................................  48
ARMADA MICHIGAN MUNICIPAL BOND FUND ..................................  52
ARMADA NATIONAL TAX EXEMPT BOND FUND .................................  54
ARMADA OHIO TAX EXEMPT BOND FUND .....................................  56
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND ..............................  58
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............  61
MORE INFORMATION ABOUT FUND INVESTMENTS ..............................  65
INVESTOR PROFILES ....................................................  66
INVESTMENT ADVISER AND INVESTMENT TEAMS ..............................  68
PURCHASING, SELLING AND EXCHANGING FUND SHARES .......................  70
DIVIDENDS AND TAXES ..................................................  73
FINANCIAL HIGHLIGHTS .................................................  75

RISK/RETURN INFORMATION
COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1998                               32.37%
1999                               19.94%
2000                                1.76%
2001                              -14.25%

            Best Quarter     25.10%   (12/31/98)
            Worst Quarter   -15.38%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -6.90%.

                                                                    EQUITY FUNDS

                                                         ARMADA CORE EQUITY FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                     SINCE     DATE OF
CLASS I SHARES                             1 YEAR  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                                        8/1/97
  Returns Before Taxes                     -14.25%   8.33%
  Returns After Taxes on Distributions     -14.74%   6.96%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                   -8.31%   6.68%
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                         -11.88%   5.69%   Since 7/31/97
--------------------------------------------------------------------------------

1THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX
 OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGY
The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                6.38%
1993                               -0.27%
1994                               -0.79%
1995                               28.93%
1996                               20.33%
1997                               36.61%
1998                               29.09%
1999                               22.98%
2000                               -5.21%
2001                              -16.31%

            Best Quarter     22.87%   (12/31/98)
            Worst Quarter   -16.11%    (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -18.66%.

                                                                    EQUITY FUNDS

                                                       ARMADA EQUITY GROWTH FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Equity Growth Fund
  Returns Before Taxes                    -16.31%    11.46%   10.88%
  Returns After Taxes on Distributions    -16.47%    10.05%    9.09%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  -9.79%     8.97%    8.37%
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                        -11.88%    10.70%   12.93%
--------------------------------------------------------------------------------

1THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX
 OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.


TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1999                               20.61%
2000                               -9.20%
2001                              -12.22%

            Best Quarter     14.65%   (12/31/99)
            Worst Quarter   -14.74%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -13.26%.

                                                                    EQUITY FUNDS

                                                        ARMADA EQUITY INDEX FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS I SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                                         7/10/98
  Returns Before Taxes                     -12.22%    0.87%
  Returns After Taxes on Distributions     -12.60%    0.40%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                   -7.45%    0.49%
S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    0.88%   Since 7/10/98
--------------------------------------------------------------------------------

1THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX
 OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1998                               19.98%
1999                               50.13%
2000                              -16.89%
2001                              -25.42%

            Best Quarter     36.24%   (12/31/99)
            Worst Quarter   -17.84%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -2.83%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                    SINCE      DATE OF
CLASS I SHARES                           1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                               8/1/97
  Returns Before Taxes                   -25.42%    0.84%
  Returns After Taxes on Distributions   -25.44%    0.37%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                -15.38%    0.70%
MSCI EAFE Index 1
(reflects no deduction for fees,
expenses or taxes)                       -21.44%   -1.74%   Since 7/31/97

--------------------------------------------------------------------------------

1THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI
 EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1996                               23.23%
1997                               29.08%
1998                               42.62%
1999                               29.04%
2000                              -16.76%
2001                              -22.94%

            Best Quarter     25.53%   (12/31/98)
            Worst Quarter   -21.07%    (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -22.30%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP ULTRA FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 GROWTH INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS I SHARES                         1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                         12/28/95
  Returns Before Taxes                 -22.94%   8.79%    11.09%
  Returns After Taxes on Distributions -22.94%   6.46%     9.03%
  Returns After Taxes on Distributions
  and Sale of Fund Shares              -13.97%   7.44%     9.40%
S&P 500/Barra Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                     -12.73%  11.10%    13.15%  Since 12/31/95
Russell 1000 Growth Index 2
(reflects no deduction for fees,
expenses or taxes)                     -20.42%   8.27%    10.62%  Since 12/31/95
--------------------------------------------------------------------------------

1THE S&P 500/BARRA GROWTH INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
 COMPOSITE STOCK PRICE INDEX THAT HAVE A HIGHER THAN AVERAGE PRICE-TO-BOOK
 RATIO.

2THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
 RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                               27.71%
1996                               18.08%
1997                               29.21%
1998                               10.23%
1999                               -0.13%
2000                               11.62%
2001                               -3.79%

            Best Quarter     12.63%    (6/30/97)
            Worst Quarter   -10.75%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -3.11%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                          SINCE     DATE OF
CLASS I SHARES                          1 YEAR  5 YEARS INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                         7/1/94
  Returns Before Taxes                  -3.79%    8.84%   11.88%
  Returns After Taxes on Distributions  -5.17%    7.15%   10.08%
  Returns After Taxes on Distributions
  and Sale of Fund Shares               -1.66%    6.64%    9.20%
S&P 500/Barra Value Index 1
(reflects no deduction for fees,
expenses or taxes)                      -11.71%   9.49%   14.03%  Since 6/30/94
Russell 1000 Value Index 2
(reflects no deduction for fees,
expenses or taxes)                       -5.59%  11.13%   15.15%  Since 6/30/94
--------------------------------------------------------------------------------

1THE S&P 500/BARRA VALUE INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
 COMPOSITE STOCK PRICE INDEX THAT HAVE A LOWER THAN MEDIAN MARKET CAPITALIZATION WEIGHTED PRICE-TO-BOOK RATIO.

2THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
 RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                               15.22%
1993                               12.97%
1994                               -5.30%
1995                               29.86%
1996                               18.32%
1997                               11.70%
1998                               11.31%
1999                               45.85%
2000                               -7.90%
2001                              -18.89%

            Best Quarter     35.09%   (12/31/99)
            Worst Quarter   -27.08%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -19.45%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund
  Returns Before Taxes                   -18.89%   6.26%      9.88%
  Returns After Taxes on Distributions   -18.89%   1.71%      6.09%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                -11.50%   4.73%      7.49%
Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                       -20.15%   9.02%     11.10%
--------------------------------------------------------------------------------

1THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN
 THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 24 or a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1998                                7.56%
1999                               36.06%
2000                              -14.96%
2001                               -8.11%

            Best Quarter     36.30%   (12/31/99)
            Worst Quarter   -25.79%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -21.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                      SINCE      DATE OF
CLASS I SHARES                             1 YEAR   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                     8/1/97
  Returns Before Taxes                     -8.11%     4.73%
  Returns After Taxes on Distributions     -8.11%     4.15%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  -4.94%     3.85%
Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                         -9.23%     0.92%  Since 7/31/97

--------------------------------------------------------------------------------

1THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
 STOCK INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                               18.63%
1996                               22.64%
1997                               32.43%
1998                               -6.96%
1999                                7.91%
2000                               33.60%
2001                               17.32%

            Best Quarter     19.26%   (12/31/01)
            Worst Quarter   -17.57%    (9/30/98)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 6.07%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                          SINCE      DATE OF
CLASS I SHARES                         1 YEAR   5 YEARS INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                         7/26/94
  Returns Before Taxes                  17.32%   15.82%  17.22%
  Returns After Taxes on Distributions  13.87%   12.89%  14.43%
  Returns After Taxes on Distributions
  and Sale of Fund Shares               11.33%   11.68%  13.16%
Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                      14.02%   11.21%  13.69%    Since 7/31/94

--------------------------------------------------------------------------------

1THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                                    EQUITY FUNDS


                                                 ARMADA SMALL/MID CAP VALUE FUND

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES
See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS


ARMADA TAX MANAGED EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL
Capital appreciation while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class I Shares of the Armada Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's

                                                                    EQUITY FUNDS


                                                  ARMADA TAX MANAGED EQUITY FUND

commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                6.89%
1993                                1.20%
1994                               -1.85%
1995                               29.51%
1996                               20.64%
1997                               39.06%
1998                               36.84%
1999                               18.94%
2000                               -2.26%
2001                              -12.61%

            Best Quarter     22.87%   (12/31/98)
            Worst Quarter   -14.91%    (3/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -15.45%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE    DATE OF
                                                       COMMENCE- COMMENCE-
                                                        MENT AS   MENT AS
                                                      REGISTERED REGISTERED
CLASS I SHARES              1 YEAR  5 YEARS  10 YEARS     FUND     FUND
--------------------------------------------------------------------------------
Armada Tax Managed
Equity Fund                                                        4/9/98
  Returns Before Taxes      -12.61%  14.09%(1) 12.36%(1)  5.50%
  Returns After Taxes
  on Distributions          -12.69%   N/A(2)    N/A(2)    5.37%
  Returns After Taxes
  on Distributions and Sale
  of Fund Shares             -7.68%   N/A(2)    N/A(2)    4.41%
S&P 500 Composite
Stock Price Index(3)
(reflects no deduction
for fees, expenses or taxes)-11.88%  10.70%    12.93%     2.42%  Since 3/31/98

--------------------------------------------------------------------------------

1PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A
 REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.
2AFTER-TAX RETURNS FOR PERIODS PRIOR TO COMMENCEMENT OF OPERATIONS AS A
 REGISTERED MUTUAL FUND ARE NOT AVAILABLE.
3THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX
 OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES
See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                      CORE EQUITY FUND                        EQUITY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------

Investment Advisory Fees                                      0.75%                                    0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses (2)                                            0.16%                                    0.14%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.95%                                    0.93%
---------------------------------------------------------------------------------------------------------------------------
                                                      EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.35%3                                   1.15%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.00%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.13%                                    0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.48%(3)                                 1.34%
---------------------------------------------------------------------------------------------------------------------------
                                                    LARGE CAP ULTRA FUND                      LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.75%                                    0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.19%2                                   0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.98%                                    0.92%
---------------------------------------------------------------------------------------------------------------------------
                                                     MID CAP GROWTH FUND                     SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      1.00%                                    1.00%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.21%(2)                                 0.20%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            1.25%                                    1.24%
---------------------------------------------------------------------------------------------------------------------------
                                                    SMALL CAP VALUE FUND                   SMALL/MID CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      1.00%                                    1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.13%(2)                                 0.16%(4)
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            1.17%                                    1.20%(3)
---------------------------------------------------------------------------------------------------------------------------

24

                                                                    EQUITY FUNDS

                                                      TAX MANAGED EQUITY FUND
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                      0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees (1)                                 0.04%
--------------------------------------------------------------------------------
Other Expenses (2)                                            0.13%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.92%
--------------------------------------------------------------------------------

1Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.005% for the Equity Index Fund and 0.02% for the Small/Mid Cap Value Fund) during the current fiscal year.

2Other expenses for certain Funds have been restated to reflect current expenses.

3The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                       ADVISORY      TOTAL
                         FEES       EXPENSES
                         0.20%        0.33%

The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index Fund and expects to waive all advisory fees for the Small/Mid Cap Value Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                          ADVISORY      TOTAL
 FUND                       FEES       EXPENSES
 Equity Index Fund          0.20%       0.33%
 Small/Mid Cap Value Fund   0.50%       0.68%

 These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

4Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


 For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                   1 YEAR     3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------

CORE EQUITY FUND                     $ 97      $303       $525         $1,166
--------------------------------------------------------------------------------
EQUITY GROWTH FUND                   $ 95      $296       $515         $1,143
--------------------------------------------------------------------------------
EQUITY INDEX FUND                    $ 49      $154       $269         $  604
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            $136      $425       $734         $1,613
--------------------------------------------------------------------------------
LARGE CAP ULTRA FUND                 $100      $312       $542         $1,201
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                 $ 94      $293       $509         $1,131
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                  $127      $397       $686         $1,511
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                $126      $393       $681         $1,500
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                 $119      $372       $644         $1,420
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND             $122      $381        N/A           N/A
--------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND              $ 94      $293       $509         $1,131
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 64.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES
See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table that follow illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1999                               15.27%
2000                                1.66%
2001                               -6.85%

            Best Quarter     16.09%   (12/31/99)
            Worst Quarter   -10.13%    (9/30/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was -5.24%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                       SINCE           DATE
CLASS I SHARES                              1 YEAR   INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund
  Returns Before Taxes                      -6.85%     4.20%         7/10/98
  Returns After Taxes on Distributions      -7.67%     2.13%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                   -4.18%     2.62%
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                           8.42%     6.71%      Since 6/30/98
S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees,
expenses or taxes)                         -11.88%     1.66%      Since 6/30/98
Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees,
expenses or taxes)                          -3.72%     4.13%      Since 6/30/98
--------------------------------------------------------------------------------

1THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
 VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

2THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX
 OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

3THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500
 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES
See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 64.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES
See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

FUND FEES & EXPENSES

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                 AGGRESSIVE ALLOCATION FUND                BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.25%(1)                                 0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (2)                                 0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses (3)                                            0.21%                                    0.20%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.50%(1)                                 0.99%
---------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                             0.99%(4)                                  N/A
---------------------------------------------------------------------------------------------------------------------------
Total Fund Operating
and Indirect Expenses                                         1.49%(4)                                  N/A
---------------------------------------------------------------------------------------------------------------------------
                                                     CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees (1)                                   0.25%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees (2)                                 0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses (3)                                            0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses (1)                                         0.42%
---------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                             0.85%(4)
---------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                    1.27%(4)
---------------------------------------------------------------------------------------------------------------------------

1The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                    ADVISORY     TOTAL
 FUND                                 FEES      EXPENSES
 Aggressive Allocation Fund           0.00%       1.12%
 Conservative Allocation Fund         0.00%       1.02%

 The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                    ADVISORY     TOTAL
 FUND                                 FEES      EXPENSES
 Aggressive Allocation Fund           0.00%       0.25%
 Conservative Allocation Fund         0.00%       0.17%

 These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

2Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

3Other expenses for each Fund have been restated to reflect current expenses.

4Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.51% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.

 The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as of May 31, 2002 as follows:

                                 AGGRESSIVE     CONSERVATIVE
                             ALLOCATION FUND   ALLOCATION FUND
      Large Cap Ultra Fund        16.87%            8.33%
      Large Cap Value Fund        25.08%           12.39%
      Small Cap Growth Fund       18.74%            9.25%
      Small Cap Value Fund        18.87%            9.31%
      Bond Fund                   19.92%            0.00%
      Intermediate Bond Fund       0.00%           59.62%
      Money Market Fund            0.51%            1.11%


 The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


 Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

      Aggressive Allocation Fund        2.14%
      Conservative Allocation Fund      1.91%

 Total Fund Operating and Indirect Expenses (after fee limitations and waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

      Aggressive Allocation Fund        1.24%
      Conservative Allocation Fund      0.92%


 For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                          ASSET ALLOCATION FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                     1 YEAR       3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*            $152        $471        $813      $1,779
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND               $101        $315        $547      $1,213
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*          $129        $403        $697      $1,534
--------------------------------------------------------------------------------


*The examples for the Armada Aggressive Allocation Fund and Armada Conservative
 Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

FIXED INCOME FUNDS

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities, such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND


issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                6.24%
1993                                9.77%
1994                               -3.52%
1995                               18.06%
1996                                3.47%
1997                                9.22%
1998                                7.58%
1999                               -1.80%
2000                                7.53%
2001                                7.42%

            Best Quarter      6.17%    (6/30/95)
            Worst Quarter    -2.59%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.06%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Bond Fund
  Returns Before Taxes                     7.42%    5.91%      6.24%
  Returns After Taxes on Distributions     4.92%    3.42%      3.40%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  4.48%    3.48%      3.58%
Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                         8.42%    7.43%      7.23%

--------------------------------------------------------------------------------
1THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
 VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government

                                                              FIXED INCOME FUNDS

                                                                ARMADA GNMA FUND


securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                               16.15%
1996                                4.75%
1997                                9.31%
1998                                6.50%
1999                                0.91%
2000                               10.34%
2001                                7.12%

            Best Quarter      5.15%    (3/31/95)
            Worst Quarter    -0.72%    (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 3.90%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN GNMA INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS I SHARES                          1 YEAR   5 YEARS INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                                                     8/10/94
  Returns Before Taxes                   7.12%     6.78%   7.34%
  Returns After Taxes on Distributions   4.68%     4.18%   4.54%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                4.30%     4.12%   4.48%
Lehman GNMA Index 1
(reflects no deduction for fees,
expenses or taxes)                       8.23%     7.50%   7.96%   Since 7/31/94

--------------------------------------------------------------------------------

1THE LEHMAN GNMA INDEX TRACKS GNMA ISSUES, INCLUDING SINGLE FAMILY, MOBILE HOME,
 MIDGETS AND GRADUATED PAYMENTS COMPONENTS.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Loss risk, market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes (at the time of purchase) will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in Fund shares is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS

                                                     ARMADA HIGH YIELD BOND FUND


PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND


securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                7.51%
1993                               10.32%
1994                               -4.52%
1995                               15.74%
1996                                3.12%
1997                                6.94%
1998                                7.91%
1999                               -0.04%
2000                                6.78%
2001                                7.97%

            Best Quarter      5.41%    (6/30/95)
            Worst Quarter    -3.22%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 3.67%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund
  Returns Before Taxes                     7.97%    5.87%     6.04%
  Returns After Taxes on Distributions     5.63%    3.43%     3.54%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                  4.82%    3.47%     3.60%
Lehman Intermediate
U.S. Government/Credit Index1
(reflects no deduction for fees,
expenses or taxes)                         8.98%    7.09%     6.81%
--------------------------------------------------------------------------------
1THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX
 WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                                7.69%
1996                                5.29%
1997                                6.43%
1998                                6.58%
1999                                3.20%
2000                                4.49%
2001                                9.20%

            Best Quarter      3.62%    (3/31/01)
            Worst Quarter    -0.32%   (12/31/00)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 2.29%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS I SHARES                          1 YEAR  5 YEARS  INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                      7/7/94
  Returns Before Taxes                   9.20%    5.96%    5.98%
  Returns After Taxes on Distributions   6.86%    3.55%    3.58%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                5.55%    3.55%    3.58%
Merrill Lynch 1-3 Year U.S. Corporate/
Government Index 1 (reflects no
deduction for fees, expenses or taxes)   8.71%    6.73%    6.75%   Since 6/30/94
--------------------------------------------------------------------------------

1THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET
 CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA SHORT DURATION BOND FUND

FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of .8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS


                                                 ARMADA SHORT DURATION BOND FUND

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND


maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                               19.18%
1996                                3.11%
1997                                8.91%
1998                                9.05%
1999                               -2.95%
2000                               12.38%
2001                                7.28%

            Best Quarter      6.92%    (6/30/95)
            Worst Quarter    -2.52%    (3/31/96)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 3.45%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                           SINCE    DATE OF
CLASS I SHARES                         1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                   7/7/94
  Returns Before Taxes                  7.28%    6.80%     7.51%
  Returns After Taxes on Distributions  4.99%    4.23%     4.60%
  Returns After Taxes on Distributions
  and Sale of Fund Shares               4.41%    4.16%     4.56%
Lehman U.S. Government/Credit Index 1
(reflects no deduction for fees,
expenses or taxes)                      8.51%    7.36%     7.88%  Since 6/30/94

--------------------------------------------------------------------------------
1THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED INDEX OF
 GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                              FIXED INCOME FUNDS

                                              ARMADA U.S. GOVERNMENT INCOME FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1993                                7.48%
1994                               -0.55%
1995                               13.77%
1996                                4.70%
1997                                8.11%
1998                                7.08%
1999                                1.23%
2000                               10.30%
2001                                7.61%

            Best Quarter      3.94%    (6/30/95)
            Worst Quarter    -1.06%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.23%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                               SINCE   DATE OF
CLASS I SHARES                             1 YEAR  5 YEARS  INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                     11/12/92
  Returns Before Taxes                      7.61%    6.82%     6.50%
  Returns After Taxes on Distributions      5.33%    4.15%     3.59%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                   4.60%    4.10%     3.70%
Lehman Mortgage-Backed Securities Index1
(reflects no deduction for fees,
expenses or taxes)                          8.22%    7.49%      7.17%  10/31/92
--------------------------------------------------------------------------------

1THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, MARKET
 VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES
See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                          BOND FUND                               GNMA FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.55%                                    0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                   0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses 2                                              0.13%                                    0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.72%                                    0.74%
---------------------------------------------------------------------------------------------------------------------------
                                                         HIGH YIELD                              INTERMEDIATE
                                                          BOND FUND                                BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.60%                                    0.55%3
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                   0.04%4                                   0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.18%4                                   0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                          0.82%                                    0.72%3
---------------------------------------------------------------------------------------------------------------------------
                                                      LIMITED MATURITY                          SHORT DURATION
                                                          BOND FUND                                BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.45%3                                   0.40%3
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                   0.04%                                    0.04%4
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.13%2                                   0.19%4
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                          0.62%3                                   0.63%3
---------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL RETURN                            U.S. GOVERNMENT
                                                       ADVANTAGE FUND                             INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                      0.55%3                                   0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 1                                   0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses 2                                              0.12%                                    0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                            0.71%3                                   0.74%
---------------------------------------------------------------------------------------------------------------------------

1Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
 Shares during the last fiscal year (other than the High Yield Bond Fund and Short Duration Bond Fund which were not in operation during the last fiscal year). Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Short Duration Bond Fund) during the current fiscal year.

2Other expenses for certain Funds have been restated to reflect current expenses.

3The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                   ADVISORY      TOTAL
 FUND                                FEES       EXPENSES
 Intermediate Bond Fund              0.40%       0.57%
 Limited Maturity Fund               0.35%       0.53%
 Total Return Advantage Fund         0.38%       0.55%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                   ADVISORY      TOTAL
 FUND                                FEES       EXPENSES
 Intermediate Bond Fund              0.40%        0.57%
 Limited Maturity Fund               0.35%        0.52%
 Short Duration Bond Fund            0.13%        0.34%
 Total Return Advantage Fund         0.40%        0.54%

 These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

4Other expenses and Distribution (12b-1) Fees for the High Yield Bond Fund and
 Short Duration Bond Fund are based on estimated amounts for the current fiscal year.


 For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
BOND FUND                          $74        $230        $401         $894
--------------------------------------------------------------------------------
GNMA FUND                          $76        $237        $411         $918
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND               $84        $262         N/A          N/A
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND             $74        $230        $401         $894
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND         $63        $199        $346         $774
--------------------------------------------------------------------------------
SHORT DURATION BOND FUND           $64        $202         N/A          N/A
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND        $73        $227        $395         $883
--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND        $76        $237        $411         $918
--------------------------------------------------------------------------------

TAX FREE BOND FUNDS

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                             ARMADA MICHIGAN MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                6.98%
1993                                9.74%
1994                               -2.86%
1995                               13.63%
1996                                3.03%
1997                                7.19%
1998                                5.00%
1999                               -1.34%
2000                                8.90%
2001                                4.62%

            Best Quarter      5.25%    (3/31/95)
            Worst Quarter    -3.28%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.40%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund
  Returns Before Taxes                       4.62%    4.82%      5.38%
  Returns After Taxes on Distributions       4.60%    4.77%      5.29%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                    4.65%    4.76%      5.24%
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                           5.20%    5.56%      6.13%

--------------------------------------------------------------------------------
1THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE
 BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of Class I Shares of the Armada National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

                                                             TAX FREE BOND FUNDS

                                            ARMADA NATIONAL TAX EXEMPT BOND FUND


The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


         CALENDAR YEAR TOTAL RETURNS
             [GRAPHIC OMITTED]
1992                                9.74%
1993                               11.76%
1994                               -4.58%
1995                               14.05%
1996                               -1.07%
1997                                6.57%
1998                                5.95%
1999                               -1.12%
2000                                8.99%
2001                                4.52%

            Best Quarter      5.44%    (3/31/95)
            Worst Quarter    -4.13%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
--------------------------------------------------------------------------------
                                                         SINCE     DATE OF
                                                        COMMENCE-  COMMENCE-
                                                         MENT AS    MENT AS
                                                       REGISTERED REGISTERED
CLASS I SHARES              1 YEAR   5 YEARS  10 YEARS    FUND      FUND
--------------------------------------------------------------------------------
Armada National Tax Exempt
 Bond Fund                                                         4/9/98
  Returns Before Taxes       4.52%   4.93%(1) 5.32%(1)   4.57%
  Returns After Taxes
  on Distributions           4.51%    N/A(2)   N/A(2)    4.54%
  Returns After Taxes
  on Distributions and
Sale of Fund Shares          4.45%    N/A(2)   N/A(2)    4.54%
Lehman 7-Year
Municipal Bond Index (3)
(reflects no deduction
for fees, expenses
or taxes)                    5.20%   5.56%    6.13%      5.06% Since 3/31/98

--------------------------------------------------------------------------------
1PERFORMANCE FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS A
 REGISTERED MUTUAL FUND REFLECTS PERFORMANCE OF THE PREDECESSOR COMMON TRUST FUND DESCRIBED ABOVE.
2AFTER-TAX RETURNS FOR PERIODS PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS AS
 A REGISTERED MUTUAL FUND ARE NOT AVAILABLE.
3THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE
 BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                                ARMADA OHIO TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1992                                6.73%
1993                               10.14%
1994                               -4.27%
1995                               13.44%
1996                                3.93%
1997                                7.24%
1998                                5.44%
1999                               -1.11%
2000                                8.77%
2001                                4.46%

            Best Quarter      5.13%    (3/31/95)
            Worst Quarter    -4.88%    (3/31/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.77%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund
  Returns Before Taxes                      4.46%    4.91%      5.36%
  Returns After Taxes on Distributions      4.46%    4.89%      5.31%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                   4.44%    4.86%      5.22%
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                          5.20%    5.56%      6.13%

--------------------------------------------------------------------------------
1THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE
 BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING
MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


       CALENDAR YEAR TOTAL RETURNS
           [GRAPHIC OMITTED]
1995                                9.93%
1996                                3.91%
1997                                6.94%
1998                                5.62%
1999                               -0.96%
2000                                8.77%
2001                                4.44%

            Best Quarter      3.80%    (3/31/95)
            Worst Quarter    -1.83%    (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.11%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                           SINCE     DATE OF
CLASS I SHARES                          1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Municipal
Bond Fund                                                             8/10/94
  Returns Before Taxes                   4.44%    4.91%    5.08%
  Returns After Taxes on Distributions   4.43%    4.88%    5.05%
  Returns After Taxes on Distributions
  and Sale of Fund Shares                4.48%    4.85%    4.98%
Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                       5.20%    5.56%    6.00%   Since 7/31/94
--------------------------------------------------------------------------------
1THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE
 BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES
See page 60 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                     MICHIGAN MUNICIPAL                       NATIONAL TAX EXEMPT
                                                          BOND FUND                               BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1                                    0.55%                                    0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 2                                   0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses 3                                              0.13%                                    0.15%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                          0.72%                                    0.74%
---------------------------------------------------------------------------------------------------------------------------
                                                      OHIO TAX EXEMPT                       PENNSYLVANIA MUNICIPAL
                                                          BOND FUND                                BOND FUND
---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1                                    0.55%                                    0.55%
---------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees 2                                   0.04%                                    0.04%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses 3                                              0.14%                                    0.13%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses 1                                          0.73%                                    0.72%
---------------------------------------------------------------------------------------------------------------------------

1The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                   ADVISORY      TOTAL
 FUND                                FEES       EXPENSES
 Michigan Municipal Bond Fund        0.40%        0.59%
 National Tax Exempt Bond Fund       0.40%        0.60%
 Ohio Tax Exempt Bond Fund           0.40%        0.60%
 Pennsylvania Municipal Bond Fund    0.40%        0.64%

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                   ADVISORY      TOTAL
 FUND                                FEES       EXPENSES
 Michigan Municipal Bond Fund        0.40%        0.57%
 National Tax Exempt Bond Fund       0.40%        0.59%
 Ohio Tax Exempt Bond Fund           0.40%        0.58%
 Pennsylvania Municipal Bond Fund    0.40%        0.57%

 These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

2Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
 Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

3Other expenses for each Fund have been restated to reflect current expenses.

 For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                       1 YEAR     3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND             $74       $230     $401         $894
--------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND            $76       $237     $411         $918
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND                $75       $233     $406         $906
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND         $74       $230     $401         $894
--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page 64 for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                 Fixed                High-Yield               Asset-   Mortgage-
                           Equity   Convertible  Income   Government  Lower Rated  Municipal   Backed     Backed    Foreign
                         Securities Securities Securities Securities  Securities  Securities Securities Securities Securities
---------------------------------------------------------------------------------------------------------------------------
Armada Core Equity Fund     [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund   [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Equity Index Fund    [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada International
  Equity Fund               [  ]                                                                                     [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund  [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada SmallCap
  Growth Fund               [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Small Cap
  Value Fund                [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Small/Mid Cap
  Value Fund                [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed
  Equity Fund               [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Aggressive
  Allocation Fund           [  ]                 [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Balanced
  Allocation Fund           [  ]       [  ]      [  ]       [  ]                               [  ]      [  ]       [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Conservative
  Allocation Fund           [  ]                 [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                 [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                 [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada High Yield
  Bond Fund                                      [  ]                   [  ]                   [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Intermediate
  Bond Fund                                      [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity
  Bond Fund                                      [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Short Duration
  Bond Fund                                      [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Total Return
  Advantage Fund                                 [  ]       [  ]        [  ]                   [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government
  Income Fund                                    [  ]       [  ]                               [  ]      [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Michigan
  Municipal Bond Fund                            [  ]                               [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada National Tax
  Exempt Bond Fund                               [  ]                               [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax
  Exempt Bond Fund                               [  ]                               [  ]
---------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania
  Municipal Bond Fund                            [  ]                               [  ]
---------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.


o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.


MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.


THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
CLASS I SHARES                     1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund            3.91%    5.12%    4.66%
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Additionally, the High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation with respect to the High Yield Bond Fund. Such investments are not used as part of these Funds' principal investment strategies.

While not considered a principal investment strategy, the High Yield Bond Fund may from time to time purchase securities that are in default.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------

FUND                                     MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                         Investors seeking capital
                                         appreciation who are willing to accept
                                         the risks of investing in a fund that
                                         invests primarily in common stocks
--------------------------------------------------------------------------------
Equity Growth Fund                       Investors seeking capital
                                         appreciation who are willing to accept
                                         the risks of investing in a fund that
                                         invests primarily in common stocks of
                                         large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                        Investors seeking returns similar to
                                         those of the S&P 500 Composite Stock
                                         Price Index who are willing to accept
                                         the risks of investing in a fund that
                                         invests primarily in common stocks
--------------------------------------------------------------------------------
International Equity Fund                Investors seeking capital
                                         appreciation who are willing to accept
                                         the risks of investing in a fund that
                                         invests primarily in common stocks of
                                         foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund                     Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in growth-oriented common
                                         stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund                     Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in value-oriented common
                                         stocks of large cap companies
--------------------------------------------------------------------------------


Mid Cap Growth Fund                      Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in growth-oriented common
                                         stocks of mid cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                    Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in growth-oriented common
                                         stocks of small cap companies
--------------------------------------------------------------------------------

Small Cap Value Fund                     Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in value-oriented common
                                         stocks of small cap companies

--------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 Investors seeking capital appreciation
                                         who are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in value-oriented common
                                         stocks of small cap and mid cap
                                         companies
--------------------------------------------------------------------------------
Tax Managed Equity Fund                  Investors seeking capital appreciation
                                         who want to minimize the impact of
                                         taxes and who are willing to accept the
                                         risks of investing in a fund that
                                         invests primarily in common stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------

FUND                                     MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund               Investors seeking capital growth with
                                         the potential for above average total
                                         returns (as measured by the returns of
                                         the S&P 500 Composite Stock Price
                                         Index) who are willing to accept the
                                         risks of investing in a fund that may
                                         allocate a high percentage of its
                                         assets in Underlying Armada Funds that
                                         focus their investments in equity
                                         securities
--------------------------------------------------------------------------------
Balanced Allocation Fund                 Investors seeking broad diversification
                                         by asset class and style to manage risk
                                         and provide the potential for above
                                         average total returns (as measured by
                                         the returns of the S&P 500 Composite
                                         Stock Price Index and the Lehman U.S.
                                         Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund             Investors seeking current income with
                                         the potential for above average total
                                         returns (as measured by the returns of
                                         the Lehman U.S. Aggregate Bond Index)
                                         who are willing to accept the risks of
                                         investing in a fund that may allocate a
                                         high percentage of its assets in
                                         Underlying Armada Funds that focus
                                         their investments in fixed income
                                         securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                     MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                                Investors seeking current income who
                                         are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in fixed income securities
--------------------------------------------------------------------------------
GNMA Fund                                Investors seeking current income who
                                         are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in mortgage-backed securities
--------------------------------------------------------------------------------

High Yield Bond Fund                     Investors seeking high current income
                                         and capital appreciation who are
                                         willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in junk bonds

--------------------------------------------------------------------------------
Intermediate Bond Fund                   Investors seeking current income who
                                         are willing to accept the risks of
                                         investing in a fund that invests
                                         primarily in intermediate term fixed
                                         income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund               Investors seeking current income who
                                         are seeking to minimize share price
                                         volatility relative to our other fixed
                                         income funds and who are willing to
                                         accept the risks of investing in a fund
                                         that invests primarily in shorter term
                                         fixed income securities
--------------------------------------------------------------------------------

Short Duration Bond Fund                 Investors seeking high current income
                                         but who desire the relative safety of
                                         investing in a fund that invests
                                         primarily in shorter term investment
                                         quality debt securities

--------------------------------------------------------------------------------
Total Return Advantage Fund              Investors seeking total return with
                                         less share price volatility than a fund
                                         that invests primarily in equity
                                         securities who are willing to accept
                                         the risks of investing in a fund that
                                         invests primarily in fixed income
                                         securities
--------------------------------------------------------------------------------
U.S. Government Income Fund              Investors seeking current income who
                                         are interested in the lower credit risk
                                         associated with a fund that invests
                                         primarily in U.S. government fixed
                                         income securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------

FUND                                     MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund             Investors seeking current income
                                         exempt from federal and Michigan income
                                         taxes who are willing to accept
                                         moderate share price volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund            Investors seeking current income
                                         exempt from federal income tax who are
                                         willing to accept moderate share price
                                         volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                Investors seeking current income
                                         exempt from federal and Ohio income
                                         taxes who are willing to accept
                                         moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund         Investors seeking current income
                                         exempt from federal and Pennsylvania
                                         income taxes who are willing to accept
                                         moderate share price volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                            ENDED MAY 31, 2002
---------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         Core Equity Investment Management Team                        0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                      Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                        Core Equity Investment Management Team                        0.20%
---------------------------------------------------------------------------------------------------------------------------
International Equity Fund            International Equity Investment Management Team                   1.15%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                    Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     Value Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     Value Equity Investment Management Team                       1.00%
---------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 Value Equity Investment Management Team                       1.00%1
---------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                 Growth Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund            Asset Allocation Investment Management Team                      0.00%
---------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund               Asset Allocation Investment Management Team                     0.75%
---------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund           Asset Allocation Investment Management Team                     0.00%
---------------------------------------------------------------------------------------------------------------------------
Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                 Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      Taxable Fixed Income Management Team                         0.60%1
---------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                    Taxable Fixed Income Management Team                         0.40%
---------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                Taxable Fixed Income Management Team                         0.35%
---------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                  Taxable Fixed Income Management Team                         0.40%1
---------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund               Taxable Fixed Income Management Team                         0.38%
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund               Taxable Fixed Income Management Team                         0.55%
---------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                  Municipal Fixed Income Team                              0.40%
---------------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund                 Municipal Fixed Income Team                              0.40%
---------------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                     Municipal Fixed Income Team                              0.40%
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund               Municipal Fixed Income Team                             0.40%
---------------------------------------------------------------------------------------------------------------------------

1The Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds were not in operation during the last fiscal year. The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                              NEW ACCOUNT SET UP                                 ADDING TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
TELEPHONE                     Call our Investor Services Line to                 Call our Investor Services Line to
1-800-622-FUND (3863)         obtain an application.                             purchase additional shares.
---------------------------------------------------------------------------------------------------------------------------
MAIL                          Complete an application and mail it                Make your check payable to  "Armada
                              along with a check payable, in                     Funds (Fund Name). " Please include
                              U.S. dollars, to  "Armada Funds                    your account number on your check
                              (Fund Name)."                                      and mail it to the address at the left.
                              Armada Funds
                              P.O. Box 8421
                              Boston, MA 02266-8421
                              For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive
                              Braintree, MA 02184

                              Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents
                              (i.e., cashier's check, bank draft, money order or travelers' check).

---------------------------------------------------------------------------------------------------------------------------
WIRE                          To purchase shares by wire, call                   Call 1-800-622-FUND (3863) prior to
                              1-800-622-FUND (3863) to set up your               sending the wire in order to obtain a
                              account to accommodate wire transactions           confirmation number and to ensure
                              and to receive a wire control number to be         prompt and accurate handling of funds.
                              included in the body of the wire. Ask your         Ask your bank to transmit immediately
                              bank to transmit immediately available             available funds by wire as described
                              funds by wire in the amount of your                at the left. Please include your account
                              purchase to:                                       number.
                               State Street Bank and Trust Company

                               ABA #011000028                                    Armada and its transfer agent are not
                               Account 99052755 Credit Armada Funds              responsible for the consequences of delays
                               (Account Registration)                            resulting from the banking or Federal
                               (Account Number)                                  Reserve Wire system, or from incomplete
                               (Wire Control Number)                             wiring instructions.
                              Note: Your bank may charge you a fee
                              for this service.
                              Armada and its transfer agent are not
                              responsible for the consequences of delays
                              resulting from the banking or Federal
                              Reserve Wire system, or from incomplete
                              wiring instructions.
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        You may buy shares through accounts with           Please refer to New Account Set Up to the
                              brokers or other financial institutions that       left.
                              are authorized to place trades in Fund
                              shares for their customers. If you invest
                              through an authorized institution, you will
                              have to follow its procedures. Your broker
                              or institution may charge a fee for its
                              services, in addition to the fees charged by
                              Armada. Address correspondence or
                              questions regarding a Fund to your
                              institution.
---------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500).

MAIL

Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."

    Armada Funds
    P.O. Box 8421
    Boston, MA 02266-8421

For overnight delivery mail to:
    Boston Financial Data Services
    Attn: Armada Funds
    66 Brooks Drive
    Braintree, MA 02184


FINANCIAL INTERMEDIARY

Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM
Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identify is verified.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the Equity Index Fund; (ii) 0.02% with respect to the Small/Mid Cap Value Fund and Short Duration Bond Fund; and (iii) 0.05% with respect to each other Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:


         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada High Yield Bond Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Short Duration Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


No financial highlights are presented for the Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds because the Funds were not in operation during the last fiscal year.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31,
UNLESS OTHERWISE INDICATED




                NET ASSET                        REALIZED AND        DIVIDENDS       DISTRIBUTIONS
                 VALUE,             NET           UNREALIZED         FROM NET          FROM NET          NET ASSET
                BEGINNING       INVESTMENT      GAINS (LOSSES)      INVESTMENT         REALIZED         VALUE, END         TOTAL
                OF PERIOD      INCOME/(LOSS)     ON SECURITIES        INCOME         CAPITAL GAINS       OF PERIOD        RETURN+
-----------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $12.27           $ 0.05 1          $(1.15)          $(0.04)           $(0.26)           $10.87           (8.99)%
  2001             14.88             0.02             (0.71)           (0.00)            (1.92)            12.27           (5.63)
  2000             13.75             0.02              1.65            (0.01)            (0.53)            14.88           12.31
  1999             11.35            (0.02)1            2.94            (0.01)            (0.51)            13.75           26.08
  1998 2           10.00             0.05              1.35            (0.05)            (0.00)            11.35           14.03
-----------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $24.36           $ 0.01 1          $(4.62)          $(0.00)           $(0.21)           $19.54          (19.03)%
  2001             28.89            (0.01)1           (3.40)           (0.00)            (1.12)            24.36          (12.26)
  2000             24.61             0.00 1            4.55            (0.01)            (0.26)            28.89           18.49
  1999             21.35            (0.03)1            4.28            (0.00)            (0.99)            24.61           20.16
  1998             18.63            (0.00)             5.00            (0.01)            (2.27)            21.35           28.65
-----------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $10.84            $0.11 1          $(1.63)          $(0.11)           $(0.00)           $ 9.21          (14.11)%
  2001             12.25             0.11             (1.41)           (0.11)            (0.00)            10.84          (10.64)
  2000             11.32             0.13              0.99            (0.13)            (0.06)            12.25            9.92
  1999 3           10.00             0.11              1.29            (0.08)            (0.00)            11.32           14.16
-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $10.89            $0.06 1          $(1.16)          $(0.04)           $(0.00)           $ 9.75          (10.09)%
  2001             15.05             0.03 1           (3.19)           (0.00)            (1.00)            10.89          (22.74)
  2000             10.91             0.01              4.23            (0.03)            (0.07)            15.05           38.90
  1999             10.86            (0.01)             0.11            (0.05)            (0.00)            10.91            0.95
  1998 4           10.00             0.08              0.79            (0.01)            (0.00)            10.86            8.76



                                                                               RATIO         RATIO OF NET
                                                         RATIO OF NET       OF EXPENSES   INVESTMENT INCOME/
                                         RATIO OF         INVESTMENT        TO AVERAGE     (LOSS) TO AVERAGE
                      NET ASSETS         EXPENSES        INCOME/(LOSS)      NET ASSETS        NET ASSETS        PORTFOLIO
                        END OF          TO AVERAGE        TO AVERAGE        (BEFORE FEE       (BEFORE FEE       TURNOVER
                     PERIOD (000)       NET ASSETS        NET ASSETS         WAIVERS)          WAIVERS)           RATE
--------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002               $  141,177              0.97%            0.47%             0.97%            0.47%            112%
  2001                  126,203              0.99             0.08              1.04             0.03              34
  2000                  141,207              1.00             0.03              1.06            (0.03)             37
  1999                  145,603              0.98            (0.15)             0.98            (0.15)             43
  1998 2                110,504              0.89             0.61              1.06             0.44              60
--------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002               $  699,863              0.92%            0.05%             0.92%            0.05%             52%
  2001                  965,165              0.93            (0.03)             0.98            (0.08)             18
  2000                1,251,015              0.90             0.01              0.96            (0.05)             25
  1999                1,262,154              0.92            (0.11)             0.92            (0.11)             57
  1998                  352,413              0.98            (0.01)             0.98            (0.01)            260
--------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
--------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002               $  311,120              0.33%            1.09%             0.48%            0.94%              4%
  2001                  332,015              0.36             0.94              0.61             0.69              15
  2000                  354,637              0.34             1.02              0.59             0.77              48
  1999 3                253,854              0.20             1.38              0.55             1.03               9
--------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002               $  517,829              1.34%            0.63%             1.34%            0.63%             63%
  2001                  607,113              1.45             0.21              1.50             0.16             161
  2000                  425,328              1.43             0.06              1.49             0.00             124
  1999                  199,205              1.43             0.12              1.43             0.12              78
  1998 4                135,942              1.09             1.19              1.24             1.04              28

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) CORE EQUITY FUND CLASS I COMMENCED OPERATIONS ON AUGUST 1, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) EQUITY INDEX FUND CLASS I COMMENCED OPERATIONS ON JULY 10, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) INTERNATIONAL EQUITY FUND CLASS I COMMENCED OPERATIONS ON AUGUST 1, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



                NET ASSET                   REALIZED AND    DIVIDENDS    DISTRIBUTIONS
                 VALUE,          NET         UNREALIZED     FROM NET       FROM NET       NET ASSET                    NET ASSETS
                BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT      REALIZED      VALUE, END      TOTAL           END OF
                OF PERIOD   INCOME/(LOSS)   ON SECURITIES    INCOME      CAPITAL GAINS    OF PERIOD     RETURN+       PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $12.69        $(0.03)1       $(3.25)       $(0.00)        $(0.00)        $ 9.41       (25.85)%       $123,218
  2001             20.09         (0.06)1        (4.75)        (0.00)         (2.59)         12.69       (26.18)         182,343
  2000             19.81         (0.02)          5.08         (0.00)         (4.78)         20.09        27.25          278,697
  1999             16.27         (0.06)          3.90         (0.00)         (0.30)         19.81        23.67          409,107
  1998 2           14.48         (0.03)          3.52         (0.03)4        (1.67)         16.27        26.18          358,221
  1997 3           11.25          0.03           3.31         (0.03)         (0.08)         14.48        29.81          338,388
-----------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $17.39         $0.19 1       $(0.88)       $(0.19)        $(0.68)        $15.83        (3.84)%       $743,804
  2001             16.03          0.25           1.71         (0.28)         (0.32)         17.39        12.67          700,811
  2000             18.80          0.35          (1.85)        (0.36)         (0.91)         16.03        (7.95)         500,135
  1999             17.53          0.30           1.50         (0.28)         (0.25)         18.80        10.62          548,361
  1998             14.87          0.27           3.44         (0.32)         (0.73)         17.53        25.69          193,923
-----------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $ 8.08        $(0.06)1       $(1.53)       $(0.00)        $(0.00)        $ 6.49       (19.68)%       $143,328
  2001             15.84         (0.08)1        (3.14)        (0.00)         (4.54)          8.08       (23.89)         195,291
  2000             14.27         (0.12)1         6.34         (0.00)         (4.65)         15.84        51.90          281,161
  1999             15.12         (0.14)          1.13         (0.00)         (1.84)         14.27         8.20          319,733
  1998 2           15.82         (0.11)          2.52         (0.00)         (3.11)         15.12        16.98          518,080
  1997 3           20.83         (0.13)          1.25         (0.00)         (6.13)         15.82         5.58          544,082
-----------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $11.56        $(0.09)1       $(2.29)       $(0.00)        $(0.00)        $ 9.18       (20.59)%       $268,485
  2001             14.91         (0.06)1        (1.93)        (0.00)         (1.36)         11.56       (14.72)         304,754
  2000             10.14         (0.04)1         4.81         (0.00)         (0.00)         14.91        47.04          157,306
  1999             11.69         (0.03)1        (1.41)        (0.00)         (0.11)         10.14       (12.36)          80,145
  1998 5           10.00          0.01           1.72         (0.01)         (0.03)         11.69        17.35           54,476
-----------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $19.07         $0.10 1       $ 3.38        $(0.15)        $(1.76)        $20.64        19.61%        $932,705
  2001             15.15          0.22           4.36         (0.25)         (0.41)         19.07        30.89          549,218
  2000             13.65          0.27           1.45         (0.22)         (0.00)         15.15        12.87          354,347
  1999             15.72          0.09          (0.78)        (0.05)         (1.33)         13.65        (3.67)         270,382
  1998             15.15          0.06           2.87         (0.07)         (2.29)         15.72        19.82          284,295
-----------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002            $12.60        $ 0.04 1       $(1.52)       $(0.04)        $(0.00)        $11.08       (11.80)%       $177,587
  2001             14.29          0.02          (1.67)        (0.01)         (0.03)         12.60       (11.53)         220,077
  2000             12.13          0.03           2.16         (0.02)         (0.01)         14.29        18.06          257,548
  1999              9.93          0.05           2.21         (0.05)         (0.01)         12.13        22.82          241,501
  1998 6           10.00         (0.00)         (0.07)        (0.00)         (0.00)          9.93        (0.70)         158,867



                                                    RATIO      RATIO OF NET
                                 RATIO OF NET    OF EXPENSES  INVESTMENT INCOME/
                    RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
                    EXPENSES     INCOME/(LOSS)   NET ASSETS     NET ASSETS     PORTFOLIO
                   TO AVERAGE     TO AVERAGE     (BEFORE FEE    (BEFORE FEE    TURNOVER
                   NET ASSETS     NET ASSETS      WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                1.00%         (0.28)%          1.00%        (0.28)%          50%
  2001                0.98          (0.37)           1.03         (0.42)          102
  2000                1.05          (0.36)           1.05         (0.36)           82
  1999                1.10          (0.33)           1.10         (0.33)           51
  1998 2              1.10          (0.19)           1.10         (0.19)           25
  1997 3              1.12           0.19            1.12          0.19            48
-------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE (FORMERLY EQUITY INCOME FUND)
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                0.92%          1.15%           0.92%         1.15%           39%
  2001                0.97           1.54            1.02          1.49            67
  2000                0.92           2.07            0.98          2.01            40
  1999                0.93           2.07            0.93          2.07            19
  1998                0.92           1.80            0.92          1.80            18
-------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                1.27%         (0.92)%          1.27%        (0.92)%          68%
  2001                1.26          (0.64)           1.31         (0.69)          191
  2000                1.29          (0.75)           1.29         (0.75)          110
  1999                1.32          (0.75)           1.32         (0.75)          100
  1998 2              1.30          (0.77)           1.30         (0.77)           38
  1997 3              1.31          (0.80)           1.31         (0.80)           38
-------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                1.24%         (0.88)%          1.24%        (0.88)%         122%
  2001                1.27          (0.44)           1.32         (0.49)          174
  2000                1.23          (0.28)           1.29         (0.34)          155
  1999                1.27          (0.27)           1.27         (0.27)          159
  1998 5              0.98           0.14            1.09          0.03            31
-------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                1.16%          0.54%           1.16%         0.54%          106%
  2001                1.20           1.35            1.25          1.30           128
  2000                1.21           1.97            1.27          1.91           120
  1999                1.12           0.70            1.12          0.70            79
  1998                0.98           0.43            0.98          0.43            89
-------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002                0.93%          0.33%           0.93%         0.33%            0%
  2001                0.97           0.11            1.02          0.06             1
  2000                0.95           0.19            1.01          0.13             3
  1999                0.83           0.37            1.01          0.19             5
  1998 6              0.29           0.91            1.02          0.18             0

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) FOR THE YEAR ENDED JUNE 30, 1997.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03) FOR CLASS I OF THE LARGE CAP ULTRA FUND.

(5) SMALL CAP GROWTH FUND CLASS I COMMENCED OPERATIONS ON AUGUST 1, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(6) TAX MANAGED EQUITY FUND CLASS I COMMENCED OPERATIONS ON APRIL 9, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



             NET ASSET                   REALIZED AND    DIVIDENDS    DISTRIBUTIONS
              VALUE,          NET         UNREALIZED     FROM NET       FROM NET       NET ASSET                    NET ASSETS
             BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT      REALIZED      VALUE, END       TOTAL          END OF
             OF PERIOD   INCOME/(LOSS)   ON SECURITIES    INCOME      CAPITAL GAINS    OF PERIOD      RETURN+      PERIOD (000)
----------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $ 9.95         $0.10 1       $(0.82)       $(0.15)5       $(0.00)        $ 9.08        (7.26)%       $  2,854
  2001 2        10.00          0.02          (0.06)        (0.01)         (0.00)          9.95        (0.36)           2,492
----------------------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $ 9.72         $0.20 1       $(0.71)       $(0.20)        $(0.00)        $ 9.01        (5.27)%       $157,660
  2001          11.68          0.28          (0.42)        (0.27)         (1.55)          9.72        (1.68)         186,724
  2000          10.31          0.26           1.35         (0.24)         (0.00)         11.68        15.72           69,517
  1999 3        10.00          0.18           0.28         (0.15)         (0.00)         10.31         4.57           85,027
----------------------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $10.04         $0.26 1       $(0.36)       $(0.28)        $(0.00)        $ 9.66        (0.97)%       $  2,752
  2001 4        10.00          0.07           0.02         (0.05)         (0.00)         10.04         0.94            2,523



                                                 RATIO       RATIO OF NET
                              RATIO OF NET    OF EXPENSES  INVESTMENT INCOME/
                 RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
                 EXPENSES     INCOME/(LOSS)   NET ASSETS     NET ASSETS     PORTFOLIO
                TO AVERAGE     TO AVERAGE     (BEFORE FEE    (BEFORE FEE    TURNOVER
                NET ASSETS     NET ASSETS      WAIVERS)       WAIVERS)        RATE
---------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002             1.12%          1.15%           1.37%         0.90%           40%
  2001 2           0.38           1.10            0.76          0.72             5
---------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002             1.00%          2.13%           1.00%         2.13%          106%
  2001             1.03           2.31            1.08          2.26           161
  2000             1.01           2.20            1.07          2.14           182
  1999 3           1.06           2.25            1.06          2.25           116
---------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002             1.02%          2.68%           1.27%         2.43            27%
  2001 4           0.37           3.20            0.75          2.82             5

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) THE AGGRESSIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) THE BALANCED ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON JULY 10, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(4) THE CONSERVATIVE ALLOCATION FUND CLASS I COMMENCED OPERATIONS ON MARCH 6, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS I FOR THE AGGRESSIVE ALLOCATION FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31,
UNLESS OTHERWISE INDICATED



             NET ASSET                   REALIZED AND    DIVIDENDS    DISTRIBUTIONS
              VALUE,          NET         UNREALIZED     FROM NET       FROM NET       NET ASSET                    NET ASSETS
             BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT      REALIZED      VALUE, END       TOTAL          END OF
             OF PERIOD   INCOME/(LOSS)   ON SECURITIES    INCOME      CAPITAL GAINS    OF PERIOD      RETURN+      PERIOD (000)
----------------------------------------------------------------------------------------------------------------------------------
 BOND FUND*
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $ 9.71         $0.56 1       $ 0.14        $(0.55)        $(0.00)        $ 9.86         7.40%        $798,688
  2001           9.37          0.62           0.34         (0.62)         (0.00)          9.71        10.50          842,906
  2000           9.93          0.59          (0.56)        (0.59)         (0.00)          9.37         0.35          294,308
  1999          10.25          0.57          (0.30)        (0.57)         (0.02)          9.93         2.70          366,230
  1998 2         9.93          0.57           0.32         (0.57)         (0.00)         10.25         9.15          481,998
  1997 3         9.76          0.60           0.17         (0.60)         (0.00)          9.93         8.20          492,102
----------------------------------------------------------------------------------------------------------------------------------
 GNMA FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $10.21         $0.58 1       $ 0.15        $(0.59)        $(0.00)        $10.35         7.32%        $155,187
  2001           9.74          0.63           0.46         (0.62)         (0.00)         10.21        11.45          133,658
  2000          10.10          0.59          (0.36)        (0.59)         (0.00)          9.74         2.48          119,653
  1999          10.36          0.61          (0.20)        (0.60)         (0.07)         10.10         4.02           96,808
  1998          10.15          0.61           0.31         (0.61)         (0.10)         10.36         9.17           83,624
----------------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $10.24         $0.55 1       $ 0.16        $(0.55)        $(0.00)        $10.40         7.05%        $346,788
  2001           9.90          0.64           0.34         (0.64)         (0.00)         10.24        10.16          345,059
  2000          10.39          0.64          (0.48)        (0.64)         (0.01)          9.90         1.50          294,998
  1999          10.59          0.56          (0.14)        (0.56)         (0.06)         10.39         3.98          313,368
  1998          10.37          0.60           0.22         (0.60)         (0.00)         10.59         8.09          166,710
----------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $ 9.87         $0.49 1       $ 0.10        $(0.49)        $(0.00)        $ 9.97         6.09%        $213,322
  2001           9.70          0.60           0.17         (0.60)         (0.00)          9.87         8.21          190,243
  2000           9.96          0.57          (0.26)        (0.57)         (0.00)          9.70         3.22           93,652
  1999          10.06          0.56          (0.05)        (0.56)         (0.05)          9.96         5.14           72,291
  1998           9.99          0.57           0.08         (0.57)         (0.01)         10.06         6.68           71,888
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002         $10.02         $0.55 1       $ 0.21        $(0.55)        $(0.00)        $10.23         7.76%        $259,402
  2001           9.48          0.59           0.54         (0.59)         (0.00)         10.02        12.04          355,344
  2000           9.99          0.60          (0.45)        (0.60)         (0.06)          9.48         1.78          331,026
  1999          10.25          0.58          (0.22)        (0.58)         (0.04)          9.99         3.54          328,417
  1998           9.89          0.64           0.36         (0.64)         (0.00)         10.25        10.35          296,075
----------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002          $9.22         $0.50 1       $ 0.22        $(0.49)        $(0.00)         $9.45         7.94%        $185,755
  2001           8.77          0.57           0.45         (0.57)         (0.00)          9.22        11.95          155,683
  2000           9.13          0.56          (0.36)        (0.56)         (0.00)          8.77         2.26          134,250
  1999           9.27          0.57          (0.14)        (0.57)         (0.00)          9.13         4.73          150,113
  1998 2         9.15          0.63           0.08         (0.59)4        (0.00)          9.27         8.04          161,567
  1997 3         9.25          0.72          (0.10)        (0.72)5        (0.00)          9.15         6.91          148,854



                                                 RATIO       RATIO OF NET
                              RATIO OF NET    OF EXPENSES  INVESTMENT INCOME/
                 RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
                 EXPENSES     INCOME/(LOSS)   NET ASSETS     NET ASSETS     PORTFOLIO
                TO AVERAGE     TO AVERAGE     (BEFORE FEE    (BEFORE FEE    TURNOVER
                NET ASSETS     NET ASSETS       WAIVER)       WAIVERS)        RATE
--------------------------------------------------------------------------------------
 BOND FUND*
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.71%          5.70%           0.71%         5.70%           98%
  2001             0.72           6.39            0.77          6.34            73
  2000             0.87           6.14            0.89          6.12           155
  1999             0.94           5.53            1.03          5.44           269
  1998 2           0.94           6.06            1.04          5.96           546
  1997 3           0.94           6.13            1.03          6.04           827
--------------------------------------------------------------------------------------
 GNMA FUND
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.76%          5.65%           0.76%         5.65%           46%
  2001             0.80           6.19            0.85          6.14            47
  2000             0.80           6.04            0.86          5.98            79
  1999             0.78           5.92            0.78          5.92            85
  1998             0.84           5.83            0.84          5.83           291
--------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.57%          5.27%           0.72%         5.12%          141%
  2001             0.59           6.34            0.79          6.14           133
  2000             0.58           6.22            0.79          6.01           201
  1999             0.61           5.21            0.75          5.07           256
  1998             0.65           5.71            0.80          5.56           160
--------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.53%          4.89%           0.63%         4.79%          110%
  2001             0.55           5.98            0.73          5.80            87
  2000             0.54           5.84            0.74          5.64            90
  1999             0.43           5.49            0.65          5.27           190
  1998             0.33           5.69            0.69          5.33           135
--------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.55%          5.42%           0.72%         5.25%           88%
  2001             0.51           5.95            0.79          5.67           182
  2000             0.48           6.17            0.77          5.88           121
  1999             0.45           5.72            0.65          5.52           142
  1998             0.31           6.29            0.72          5.88           170
--------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------
  CLASS I
  2002             0.76%          5.29%           0.76%         5.29%          219%
  2001             0.79           6.27            0.84          6.22            78
  2000             0.83           6.28            0.94          6.17            74
  1999             0.75           6.15            1.09          5.81            53
  1998 2           0.75           7.44            1.09          7.10           279
  1997 3           0.77           7.90            1.11          7.56           500

* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF .9799154 FOR CLASS I ON THE DATE OF THE REORGANIZATION.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) FOR THE YEAR ENDED JUNE 30, 1997.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS I OF THE U.S. GOVERNMENT INCOME FUND.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.11) FOR CLASS I OF THE U.S. GOVERNMENT INCOME FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECT PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31,
UNLESS OTHERWISE INDICATED



             NET ASSET                   REALIZED AND    DIVIDENDS    DISTRIBUTIONS
              VALUE,          NET         UNREALIZED     FROM NET       FROM NET       NET ASSET                    NET ASSETS
             BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT      REALIZED      VALUE, END       TOTAL          END OF
             OF PERIOD   INCOME/(LOSS)   ON SECURITIES    INCOME      CAPITAL GAINS    OF PERIOD      RETURN+      PERIOD (000)
---------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002 1       $10.94         $0.49 2       $ 0.10        $(0.49)        $(0.01)        $11.03         5.54%        $137,902
  2001          10.38          0.50           0.56         (0.50)         (0.00)         10.94        10.36          148,726
  2000          10.91          0.47          (0.52)        (0.47)         (0.01)         10.38        (0.42)         156,734
  1999          11.06          0.47          (0.08)        (0.47)         (0.07)         10.91         3.54          192,536
  1998 3        10.89          0.44           0.23         (0.47)         (0.03)         11.06         6.30          206,246
  1997 4        10.77          0.51           0.14         (0.49)         (0.04)         10.89         6.11          194,950
---------------------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002 1       $10.01         $0.42 2       $ 0.16        $(0.42)        $(0.00)        $10.17         5.86%        $167,578
  2001           9.50          0.43           0.51         (0.43)         (0.00)         10.01        10.07          162,015
  2000           9.96          0.42          (0.45)        (0.42)         (0.01)          9.50        (0.24)          95,634
  1999          10.03          0.45          (0.04)        (0.45)         (0.03)          9.96         4.07          100,638
  1998 5        10.00          0.07           0.03         (0.07)         (0.00)         10.03         0.97           80,259
---------------------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002 1       $11.04         $0.47 2       $ 0.16        $(0.47)        $(0.00)        $11.20         5.81%        $154,461
  2001          10.49          0.48           0.55         (0.48)         (0.00)         11.04        10.00          156,655
  2000          11.03          0.48          (0.53)        (0.48)         (0.01)         10.49        (0.40)         166,164
  1999          11.13          0.53          (0.09)        (0.53)         (0.01)         11.03         3.94          205,365
  1998          10.86          0.51           0.28         (0.51)         (0.01)         11.13         7.43          165,395
---------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002 1       $10.36         $0.46 2       $ 0.11        $(0.46)        $(0.00)        $10.47         5.57%         $51,319
  2001           9.89          0.47           0.47         (0.47)         (0.00)         10.36         9.64           45,441
  2000          10.39          0.45          (0.46)        (0.47)         (0.02)          9.89        (0.06)          45,021
  1999          10.45          0.51          (0.07)        (0.49)         (0.01)         10.39         4.21           40,171
  1998          10.22          0.46           0.24         (0.46)         (0.01)6        10.45         6.95           38,753



                                                RATIO       RATIO OF NET
                             RATIO OF NET    OF EXPENSES INVESTMENT INCOME/
                RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
                EXPENSES     INCOME/(LOSS)   NET ASSETS     NET ASSETS     PORTFOLIO
               TO AVERAGE     TO AVERAGE     (BEFORE FEE    (BEFORE FEE    TURNOVER
               NET ASSETS     NET ASSETS       WAIVER)       WAIVERS)        RATE
---------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002 1          0.59%          4.47%           0.74%         4.32%            6%
  2001            0.60           4.62            0.80          4.42            16
  2000            0.81           4.46            0.91          4.36            10
  1999            0.76           4.21            1.05          3.92             7
  1998 3          0.74           4.34            1.03          4.05            26
  1997 4          0.76           4.73            1.05          4.44            28
---------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND*
---------------------------------------------------------------------------------------
  CLASS I
  2002 1          0.60%          4.19%           0.75%         4.04%           19%
  2001            0.60           4.39            0.80          4.19            27
  2000            0.54           4.37            0.81          4.10            65
  1999            0.36           4.39            0.87          3.88            23
  1998 5          0.33           4.62            0.87          4.08            --
---------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002 1          0.60%          4.20%           0.75%         4.05%           19%
  2001            0.56           4.44            0.76          4.24            20
  2000            0.52           4.52            0.80          4.24            31
  1999            0.28           4.77            0.78          4.27            19
  1998            0.25           4.67            0.80          4.12            15
---------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------
  CLASS I
  2002 1          0.64%          4.40%           0.79%         4.25%           13%
  2001            0.63           4.57            0.86          4.34            25
  2000            0.53           4.55            0.84          4.24            38
  1999            0.48           4.80            0.83          4.45            15
  1998            0.69           4.40            0.84          4.25            20

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE MICHIGAN MUNICIPAL BOND FUND, NATIONAL TAX EXEMPT BOND FUND, OHIO TAX EXEMPT BOND FUND AND PENNSYLVANIA MUNICIPAL BOND FUND WERE REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $78,937, $103,395, $36,769 AND $47,421,
    RESPECTIVELY, TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS TO INCREASE (DECREASE) NET INVESTMENT INCOME BY $36,050, $128,647, $(26,247), AND $(3,294) RESPECTIVELY.
(2) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(3) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) FOR THE YEAR ENDED JUNE 30.
(5) NATIONAL TAX EXEMPT BOND FUND CLASS I COMMENCED OPERATIONS ON APRIL 9, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01) FOR CLASS I OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

                                      NOTES

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments,Inc.


JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
PRESIDENT AND CHIEF OPERATING OFFICER,
    Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
    General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer
    Edward Howard & Co.


J. WILLIAM PULLEN
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
    Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

[LOGO OMITTED]
ARMADA(R) FUNDS

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.

[SAILBOAT LOGO OMITTED]
ARMADE(R) FUNDS
www.armadafunds.com

                                                         ARM-PS-002-0500 (10/02)

EQUITY FUNDS
Core Equity Fund
Equity Growth Fund
Equity Index Fund
International Equity Fund
Large Cap Ultra Fund
Large Cap Value Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund
Small/Mid Cap Value Fund
Tax Managed Equity Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund                 [GRAPHIC OMITTED]
Balanced Allocation Fund
Conservative Allocation Fund
                                       -------------------------
FIXED INCOME FUNDS                      ARMADA FUNDS PROSPECTUS
Bond Fund                                      C SHARES
GNMA Fund                                   OCTOBER 1, 2002
High Yield Bond Fund                   -------------------------
Intermediate Bond Fund
Limited Maturity Bond Fund
Short Duration Bond Fund
Total Return Advantage Fund
U.S. Government Income Fund


TAX FREE BOND FUNDS
Michigan Municipal Bond Fund
National Tax Exempt Bond Fund
Ohio Tax Exempt Bond Fund
Pennsylvania Municipal Bond Fund


MONEY MARKET FUND
Money Market Fund



THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                                              (LOGO)
                                                           ARMADA(R)
                                                               FUNDS
                                                 WWW.ARMADAFUNDS.COM
                                                   [GRAPHIC OMITTED]

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY




ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ARMADA CORE EQUITY FUND .............................................    2

ARMADA EQUITY GROWTH FUND ...........................................    4

ARMADA EQUITY INDEX FUND ............................................    6

ARMADA INTERNATIONAL EQUITY FUND ....................................    8

ARMADA LARGE CAP ULTRA FUND .........................................   10

ARMADA LARGE CAP VALUE FUND .........................................   12

ARMADA MID CAP GROWTH FUND ..........................................   14

ARMADA SMALL CAP GROWTH FUND ........................................   16

ARMADA SMALL CAP VALUE FUND .........................................   18

ARMADA SMALL/MID CAP VALUE FUND .....................................   20

ARMADA TAX MANAGED EQUITY FUND ......................................   22

ARMADA AGGRESSIVE ALLOCATION FUND ...................................   28

ARMADA BALANCED ALLOCATION FUND .....................................   30

ARMADA CONSERVATIVE ALLOCATION FUND .................................   32

ARMADA BOND FUND ....................................................   36

ARMADA GNMA FUND ....................................................   38

ARMADA HIGH YIELD BOND FUND .........................................   40

ARMADA INTERMEDIATE BOND FUND .......................................   42

ARMADA LIMITED MATURITY BOND FUND ...................................   44

ARMADA SHORT DURATION BOND FUND .....................................   46

ARMADA TOTAL RETURN ADVANTAGE FUND ..................................   48

ARMADA U.S. GOVERNMENT INCOME FUND ..................................   50

ARMADA MICHIGAN MUNICIPAL BOND FUND .................................   56

ARMADA NATIONAL TAX EXEMPT BOND FUND ................................   58

ARMADA OHIO TAX EXEMPT BOND FUND ....................................   60

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND .............................   62

ARMADA MONEY MARKET FUND ............................................   66

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ..............   69

MORE INFORMATION ABOUT FUND INVESTMENTS .............................   73

INVESTOR PROFILES ...................................................   74

INVESTMENT ADVISER AND INVESTMENT TEAMS .............................   77

PURCHASING, SELLING AND EXCHANGING FUND SHARES ......................   78

DIVIDENDS AND TAXES .................................................   84

FINANCIAL HIGHLIGHTS ................................................   86

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  2001        -15.02%

                        Best Quarter    13.10%    (12/31/01)
                        Worst Quarter  -15.60%     (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -7.31%.

                                                                    EQUITY FUNDS

                                                         ARMADA CORE EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                          SINCE         DATE OF
CLASS C SHARES                              1 YEAR      INCEPTION      INCEPTION
--------------------------------------------------------------------------------
Armada Core Equity Fund                                                  1/20/00

  Returns Before Taxes                      -15.85%      -6.72%

  Returns After Taxes on Distributions      -16.25%      -8.18%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                    -9.28%      -5.17%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                          -11.88%      -8.51%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001       -17.09%

                     Best Quarter     12.04%   (12/31/01)
                     Worst Quarter   -16.32%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -19.03%.

                                                                    EQUITY FUNDS

                                                       ARMADA EQUITY GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Equity Growth Fund                                                1/27/00

  Returns Before Taxes                         -17.91%    -10.48%

  Returns After Taxes on Distributions         -18.07%    -11.02%

  Returns After Taxes on Distributions and
  Sale of Fund Shares                          -10.76%     -8.30%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%     -8.51%  Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Composite Stock Price Index

PRINCIPAL RISKS
Market risk, tracking error risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -13.09%


                      Best Quarter     10.34%   (12/31/01)
                      Worst Quarter   -15.02%    (9/30/01)

The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -13.81%.

                                                                    EQUITY FUNDS

                                                        ARMADA EQUITY INDEX FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Equity Index Fund                                                 1/17/00

  Returns Before Taxes                         -13.96%    -11.75%

  Returns After Taxes on Distributions         -14.01%    -11.80%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                       -8.50%     -9.30%

S&P 500 Composite Stock Price Index  1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%    -10.63%  Since 1/17/00
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY NATIONAL CITY INVESTMENT MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market

                                                                    EQUITY FUNDS

                                                ARMADA INTERNATIONAL EQUITY FUND

country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -26.05%

                       Best Quarter     10.44%   (12/31/01)
                       Worst Quarter   -17.92%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -3.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund                                          1/5/00

  Returns Before Taxes                         -26.79%    -19.66%

  Returns After Taxes on Distributions         -26.79%    -20.43%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -16.32%    -15.40%

MSCI EAFE Index 1
(reflects no deduction for fees,
expenses or taxes)                             -21.44%    -17.89% Since 12/31/99
--------------------------------------------------------------------------------

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST
  (MSCI EAFE) INDEX IS AN UNMANAGED INDEX WHICH REPRESENTS THE PERFORMANCE OF MORE THAN 1,000 EQUITY SECURITIES OF COMPANIES LOCATED IN THOSE REGIONS.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP ULTRA FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001       -23.58%

                     Best Quarter     12.60%   (12/31/01)
                     Worst Quarter   -21.22%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -22.66%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP ULTRA FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 GROWTH INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                              6/15/00

  Returns Before Taxes                         -24.35%    -27.84%

  Returns After Taxes on Distributions         -24.35%    -29.85%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -14.83%    -22.01%

S&P 500/Barra Growth Index  1
(reflects no deduction for fees,
expenses or taxes)                             -12.73%    -19.00%  Since 5/31/00

Russell 1000 Growth Index 2
(reflects no deduction for fees,
expenses or taxes)                             -20.42%    -24.78%  Since 5/31/00
--------------------------------------------------------------------------------

1 THE S&P 500/BARRA GROWTH INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
  COMPOSITE STOCK PRICE INDEX THAT HAVE A HIGHER THAN AVERAGE PRICE-TO-BOOK
  RATIO.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
  RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001        -4.72%

                       Best Quarter      7.89%   (12/31/01)
                       Worst Quarter   -11.04%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -3.53%.

                                                                    EQUITY FUNDS

                                                     ARMADA LARGE CAP VALUE FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap Value Fund                                              1/27/00

  Returns Before Taxes                         -5.63%     5.43%

  Returns After Taxes on Distributions         -6.68%     4.37%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -2.77%     4.13%

S&P 500/Barra Value Index 1
(reflects no deduction for fees,
expenses or taxes)                            -11.71%    -1.71%    Since 1/31/00

Russell 1000 Value Index 2
(reflects no deduction for fees,
expenses or taxes)                             -5.59%    -2.29%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE S&P 500/BARRA VALUE INDEX IS COMPRISED OF SECURITIES IN THE S&P 500
  COMPOSITE STOCK PRICE INDEX THAT HAVE A LOWER THAN MEDIAN MARKET CAPITALIZATION WEIGHTED PRICE-TO-BOOK RATIO.

2 THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE
  RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of medium-sized companies

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     -19.65%

                       Best Quarter     22.59%   (12/31/01)
                       Worst Quarter   -27.42%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -19.77%.

                                                                    EQUITY FUNDS

                                                      ARMADA MID CAP GROWTH FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                                               6/15/00

  Returns Before Taxes                         -20.45%    -25.85%

  Returns After Taxes on Distributions         -20.45%    -30.78%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -12.46%    -20.83%

Russell Midcap Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                             -20.15%    -20.53%  Since 5/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN
  THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                    ARMADA SMALL CAP GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      -8.95%

                     Best Quarter     20.23%   (12/31/01)
                     Worst Quarter   -25.93%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -21.46%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                             1/20/00

  Returns Before Taxes                         -9.86%     -15.53%

  Returns After Taxes on Distributions         -9.86%     -16.35%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -6.01%     -12.05%

Russell 2000 Growth Index 1
(reflects no deduction for fees,
expenses or taxes)                             -9.23%     -16.32%  Since 1/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
  STOCK INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, small companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.


The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                                    EQUITY FUNDS

                                                     ARMADA SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001       16.13%

                      Best Quarter     18.96%   (12/31/01)
                      Worst Quarter   -11.65%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 5.63%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap Value Fund                                              1/27/00

  Returns Before Taxes                         15.13%     26.94%

  Returns After Taxes on Distributions         11.72%     24.17%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      10.03%     20.75%

Russell 2000 Value Index 1
(reflects no deduction for fees,
expenses or taxes)                             14.02%     20.87%   Since 1/31/00
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000
  INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2000 SMALLEST COMPANIES OF THE 3000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                                    EQUITY FUNDS

                                                 ARMADA SMALL/MID CAP VALUE FUND

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA TAX MANAGED EQUITY FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation, while minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks using strategies designed to minimize the impact of taxes

PRINCIPAL RISK
Market risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              2001        -13.59%

                   Best Quarter      9.60%   (12/31/01)
                   Worst Quarter   -15.21%    (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -15.90%.

                                                                    EQUITY FUNDS

                                                  ARMADA TAX MANAGED EQUITY FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                           1/10/00

  Returns Before Taxes                         -14.46%    -8.40%

  Returns After Taxes on Distributions         -14.46%    -8.42%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                       -8.80%    -6.66%

S&P 500 Composite Stock Price Index 1
(reflects no deduction for fees,
expenses or taxes)                             -11.88%   -10.49%  Since 12/31/99
--------------------------------------------------------------------------------

1 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                      CORE EQUITY FUND                       EQUITY GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.16%                                   0.14%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.41%                                   0.39%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.91%                                   1.89%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                     EQUITY INDEX FUND                    INTERNATIONAL EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                        None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.35% 4                                 1.15%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.48% 4                                 2.30%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       EQUITY FUNDS

                                                                                                               FUND FEES & EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    LARGE CAP ULTRA FUND                    LARGE CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.19% 3                                 0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.44%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.94%                                   1.88%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    MID CAP GROWTH FUND                    SMALL CAP GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    1.00%                                   1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.21% 3                                 0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.46%                                   0.45%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        2.21%                                   2.20%
-----------------------------------------------------------------------------------------------------------------------------------

EQUITY FUNDS

FUND FEES & EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    SMALL CAP VALUE FUND                  SMALL/MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                    None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    1.00%                                   1.00% 4
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13% 3                                 0.16% 5
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.41%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        2.13%                                   2.16% 4
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                   TAX MANAGED EQUITY FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                 None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.88%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    EQUITY FUNDS

                                                            FUND FEES & EXPENSES

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.


2 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

3 Other expenses for certain Funds have been restated to reflect current expenses.

4 The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                              ADVISORY           TOTAL
                                FEES            EXPENSES
                                0.20%             1.33%

The Adviser expects to continue waiving a portion of its advisory fees for the Equity Index Fund and expects to waive all advisory fees for the Small/Mid Cap Value Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                              ADVISORY           TOTAL
FUND                            FEES            EXPENSES
Equity Index Fund               0.20%             1.33%
Small/Mid Cap Value Fund        0.50%             1.66%

5 Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CORE EQUITY FUND
  Class C Shares 1               $294        $600      $1,032      $2,233
  Class C Shares 2                194         600       1,032       2,233
--------------------------------------------------------------------------------
EQUITY GROWTH FUND
  Class C Shares 1                292         594       1,021       2,212
  Class C Shares 2                192         594       1,021       2,212
--------------------------------------------------------------------------------
EQUITY INDEX FUND
  Class C Shares 1                251         468         808       1,768
  Class C Shares 2                151         468         808       1,768
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Class C Shares 1                333         718       1,230       2,636
  Class C Shares 2                233         718       1,230       2,636
--------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
  Class C Shares 1                297         609       1,047       2,264
  Class C Shares 2                197         609       1,047       2,264
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
  Class C Shares 1                291         591       1,016       2,201
  Class C Shares 2                191         591       1,016       2,201
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
  Class C Shares 1                324         691       1,185       2,544
  Class C Shares 2                224         691       1,185       2,544
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Class C Shares 1                323         688       1,180       2,534
  Class C Shares 2                223         688       1,180       2,534
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Class C Shares 1                316         667       1,144       2,462
  Class C Shares 2                216         667       1,144       2,462
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
  Class C Shares 1                319         676         N/A         N/A
  Class C Shares 2                219         676         N/A         N/A
--------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
  Class C Shares 1                291         591       1,016       2,201
  Class C Shares 2                191         591       1,016       2,201
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ARMADA AGGRESSIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Capital appreciation with current income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk
--------------------------------------------------------------------------------



PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.

                                                          ASSET ALLOCATION FUNDS

                                               ARMADA AGGRESSIVE ALLOCATION FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because Class C Shares were not in operation during the calendar year ended December 31, 2001.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS
Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                          ASSET ALLOCATION FUNDS

                                                 ARMADA BALANCED ALLOCATION FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.



                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001      -7.79%

                     Best Quarter      7.73%   (12/31/01)
                     Worst Quarter   -10.35%    (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was -5.76%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                          4/20/00

  Returns Before Taxes                         -8.70%     -4.53%

  Returns After Taxes on Distributions         -9.22%     -7.31%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      -5.31%     -4.47%

Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                              8.42%     10.87%   Since 4/30/00

S&P 500 Composite Stock Price Index 2
(reflects no deduction for fees,
expenses or taxes)                            -11.88%    -12.06%   Since 4/30/00

Balanced Allocation Hybrid Benchmark Index 3
(reflects no deduction for fees,
expenses or taxes)                             -3.72%     -3.07%   Since 4/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
  VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

2 THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED
  INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

3 THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500
  COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.


FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

ARMADA CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income and moderate capital appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a combination of Underlying Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, prepayment/extension risk, allocation risk, small companies risk, conflicts risk
--------------------------------------------------------------------------------



PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 72.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments. The Adviser does not currently intend to invest any of the Fund's assets in the Armada International Equity Fund.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

                                                          ASSET ALLOCATION FUNDS

                                             ARMADA CONSERVATIVE ALLOCATION FUND

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.


FUND FEES AND EXPENSES


See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ASSET ALLOCATION FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 AGGRESSIVE ALLOCATION FUND             BALANCED ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)               None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        1.00% 1                                  1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                       None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                                     None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                  0.25% 2                                  0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.65%                                    0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                            0.25%                                    0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                 0.21%                                    0.20%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.46%                                    0.45%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                      1.36% 2                                  1.95%
-----------------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         0.99% 5                                    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses                2.35% 5                                    N/A
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                      CONSERVATIVE ALLOCATION FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)                 None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)                            1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
Other Distributions (as a percentage of offering price)                                            None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                                       None
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                                                         0.25%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                          0.65%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                                                                     0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                                                          0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                                                               0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                                                             1.28%
-----------------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses 5                                                                0.85%
-----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses 5                                                       2.13%
-----------------------------------------------------------------------------------------------------------------------------------

                                                          ASSET ALLOCATION FUNDS

                                                            FUND FEES & EXPENSES


1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                      ADVISORY          TOTAL
 FUND                                   FEES          EXPENSES
 Aggressive Allocation Fund            0.00%            1.98%
 Conservative Allocation Fund          0.00%            1.88%

The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                      ADVISORY          TOTAL
 FUND                                   FEES          EXPENSES
 Aggressive Allocation Fund            0.00%           1.11%
 Conservative Allocation Fund          0.00%           1.03%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for each Fund have been restated to reflect current expenses.

5 Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.51% to 1.24% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest. The ratios of Indirect Underlying Fund Expenses shown in the table above are based on allocations of Fund assets to Underlying Armada Funds as of May 31, 2002 as follows:

                                        AGGRESSIVE         CONSERVATIVE
                                     ALLOCATION FUND      ALLOCATION FUND
 Armada Large Cap Ultra Fund              16.87%               8.33%
 Armada Large Cap Value Fund              25.08%              12.39%
 Armada Small Cap Growth Fund             18.74%               9.25%
 Armada Small Cap Value Fund              18.87%               9.31%
 Armada Bond Fund                         19.92%               0.00%
 Armada Intermediate Bond Fund             0.00%              59.62%
 Armada Money Market Fund                  0.51%               1.11%


The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

 Aggressive Allocation Fund                3.00%
 Conservative Allocation Fund              2.77%

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

 Aggressive Allocation Fund                2.10%
 Conservative Allocation Fund              1.78%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*
  Class C Shares 1                   $338         $733      $1,255        $2,686
  Class C Shares 2                    238          733       1,255         2,686
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
  Class C Shares 1                    298          612       1,052         2,275
  Class C Shares 2                    198          612       1,052         2,275
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
  Class C Shares 1                    316          667       1,144         2,462
  Class C Shares 2                    216          667       1,144         2,462
--------------------------------------------------------------------------------


* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in a diversified portfolio of investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the

                                                              FIXED INCOME FUNDS

                                                                ARMADA BOND FUND

agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2001         6.52%

                     Best Quarter      3.90%    (9/30/01)
                     Worst Quarter    -0.63%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.46%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Bond Fund                                                         6/12/00

  Returns Before Taxes                         5.52%      7.54%

  Returns After Taxes on Distributions         3.43%      5.31%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.34%      4.93%

Lehman U.S. Aggregate Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.42%     11.51%    Since 5/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET
  VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.


FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA GNMA FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA)

PRINCIPAL RISKS
Market risk, prepayment/extension risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                                ARMADA GNMA FUND

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     6.22%

                    Best Quarter      3.43%    (9/30/01)
                    Worst Quarter    -0.17%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.41%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN GNMA INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada GNMA Fund                                                         1/27/00

  Returns Before Taxes                         5.22%      8.34%

  Returns After Taxes on Distributions         3.18%      6.19%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.15%      5.61%

Lehman GNMA Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.23%     10.62%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN GNMA INDEX TRACKS GNMA ISSUES, INCLUDING SINGLE FAMILY, MOBILE
  HOME, MIDGETS AND GRADUATED PAYMENTS COMPONENTS.


FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Loss risk, market risk, credit risk, interest rate risk,
prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes (at the time of purchase) will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in Fund shares is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

                                                              FIXED INCOME FUNDS


                                                     ARMADA HIGH YIELD BOND FUND

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk, foreign risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

                                                              FIXED INCOME FUNDS

                                                   ARMADA INTERMEDIATE BOND FUND

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.95%

                      Best Quarter      4.07%    (9/30/01)
                      Worst Quarter    -0.68%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.18%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                            5/30/00

  Returns Before Taxes                         5.95%      8.24%

  Returns After Taxes on Distributions         4.02%      6.11%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.60%      5.54%

Lehman Intermediate U.S.
Government/Credit Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.98%     11.20%    Since 5/31/00
--------------------------------------------------------------------------------

1 THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX
  WHICH IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 52 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price

                                                              FIXED INCOME FUNDS

                                               ARMADA LIMITED MATURITY BOND FUND

movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  2001     8.25%

                      Best Quarter      3.37%    (3/31/01)
                      Worst Quarter     0.50%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 1.70%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                        1/27/00

  Returns Before Taxes                         7.25%      5.98%

  Returns After Taxes on Distributions         5.33%      3.95%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      4.38%      3.77%

Merrill Lynch 1-3 Year U.S. Corporate/
Government Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.71%      8.78%    Since 1/31/00
--------------------------------------------------------------------------------

1 THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET
  CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.


FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS


ARMADA SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

                                                              FIXED INCOME FUNDS

                                                 ARMADA SHORT DURATION BOND FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.


Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to

                                                              FIXED INCOME FUNDS

                                              ARMADA TOTAL RETURN ADVANTAGE FUND

repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.26%

                     Best Quarter      4.66%    (9/30/01)
                     Worst Quarter    -0.61%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 2.96%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                       10/3/00

  Returns Before Taxes                         5.26%      8.17%

  Returns After Taxes on Distributions         3.38%      6.19%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.19%      5.56%

Lehman U.S. Government/Credit Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.51%     10.46%    Since 9/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED INDEX OF
  GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.


FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

                                                              FIXED INCOME FUNDS

                                              ARMADA U.S. GOVERNMENT INCOME FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      6.70%

                     Best Quarter      3.47%    (9/30/01)
                     Worst Quarter    -0.05%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.74%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                       6/21/00

  Returns Before Taxes                         5.70%      8.84%

  Returns After Taxes on Distributions         3.78%      6.75%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      3.45%      6.04%

Lehman Mortgage-Backed Securities Index 1
(reflects no deduction for fees,
expenses or taxes)                             8.22%     10.43%    Since 6/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, MARKET
  VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FHLMC, AND FANNIE MAE. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 53 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                          BOND FUND                               GNMA FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.68%                                   1.70%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                    HIGH YIELD BOND FUND                   INTERMEDIATE BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.60%                                   0.55% 5
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.18% 4                                 0.13%
-----------------------------------------------------------------------------------------------------------------------------------
 Total Other Expenses                                       0.43%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.78%                                   1.68% 5
-----------------------------------------------------------------------------------------------------------------------------------

                                                              FIXED INCOME FUNDS

                                                            FUND FEES & EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 LIMITED MATURITY BOND FUND               SHORT DURATION BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 5                                  0.45%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other                                                     0.13% 3                                 0.19% 4
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.44%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 5                      1.58%                                   1.59%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEE                                 TOTAL RETURN ADVANTAGE FUND             U.S. GOVERNMENT INCOME FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                   None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.55% 5                                 0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 2                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 3                                                   0.12%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.37%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.67% 5                                 1.70%
-----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS

FUND FEES & EXPENSES


1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

3 Other expenses for certain Funds have been restated to reflect current expenses.

4 Other expenses for the High Yield Bond Fund and Short Duration Bond Fund are based on estimated amounts for the current fiscal year.

5 The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                             ADVISORY FEES   TOTAL EXPENSES
Intermediate Bond Fund               0.40%           1.53%
Limited Maturity Bond Fund           0.35%           1.49%
Total Return Advantage Fund          0.38%           1.51%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds and the Short Duration Bond Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                             ADVISORY FEES   TOTAL EXPENSES
Intermediate Bond Fund               0.40%           1.53%
Limited Maturity Bond Fund           0.35%           1.48%
Short Duration Bond Fund             0.13%           1.32%
Total Return Advantage Fund          0.40%           1.52%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                                              FIXED INCOME FUNDS

                                                            FUND FEES & EXPENSES

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
BOND FUND
  Class C Shares 1                   $271        $530        $913       $1,987
  Class C Shares 2                    171         530         913        1,987
--------------------------------------------------------------------------------
GNMA FUND
  Class C Shares 1                    273         536         923        2,009
  Class C Shares 2                    173         536         923        2,009
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
  Class C Shares 1                    281         560         N/A          N/A
  Class C Shares 2                    181         560         N/A          N/A
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
  Class C Shares 1                    271         530         913        1,987
  Class C Shares 2                    171         530         913        1,987
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
  Class C Shares 1                    261         499         860        1,878
  Class C Shares 2                    161         499         860        1,878
--------------------------------------------------------------------------------
SHORT DURATION BOND FUND
  Class C Shares 1                    262         502         N/A          N/A
  Class C Shares 2                    162         502         N/A          N/A
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
  Class C Shares 1                    270         526         907        1,976
  Class C Shares 2                    170         526         907        1,976
--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
  Class C Shares 1                    273         536         923        2,009
  Class C Shares 2                    173         536         923        2,009
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS

ARMADA MICHIGAN MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                             ARMADA MICHIGAN MUNICIPAL BOND FUND

PERFORMANCE INFORMATION


Class C Shares of the Fund had less than a full year of performance history as of December 31, 2001. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year. The performance of Class C Shares will differ due to differences in expenses.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


      1992   1993   1994    1995   1996   1997   1998    1999   2000   2001
      6.98%  9.74% -2.86%  13.63%  3.03%  7.18%  5.00%  -1.34%  8.90%  4.62%

                     Best Quarter      5.25%    (3/31/95)
                     Worst Quarter    -3.28%    (3/31/94)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 4.40%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE
OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund

  Returns Before Taxes                         4.62%        4.82%        5.38%

  Returns After Taxes on Distributions         4.60%        4.77%        5.29%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      4.65%        4.76%        5.24%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        5.56%        6.13%
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      3.53%

                      Best Quarter      2.31%    (9/30/01)
                      Worst Quarter    -0.98%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.99%.

                                                             TAX FREE BOND FUNDS

                                            ARMADA NATIONAL TAX EXEMPT BOND FUND



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                                     2/24/00

  Returns Before Taxes                         2.53%        5.47%

  Returns After Taxes on Distributions         2.52%        5.47%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      2.85%        4.95%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.70%  Since 2/29/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA OHIO TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from federal income tax and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                                ARMADA OHIO TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                2001      3.39%

                  Best Quarter      2.39%    (9/30/01)
                  Worst Quarter    -1.07%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 4.28%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                                         6/23/00

  Returns Before Taxes                         2.39%        5.69%

  Returns After Taxes on Distributions         2.39%        5.69%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      2.79%        5.27%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.31%  Since 6/30/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from both regular federal income tax and, to the extent possible, Pennsylvania personal income tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in municipal obligations that pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS
Market risk, interest rate risk, credit risk, single state risk, non-diversification risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                             TAX FREE BOND FUNDS

                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001      2.26%

                    Best Quarter      2.32%    (9/30/01)
                    Worst Quarter    -0.95%   (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 3.62%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                  2/24/00

  Returns Before Taxes                         1.26%        3.70%

  Returns After Taxes on Distributions         1.25%        3.70%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                      1.73%        3.27%

Lehman 7-Year Municipal Bond Index 1
(reflects no deduction for fees,
expenses or taxes)                             5.20%        7.70%  Since 2/29/00
--------------------------------------------------------------------------------

1 THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX.
  THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 64 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX FREE BOND FUNDS

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 MICHIGAN MUNICIPAL BOND FUND           NATIONAL TAX EXEMPT BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS C                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                  0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                   0.13%                                   0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.38%                                   0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                      1.68%                                   1.70%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                 OHIO TAX EXEMPT BOND FUND             PENNSYLVANIA MUNICIPAL BOND FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS C                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)              None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                          1.00% 1                                 1.00% 1
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                         None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                None                                    None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 2                                  0.55%                                   0.55%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.75%                                   0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                              0.25%                                   0.25%
-----------------------------------------------------------------------------------------------------------------------------------
  Other 4                                                   0.14%                                   0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.39%                                   0.38%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund 2
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                                          1.69%                                   1.68%
-----------------------------------------------------------------------------------------------------------------------------------

                                                             TAX FREE BOND FUNDS

                                                            FUND FEES & EXPENSES

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.


2 The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                                 ADVISORY FEES   TOTAL EXPENSES
Michigan Municipal Bond Fund             0.40%           1.50%
National Tax Exempt Bond Fund            0.40%           1.51%
Ohio Tax Exempt Bond Fund                0.40%           1.51%
Pennsylvania Municipal Bond Fund         0.40%           1.55%

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. With these fee waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                                 ADVISORY FEES   TOTAL EXPENSES
Michigan Municipal Bond Fund             0.40%           1.53%
National Tax Exempt Bond Fund            0.40%           1.55%
Ohio Tax Exempt Bond Fund                0.40%           1.54%
Pennsylvania Municipal Bond Fund         0.40%           1.53%

These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for each Fund have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
  Class C Shares 1                      $271        $530       $913       $1,987
  Class C Shares 2                       171         530        913        1,987
--------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
  Class C Shares 1                       273         536        923        2,009
  Class C Shares 2                       173         536        923        2,009
--------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
  Class C Shares 1                       272         533        918        1,998
  Class C Shares 2                       172         533        918        1,998
--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
  Class C Shares 1                       271         530        913        1,987
  Class C Shares 2                       171         530        913        1,987
--------------------------------------------------------------------------------


1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

MONEY-MARKET FUND


ARMADA MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk, loss risk
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                                               MONEY-MARKET FUND

                                                        ARMADA MONEY MARKET FUND


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 2001     2.95%

                     Best Quarter      1.15%    (3/31/01)
                     Worst Quarter     0.33%   (12/31/01)

The Fund's year-to-date total return for Class C Shares through June 30, 2002 was 0.30%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2001, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND.

--------------------------------------------------------------------------------
                                                            SINCE        DATE OF
CLASS C SHARES                                 1 YEAR     INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Money Market Fund                       1.95%        2.34%       11/15/00
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM.

FUND FEES AND EXPENSES

See page 68 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND


FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                           MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering price)                    None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                                1.00% 1
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                               None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                   None
--------------------------------------------------------------------------------
Exchange Fee                                                      None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees 2                                        0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                         0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
  Shareholder Servicing Fees 3                                    0.25%
--------------------------------------------------------------------------------
  Other 4                                                         0.12%
--------------------------------------------------------------------------------
Total Other Expenses                                              0.37%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses 2                            1.47%
--------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were 0.25% and 1.36%, respectively. The Adviser expects to continue waiving a portion of its advisory fees so that actual Investment Advisory Fees and Total Annual Fund Operating Expenses for the current fiscal year are expected to be 0.25% and 1.37%, respectively. This fee waiver remains in effect as of the date of this prospectus, but may be revised or discontinued at any time.

3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

4 Other expenses for the Fund have been restated to reflect current expenses.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
MONEY MARKET FUND
  Class C Shares 1                $250          $465         $803        $1,757
  Class C Shares 2                 150           465          803         1,757
--------------------------------------------------------------------------------
1 If you sell your shares at the end of the period.

2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). The following chart indicates the specific types of investments in which each Fund primarily invests.



                                                           Fixed                                 High-Yield
                                 Equity     Convertible    Income     Government   Repurchase   Lower Rated      Municipal
                               Securities   Securities   Securities   Securities    Agreement    Securities     Securities
----------------------------------------------------------------------------------------------------------------------------
  Armada Core Equity Fund         [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Equity Growth Fund       [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Equity Index Fund        [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada International
  Equity Fund                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Ultra Fund     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Large Cap Value Fund     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Mid Cap Growth Fund      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada SmallCap
  GrowthFund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Small Cap
  Value Fund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund                      [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Aggressive
  Allocation Fund                 [ ]                       [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Balanced
  Allocation Fund                 [ ]          [ ]          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Conservative
  Allocation Fund                 [ ]                       [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Bond Fund                                          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada GNMA Fund                                          [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada High Yield
  Bond Fund                                                 [ ]                                     [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                                                 [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                                            [ ]           [ ]                       [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                                               [ ]           [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund                                       [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund                                          [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund                                          [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund                                       [ ]                                                    [ ]
----------------------------------------------------------------------------------------------------------------------------
  Armada Money Market Fund                                  [ ]           [ ]          [ ]
----------------------------------------------------------------------------------------------------------------------------

                                  Asset-      Mortgage-
                                  Backed       Backed        Foreign
                                Securities   Securities    Securities
----------------------------------------------------------------------
  Armada Core Equity Fund
----------------------------------------------------------------------
  Armada Equity Growth Fund
----------------------------------------------------------------------
  Armada Equity Index Fund
----------------------------------------------------------------------
  Armada International
  Equity Fund                                                  [ ]
----------------------------------------------------------------------
  Armada Large Cap Ultra Fund
----------------------------------------------------------------------
  Armada Large Cap Value Fund
----------------------------------------------------------------------
  Armada Mid Cap Growth Fund
----------------------------------------------------------------------
  Armada SmallCap
  GrowthFund
----------------------------------------------------------------------
  Armada Small Cap
  Value Fund
----------------------------------------------------------------------
  Armada Small/Mid Cap
  Value Fund
----------------------------------------------------------------------
  Armada Tax Managed
  Equity Fund
----------------------------------------------------------------------
  Armada Aggressive
  Allocation Fund                   [ ]          [ ]
----------------------------------------------------------------------
  Armada Balanced
  Allocation Fund                   [ ]          [ ]           [ ]
----------------------------------------------------------------------
  Armada Conservative
  Allocation Fund                   [ ]          [ ]
----------------------------------------------------------------------
  Armada Bond Fund                  [ ]          [ ]
----------------------------------------------------------------------
  Armada GNMA Fund                  [ ]          [ ]
----------------------------------------------------------------------
  Armada High Yield
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Intermediate
  Bond Fund                         [ ]          [ ]           [ ]
----------------------------------------------------------------------
  Armada Limited Maturity
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Short Duration
  Bond Fund                         [ ]          [ ]
----------------------------------------------------------------------
  Armada Total Return
  Advantage Fund                    [ ]          [ ]
----------------------------------------------------------------------
  Armada U.S. Government
  Income Fund                       [ ]          [ ]
----------------------------------------------------------------------
  Armada Michigan
  Municipal Bond Fund
----------------------------------------------------------------------
  Armada National Tax
  Exempt Bond Fund
----------------------------------------------------------------------
  Armada Ohio Tax
  Exempt Bond Fund
----------------------------------------------------------------------
  Armada Pennsylvania
  Municipal Bond Fund
----------------------------------------------------------------------
  Armada Money Market Fund
----------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.


MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:
o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.
o A Fund may incur substantial costs in connection with conversions between various currencies.
o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.
o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.



THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND
CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund is offered for sale by and described in this prospectus.

MORE INFORMATION
ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.


A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Additionally, the High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation with respect to the High Yield Bond Fund. Such investments are not used as part of these Funds' principal investment strategies.

While not considered a principal investment strategy, the High Yield Bond Fund may from time to time purchase securities that are in default.

Armada has obtained an order from the SEC that allows the non-money market Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund               Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
Equity Growth Fund             Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               large cap companies
--------------------------------------------------------------------------------
Equity Index Fund              Investors seeking returns similar to those of the
                               S&P 500 Composite Stock Price Index who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------
International Equity Fund      Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks of
                               foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of large cap companies
--------------------------------------------------------------------------------
Large Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies

--------------------------------------------------------------------------------
Mid Cap Growth Fund            Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of mid cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund          Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in growth-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Value Fund           Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in value-oriented
                               common stocks of small cap companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund       Investors seeking capital appreciation who are
                               willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund        Investors seeking capital appreciation who want
                               to minimize the impact of taxes and who are
                               willing to accept the risks of investing in a
                               fund that invests primarily in common stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Aggressive Allocation Fund     Investors seeking capital growth with the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index) who are willing to accept the
                               risks of investing in a fund that may allocate a
                               high percentage of its assets in Underlying
                               Armada Funds that focus their investments in
                               equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund       Investors seeking broad diversification by asset
                               class and style to manage risk and provide the
                               potential for above average total returns (as
                               measured by the returns of the S&P 500 Composite
                               Stock Price Index and the Lehman U.S. Aggregate
                               Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund   Investors seeking current income with the
                               potential for above average total returns (as
                               measured by the returns of the Lehman U.S.
                               Aggregate Bond Index) who are willing to accept
                               the risks of investing in a fund that may
                               allocate a high percentage of its assets in
                               Underlying Armada Funds that focus their
                               investments in fixed income securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Bond Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
GNMA Fund                      Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in mortgage-backed securities
--------------------------------------------------------------------------------

High Yield Bond Fund           Investors seeking high current income and capital
                               appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds

--------------------------------------------------------------------------------
Intermediate Bond Fund         Investors seeking current income who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in intermediate term fixed
                               income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund     Investors seeking current income who are seeking
                               to minimize share price volatility relative to
                               our other fixed income funds and who are willing
                               to accept the risks of investing in a fund that
                               invests primarily in shorter term fixed income
                               securities
--------------------------------------------------------------------------------

Short Duration Bond Fund       Investors seeking high current income but who
                               desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities

--------------------------------------------------------------------------------
Total Return Advantage Fund    Investors seeking total return with less share
                               price volatility than a fund that invests
                               primarily in equity securities who are willing to
                               accept the risks of investing in a fund that
                               invests primarily in fixed income securities
--------------------------------------------------------------------------------
U.S. Government Income Fund    Investors seeking current income who are
                               interested in the lower credit risk associated
                               with a fund that invests primarily in U.S.
                               government fixed income securities
--------------------------------------------------------------------------------

                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund   Investors seeking current income exempt from
                               federal and Michigan income taxes who are willing
                               to accept moderate share price volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund  Investors seeking current income exempt from federal income tax who are willing to accept
                               moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund      Investors seeking current income exempt from
                               federal and Ohio income taxes who are willing to
                               accept moderate share price volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond    Investors seeking current income exempt from
Fund                           federal and Pennsylvania income taxes who are
                               willing to accept moderate share price volatility
--------------------------------------------------------------------------------

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
FUND                           MAY BE APPROPRIATE FOR ...
--------------------------------------------------------------------------------
Money Market Fund              Investors seeking high current income and reduced
                               risk through a widely diversified money market
                               portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                            MANAGEMENT TEAM                            ENDED MAY 31, 2002
----------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                         Core Equity Investment Management Team                        0.75%
----------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                      Growth Equity Investment Management Team                       0.75%
----------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                        Core Equity Investment Management Team                        0.20%
----------------------------------------------------------------------------------------------------------------------------
International Equity Fund            International Equity Investment Management Team                   1.15%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                    Growth Equity Investment Management Team                       0.75%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                     Value Equity Investment Management Team                       0.75%
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Growth Equity Investment Management Team                       1.00%
----------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                     Value Equity Investment Management Team                       1.00%
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                 Value Equity Investment Management Team                       1.00% 1
----------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                 Growth Equity Investment Management Team                       0.75%
----------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund             Asset Allocation Investment Management Team                     0.00%
----------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund               Asset Allocation Investment Management Team                     0.75%
----------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund           Asset Allocation Investment Management Team                     0.00%
----------------------------------------------------------------------------------------------------------------------------
Bond Fund                                 Taxable Fixed Income Management Team                         0.55%
----------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                 Taxable Fixed Income Management Team                         0.55%
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                      Taxable Fixed Income Management Team                         0.60% 1
----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                    Taxable Fixed Income Management Team                         0.40%
----------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                Taxable Fixed Income Management Team                         0.35%
----------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                  Taxable Fixed Income Management Team                         0.40% 1
----------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund               Taxable Fixed Income Management Team                         0.38%
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund               Taxable Fixed Income Management Team                         0.55%
----------------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                  Municipal Fixed Income Team                              0.40%
----------------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund                 Municipal Fixed Income Team                              0.40%
----------------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                     Municipal Fixed Income Team                              0.40%
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund              Municipal Fixed Income Team                              0.40%
----------------------------------------------------------------------------------------------------------------------------
Money Market Fund                         Taxable Money Market Management Team                         0.25%
----------------------------------------------------------------------------------------------------------------------------

1 The Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds were not in operation during the last fiscal year.
  The fees shown represent the contractual advisory fee rates that the Funds are obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Funds.

CLASS C SHARES:
o NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o 12B-1 FEES
o $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT
o DOES NOT CONVERT TO ANY OTHER SHARE CLASS
o $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM
o INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS


HOW TO PURCHASE FUND SHARES


                                    NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
INTERNET                            Visit our site and click on "Open an             You may place your purchase order on
WWW.ARMADAFUNDS.COM                 Account Online." Or log on to our on             our Web Site using your established
                                    line Forms Center to print or complete           banking instructions for payment. To
                                    an application on line. Mail the                 authorize this service, please complete
                                    application to the address below. Unless         an Account Change Form or call
                                    you arrange to pay by wire or ACH, write         1-800-622-FUND (3863).
                                    your check, payable in U.S. dollars, to
                                    "Armada Funds (Fund name)." Armada
                                    cannot accept third-party checks, starter
                                    checks, credit cards, credit card checks,
                                    cash or cash equivalents (i.e., cashier's
                                    check, bank draft, money order or
                                    travelers' check).

------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                           Call our Investor Services Line to obtain        Call our Investor Services Line to purchase
1-800-622-FUND (3863)               an application                                   additional shares. To authorize this service,
                                                                                     please complete an Account Change Form
                                                                                     or call 1-800-622-FUND (3863).
------------------------------------------------------------------------------------------------------------------------------------
MAIL                                Complete an application and mail it along        Make your check payable to "Armada
                                    with a check payable, in U.S. dollars, to        Funds (Fund Name)." Please include your
                                    "Armada Funds (Fund Name)."                      account number on your check and mail it
                                      Armada Funds                                   to the address at the left.
                                      P.O. Box 8421
                                      Boston, MA 02266-8421

                                    For overnight delivery mail to:
                                      Boston Financial Data Services
                                      Attn: Armada Funds
                                      66 Brooks Drive
                                      Braintree, MA 02184

                                    Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE ("ACH")    Complete "Bank, Wire & Electronic Funds          A Planned Investment Program can be set
                                    Transfer Instructions" section of the            up to automatically purchase shares on
                                    application to have funds directly               designated dates during the month. Please
                                    transferred from a bank account. A               see "Planned Investment Program"
                                    primary and secondary account may be             below.
                                    established. Please note all electronic
                                    transfers will be on the primary account
                                    unless notified otherwise. Any changes in
                                    these instructions must be made in writing
                                    to Armada Funds with a signature
                                    guarantee.

                                    NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT PROGRAM          With a $50 minimum initial investment            With current account information on your
                                    and if you have a checking or savings            account, participation in the program can
                                    account with a bank, you may purchase            be arranged via the Internet or by calling
                                    Class C Shares automatically through             1-800-622-FUND (3863).
                                    regular deductions from your account in
                                    amounts of at least $50 per month per            For existing accounts, without account
                                    account.                                         information, participation can be arranged
                                                                                     by completing an Account Change Form
                                    You may arrange for participation in this        with banking information. This form must
                                    program when a new account is                    include a signature guarantee by a bank or
                                    established.                                     other financial institution.
------------------------------------------------------------------------------------------------------------------------------------

WIRE                                To purchase shares by wire, call 1-800-          Call 1-800-622-FUND (3863) prior to
                                    622-FUND (3863) to set up your account           sending the wire in order to obtain a
                                    to accommodate wire transactions and to          confirmation number and to ensure
                                    receive a wire control number to be              prompt and accurate handling of funds.
                                    included in the body of the wire. Ask your       Ask your bank to transmit immediately
                                    bank to transmit immediately available           available funds by wire as described at the
                                    funds by wire in the amount of your              left. Please include your account number.
                                    purchase to:
                                    State Street Bank and Trust Company              Armada and its transfer agent are not
                                    ABA # 011000028                                  responsible for the consequences of delays
                                    Account 99052755 Credit Armada Funds             resulting from the banking or Federal
                                    (Account Registration)                           Reserve Wire system, or from incomplete
                                    (Account Number)                                 wiring instructions.
                                    (Wire Control Number)

                                    Note: Your bank may charge you a fee for this service.

                                    Armada and its transfer agent are not
                                    responsible for the consequences of delays resulting from the banking or Federal
                                    Reserve Wire system, or from incomplete
                                    wiring instructions.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY              Contact your financial consultant. Please        Contact your financial consultant. Please
                                    note, your financial consultant or               note, your financial consultant or
                                    institution may charge a fee for its services.   institution may charge a fee for its services.
------------------------------------------------------------------------------------------------------------------------------------


You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment only if participating in a Systematic Exchange Program (see page 82). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of the Trust.


BUYING OR SELLING SHARES THROUGH A
FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time for each Fund except the Money Market Fund. For the Money Market Fund, purchase orders must be submitted to the transfer agent before 3:30 p.m. Eastern time in order to receive the current Business Day's NAV.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund, Tax Free Bond Fund and the Money Market Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, each Fund other than the Money Market Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES


CONTINGENT DEFERRED SALES CHARGES
If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund. Class C Shares of the Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. You do not pay a sales charge when you receive Class C Shares of the Money Market Fund in an exchange.

When an investor redeems Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.

--------------------------------------------------------------------------------
The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:
o redemptions following the death or disability of a shareholder;
o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;
o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;
o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;
o redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;
o return of excess contributions;
o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class C Shares for Class C Shares of other Funds of Armada;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;
o exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and
o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page 80 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a

Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.
The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

Class C Shares of the Armada Money Market Fund are available as part of your initial investment if participating in a Systematic Exchange Program (please see below). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of Armada.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

If you would like to enter a program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
   Armada Funds
   P.O. Box 8421
   Boston, MA 02266-8421
For overnight delivery mail to:
   Boston Financial Data Services
   Attn: Armada Funds
   66 Brooks Drive
   Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.


TELEPHONE AND INTERNET TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES
If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


CUSTOMER IDENTIFICATION PROGRAM
Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund Armada GNMA Fund

         Armada High Yield Bond Fund

         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund

         Armada Short Duration Bond Fund

         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund


The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

The tables that follow present performance information about Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.

No financial highlights are presented for the Small/Mid Cap Value, High Yield Bond and Short Duration Bond Funds because the Funds were not in operation during the last fiscal year.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.92       $(0.04) 2       $(1.14)         $(0.00)          $(0.26)         $10.48       (9.94)%        $499
  2001      14.63        (0.06)          (0.73)          (0.00)           (1.92)          11.92       (6.48)           50
  2000 1    14.55        (0.05)           0.13           (0.00)           (0.00)          14.63        0.55             2
------------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $23.69       $(0.19) 2       $(4.47)         $(0.00)          $(0.21)         $18.82      (19.79)%        $654
  2001      28.38        (0.26) 2        (3.31)          (0.00)           (1.12)          23.69      (13.06)          436
  2000 3    28.04        (0.08) 2         0.42           (0.00)           (0.00)          28.38        1.21           263
------------------------------------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.79        $0.01 2        $(1.64)         $(0.01)          $(0.00)          $9.15      (15.08)%        $885
  2001      12.20         0.00           (1.40)          (0.01)           (0.00)          10.79      (11.51)          649
  2000 4    12.61         0.01           (0.41)          (0.01)           (0.00)          12.20       (3.17)          277
------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.63       $(0.03) 2       $(1.14)         $(0.00)          $(0.00)          $9.46      (11.01)%        $565
  2001      14.83        (0.10) 2        (3.10)          (0.00)           (1.00)          10.63      (23.40)          364
  2000 5    15.37        (0.04)          (0.50)          (0.00)           (0.00)          14.83       (3.51)          165
------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.89       $(0.12) 2       $(3.03)         $(0.00)          $(0.00)          $8.74      (26.49)%        $320
  2001 6    20.22        (0.17) 2        (5.57)          (0.00)           (2.59)          11.89      (30.66)          123
------------------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $17.27        $0.04 2        $(0.88)         $(0.05)          $(0.68)         $15.70       (4.77)%        $341
  2001      15.93         0.09            1.72           (0.15)           (0.32)          17.27       11.67           187
  2000 7    15.27         0.08            0.63           (0.05)           (0.00)          15.93        4.65           105

                                                            RATIO        RATIO OF NET
                                        RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                          RATIO OF        INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                          EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                         TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                         NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
-----------------------------------------------------------------------------------------------------
 CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.93%           (0.49)%          1.93%           (0.49)%          112%
  2001                     1.94            (0.87)           1.94            (0.87)            34
  2000 1                   1.96            (0.93)           1.96            (0.93)            37
-----------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.88%           (0.91)%          1.88%           (0.91)%           52%
  2001                     1.88            (0.98)           1.88            (0.98)            18
  2000 3                   1.86            (0.95)           1.86            (0.95)            25
-----------------------------------------------------------------------------------------------------
 EQUITY INDEX FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.33%            0.09%           1.48%           (0.06)%            4%
  2001                     1.36            (0.06)           1.51            (0.21)            15
  2000 4                   1.34             0.02            1.49            (0.13)            48
-----------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     2.30%           (0.33)%          2.30%           (0.33)%           63%
  2001                     2.41            (0.41)           2.41            (0.41)           161
  2000 5                   2.39            (0.90)           2.39            (0.90)           124
-----------------------------------------------------------------------------------------------------
 LARGE CAP ULTRA FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.96%           (1.24)%          1.96%           (1.24)%           50%
  2001 6                   1.93            (1.32)           1.93            (1.32)           102
-----------------------------------------------------------------------------------------------------
 LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
  CLASS C
  2002                     1.88%            0.19%           1.88%            0.19%            39%
  2001                     1.93             0.59            1.93             0.59             67
  2000 7                   1.88             1.11            1.88             1.11             40


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.
(1) CORE EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(2) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(3) EQUITY GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(4) EQUITY INDEX FUND CLASS C COMMENCED OPERATIONS ON JANUARY 17, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) INTERNATIONAL EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 5, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) LARGE CAP ULTRA FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(7) LARGE CAP VALUE FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.


                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  6.64       $(0.11) 1       $(1.24)         $(0.00)          $(0.00)          $5.29      (20.33)%     $   240
  2001 2    15.11        (0.12) 1        (3.81)          (0.00)           (4.54)           6.64      (29.86)          142
------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $11.19       $(0.18) 1       $(2.20)         $(0.00)          $(0.00)          $8.81      (21.27)%     $   476
  2001      14.57        (0.18) 1        (1.84)          (0.00)           (1.36)          11.19      (15.32)          374
  2000 3    16.20        (0.07) 1        (1.56)          (0.00)           (0.00)          14.57      (10.06)           77
------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $18.34       $(0.12) 1        $3.27          $(0.08)          $(1.76)         $19.65       18.46%       $5,100
  2001      14.62         0.11            4.14           (0.12)           (0.41)          18.34       29.62           361
  2000 4    13.07         0.01            1.54           (0.00)           (0.00)          14.62       11.86            68
------------------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $12.35       $(0.07) 1       $(1.50)         $(0.00)          $(0.00)         $10.78      (12.71)%     $   981
  2001      14.16        (0.12)          (1.66)          (0.00)           (0.03)          12.35      (12.60)          880
  2000 5    14.01        (0.03)           0.18           (0.00)           (0.00)          14.16        1.07           453
------------------------------------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 6   $ 9.89       $ 0.03 1        $(0.77)         $(0.11) 8        $(0.00)         $ 9.04       (8.37)%     $   223
------------------------------------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $ 9.72       $ 0.11 1        $(0.71)         $(0.12)          $(0.00)         $ 9.00       (6.16)%      $  747
  2001      11.70         0.21           (0.46)          (0.18)           (1.55)           9.72       (2.70)           22
  2000 7    11.88         0.02           (0.20)          (0.00)           (0.00)          11.70       (1.52)            3

                                                          RATIO        RATIO OF NET
                                      RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                        RATIO OF        INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                        EXPENSES      INCOME/(LOSS)    NET ASSETS        NET ASSETS       PORTFOLIO
                       TO AVERAGE      TO AVERAGE      (BEFORE FEE      (BEFORE FEE       TURNOVER
                       NET ASSETS      NET ASSETS        WAIVERS)         WAIVERS)          RATE
---------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.23%            1.88%           2.23%            1.88%            68%
  2001 2                 2.21            (1.59)           2.21            (1.59)           191
---------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.20%           (1.84)%          2.20%           (1.84)%          122%
  2001                   2.22            (1.39)           2.22            (1.39)           174
  2000 3                 2.19            (1.24)           2.19            (1.24)           155
---------------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   2.12%           (0.42)%          2.12%           (0.42)%          106%
  2001                   2.15             0.40            2.15             0.40            128
  2000 4                 2.17             1.01            2.17             1.01            120
---------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.89%           (0.63)%          1.89%           (0.63)%            0%
  2001                   1.92            (0.84)           1.92            (0.84)             1
  2000 5                 1.91            (0.77)           1.91            (0.77)             3
---------------------------------------------------------------------------------------------------
 AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002 6                 1.98%            0.29%           2.23%            0.04%            40%
---------------------------------------------------------------------------------------------------
 BALANCED ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.96%            1.17%           1.96%            1.17%           106%
  2001                   1.98             1.69            1.98             1.69            161
  2000 7                 1.97             1.24            1.97             1.24            182


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE
    BEEN ANNUALIZED.
(3) SMALL CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JANUARY 20, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(4) SMALL CAP VALUE FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) TAX MANAGED EQUITY FUND CLASS C COMMENCED OPERATIONS ON JANUARY 10, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.

(6) THE AGGRESSIVE ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON JUNE 28, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(7) THE BALANCED ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON APRIL 20, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(8) INCLUDES A TAX RETURN OF CAPITAL OF $(0.04) FOR CLASS C OF THE AGGRESSIVE ALLOCATION FUND.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.04        $0.10 7        $(0.28)         $(0.21)          $(0.00)        $  9.65       (1.79)%     $   702
  2001 1    10.14         0.00           (0.10)          (0.00)           (0.00)          10.04       (0.99)           55
------------------------------------------------------------------------------------------------------------------------------
 BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  9.71        $0.45 7         $0.16          $(0.46)          $(0.00)        $  9.86        6.39%      $   150
  2001 2     9.48         0.52            0.23           (0.52)           (0.00)           9.71        8.06            62
------------------------------------------------------------------------------------------------------------------------------
 GNMA FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.22        $0.48 7         $0.16          $(0.49)          $(0.00)         $10.37        6.42%       $1,789
  2001       9.75         0.53            0.46           (0.52)           (0.00)          10.22       10.39            60
  2000 3     9.72         0.18            0.03           (0.18)           (0.00)           9.75        2.16            84
------------------------------------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.28        $0.44 7         $0.17          $(0.45)          $(0.00)         $10.44        6.03%      $   413
  2001       9.93         0.55            0.35           (0.55)           (0.00)          10.28        9.22           180
  2000 4     9.91        (0.00)           0.02           (0.00)           (0.00)           9.93        0.22           191
------------------------------------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002    $  9.89        $0.36 7         $0.15          $(0.40)          $(0.00)         $10.00        5.19%      $   888
  2001       9.73         0.51            0.16           (0.51)           (0.00)           9.89        7.06            64
  2000 5     9.85         0.18           (0.12)          (0.18)           (0.00)           9.73        0.56            18
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002     $10.04        $0.46 7         $0.20          $(0.45)          $(0.00)         $10.25        6.73%      $    38
  2001 6     9.73         0.32            0.31           (0.32)           (0.00)          10.04        6.54            20

                                                          RATIO        RATIO OF NET
                                      RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                        RATIO OF       INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                        EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                       TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                       NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
---------------------------------------------------------------------------------------------------
 CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.88%            1.82%           2.13%            1.57%            27%
  2001 1                 1.22             2.35            1.55             2.00              5
---------------------------------------------------------------------------------------------------
 BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.67%            4.74%           1.67%            4.74%            98%
  2001 2                 1.67             5.44            1.67             5.44             73
---------------------------------------------------------------------------------------------------
 GNMA FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.72%            4.69%           1.72%            4.69%            46%
  2001                   1.75             5.24            1.75             5.24             47
  2000 3                 1.76             5.08            1.76             5.08             79
---------------------------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.53%           4.31%            1.68%            4.16%           141%
  2001                   1.54             5.39            1.69             5.24            133
  2000 4                 1.54             5.26            1.69             5.11            201
---------------------------------------------------------------------------------------------------
 LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.49%            3.93%           1.59%            3.83%           110%
  2001                   1.53             5.00            1.63             4.90             87
  2000 5                 1.54             4.84            1.64             4.74             90
---------------------------------------------------------------------------------------------------
 TOTAL RETURN ADVANTAGE FUND
---------------------------------------------------------------------------------------------------
  CLASS C
  2002                   1.51%            4.46%           1.68%            4.29%            88%
  2001 6                 1.49             4.97            1.69             4.77            182


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES
    CHARGE.

(1) THE CONSERVATIVE ALLOCATION FUND CLASS C COMMENCED OPERATIONS ON MAY 23, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(2) THE BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.
(3) GNMA FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN
    ANNUALIZED.
(4) INTERMEDIATE BOND FUND CLASS C COMMENCED OPERATIONS ON MAY 30, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(5) LIMITED MATURITY BOND FUND CLASS C COMMENCED OPERATIONS ON JANUARY 27, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) TOTAL RETURN ADVANTAGE FUND CLASS C COMMENCED OPERATIONS ON OCTOBER 3, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(7) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                   REALIZED AND     DIVIDENDS      DISTRIBUTIONS
            VALUE,         NET         UNREALIZED      FROM NET         FROM NET       NET ASSET                  NET ASSETS
          BEGINNING    INVESTMENT    GAINS (LOSSES)   INVESTMENT        REALIZED       VALUE, END      TOTAL        END OF
          OF PERIOD   INCOME/(LOSS)  ON SECURITIES      INCOME       CAPITAL GAINS     OF PERIOD      RETURN+    PERIOD (000)
-------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002      $9.20        $0.41 7         $0.22          $(0.40)          $(0.00)        $  9.43        6.93%      $   752
  2001 1     8.83         0.45            0.37           (0.45)           (0.00)           9.20        9.51           113
-------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 2,3 $11.05        $0.32 7        $(0.02)         $(0.31)          $(0.01)         $11.03        2.81%      $   283
-------------------------------------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $10.01        $0.33 7         $0.15          $(0.32)          $(0.00)         $10.17        4.86%      $    19
  2001++     9.50         0.27            0.51           (0.27)           (0.00)          10.01        8.30            82
  2000 4     9.52         0.03           (0.02)          (0.03)           (0.00)           9.50        0.09            --
-------------------------------------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $11.00        $0.36 7         $0.15          $(0.36)          $(0.00)         $11.15        4.72%       $1,025
  2001 5    10.61         0.36            0.38           (0.35)           (0.00)          11.00        7.08           281
-------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002 3   $10.38        $0.35 7         $0.11          $(0.36)          $(0.00)         $10.48        4.46%      $   463
  2001+++    9.91         0.04 7          0.47           (0.04)           (0.00)          10.38        5.18             4
  2000 6     9.95         0.13           (0.14)          (0.03)           (0.00)           9.91       (0.06)           --
-------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
  CLASS C
  2002      $1.00        $0.02 9            --          $(0.02)              --           $1.00        1.45%      $   218
  2001 8     1.00         0.02              --           (0.02)              --            1.00        2.43            39

                                                           RATIO        RATIO OF NET
                                       RATIO OF NET     OF EXPENSES  INVESTMENT INCOME/
                         RATIO OF       INVESTMENT      TO AVERAGE   (LOSS) TO AVERAGE
                         EXPENSES      INCOME/(LOSS)    NET ASSETS       NET ASSETS       PORTFOLIO
                        TO AVERAGE      TO AVERAGE     (BEFORE FEE      (BEFORE FEE       TURNOVER
                        NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)          RATE
----------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002                    1.72%            4.33%           1.72%            4.33%           219%
  2001 1                  1.74             5.32            1.74             5.32             78
----------------------------------------------------------------------------------------------------
 MICHIGAN MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 2,3                1.55%            3.51%           1.70%            3.36%            6%
----------------------------------------------------------------------------------------------------
 NATIONAL TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.56%            3.23%           1.71%            3.08%            19%
  2001++                  1.55             3.44            1.70             3.29             27
  2000 4                  1.50             3.41            1.65             3.26             65
----------------------------------------------------------------------------------------------------
 OHIO TAX EXEMPT BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.56%            3.24%           1.71%            3.09%            19%
  2001 5                  1.51             3.49            1.66             3.34             20
----------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002 3                  1.60%            3.44%           1.75%            3.29%            13%
  2001+++                 1.24             3.72            1.42             3.54             25
  2000 6                  1.53             3.55            1.68             3.40             38
----------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
----------------------------------------------------------------------------------------------------
  CLASS C
  2002                    1.36%            1.37%           1.46%            1.27%            --
  2001 8                  1.33             4.62            1.43             4.52             --


+   TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED.
    TOTAL RETURN EXCLUDES SALES CHARGE.
++  INFORMATION PRESENTED FOR THE NATIONAL TAX EXEMPT BOND FUND CLASS C REFLECTS THE IMPACT OF THE
    LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001.
    BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE
    TO THE OTHER SHARE CLASSES OF THE FUND.
+++ INFORMATION PRESENTED FOR THE PENNSYLVANIA MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE
    LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001.
    BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE
    TO THE OTHER SHARE CLASSES OF THE FUND.

(1) U.S. GOVERNMENT INCOME FUND CLASS C COMMENCED OPERATIONS ON JUNE 21, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(2) MICHIGAN MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON AUGUST 6, 2001. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(3) IN ACCORDANCE WITH THE IMPLEMENTATION OF NEW ACCOUNTING STANDARDS, THE MICHIGAN MUNICIPAL BOND
    FUND, NATIONAL TAX EXEMPT BOND FUND, OHIO TAX EXEMPT BOND FUND AND PENNSYLVANIA MUNICIPAL BOND
    FUND WERE REQUIRED TO RECORD A CUMULATIVE EFFECT ADJUSTMENT OF $78,937, $103,395, $36,769 AND
    $47,421, RESPECTIVELY, TO REFLECT THE ACCRETION OF MARKET DISCOUNTS THAT WERE NOT PREVIOUSLY
    RECORDED. THE CUMULATIVE ADJUSTMENTS WERE RECLASSIFIED BETWEEN NET INVESTMENT INCOME AND NET
    UNREALIZED APPRECIATION OF SECURITIES AND THEREFORE DID NOT IMPACT TOTAL NET ASSETS OR THE NET
    ASSET VALUE PER SHARE OF THE FUNDS. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MAY 31, 2002 WAS
    TO INCREASE (DECREASE) NET INVESTMENT INCOME BY $36,050, $128,647, $(26,247) AND $(3,294),
    RESPECTIVELY.
(4) NATIONAL TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS FOR
    THE PERIOD HAVE BEEN ANNUALIZED.
(5) OHIO TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 23, 2000. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(6) PENNSYLVANIA MUNICIPAL BOND FUND CLASS C COMMENCED OPERATIONS ON FEBRUARY 24, 2000. ALL RATIOS
    FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(8) MONEY MARKET FUND CLASS C COMMENCED OPERATIONS ON NOVEMBER 15, 2000. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
(9) PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER

                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR

                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL

                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                                          (LOGO)
                                                                       ARMADA(R)
                                                                           FUNDS
                                                               [GRAPHIC OMITTED]

                                                                          (LOGO)
                                                                       ARMADA(R)
                                                                           FUNDS
                                                             WWW.ARMADAFUNDS.COM
                                                               [GRAPHIC OMITTED]



More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act
registration number is 811-4416.


                                                         ARM-PS-005-0200 (10/02)

[WRITING GRAPHIC OMITTED]

[PICTURE GRAPHIC OMITTED]

                             ARMADA FUNDS PROSPECTUS
             MONEY MARKET FUNDS [BULLET] A, B AND H SHARES (RETAIL)

                                 OCTOBER 1, 2002


Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund
Treasury Plus Money Market Fund

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.




                           [Armada Funds Logo Omitted]
                               WWW.ARMADAFUNDS.COM

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY



ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual
fund family that offers different classes of shares in separate investment portfolios
(Funds). The Funds have individual
investment goals and strategies. This
prospectus gives you important
information that you should know about
the Class A, Class B and Class H Shares
of the Armada money market funds
before investing. Armada also offers
Class A, Class B and Class H Shares of
equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada
Funds, visit us on-line at
WWW.ARMADAFUNDS.COM or call 1-800-622-
FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:



ARMADA GOVERNMENT MONEY MARKET FUND .....................   2

ARMADA MONEY MARKET FUND ................................   4

ARMADA OHIO MUNICIPAL MONEY MARKET FUND .................   6

ARMADA PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND ....................................   8

ARMADA TAX EXEMPT MONEY MARKET FUND .....................  10

ARMADA TREASURY MONEY MARKET FUND .......................  12

ARMADA TREASURY PLUS MONEY MARKET FUND ..................  14

MORE INFORMATION ABOUT PRINCIPAL
   INVESTMENT STRATEGIES ................................  21

MORE INFORMATION ABOUT FUND INVESTMENTS .................  22

INVESTOR PROFILES .......................................  23

INVESTMENT ADVISER AND INVESTMENT TEAMS .................  24

PURCHASING, SELLING AND EXCHANGING FUND SHARES ..........  25

DISTRIBUTION OF FUND SHARES .............................  35

DIVIDENDS AND TAXES .....................................  35

FINANCIAL HIGHLIGHTS ....................................  37

RISK/RETURN INFORMATION
COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                             ARMADA GOVERNMENT MONEY MARKET FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS

         1992              3.25%
         1993              2.63%
         1994              3.81%
         1995              5.53%
         1996              5.04%
         1997              5.14%
         1998              4.98%
         1999              4.66%
         2000              5.94%
         2001              3.64%

  Best Quarter      1.53%    (9/30/00)
  Worst Quarter     0.51%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.67%.



THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
CLASS A SHARES                1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Government Money
Market Fund                    3.64%    4.87%       4.46%
--------------------------------------------------------------------------------


FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

                                                        ARMADA MONEY MARKET FUND

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class H Shares will differ due to differences in expenses. There is no performance shown for Class H Shares because they had not commenced operations as of December 31, 2001.


       CALENDAR YEAR TOTAL RETURNS

         1992              3.22%
         1993              2.64%
         1994              3.88%
         1995              5.61%
         1996              5.09%
         1997              5.22%
         1998              5.11%
         1999              4.76%
         2000              6.05%
         2001              3.66%

  Best Quarter      1.56%    (9/30/00)
  Worst Quarter     0.51%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.66%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS H SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001.


--------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Money
Market Fund                                       3.66%      4.96%       4.52%
--------------------------------------------------------------------------------
                                                             SINCE      DATE OF
CLASS B SHARES             1 YEAR   5 YEARS     10 YEARS   INCEPTION   INCEPTION
--------------------------------------------------------------------------------
Armada Money
Market Fund                -2.07%     N/A         N/A        3.53%      1/5/98
--------------------------------------------------------------------------------

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                         ARMADA OHIO MUNICIPAL MONEY MARKET FUND



CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

       CALENDAR YEAR TOTAL RETURNS

         1999              2.78%
         2000              3.68%
         2001              2.42%

  Best Quarter      0.98%   (12/31/00)
  Worst Quarter     0.37%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.51%.



THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                                          SINCE       DATE OF
CLASS A SHARES                1 YEAR    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund              2.42%       2.95%      11/4/98
--------------------------------------------------------------------------------
FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

      CALENDAR YEAR TOTAL RETURNS

        1997              3.33%
        1998              2.98%
        1999              2.82%
        2000              3.65%
        2001              2.37%

  Best Quarter      0.95%   (12/31/00)
  Worst Quarter     0.36%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.51%.



THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                                                    SINCE       DATE OF
CLASS A SHARES                1 YEAR   5 YEARS    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania Tax
Exempt Money Market Fund       2.37%     3.03%       3.04%      9/11/96
--------------------------------------------------------------------------------
FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND


FUND SUMMARY

INVESTMENT GOAL
High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS
Interest rate risk, credit risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although

                                             ARMADA TAX EXEMPT MONEY MARKET FUND

credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.


There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2001.


         CALENDAR YEAR TOTAL RETURNS

             1992        2.41%
             1993        1.90%
             1994        2.41%
             1995        3.46%
             1996        3.11%
             1997        3.27%
             1998        3.08%
             1999        2.80%
             2000        3.68%
             2001        2.37%

     Best Quarter      0.97%   (12/31/00)
     Worst Quarter     0.36%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.48%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001.


--------------------------------------------------------------------------------
CLASS A SHARES                1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund              2.37%    3.04%       2.85%
--------------------------------------------------------------------------------
FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK
Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES
The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                               ARMADA TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

     CALENDAR YEAR TOTAL RETURNS

         1995     5.27%
         1996     4.75%
         1997     4.81%
         1998     4.54%
         1999     4.18%
         2000     5.37%
         2001     3.37%

  Best Quarter      1.41%   (12/31/00)
  Worst Quarter     0.47%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.58%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                                                    SINCE       DATE OF
CLASS A SHARES                1 YEAR   5 YEARS    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Money
Market Fund                    3.37%    4.45%       4.61%       12/22/94
--------------------------------------------------------------------------------
FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND


FUND SUMMARY

INVESTMENT GOAL
Current income consistent with liquidity and stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES
The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.


PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                          ARMADA TREASURY PLUS MONEY MARKET FUND


PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

     CALENDAR YEAR TOTAL RETURNS

         1994     3.60%
         1995     5.31%
         1996     4.77%
         1997     4.95%
         1998     4.86%
         1999     4.34%
         2000     5.67%
         2001     3.34%

  Best Quarter      1.47%    (9/30/00)
  Worst Quarter     0.44%   (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was 0.58%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                                                    SINCE       DATE OF
CLASS A SHARES                1 YEAR   5 YEARS    INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund              3.34%    4.63%       4.58%       12/1/93
--------------------------------------------------------------------------------
FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT WWW.ARMADAFUNDS.COM. THE FUND'S YIELD APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES
See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES & EXPENSES

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                       GOVERNMENT
                                                    MONEY MARKET FUND                   MONEY MARKET FUND
----------------------------------------------           CLASS A                  CLASS A    CLASS B   CLASS H
 SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                         None                     None       None      None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        None                     None       5.00%(1)  None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                     None       None      None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                     None       None      None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                     None       None      None


----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees(2)                               0.35%                    0.35%      0.35%     0.35%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.04%(3)                 0.04%(3)   0.75%     0.75%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                          0.25%                    0.25%      0.25%     0.25%
-------------------------------------------------------------------------------------------------------------------
   Other(5)                                               0.11%                    0.12%      0.12%     0.12%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.36%                    0.37%      0.37%     0.37%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund(2)
Operating Expenses                                        0.75%                    0.76%      1.47%     1.47%
-------------------------------------------------------------------------------------------------------------------

                                                     OHIO MUNICIPAL                  PENNSYLVANIA TAX EXEMPT
                                                    MONEY MARKET FUND                   MONEY MARKET FUND
----------------------------------------------           CLASS A                             CLASS A
 SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                         None                                None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        None                                None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                       None                                None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                        None                                None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                                              None                                None


----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees(2)                               0.35%                               0.40%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(3)                              0.04%                               0.04%
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                          0.25%                               0.25%
-------------------------------------------------------------------------------------------------------------------
   Other(5)                                               0.12%                               0.15%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                      0.37%                               0.40%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     0.76%                               0.84%
-------------------------------------------------------------------------------------------------------------------

                                                       TAX EXEMPT            TREASURY          TREASURY PLUS
                                                      MONEY MARKET         MONEY MARKET        MONEY MARKET
                                                          FUND                 FUND                FUND
                                                    CLASS A    CLASS B        CLASS A             CLASS A
----------------------------------------------
  SHAREHOLDER FEES
 (PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                    None       None           None                None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   None      5.00%(1)        None                None
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                  None       None           None                None
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None       None           None                None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None       None           None                None


----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------

Investment Advisory Fees                            0.35%(2)   0.35%(2)       0.30%(2)             0.30%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.04%(3)   0.75%          0.04%(3)             0.04%(3)
-------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)                    0.25%      0.25%          0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------
   Other                                            0.12%(5)   0.12%(5)       0.12%(5)             0.14%
-------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                0.37%      0.37%          0.37%                0.39%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  0.76%(2)   1.47%(2)       0.71%(2)             0.73%
-------------------------------------------------------------------------------------------------------------------

1 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

2 The Adviser waived a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                 TOTAL     TOTAL     TOTAL
                       ADVISORY EXPENSES  EXPENSES  EXPENSES
 FUND                    FEES   (CLASS A) (CLASS B) (CLASS H)
 Government Money
   Market Fund           0.25%    0.64%      N/A       N/A
 Money Market Fund       0.25%    0.65%     1.36%     1.38%
 Ohio Municipal Money
   Market Fund           0.15%    0.53%      N/A       N/A
 Pennsylvania Tax Exempt
   Money Market Fund     0.15%    0.56%      N/A       N/A
 Tax Exempt Money
   Market Fund           0.15%    0.52%       *        N/A
 Treasury Money
   Market Fund           0.25%    0.65%      N/A       N/A

* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.

 The Adviser expects to continue waiving a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                 TOTAL     TOTAL      TOTAL
                       ADVISORY EXPENSES  EXPENSES  EXPENSES
 FUND                    FEES   (CLASS A) (CLASS B) (CLASS H)
 Government Money
   Market Fund           0.25%    0.65%      N/A       N/A
 Money Market Fund       0.25%    0.66%     1.37%     1.37%
 Ohio Municipal Money
   Market Fund           0.15%    0.56%      N/A       N/A
 Pennsylvania Tax Exempt
   Money Market Fund     0.15%    0.59%      N/A       N/A
 Tax Exempt Money
   Market Fund           0.15%    0.56%     1.27%      N/A
 Treasury Money
   Market Fund           0.25%    0.66%      N/A       N/A

  These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

3 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A
  Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

4 Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

5 Other expenses for certain Funds have been restated to reflect current expenses.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                            1 YEAR          3 YEARS          5 YEARS            10 YEARS
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET FUND
      Class A Shares                         $77              $240             $417               $930
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
      Class A Shares                         $78              $243             $422               $942
      Class B Shares(1)                      650               865            1,003              1,563
      Class B Shares(2)                      150               465              803              1,563
      Class H Shares                         150               465              803              1,757
-------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY
MARKET FUND
      Class A Shares                         $78              $243             $422               $942
-------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND
      Class A Shares                         $86              $268             $466             $1,037
-------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY
MARKET FUND
      Class A Shares                         $78              $243             $422               $942
      Class B Shares(1)                      650               865            1,003              1,563
      Class B Shares(2)                      150               465              803              1,563
-------------------------------------------------------------------------------------------------------------------
TREASURY MONEY
MARKET FUND
      Class A Shares                         $73              $227             $395               $883
-------------------------------------------------------------------------------------------------------------------
TREASURY PLUS MONEY
MARKET FUND
      Class A Shares                         $75              $233             $406               $906
-------------------------------------------------------------------------------------------------------------------

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.


-------------------------------------------------------------------------------------------------------------------
                                                   Fixed Income   Government     Repurchase      Municipal
                                                    Securities    Securities     Agreements     Securities
-------------------------------------------------------------------------------------------------------------------
  Armada Government Money Market Fund                 [box]          [box]          [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Money Market Fund                            [box]                         [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Ohio Municipal Money Market Fund             [box]                                         [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Pennsylvania Tax Exempt Money
  Market Fund                                         [box]                                         [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Tax Exempt Money Market Fund                 [box]                                         [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Treasury Money Market Fund                   [box]          [box]
-------------------------------------------------------------------------------------------------------------------
  Armada Treasury Plus Money Market Fund              [box]          [box]           [box]
-------------------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.


-------------------------------------------------------------------------------------------------------------------
FUND                                                   MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                           Investors seeking current income and the added
                                                       stability and quality of a fund that invests in
                                                       government related securities
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                                      Investors seeking current income and reduced risk
                                                       through a widely diversified money market portfolio
-------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                       Taxable investors seeking current income exempt from
                                                       federal and Ohio income taxes
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund              Taxable investors seeking current income exempt from
                                                       federal and Pennsylvania income taxes
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                           Taxable investors seeking current income exempt from
                                                       federal income taxes
-------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                             Investors seeking current income and the added
                                                       stability and quality of a fund that invests in U.S.
                                                       Treasury securities
-------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                        Investors seeking current income and the added
                                                       stability and quality of a fund that invests in U.S.
                                                       Treasury securities
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.


                                                                                        ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE NET
                                                                                      ASSETS FOR THE FISCAL YEAR
FUND NAME                                              MANAGEMENT TEAM                    ENDED MAY 31, 2002
-------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                           Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund           Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund  Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund               Tax Exempt Money Market Management Team               0.15%
-------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                  Taxable Money Market Management Team                 0.25%
-------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund             Taxable Money Market Management Team                 0.30%
-------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs.


     CLASS A SHARES (ALL FUNDS)
     o NO FRONT-END SALES CHARGE
     o LOW 12B-1 FEES
     o $500 MINIMUM INITIAL INVESTMENT -- NO
       SUBSEQUENT MINIMUM INVESTMENT
     o $50 MINIMUM MONTHLY INVESTMENT THROUGH
       PLANNED INVESTMENT PROGRAM

     CLASS B SHARES (MONEY MARKET FUND AND TAX
     EXEMPT MONEY MARKET FUND ONLY)
     o EXCHANGE ONLY FROM AN ARMADA NON-MONEY
       MARKET FUND OR ARRANGE FOR A SYSTEMATIC
       EXCHANGE PROGRAM
     o NO FRONT-END SALES CHARGE
     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS -- DECLINING AFTER THE SECOND YEAR)
     o HIGHER 12B-1 FEES THAN CLASS A SHARES
     o $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT
     o $250,000 MAXIMUM INVESTMENT
     o CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR


     CLASS H SHARES (MONEY MARKET FUND ONLY)
     o ACQUISITION ONLY BY EXCHANGE FROM AN ARMADA NON-MONEY MARKET FUND
     o NO FRONT-END SALES CHARGE
     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
     o HIGHER 12B-1 FEES THAN CLASS A SHARES
     o $500 MINIMUM INITIAL INVESTMENT -- NO SUBSEQUENT MINIMUM INVESTMENT
     o $1 MILLION MAXIMUM INVESTMENT
     o DOES NOT CONVERT TO ANY OTHER SHARE CLASS
For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.


For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 33) or via an exchange from Class B Shares of another Fund of Armada.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.


Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans.


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.



HOW TO PURCHASE FUND SHARES


                              NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INTERNET                      Visit our site and click on  "Open an Account            You may place your purchase order
WWW.ARMADAFUNDS.COM           Online." Or log on to our on line Forms Center           on our Web Site using your
                              to print or complete an application on line.             established banking instructions
                              Mail the application to the address below.               for payment. To authorize this
                              Unless you arrange to pay by wire or ACH,                service, please complete an
                              write your check, payable in U.S. dollars, to            Account Change Form or call
                              "Armada Funds (Fund name)." Armada                       1-800-622-FUND(3863).
                              cannot accept third-party checks, starter
                              checks, credit cards, credit card checks, cash
                              or cash equivalents (i.e., cashier's check, bank
                              draft, money order or travelers' check).
-------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                     Call our Investor Services Line to obtain an             Call our Investor Services Line to
1-800-622-FUND (3863)         application.                                             purchase additional shares. To
                                                                                       authorize this service, please
                                                                                       complete an Account Change Form
                                                                                       or call 1-800-622-FUND (3863).
-------------------------------------------------------------------------------------------------------------------------------
MAIL                          Complete an application and mail it                      Make your check payable to "Armada
                              along with a check payable, in                           Funds (Fund Name)." Please include
                              U.S. dollars, to  "Armada Funds                          your account number on your check
                              (Fund Name)."                                            and mail it to the address at the left.

                               Armada Funds
                               P.O. Box 8421
                               Boston, MA 02266-8421
                              For overnight delivery mail to:
                               Boston Financial Data Services
                               Attn: Armada Funds
                               66 Brooks Drive
                               Braintree, MA 02184

                              Armada cannot accept third-party checks, starter
                              checks, credit cards, credit card checks, cash or
                              cash equivalents (i.e., cashier's check, bank
                              draft, money order or travelers' check)
-------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE      Complete  "Bank, Wire & Electronic Funds                 A Planned Investment Program can
("ACH")                       Transfer Instructions" section of the                    be set up to automatically purchase
                              application to have funds directly transferred           shares on designated dates during
                              from a bank account. A primary and                       the month. Please see  "Planned
                              secondary account may be established.                    Investment Program" on page 27.
                              Please note all electronic transfers will
                              be on the primary account unless notified
                              otherwise. Any changes in these instructions
                              must be made in writing to Armada Funds
                              with a signature guarantee.
-------------------------------------------------------------------------------------------------------------------------------


26






                              NEW ACCOUNT SET UP                                       ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT            With a $50 minimum initial investment and                With current account information
PROGRAM                       if you have a checking or savings account                on your account, participation
                              with a bank, you may purchase Class A                    in the program can be arranged
                              Shares automatically through regular                     via the Internet or by calling
                              deductions from your account in amounts of               1-800-622-FUND (3863).
                              at least $50 per month per account.
                                                                                       For existing accounts, without
                              You may arrange for participation in this                account information, participation
                              program when a new account is established                can be arranged by completing an
                                                                                       Account Change Form with banking
                                                                                       information. This form must
                                                                                       include a signature guarantee
                                                                                       by a bank or other financial
                                                                                       institution.
-------------------------------------------------------------------------------------------------------------------------------

WIRE                          To purchase shares by wire, call                         Call 1-800-622-FUND (3863) prior to
                              1-800-622-FUND (3863) to set up your                     sending the wire in order to obtain a
                              account to accommodate wire transactions                 confirmation number and to ensure
                              and to receive a wire control number to be               prompt and accurate handling of funds.
                              included in the body of the wire. Ask your               Ask your bank to transmit immediately
                              bank to transmit immediately available                   available funds by wire as described
                              funds by wire in the amount of your                      at the left. Please include your account
                              purchase to:                                             number.
                               State Street Bank and TrustCompany
                               ABA # 011000028                                         Armada and its transfer agent are not
                               Account 99052755 Credit Armada Funds                    responsible for the consequences of
                               (Account Registration)                                  delays resulting from the banking or
                               (Account Number)                                        Federal Reserve Wire system, or from
                               (Wire Control Number)                                   incomplete wiring instructions

                              Note: Your bank may charge you a fee
                              for this service.

                              Armada and its transfer agent are not
                              responsible for the consequences of delays resulting from the banking or Federal
                              Reserve Wire system, or from incomplete
                              wiring instructions.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        Contact your financial consultant. Please                Contact your financial consultant.
                              note, your financial consultant or                       Please note, your financial
                              institution may charge a fee for its                     consultant or institution may charge
                              services.                                                a fee for its services.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 27

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.



GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                     DEADLINE FOR SUBMITTING
                                                     PURCHASE ORDERS TO THE
                        TIME OF NAV                  TRANSFER AGENT TO RECEIVE
                        CALCULATION                  THE CURRENT DAY'S NAV
--------------------------------------------------------------------------------
Money Market Fund       Once daily                   3:30 p.m. Eastern Time
Government Money        4:00 p.m. Eastern Time
  Market Fund          (or close of trading on
                        the NYSE)
--------------------------------------------------------------------------------
Ohio Municipal
  Money Market Fund     Twice daily                  12:30 p.m. Eastern Time
Pennsylvania Tax Exempt 1:00 p.m. Eastern
  Money Market Fund     Time and 4:00 p.m.
Tax Exempt Money        Eastern Time (or close
  Market Fund           of trading on the
Treasury Money          NYSE)
  Market Fund
Treasury Plus Money
  Market Fund
--------------------------------------------------------------------------------
On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.



SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES --
      CLASS B SHARES AND CLASS H SHARES


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. Class H Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by Armada. You do not pay a sales charge when you purchase Class B Shares of the Armada Money Market Fund or Armada Tax Exempt Money Market Fund or Class H Shares of the Armada Money Market Fund in an exchange. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.

--------------------------------------------------------------------------------
                                 CLASS B SHARES
                        CONTINGENT DEFERRED SALES CHARGE
                               AS A PERCENTAGE OF
YEARS SINCE PURCHASE     DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
FIRST                                 5.0%
SECOND                                5.0%
THIRD                                 4.0%
FOURTH                                3.0%
FIFTH                                 2.0%
SIXTH                                 NONE
SEVENTH                               NONE
EIGHTH                                NONE

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

o redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Armada Funds;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class A Shares, your securities dealer is paid a servicing fee as long as you hold your shares. When you buy Class B Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. When you buy Class H Shares, your securities dealer is paid a commission and is paid a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.



HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO REDEEM YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.


See "Contingent Deferred Sales Charges -- Class B Shares and Class H Shares" on page 29 for information concerning the application of contingent deferred sales charges.


CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100. However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Armada will give you at least 30 days written notice before modifying or terminating your check writing privilege.


RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or


(d)  an emergency exists as a result of which: (i)   disposal by Armada of
     securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Armada.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.

If you would like to enter a program concerning Class B Shares or Class H Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

    Armada Funds
    P.O. Box 8421
    Boston, MA 02266-8421

For overnight delivery mail to:
    Boston Financial Data Services
    Attn: Armada Funds
    66 Brooks Drive
    Braintree, MA 02184
The exchange minimum is at least $500.


FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.



IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


EXCHANGES AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.


If you would like to enter a systematic exchange program concerning Class B Shares or Class H Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.



DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class H Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% with respect to each Fund.


Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class H Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.



DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in addi-tional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                            FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
                                                                                                                       RATIO OF NET
                                                                                               RATIO         RATIO       INVESTMENT
                                                                                              OF NET      OF EXPENSES    INCOME TO
        NET ASSET               DIVIDENDS                                        RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE NET
         VALUE,        NET       FROM NET     NET ASSET            NET ASSETS    EXPENSES    INCOME      NET ASSETS       ASSETS
        BEGINNING  INVESTMENT   INVESTMENT  VALUE, END   TOTAL       END OF     TO AVERAGE   TO AVERAGE   (BEFORE FEE  (BEFORE FEE
        OF PERIOD    INCOME      INCOME     OF PERIOD   RETURN+   PERIOD (000)  NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00       2.17%    $  782,102        0.64%      2.06%          0.74%       1.96%
  2001     1.00       0.06        (0.06)       1.00       5.67        650,803        0.57       5.42           0.72        5.27
  2000     1.00       0.05        (0.05)       1.00       5.14        521,688        0.54       4.99           0.70        4.83
  1999     1.00       0.05        (0.05)       1.00       4.70        565,095        0.57       4.61           0.67        4.51
  1998     1.00       0.05        (0.05)       1.00       5.17        247,281        0.52       5.05           0.62        4.95
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00       2.16%    $1,763,870       0.65%      2.08%          0.75%       1.98%
  2001     1.00       0.06        (0.06)       1.00       5.74      2,030,360       0.58       5.58           0.73        5.43
  2000     1.00       0.05        (0.05)       1.00       5.25      1,717,661       0.55       5.14           0.71        4.98
  1999     1.00       0.05        (0.05)       1.00       4.82      1,360,644       0.56       4.68           0.66        4.58
  1998     1.00       0.05        (0.05)       1.00       5.26        696,893       0.51       5.14           0.61        5.08
  CLASS B
  2002    $1.00      $0.02+      $(0.02)      $1.00       1.44%    $    1,332       1.36%      1.37%          1.46%       1.27%
  2001     1.00       0.05        (0.05)       1.00       4.96            970       1.33       4.83           1.43        4.73
  2000     1.00       0.04        (0.04)       1.00       4.50            249       1.26       4.43           1.36        4.33
  1999     1.00       0.04        (0.04)       1.00       4.21             27       1.27       3.97           1.37        3.87
  1998(1)  1.00       0.02        (0.02)       1.00       1.91              5       1.22       4.39           1.27        4.31
  CLASS H
  2002(1) $1.00      $0.00*+     $(0.00)*     $1.00       0.05%    $       90       1.38%      0.59%          1.48%       0.49%
------------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00       1.55%    $   57,544       0.53%      1.50%          0.73%       1.30%
  2001     1.00       0.03        (0.03)       1.00       3.55         48,771       0.48       3.47           0.73        3.22
  2000     1.00       0.03        (0.03)       1.00       3.13         29,458       0.50       3.11           0.76        2.85
  1999(2)  1.00       0.02        (0.02)       1.00       1.50         11,019       0.50       2.62           0.70        2.42

  + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
  * AMOUNT REPRESENTS LESS THAN 0.01 PER SHARE.
(1) MONEY MARKET FUND CLASS B AND CLASS H COMMENCED OPERATIONS ON JANUARY 5, 1998 AND APRIL 11, 2002, RESPECTIVELY. ALL RATIOS,
    EXCLUDING TOTAL RETURN, FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(2) OHIO MUNICIPAL MONEY MARKET FUND CLASS A COMMENCED OPERATIONS ON NOVEMBER 2, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR
    THE PERIOD HAVE BEEN ANNUALIZED.


                                                                                                               FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED
                                                                                                                       RATIO OF NET
                                                                                               RATIO         RATIO       INVESTMENT
                                                                                              OF NET      OF EXPENSES    INCOME TO
        NET ASSET               DIVIDENDS                                        RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE NET
         VALUE,        NET       FROM NET    NET ASSET            NET ASSETS     EXPENSES      INCOME      NET ASSETS       ASSETS
        BEGINNING  INVESTMENT   INVESTMENT  VALUE, END   TOTAL      END OF      TO AVERAGE   TO AVERAGE   (BEFORE FEE  (BEFORE FEE
        OF PERIOD    INCOME      INCOME     OF PERIOD   RETURN+   PERIOD (000)  NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00      1.54%     $ 61,754        0.56%        1.47%          0.81%       1.22%
  2001     1.00       0.03        (0.03)       1.00      3.49        63,372        0.50         3.46           0.80        3.16
  2000     1.00       0.03        (0.03)       1.00      3.15        57,941        0.48         3.11           0.79        2.80
  1999     1.00       0.03        (0.03)       1.00      2.76        53,822        0.49         2.67           0.74        2.42
  1998     1.00       0.03        (0.03)       1.00      3.29        33,375        0.46         3.23           0.71        2.98
-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00      1.52%     $289,510        0.52%        1.48%          0.72%       1.28%
  2001     1.00       0.03        (0.03)       1.00      3.52       252,955        0.43         3.46           0.68        3.21
  2000     1.00       0.03        (0.03)       1.00      3.14       219,568        0.47         3.09           0.73        2.83
  1999     1.00       0.03        (0.03)       1.00      2.85       190,469        0.44         2.78           0.64        2.58
  1998     1.00       0.03        (0.03)       1.00      3.27       132,548        0.42         3.20           0.62        3.00
-----------------------------------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00      1.98%     $ 17,270        0.65%        1.87%          0.70%       1.82%
  2001     1.00       0.05        (0.05)       1.00      5.17        62,598        0.63         5.04           0.73        4.94
  2000     1.00       0.04        (0.04)       1.00      4.59        79,713        0.57         4.50           0.68        4.39
  1999     1.00       0.04        (0.04)       1.00      4.23        83,020        0.55         4.21           0.60        4.16
  1998     1.00       0.05        (0.05)       1.00      4.82         7,222        0.51         4.71           0.56        4.66
-----------------------------------------------------------------------------------------------------------------------------------
TREASURY PLUS MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
  CLASS A
  2002    $1.00      $0.02+      $(0.02)      $1.00      1.94%     $  1,751        0.73%        1.98%          0.73%       1.98%
  2001     1.00       0.05        (0.05)       1.00      5.39           135        0.67         5.23           0.72        5.18
  2000     1.00       0.05        (0.05)       1.00      4.80         1,835        0.66         4.67           0.85        4.48
  1999     1.00       0.04        (0.04)       1.00      4.51         9,161        0.67         4.77           0.91        4.53
  1998(1)  1.00       0.05        (0.05)       1.00      4.61       240,208        0.67         4.90           0.92        4.65
  1997(2)  1.00       0.05        (0.05)       1.00      4.82       176,006        0.67         4.72           0.92        4.47

    + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
  (1) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.
  (2) FOR THE YEAR ENDED JUNE 30.

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                          BOARD OF TRUSTEES
-------------------------------------------------------------------------------


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.


JOHN G. BREEN
 Retired Chairman and CEO,
     The Sherwin Williams Co.
 Director:
 The Sherwin Williams Co.
 Parker Hannifin Corp.
 Mead Westvaco Corp.
 Goodyear Tire & Rubber Co.
 The Stanley Works

JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.



ROBERT J. FARLING
 Retired Chairman, President and Chief
     Executive Officer, Centerior Energy

RICHARD W. FURST
 Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
 Director:
 Foam Design, Inc.
 The Seed Corporation
 Office Suites Plus, Inc.
 ihigh, Inc.

GERALD L. GHERLEIN
 Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
 Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                    [Armada Funds Logo Omitted]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102



[Armada Logo Omitted]
www.armadafunds.com

Armada Funds' Investment Company Act
registration number is 811-4416.

                                                        ARM-PS-003-0600 (10/02)

Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund
Treasury Plus Money Market Fund



--------------------------------------------------------------------------------
                             ARMADA FUNDS PROSPECTUS
                  MONEY MARKET FUNDS o I SHARES (INSTITUTIONAL)
                                 OCTOBER 1, 2002
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO OMITTED]
ARMADA[R] FUNDS
WWW.ARMADAFUNDS.COM

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY





ABOUT THIS PROSPECTUS
Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Armada money market funds before investing. Armada also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.



THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


ARMADA GOVERNMENT MONEY MARKET FUND ......................  2
ARMADA MONEY MARKET FUND .................................  4
ARMADA OHIO MUNICIPAL MONEY MARKET FUND ..................  6
ARMADA PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND .....................................  8
ARMADA TAX EXEMPT MONEY MARKET FUND ...................... 10
ARMADA TREASURY MONEY MARKET FUND ........................ 12
ARMADA TREASURY PLUS MONEY MARKET FUND ................... 14
MORE INFORMATION ABOUT PRINCIPAL
   INVESTMENT STRATEGIES ................................. 19
MORE INFORMATION ABOUT FUND INVESTMENTS .................. 20
INVESTOR PROFILES ........................................ 21
INVESTMENT ADVISER AND INVESTMENT TEAMS .................. 22
PURCHASING, SELLING AND EXCHANGING FUND SHARES ........... 23
DISTRIBUTION OF FUND SHARES .............................. 28
DIVIDENDS AND TAXES ...................................... 28
FINANCIAL HIGHLIGHTS ..................................... 30

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                             ARMADA GOVERNMENT MONEY MARKET FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1992  3.36%
1993  2.75%
1994  3.91%
1995  5.63%
1996  5.14%
1997  5.25%
1998  5.15%
1999  4.82%
2000  6.11%
2001  3.90%

         Best Quarter      1.58%   (12/31/00)
         Worst Quarter     0.57%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.80%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
CLASS I SHARES              1 YEAR 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Armada Government
Money Market Fund            3.90%   5.04%    4.60%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, credit risk, counterparty risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered,

                                                        ARMADA MONEY MARKET FUND

the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1992      3.33%
1993      2.76%
1994      3.98%
1995      5.72%
1996      5.19%
1997      5.32%
1998      5.25%
1999      4.92%
2000      6.22%
2001      3.91%

         Best Quarter      1.60%    (9/30/00)
         Worst Quarter     0.57%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.78%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
CLASS I SHARES                     1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Armada Money Market Fund             3.91%    5.12%    4.66%
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                         ARMADA OHIO MUNICIPAL MONEY MARKET FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1999        2.93%
2000        3.83%
2001        2.60%

         Best Quarter      1.01%   (12/31/00)
         Worst Quarter     0.44%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.63%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
                                     SINCE    DATE OF
CLASS I SHARES              1 YEAR INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Ohio Municipal
Money Market Fund            2.60%   3.11%    9/15/98

--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS
Interest rate risk, credit risk, single state risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.


High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

                                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995       3.50%
1996       3.14%
1997       3.43%
1998       3.14%
1999       2.97%
2000       3.81%
2001       2.55%

         Best Quarter      0.99%   (12/31/00)
         Worst Quarter     0.42%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.64%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
                                        SINCE    DATE OF
CLASS I SHARES       1 YEAR 5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Pennsylvania
Tax Exempt Money
Market Fund           2.55%   3.18%     3.21%    8/8/94

--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS
Interest rate risk, credit risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although

                                             ARMADA TAX EXEMPT MONEY MARKET FUND

credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1992       2.52%
1993       2.02%
1994       2.51%
1995       3.57%
1996       3.21%
1997       3.37%
1998       3.23%
1999       2.95%
2000       3.84%
2001       2.55%

         Best Quarter      1.01%   (12/31/00)
         Worst Quarter     0.43%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.61%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

--------------------------------------------------------------------------------
CLASS I SHARES              1 YEAR  5 YEARS 10 YEARS
--------------------------------------------------------------------------------
Armada Tax Exempt
Money Market Fund            2.55%    3.19%  2.98%

--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK
Interest rate risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                               ARMADA TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1995         5.38%
1996         4.86%
1997         4.92%
1998         4.70%
1999         4.34%
2000         5.55%
2001         3.63%

         Best Quarter      1.46%   (12/31/00)
         Worst Quarter     0.53%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.71%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                                        SINCE    DATE OF
CLASS I SHARES         1 YEAR 5 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Treasury
Money Market Fund       3.63%   4.62%   4.74%    6/16/94

--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL
Current income consistent with liquidity and stability of principal

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Interest rate risk, counterparty risk
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

                                          ARMADA TREASURY PLUS MONEY MARKET FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


                           CALENDAR YEAR TOTAL RETURNS
[BAR CHART OMITTED]
 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

1994       3.71%
1995       5.42%
1996       4.88%
1997       5.05%
1998       4.96%
1999       4.44%
2000       5.84%
2001       3.60%

         Best Quarter      1.53%    (9/30/00)
         Worst Quarter     0.51%   (12/31/01)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was 0.70%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001


--------------------------------------------------------------------------------
                                           SINCE    DATE OF
CLASS I SHARES            1 YEAR 5 YEARS INCEPTION INCEPTION
--------------------------------------------------------------------------------
Armada Treasury Plus
Money Market Fund          3.60%   4.78%    4.71%   12/1/93
--------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ARMADAFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES & EXPENSES


FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                    GOVERNMENT MONEY
                                                       MARKET FUND                      MONEY MARKET FUND
---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees(1)                                0.35%                               0.35%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.04%                               0.04%
------------------------------------------------------------------------------------------------------------
Other Expenses(3)                                          0.11%                               0.12%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.50%                               0.51%
------------------------------------------------------------------------------------------------------------
                                                  OHIO MUNICIPAL MONEY              PENNSYLVANIA TAX EXEMPT
                                                       MARKET FUND                      MONEY MARKET FUND
---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------
Investment Advisory Fees(1)                                0.35%                               0.40%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.04%                               0.04%
------------------------------------------------------------------------------------------------------------
Other Expenses                                             0.12%                               0.15%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.51%                               0.59%
------------------------------------------------------------------------------------------------------------


                                                                          FUND FEES & EXPENSES (CONTINUED)


                                                       TAX EXEMPT                           TREASURY
                                                    MONEY MARKET FUND                   MONEY MARKET FUND
---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------

Investment Advisory Fees(1)                                0.35%                               0.30%(1)
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.04%                               0.04%
----------------------------------------------------------------------------------------------------------
Other Expenses                                             0.12%                               0.12%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                                      0.51%                               0.46%
----------------------------------------------------------------------------------------------------------

                                                     TREASURY PLUS
                                                    MONEY MARKET FUND
---------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------
Investment Advisory Fees                                   0.30%
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(2)                               0.04%
----------------------------------------------------------------------------------------------------------
Other Expenses                                             0.14%
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                         0.48%
----------------------------------------------------------------------------------------------------------

1 The Adviser waived a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the last fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                 ADVISORY       TOTAL
  FUND                             FEES       EXPENSES
  Government Money Market Fund     0.25%        0.39%
  Money Market Fund                0.25%        0.40%
  Ohio Municipal Money Market Fund 0.15%        0.31%
  Pennsylvania Tax Exempt Money
    Market Fund                    0.15%        0.34%
  Tax Exempt Money Market Fund     0.15%        0.30%
  Treasury Money Market Fund       0.25%        0.40%

  The Adviser expects to continue waiving a portion of its advisory fees for each Fund (except the Treasury Plus Money Market Fund) during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                 ADVISORY       TOTAL
  FUND                             FEES       EXPENSES
  Government Money Market Fund     0.25%        0.40%
  Money Market Fund                0.25%        0.41%
  Ohio Municipal Money Market Fund 0.15%        0.31%
  Pennsylvania Tax Exempt Money
    Market Fund                    0.15%        0.34%
  Tax Exempt Money Market Fund     0.15%        0.31%
  Treasury Money Market Fund       0.25%        0.41%

  These fee waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I
  Shares during the last fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

3 Other expenses for certain Funds have been restated to reflect current expenses.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                 $51              $160             $280               $628
--------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                            $52              $164             $285               $640
--------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND             $52              $164             $285               $640
--------------------------------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT
MONEY MARKET FUND                            $60              $189             $329               $738
--------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND                 $52              $164             $285               $640
--------------------------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND                   $47              $148             $258               $579
--------------------------------------------------------------------------------------------------------
TREASURY PLUS MONEY MARKET FUND              $49              $154             $269               $604
--------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.


-----------------------------------------------------------------------------------------------------------
                                                   Fixed Income   Government     Repurchase      Municipal
                                                    Securities    Securities     Agreements     Securities
-----------------------------------------------------------------------------------------------------------
  Armada Government Money Market Fund                    x             x              x
-----------------------------------------------------------------------------------------------------------
  Armada Money Market Fund                               x                            x
-----------------------------------------------------------------------------------------------------------
  Armada Ohio Municipal Money Market Fund                x                                           x
-----------------------------------------------------------------------------------------------------------
  Armada Pennsylvania Tax Exempt Money
  Market Fund                                            x                                           x
-----------------------------------------------------------------------------------------------------------
  Armada Tax Exempt Money Market Fund                    x                                           x
-----------------------------------------------------------------------------------------------------------
  Armada Treasury Money Market Fund                      x             x
-----------------------------------------------------------------------------------------------------------
  Armada Treasury Plus Money Market Fund                 x             x              x
-----------------------------------------------------------------------------------------------------------


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

-----------------------------------------------------------------------------------------------------
FUND                                          MAY BE APPROPRIATE FOR . . .
-----------------------------------------------------------------------------------------------------
Government Money Market Fund                  Investors seeking current income and the added
                                              stability and quality of a fund that invests in
                                              government related securities
-----------------------------------------------------------------------------------------------------
Money Market Fund                             Investors seeking current income and reduced risk
                                              through a widely diversified money market portfolio
-----------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund              Taxable investors seeking current income exempt
                                              from federal and Ohio income taxes
-----------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund     Taxable investors seeking current income exempt from
                                              federal and Pennsylvania income taxes
-----------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                  Taxable investors seeking current income exempt
                                              from federal income taxes
-----------------------------------------------------------------------------------------------------
Treasury Money Market Fund                    Investors seeking current income and the added
                                              stability and quality of a fund that invests in
                                              U.S. Treasury securities
-----------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund               Investors seeking current income and the added
                                              stability and quality of a fund that invests in
                                              U.S. Treasury securities
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.



                                                                                       ADVISORY FEES PAID AS A
                                                                                      PERCENTAGE OF AVERAGE NET
                                                                                     ASSETS FOR THE FISCAL YEAR
FUND NAME                                                 MANAGEMENT TEAM                ENDED MAY 31, 2002
----------------------------------------------------------------------------------------------------------------
Government Money Market Fund                   Taxable Money Market Management Team             0.25%
----------------------------------------------------------------------------------------------------------------
Money Market Fund                              Taxable Money Market Management Team             0.25%
----------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund              Tax Exempt Money Market Management Team           0.15%
----------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund     Tax Exempt Money Market Management Team           0.15%
----------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                  Tax Exempt Money Market Management Team           0.15%
----------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                     Taxable Money Market Management Team             0.25%
----------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                Taxable Money Market Management Team             0.30%
----------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts.


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                              NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE
1-800-622-FUND (3863)         Call our Investor Services Line to obtain an   Call our Investor Services Line to
                              application.                                   purchase additional shares.
------------------------------------------------------------------------------------------------------------------------------------
MAIL                          Complete an application and mail it            Make your check payable to "Armada
                              along with a check payable, in                 Funds (Fund Name)." Please include
                              U.S. dollars, to "Armada Funds                 your account number on your check
                              (Fund Name)."                                  and mail it to the address at the left.

                              Armada Funds
                              P.O. Box 8421
                              Boston, MA 02266-8421

                              For overnight delivery mail to:
                              Boston Financial Data Services
                              Attn: Armada Funds
                              66 Brooks Drive
                              Braintree, MA 02184


                              Armada cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents
                              (i.e., cashier's check, bank draft, money order or travelers' check).

------------------------------------------------------------------------------------------------------------------------------------
WIRE                          To purchase shares by wire,                    Call 1-800-622-FUND (3863)
                              call 1-800-622-FUND (3863)                     prior to sending the wire in order to
                              to set up your account to accommodate          obtain a confirmation number and to
                              wire transactions and to receive a wire        ensure prompt and accurate handling
                              control number to be included in the           of funds. Ask your bank to transmit
                              body of the wire. Ask your bank to             immediately available funds by wire
                              transmit immediately available funds           as described at the left. Please
                              by wire in the amount of your purchase to:     include your account number.


                               State Street Bank and Trust Company           Armada and its transfer agent
                               ABA #011000028                                are not responsible for the
                               Account 99052755 Credit Armada Funds          consequences of delays resulting
                               (Account Registration)                        from the banking or Federal
                               (Account Number)                              Reserve Wire system, or from
                               (Wire Control Number)                         incomplete wiring instructions.



                              Note: Your bank may charge you a fee
                              for this service.



                              Armada and its transfer agent are not
                              responsible for the consequences of delays
                              resulting from the banking or Federal Reserve
                              Wire system, or from incomplete wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------




24


                              NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        You may buy shares through accounts with          Please refer to New Account Set Up
                              brokers or other financial institutions that are  to the left.
                              authorized to place trades in Fund shares for
                              their customers. If you invest through an
                              authorized institution, you will have to follow
                              its procedures. Your broker or institution may
                              charge a fee for its services, in addition to the
                              fees charged by Armada. Address correspondence or
                              questions regarding a Fund to your institution.
------------------------------------------------------------------------------------------------------------------------------------


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                DEADLINE FOR SUBMITTING
                                                PURCHASE ORDERS TO THE
                    TIME OF NAV                 TRANSFER AGENT TO RECEIVE
                    CALCULATION                 THE CURRENT DAY'S NAV
--------------------------------------------------------------------------
Money Market Fund   ONCE DAILY                  3:30 p.m. Eastern Time

Government Money    4:00 p.m. Eastern Time
  Market Fund       (or close of trading on the
                    NYSE)
--------------------------------------------------------------------------
Ohio Municipal
  Money Market Fund TWICE DAILY                 12:30 p.m. Eastern Time
Pennsylvania        1:00 p.m. Eastern
  Tax Exempt        Time and 4:00 p.m.
  Money Market Fund Eastern Time (or close
Tax Exempt Money    of trading on the
  Market Fund       NYSE)
Treasury Money
  Market Fund
Treasury Plus Money
  Market Fund
--------------------------------------------------------------------------

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


HOW TO SELL YOUR FUND SHARES

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The sale price of each share will be the next NAV determined after the Fund receives your request.


If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500).

MAIL
Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% with respect to each Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

                                                                                                                FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                                                                                      RATIO            RATIO OF
                                                                                     RATIO OF NET   OF EXPENSES     NET INVESTMENT
        NET ASSET              DIVIDENDS                                    RATIO OF  INVESTMENT    TO AVERAGE    INCOME TO AVERAGE
         VALUE,       NET      FROM NET    NET ASSET           NET ASSETS   EXPENSES    INCOME       NET ASSETS       NET ASSETS
        BEGINNING INVESTMENT  INVESTMENT  VALUE, END   TOTAL     END OF    TO AVERAGE TO AVERAGE    (BEFORE FEE      (BEFORE FEE
        OF PERIOD   INCOME      INCOME     OF PERIOD  RETURN+ PERIOD (000) NET ASSETS NET ASSETS      WAIVERS)         WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     2.43%    $2,195,174     0.39%     2.31%          0.49%           2.21%
  2001     1.00     0.06         (0.06)       1.00     5.88      1,557,596     0.37      5.62           0.52            5.47
  2000     1.00     0.05         (0.05)       1.00     5.30        947,831     0.39      5.14           0.55            4.98
  1999     1.00     0.05         (0.05)       1.00     4.86      1,094,979     0.42      4.76           0.52            4.66
  1998     1.00     0.05         (0.05)       1.00     5.30      1,137,078     0.40      5.17           0.50            5.07
------------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     2.41%    $3,533,294     0.40%     2.33%          0.50%           2.23%
  2001     1.00     0.06         (0.06)       1.00     5.96      3,342,689     0.38      5.78           0.53            5.63
  2000     1.00     0.05         (0.05)       1.00     5.41      2,342,230     0.40      5.29           0.56            5.13
  1999     1.00     0.05         (0.05)       1.00     4.96      2,133,839     0.42      4.82           0.52            4.72
  1998     1.00     0.05         (0.05)       1.00     5.39      1,911,689     0.38      5.27           0.48            5.17
------------------------------------------------------------------------------------------------------------------------------------
 OHIO MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     1.77%      $185,180     0.31%     1.72%          0.51%           1.52%
  2001     1.00     0.04         (0.04)       1.00     3.71        176,937     0.33      3.62           0.58            3.37
  2000     1.00     0.03         (0.03)       1.00     3.28        129,475     0.35      3.26           0.61            3.00
  1999(1)  1.00     0.02         (0.02)       1.00     2.01         99,342     0.35      2.77           0.55            2.57


+   PER SHARE AMOUNTS CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

(1) OHIO MUNICIPAL MONEY MARKET FUND CLASS I COMMENCED OPERATIONS ON SEPTEMBER 15, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                                                                                      RATIO            RATIO OF
                                                                                     RATIO OF NET   OF EXPENSES     NET INVESTMENT
        NET ASSET              DIVIDENDS                                    RATIO OF  INVESTMENT    TO AVERAGE    INCOME TO AVERAGE
         VALUE,       NET      FROM NET    NET ASSET           NET ASSETS   EXPENSES    INCOME       NET ASSETS       NET ASSETS
        BEGINNING INVESTMENT  INVESTMENT  VALUE, END   TOTAL     END OF    TO AVERAGE TO AVERAGE    (BEFORE FEE      (BEFORE FEE
        OF PERIOD   INCOME      INCOME     OF PERIOD  RETURN+ PERIOD (000) NET ASSETS NET ASSETS      WAIVERS)         WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     1.76%   $112,169       0.34%      1.69%          0.59%           1.44%
  2001     1.00     0.04         (0.04)       1.00     3.65      99,711       0.35       3.61           0.65            3.31
  2000     1.00     0.03         (0.03)       1.00     3.31      94,299       0.33       3.26           0.64            2.95
  1999     1.00     0.03         (0.03)       1.00     2.92      77,214       0.34       2.82           0.59            2.57
  1998     1.00     0.03         (0.03)       1.00     3.41      73,264       0.34       3.35           0.58            3.11
------------------------------------------------------------------------------------------------------------------------------------
 TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     1.74%   $539,093       0.30%      1.70%          0.50%           1.50%
  2001     1.00     0.04         (0.04)       1.00     3.67     565,973       0.28       3.61           0.53            3.36
  2000     1.00     0.03         (0.03)       1.00     3.30     327,185       0.32       3.24           0.58            2.98
  1999     1.00     0.03         (0.03)       1.00     3.00     434,178       0.30       2.92           0.50            2.72
  1998     1.00     0.03         (0.03)       1.00     3.40     418,953       0.30       3.32           0.50            3.12
------------------------------------------------------------------------------------------------------------------------------------
 TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     2.33%   $468,283       0.40%      2.12%          0.45%           2.07%
  2001     1.00     0.05         (0.05)       1.00     5.39     365,605       0.43       5.24           0.53            5.14
  2000     1.00     0.05         (0.05)       1.00     4.75     409,169       0.42       4.65           0.53            4.54
  1999     1.00     0.04         (0.04)       1.00     4.39     346,092       0.41       4.35           0.46            4.30
  1998     1.00     0.05         (0.05)       1.00     4.95     359,605       0.39       4.84           0.44            4.79
------------------------------------------------------------------------------------------------------------------------------------
 TREASURY PLUS MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
  CLASS I
  2002    $1.00    $0.02+       $(0.02)      $1.00     2.19%   $186,114       0.48%      2.23%          0.48%           2.23%
  2001     1.00     0.05         (0.05)       1.00     5.62     231,317       0.47       5.43           0.52            5.38
  2000     1.00     0.05         (0.05)       1.00     4.90     227,447       0.56       4.77           0.60            4.73
  1999     1.00     0.05         (0.05)       1.00     4.61     269,534       0.58       4.52           0.68            4.42
  1998(1)  1.00     0.05         (0.05)       1.00     4.70     321,584       0.57       5.00           0.67            4.90
  1997(2)  1.00     0.05         (0.05)       1.00     4.93     324,377       0.57       4.83           0.67            4.73


+   PER SHARE AMOUNTS CALCULATED USING THE AVERAGE SHARES OUTSTANDING METHOD.

(1) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2) FOR THE YEAR ENDED JUNE 30.

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                                                               BOARD OF TRUSTEES
================================================================================

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.


JOHN G. BREEN
Retired Chairman and CEO,
     The Sherwin Williams Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
     Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.
                                                               [LOGO]
                                                               ARMADA[R] FUNDS
                                                               [GRAPHIC OMITTED]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston,  MA  02266-8421

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act registration number is 811-4416.


[LOGO OMITTED]
ARMADA FUNDS[R]
WWW.ARMADAFUNDS.COM
                                                         ARM-PS-004-0500 (10/02)

                             ARMADA FUNDS PROSPECTUS
                           A, B AND H SHARES (RETAIL)


                                 OCTOBER 1, 2002




                           STRATEGIC INCOME BOND FUND






















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE

STRATEGIC INCOME BOND FUND......................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES..........................
MORE INFORMATION ABOUT FUND INVESTMENTS.........................................
INVESTMENT ADVISER AND INVESTMENT TEAM..........................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES..................................
DIVIDENDS AND TAXES.............................................................
FINANCIAL HIGHLIGHTS............................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       High current income with some
                                      capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Allocating assets among different fixed
                                      income security sectors, including U.S.
                                      and foreign issues, with a significant
                                      portion rated below investment grade. The
                                      Fund will normally maintain a dollar-
                                      weighted average maturity of between four and twelve years.

PRINCIPAL RISKS                       Market risk, allocation risk, credit risk,
                                      foreign risk, interest rate risk,
                                      prepayment/extension risk, leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

The performance of Class A, Class B and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                              STRATEGIC INCOME BOND
                                     FUND(1)

                                           CLASS A         CLASS B    CLASS H
Maximum Total Sales Charge
(Load)
                                             4.75%           5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)            4.75%(2)         None      1.00%
--------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                              None           5.00%(3)   1.00%(4)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and other distributions (as a
percentage of offering price)                 None            None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)               None            None       None
--------------------------------------------------------------------------------
Exchange Fee                                  None            None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                     0.75%           0.75%      0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                    0.04%(5),(6)    0.75%      0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(7)             0.25%           0.25%       0.25%
--------------------------------------------------------------------------------
   Other(6)                                  0.18%           0.18%       0.18%
--------------------------------------------------------------------------------
Total Other Expenses                         0.43%           0.43%       0.43%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                           1.22%           1.93%       1.93%
--------------------------------------------------------------------------------

(1)The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
(2)This sales charge varies depending upon how much you invest. See "Sales Charges."
(3)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(4)A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.

(5)Class A Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1) Fees. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.
(6)Other expenses for each share class and Distribution (12b-1) Fees for Class A Shares are based on estimated amounts for the current fiscal year.
(7)Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class A Shares                                $593             $844
    Class B Shares(1)                              696            1,006
    Class B Shares(2)                              196              606
    Class H Shares(1)                              394              700
    Class H Shares(2)                              294              700


(1)If you sell your shares at the end of the period.
(2)If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.


In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Fund.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         CLASS A SHARES

o        FRONT-END SALES CHARGE
o        LOW 12B-1 FEES
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

         CLASS B SHARES

o        NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
o        HIGHER 12B-1 FEES THAN CLASS A SHARES
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        $250,000 MAXIMUM INVESTMENT
o        CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

         CLASS H SHARES

o        A 1.00% FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o        HIGHER 12B-1 FEES THAN CLASS A SHARES
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        $1 MILLION MAXIMUM INVESTMENT
o        DOES NOT CONVERT TO ANY OTHER SHARE CLASS
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.

HOW TO PURCHASE FUND SHARES


INTERNET                          NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
WWW.ARMADAFUNDS.COM               Visit our site and click on "Open an           You may place your purchase order on
                                  Account Online." Or log on to our on line      our Web Site using your established
                                  Forms Center to print or complete an           banking instructions for payment. To
                                  application on line. mail the application to   authorize this service, please complete an
                                  the address below. Unless you arrange to pay   Account Change Form or call 1-800-622-
                                  by wire or ACH, write your check, payable in   FUND (3863).
                                  U.S. dollars, to "Armada Funds (Fund name)."
                                  Armada cannot accept third-party checks,
                                  credit cards, credit card checks or cash.
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE          Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be
("ACH")                           Transfer Instructions" section of the          set up to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.
                                  transferred from a bank account. A             Please see "Planned Investment Program"
                                  primary and secondary account may be           below.
                                  established Please note all electronic
                                  transfers will be on the primary account
                                  unless notified otherwise. Any changes in
                                  these instructions must be made in writing to
                                  Armada Funds with a signature guarantee.


                                      -13-


PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and      With current account information on your
                                  if you have a checking oravings account        account, participation in the program can
                                  with a bank, you may purchase Class A,         be arranged via the internet or by calling
                                  Class B or Class H Shares automatically        1-800-622-FUND (3863).
                                  through regular deductions from your
                                  account in amounts of at least $50 per         For existing accounts, without account
                                  month per account.                             information, participation can
                                                                                 be arranged by completing an Account
                                  You may arrange for participation in this      Change Form with banking information.
                                  program when a new account is established.     This form must include a signature
                                                                                 guarantee by a bank or other financial
                                                                                 institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions


                                  Note: Your bank may charge you a fee for this service.


                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Fund prices its shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, in the case of Class A Shares and Class H Shares, the applicable front-end shares charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

------------------------------------------------------------------------------------------------------
                                                                                     DEALERS'
                                   SALES CHARGE AS         AS A % OF NET           REALLOWANCE
If your                            A % OF OFFERING          ASSET VALUE         AS A % OF OFFERING
Investment is:                     PRICE PER SHARE           PER SHARE            PRICE PER SHARE
------------------------------------------------------------------------------------------------------
Less than $50,000                       4.75                   5.00                    4.50
------------------------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                        4.00                   4.20                    3.75
------------------------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.50
------------------------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                        2.50                   2.80                    2.25
------------------------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000                      2.20                   2.00                    1.75
------------------------------------------------------------------------------------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------------


There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);

o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

o by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and

o        by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE
         IRA.


FRONT-END SALES CHARGES - CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after the Fund receives your request, plus the 1.00% front-end sales load.

REPURCHASE OF CLASS A AND CLASS H SHARES

You may repurchase any amount of Class A or Class H Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A or Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ARMADA WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


       (i)    your account;
       (ii)   your spouse's account;
       (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. You MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT.


CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS H SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of the Fund for Class B Shares of another Armada Fund or to exchanges of Class H Shares of the Fund for Class H Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


--------------------------------------------------------------------------------
                                              CLASS B SHARES
                             CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE                 DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
  FIRST                                           5.0%
  SECOND                                          5.0%
  THIRD                                           4.0%
  FOURTH                                          3.0%
  FIFTH                                           2.0%
  SIXTH                                           NONE
  SEVENTH                                         NONE
  EIGHTH                                          NONE

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

o        redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o        redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o        return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Funds of Armada;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class H Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge.

See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page ___ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of the Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of the Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of the Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.


TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% during the current fiscal year. Each of Class B Shares and Class H Shares may pay up to 0.75% for distribution fees.


The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gain distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
PRESIDENT                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and CEO,                               Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                C SHARES (RETAIL)


                                 OCTOBER 1, 2002




                           STRATEGIC INCOME BOND FUND



















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
FUNDS
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                        PAGE

STRATEGIC INCOME BOND FUND......................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES..........................
MORE INFORMATION ABOUT FUND INVESTMENTS.........................................
INVESTMENT ADVISER AND INVESTMENT TEAM..........................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES..................................
DIVIDENDS AND TAXES.............................................................
FINANCIAL HIGHLIGHTS............................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL              High current income with some capital appreciation

PRINCIPAL INVESTMENT
STRATEGY Allocating assets among different fixed income security sectors, including U.S. and foreign issues, with a significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS             Market risk, allocation risk, credit risk, foreign
                            risk, interest rate risk, prepayment/extension risk, leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                              STRATEGIC INCOME BOND FUND(1)

                                                        CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                             None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                                   1.00%(2)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                                           None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None
-------------------------------------------------------------------------------
Exchange Fee                                              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 0.75%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.75%
-------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------
   Shareholder Servicing Fees(3)                         0.25%
-------------------------------------------------------------------------------
   Other(4)                                              0.18%
-------------------------------------------------------------------------------
Total Other Expenses                                     0.43%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                       1.93%
-------------------------------------------------------------------------------

1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
2 A contingent deferred sales charge is charged only with respect to Class C
  Shares redeemed prior to eighteen months from the date of purchase.
3 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.
4 Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class C Shares(1)                           $296               $606
    Class C Shares(2)                            196                606


1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.



Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.


In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Fund.


         CLASS C SHARES:


o        NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o        12B-1 FEES
o        $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
o        DOES NOT CONVERT TO ANY OTHER SHARE CLASS
o        $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM
o        INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click                       You may place your purchase order on our
WWW.ARMADAFUNDS.COM               on "Open an Account Online." Or log on to      Web Site using your established banking
                                  our on line Forms Center to print or           instructions for payment. To authorize this
                                  complete an application online. Mail the       service, please complete an Account Change
                                  application to the address below. Unless you   Form or call 1-800-622-FUND (3863).
                                  arrange to pay by wire or ACH, write your
                                  check, payable in U.S.dollars, to "Armada
                                  Funds (Fund name)." Armada cannot accept
                                  third-party checks, credit cards, credit
                                  card checks or cash
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application                                    additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE          Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be set up
("ACH")                           Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month. Please
                                  transferred from a bank account. A primary     see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Armada Funds with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial                     With current account information on your
                                  investment and if  you have a checking or      account, participation in the program can
                                  savings account with a bank, you may purchase  be arranged via the Internet or by calling
                                  Class C Shares automatically through regular   1-800-622-FUND (3863).
                                  deductions from your account in amounts of
                                  at least $50 per month per account.            For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.



BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Fund prices its shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.

When an investor redeems his or her Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

o        redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o        redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o        return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of Class C Shares for Class C Shares of other Funds of Armada;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class C Shares for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.


GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.


SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page ___ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES


If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

CUSTOMER IDENTIFICATION PROGRAM


Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees, after fee waivers, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.


The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gain distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996


BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
PRESIDENT                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and CEO,                               Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


                               The Armada Trustees also serve as Trustees of The Armada Advantage Fund.


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
WWW.ARMADAFUNDS.COM

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2002




                           STRATEGIC INCOME BOND FUND




























     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE

STRATEGIC INCOME BOND FUND......................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES..........................
MORE INFORMATION ABOUT FUND INVESTMENTS.........................................

INVESTMENT ADVISER AND INVESTMENT TEAM..........................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES..................................
DIVIDENDS AND TAXES.............................................................

FINANCIAL HIGHLIGHTS............................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL               High current income with some capital appreciation

PRINCIPAL INVESTMENT          Allocating assets among different fixed income
STRATEGY                      security sectors, including U.S. and foreign
                              issues, with a significant portion rated below investment grade. The Fund will normally maintain a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS               Market risk, allocation risk, credit risk, foreign
                              risk, interest rate risk, prepayment/extension risk, leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                   STRATEGIC INCOME BOND FUND(1)
Investment Advisory Fees                                              0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                             0.04%(2,3)
--------------------------------------------------------------------------------
Other Expenses                                                        0.18%(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.97%
--------------------------------------------------------------------------------


1 The Fund had not yet commenced operations as of the date of this prospectus.
  The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


2 Class I Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1)
  Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.
3 Other expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND                        $99             $309


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.


Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada . The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30,

2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts.


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO PURCHASE FUND SHARES


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, credit cards, credit card checks or cash.

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal
                                Reserve Wire system, or from incomplete
                                wiring instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.


Our Statement of Additional Information contains more detailed information about how the Fund values its investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The sale price of each share will be the next NAV determined after the Fund receives your request.


If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.


RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).

MAIL
Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."
         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing, i.e., switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling. As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.


The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
PRESIDENT                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and CEO,                               Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works


JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                           UA SERIES FUNDS PROSPECTUS
                                 CLASS 1 SHARES
--------------------------------------------------------------------------------
                                 October 1, 2002

                                  EQUITY FUNDS
                            UA Emerging Markets Fund
                          UA International Equity Fund
                             UA Large Cap Ultra Fund
                             UA Large Cap Value Fund
                               UA Real Estate Fund
                            UA Small Cap Growth Fund
                          UA Small / Mid Cap Value Fund

                               FIXED INCOME FUNDS
                             UA High Yield Bond Fund
                           UA Short Duration Bond Fund
                         UA U.S. Government Income Fund

                                MONEY MARKET FUND
                              UA Money Market Fund

                              [UA Logo Omitted]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY


ABOUT THIS PROSPECTUS
This prospectus gives you important information that you should know about the Class 1 Shares of the UA Series of Armada Funds (the Trust) before investing. The UA Series consists of 11 separate investment portfolios (Funds). The Funds have individual investment goals and strategies. To obtain more information on the Funds, contact your plan administrator. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


UA EMERGING MARKETS FUND .............................................   2

UA INTERNATIONAL EQUITY FUND .........................................   4

UA LARGE CAP ULTRA FUND ..............................................   6

UA LARGE CAP VALUE FUND ..............................................   7

UA REAL ESTATE FUND ..................................................   8

UA SMALL CAP GROWTH FUND .............................................  10

UA SMALL/MID CAP VALUE FUND ..........................................  11

UA HIGH YIELD BOND FUND ..............................................  14

UA SHORT DURATION BOND FUND ..........................................  16

UA U.S. GOVERNMENT INCOME FUND .......................................  18

UA MONEY MARKET FUND .................................................  22

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...............  24

MORE INFORMATION ABOUT FUND INVESTMENTS ..............................  26

INVESTMENT ADVISER AND INVESTMENT TEAMS ..............................  29

PURCHASING, SELLING AND EXCHANGING FUND SHARES .......................  29

DIVIDENDS AND TAXES ..................................................  31

FINANCIAL HIGHLIGHTS .................................................  32

--------------------------------------------------------------------------------
RISK/RETURN INFORMATION COMMON TO THE FUNDS
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


                                                                    ------------
                                                                    1 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of companies located in emerging market countries

PRINCIPAL RISKS
Market risk, foreign risk, emerging markets risk, country risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.

Within a particular country, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuations are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances, this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.


------------
2 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                            UA EMERGING MARKETS FUND (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                    ------------
                                                                    3 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES
The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging


------------
4 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                        UA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                    ------------
                                                                    5 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA LARGE CAP ULTRA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization greater than $3 billion.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


------------
6 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                         UA LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization greater than $3 billion.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                    ------------
                                                                    7 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA REAL ESTATE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income and capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities, primarily common stocks, of companies engaged in the real estate industry

PRINCIPAL RISKS
Market risk, real estate industry risk, REITs risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.

REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances, this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses,


------------
8 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                 UA REAL ESTATE FUND (CONTINUED)
--------------------------------------------------------------------------------

changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                    ------------
                                                                    9 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


-------------
10 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                     UA SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                   -------------
                                                                   11 PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA EMERGING                            UA INTERNATIONAL
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          MARKETS FUND                              EQUITY FUND
----------------------------------------------
Investment Advisory Fees                                   1.15%                                    1.15%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.73%                                    0.48%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.98%                                    1.73%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA LARGE CAP                             UA LARGE CAP
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           ULTRA FUND                               VALUE FUND
----------------------------------------------
Investment Advisory Fees                                   0.75%                                    0.75%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%                                    0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.09%                                    1.09%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                            UA REAL                               UA SMALL CAP
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           ESTATE FUND                              GROWTH FUND
----------------------------------------------
Investment Advisory Fees                                   0.75%                                    1.00%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%                                    0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.09%                                    1.34%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                    UA SMALL/MID CAP VALUE
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              FUND
----------------------------------------------
Investment Advisory Fees                                   1.00%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      1.34%
----------------------------------------------------------------------------------------------------------------------

1 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

2 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

      UA Emerging Markets Fund             1.90%
      UA International Equity Fund         1.65%
      UA Large Cap Ultra Fund              1.01%
      UA Large Cap Value Fund              1.01%
      UA Real Estate Fund                  1.01%
      UA Small Cap Growth Fund             1.26%
      UA Small/Mid Cap Value Fund          1.26%

This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

-------------
12 PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 YEAR           3 YEARS
--------------------------------------------------------------------------------
UA EMERGING MARKETS FUND                  $201              $621
--------------------------------------------------------------------------------
UA INTERNATIONAL EQUITY FUND              $176              $545
--------------------------------------------------------------------------------
UA LARGE CAP ULTRA FUND                   $111              $347
--------------------------------------------------------------------------------
UA LARGE CAP VALUE FUND                   $111              $347
--------------------------------------------------------------------------------
UA REAL ESTATE FUND                       $111              $347
--------------------------------------------------------------------------------
UA SMALL CAP GROWTH FUND                  $136              $425
--------------------------------------------------------------------------------
UA SMALL/MID CAP VALUE FUND               $136              $425
--------------------------------------------------------------------------------


                                                                   -------------
                                                                   13 PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

-------------
14 PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                             UA HIGH YIELD BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES
See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                   -------------
                                                                   15 PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its


-------------
16 PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                         UA SHORT DURATION BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                   -------------
                                                                   17 PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES
The UA U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING
MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the


-------------
18 PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                      UA U.S. GOVERNMENT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------

Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                   -------------
                                                                   19 PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA HIGH YIELD                          UA SHORT DURATION
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)            BOND FUND                                BOND FUND
----------------------------------------------
Investment Advisory Fees                                   0.60%                                    0.40%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%                                    0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      0.94%                                    0.74%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                      UA U.S. GOVERNMENT
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           INCOME FUND
----------------------------------------------
Investment Advisory Fees                                   0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      0.89%
----------------------------------------------------------------------------------------------------------------------

1 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

2 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

    UA High Yield Bond Fund              0.86%
    UA Short Duration Bond Fund          0.66%
    UA U.S. Government Income Fund       0.81%

This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                        1 YEAR           3 YEARS
--------------------------------------------------------------------------------
UA HIGH YIELD BOND FUND                   $96              $300
--------------------------------------------------------------------------------
UA SHORT DURATION BOND FUND               $76              $237
--------------------------------------------------------------------------------
UA U.S. GOVERNMENT INCOME FUND            $91              $284
--------------------------------------------------------------------------------


--------------
20  PROSPECTUS

                     This page is intentionally left blank.
                                                                  --------------

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
UA MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Loss risk, interest rate risk, credit risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES
The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING
LOSS RISK. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION
There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.


-------------
22 PROSPECTUS

--------------------------------------------------------------------------------
                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                            FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                        UA MONEY MARKET
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              FUND
----------------------------------------------
Investment Advisory Fees                                   0.35%
----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                          0.24%
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                      0.69%
----------------------------------------------------------------------------------------------------------------------

1 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

2 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02%. In addition, the Adviser expects to waive a portion of its advisory fees for the Fund. With this fee limitation and waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.51%, respectively. This fee limitation and waiver are in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                          1 YEAR           3 YEARS
----------------------------------------------------------------------------------------------------------------------
UA MONEY MARKET FUND                                                       $70               $221
----------------------------------------------------------------------------------------------------------------------


                                                                   -------------
                                                                   23 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Fixed                              High-Yield     Asset-   Mortgage-
                                     Equity       Income    Government   Repurchase  Lower Rated    Backed     Backed       Foreign
                                   Securities   Securities  Securities   Agreements   Securities  Securities Securities  Securities
-----------------------------------------------------------------------------------------------------------------------------------
  UA Emerging Markets Fund           [  ]          [  ]        [  ]                      [  ]         [  ]       [  ]         [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA International Equity Fund       [  ]                                                                                     [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Large Cap Ultra Fund            [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Large Cap Value Fund            [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Real Estate Fund                [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Small Cap Growth Fund           [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Small/Mid Cap Value Fund        [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA High Yield Bond Fund                          [  ]                                 [  ]          [  ]       [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Short Duration Bond Fund                      [  ]        [  ]                                   [  ]       [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA U.S. Government Income Fund                   [  ]        [  ]                                   [  ]       [  ]
-----------------------------------------------------------------------------------------------------------------------------------
  UA Money Market Fund                             [  ]                    [  ]
-----------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and


-------------
24 PROSPECTUS

--------------------------------------------------------------------------------
price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves


                                                                   -------------
                                                                   25 PROSPECTUS

--------------------------------------------------------------------------------
risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. Except for the UA Emerging Markets Fund and the UA International Equity Fund, which invest in foreign securities as part of their principal investment strategies, an Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of the Equity Funds' principal investment strategies.

The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in foreign markets. Such investments are not used as part of the Fund's principal investment strategies. Securities of Canadian issuers are not subject to this limitation. While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

-------------
26 PROSPECTUS

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada International Equity Fund. The UA International Equity Fund and the Armada International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada International Equity Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA INTERNATIONAL EQUITY
FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX.
--------------------------------------------------------------------------------
                                                              SINCE
                                             1 YEAR         INCEPTION
--------------------------------------------------------------------------------
Armada International Equity Fund
 (Class I Shares)                            -25.42%          0.84%(1)
--------------------------------------------------------------------------------
MSCI EAFE Index(3)                           -21.44%         -1.74%(2)
--------------------------------------------------------------------------------

1   Since August 1, 1997.

2   Since July 31, 1997.

3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

UA LARGE CAP ULTRA FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Ultra Fund. The UA Large Cap Ultra Fund and the Armada Large Cap Ultra Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Ultra Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Ultra Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Ultra Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Ultra Fund does not necessarily indicate how the UA Large Cap Ultra Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA LARGE CAP ULTRA FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.
--------------------------------------------------------------------------------
                                                                  SINCE
                                   1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap
Ultra Fund
 (Class I Shares)                  -22.94%         8.79%         11.09%(1)
--------------------------------------------------------------------------------
Russell 1000
Growth Index(3)                    -20.42%         8.27%         9.63%(2)
--------------------------------------------------------------------------------
1   Since December 28, 1995.

2   Since December 31, 1995.

3 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

UA LARGE CAP VALUE FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Value Fund. The UA Large Cap Value Fund and the Armada Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.
--------------------------------------------------------------------------------
                                                                  SINCE
                                   1 YEAR         5 YEARS       INCEPTION
--------------------------------------------------------------------------------
Armada Large Cap
Value Fund
 (Class I Shares)                  -3.79%          8.84%         11.88%(1)
--------------------------------------------------------------------------------
Russell 1000
Growth Index(3)                    -5.60%         11.13%         12.27%(2)
--------------------------------------------------------------------------------

1   Since July 1, 1994.

2   Since June 30, 1994.

3 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


                                                                   -------------
                                                                   27 PROSPECTUS

--------------------------------------------------------------------------------
UA SMALL CAP GROWTH FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Small Cap Growth Fund. The UA Small Cap Growth Fund and the Armada Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Small Cap Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.
--------------------------------------------------------------------------------
                                                          SINCE
                                         1 YEAR         INCEPTION
--------------------------------------------------------------------------------
Armada Small Cap
Growth Fund
 (Class I Shares)                        -8.11%          4.23%(1)
--------------------------------------------------------------------------------
Russell 2000 Growth Index(3)             -9.23%          0.92%(2)
--------------------------------------------------------------------------------

1   Since August 1, 1997.

2   Since July 31, 1997.

3 The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

UA U.S. GOVERNMENT INCOME FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada U.S. Government Income Fund. The UA U.S. Government Income Fund and the Armada U.S. Government Income Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA U.S. Government Income Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada U.S. Government Income Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada U.S. Government Income Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada U.S. Government Income Fund does not necessarily indicate how the UA U.S. Government Income Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA U.S. GOVERNMENT INCOME FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.
--------------------------------------------------------------------------------
                                                              SINCE
                               1 YEAR        5 YEARS        INCEPTION
--------------------------------------------------------------------------------
Armada U.S. Government
Income Fund
 (Class I Shares)               7.61%         6.82%          6.50%(1)
--------------------------------------------------------------------------------
Lehman Mortgage-
Backed Securities
Index(3)                        8.22%         7.49%          7.17%(2)
--------------------------------------------------------------------------------

1   Since November 12, 1992.

2   Since October 31, 1992.

3 The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

UA MONEY MARKET FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Money Market Fund. The UA Money Market Fund and the Armada Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Money Market Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.

THIS TABLE SHOWS THE ARMADA MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.
--------------------------------------------------------------------------------
                                                                  SINCE
                     1 YEAR        5 YEARS       10 YEARS       INCEPTION
--------------------------------------------------------------------------------
Armada Money
Market Fund
 (Class I Shares)     3.91%         5.12%          4.66%         5.55%(1)
--------------------------------------------------------------------------------

1   Since September 3, 1986.

--------------
28  PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets.

----------------------------------------------------------------------------------------------------------------------
FUND NAME                                    MANAGEMENT TEAM                                              ADVISORY FEE
----------------------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund                     International Equity Investment Management Team                  1.15%
----------------------------------------------------------------------------------------------------------------------
UA International Equity Fund                 International Equity Investment Management Team                  1.15%
----------------------------------------------------------------------------------------------------------------------
UA Large Cap Ultra Fund                      Growth Equity Investment Management Team                         0.75%
----------------------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund                      Value Equity Investment Management Team                          0.75%
----------------------------------------------------------------------------------------------------------------------
UA Real Estate Fund                          Value Equity Investment Management and                           0.75%
                                             Real Estate Investment Management Teams
----------------------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund                     Growth Equity Investment Management Team                         1.00%
----------------------------------------------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund                  Value Equity Investment Management Team                          1.00%
----------------------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund                      Taxable Fixed Income Management Team                             0.60%
----------------------------------------------------------------------------------------------------------------------
UA Short Duration Bond Fund                  Taxable Fixed Income Management Team                             0.40%
----------------------------------------------------------------------------------------------------------------------
UA U.S. Government Income Fund               Taxable Fixed Income Management Team                             0.55%
----------------------------------------------------------------------------------------------------------------------
UA Money Market Fund                         Taxable Money Market Management Team                             0.35%
----------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS 1 SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE THROUGH SELECT RETIREMENT PLANS OF THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

If you are a shareholder who obtained Class 1 shares through a defined benefit plan, you should contact the plan administrator for information about how to purchase, sell or exchange shares.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase or sale order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the New York Stock Exchange is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time, except for the Money Market Fund, for which the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 12:30 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each of the UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund reserves the right to close at or prior to the BMA

                                                                   -------------
                                                                   29 PROSPECTUS

--------------------------------------------------------------------------------
recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund other than the UA Money Market Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

In calculating NAV for the UA Money Market Fund, the Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES

There are no sales charges on the purchase of Class 1 Shares.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Good order means that your request includes complete information.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

INFORMATION ABOUT EXCHANGING YOUR SHARES
You may exchange your Class 1 Shares of a UA Series Fund for Class 1 Shares of any other UA Series Fund on any Business Day.


-------------
30 PROSPECTUS

--------------------------------------------------------------------------------
Contact your plan administrator with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class 1 Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class 1 Shares, after fee limitations, as a percentage of average daily net assets, are 0.02% with respect to each Fund. Absent fee limitations, each Fund is permitted to pay up to 0.10% for distribution fees on Class 1 Shares.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         UA Emerging Markets Fund
         UA International Equity Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund
         UA Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         UA Large Cap Ultra Fund
         UA Large Cap Value Fund

The following Funds distribute income monthly:

         UA High Yield Bond Fund
         UA Short Duration Bond Fund
         UA U.S. Government Income Fund
         UA Money Market Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

                                                                   -------------
                                                                   31 PROSPECTUS

--------------------------------------------------------------------------------
FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and the UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.


-------------
32 PROSPECTUS

                                      NOTES
--------------------------------------------------------------------------------


                                                                   -------------
                                                                   33 PROSPECTUS

                                      NOTES
--------------------------------------------------------------------------------


--------------
34 PROSPECTUS

                                      NOTES
--------------------------------------------------------------------------------


                                                                   -------------
                                                                   35 PROSPECTUS

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996


-------------
36 PROSPECTUS

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


JOHN G. BREEN
 Retired Chairman and CEO,
     The Sherwin Williams Co.
 Director:
 The Sherwin Williams Co.
 Parker Hannifin Corp.
 Mead Westvaco Corp.
 Goodyear Tire & Rubber Co.
 The Stanley Works


JOHN F. DURKOTT
 President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.


 ROBERT J. FARLING
 Retired Chairman, President and
     Chief Executive Officer, Centerior Energy


RICHARD W. FURST
 Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
 Director:
 Foam Design, Inc.
 The Seed Corporation
 Office Suites Plus, Inc.
 ihigh, Inc.


GERALD L. GHERLEIN
 Retired Executive Vice President and
     General Counsel, Eaton Corporation


KATHLEEN A. OBERT
 Chairman and Chief Executive Officer,
     Edward Howard & Co.


J. WILLIAM PULLEN
 President and Chief Operating Officer,
     Whayne Supply Company


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Telephone:
Contact your plan administrator

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act registration number is 811-4416


UAF-PS-001-0100
--------------------------------------------------------------------------------

                           UA SERIES FUNDS PROSPECTUS
                                 CLASS 2 SHARES

                                 October 1, 2002
--------------------------------------------------------------------------------
                                  EQUITY FUNDS
                            UA Emerging Markets Fund
                          UA International Equity Fund
                             UA Large Cap Ultra Fund
                             UA Large Cap Value Fund
                               UA Real Estate Fund
                            UA Small Cap Growth Fund
                          UA Small / Mid Cap Value Fund

                               FIXED INCOME FUNDS
                             UA High Yield Bond Fund
                           UA Short Duration Bond Fund
                         UA U.S. Government Income Fund

                                MONEY MARKET FUND
                              UA Money Market Fund

                              [UA LOGO OMITTED]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT ADVISER
NATIONAL CITY INVESTMENT
MANAGEMENT COMPANY







ABOUT THIS PROSPECTUS
This prospectus gives you important
information that you should know about
the Class 2 Shares of the UA Series of
Armada Funds (the Trust) before investing.
The UA Series consists of 11 separate
investment portfolios (Funds). The Funds have individual investment goals and strategies. To obtain more information on the Funds, call 1-866-34UNION (348-6466).
Please read this prospectus and keep it for future reference.




THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


UA EMERGING MARKETS FUND .................................................     2

UA INTERNATIONAL EQUITY FUND .............................................     4

UA LARGE CAP ULTRA FUND ..................................................     6

UA LARGE CAP VALUE FUND ..................................................     7

UA REAL ESTATE FUND ......................................................     8

UA SMALL CAP GROWTH FUND .................................................    10

UA SMALL/MID CAP VALUE FUND ..............................................    11

UA HIGH YIELD BOND FUND ..................................................    14

UA SHORT DURATION BOND FUND ..............................................    16

UA U.S. GOVERNMENT INCOME FUND ...........................................    18

UA MONEY MARKET FUND .....................................................    22

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...................    24

MORE INFORMATION ABOUT FUND INVESTMENTS ..................................    26

INVESTOR PROFILES ........................................................    27

INVESTMENT ADVISER AND INVESTMENT TEAMS ..................................    30

PURCHASING, SELLING AND EXCHANGING FUND SHARES ...........................    30

DIVIDENDS AND TAXES ......................................................    34

--------------------------------------------------------------------------------
RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

                                                                   1  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of companies located in emerging market countries

PRINCIPAL RISKS
Market risk, foreign risk, emerging markets risk, country risk, credit risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.

Within a particular country, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuations are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances, this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

2  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                            UA EMERGING MARKETS FUND (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                   3  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in common stocks of issuers located in at least three foreign countries

PRINCIPAL RISKS
Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more

4  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                        UA INTERNATIONAL EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                   5  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA LARGE CAP ULTRA FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization greater than $3 billion.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES
See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

6  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                         UA LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK
Market risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization greater than $3 billion.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                   7  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA REAL ESTATE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income and capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in equity securities, primarily common stocks, of companies engaged in the real estate industry

PRINCIPAL RISKS
Market risk, real estate industry risk, REITs risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.

REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances, this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may

8  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                 UA REAL ESTATE FUND (CONTINUED)
--------------------------------------------------------------------------------

be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                   9  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
UA SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

10  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                     UA SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in value-oriented common stocks of small cap and mid cap companies

PRINCIPAL RISKS
Market risk, smaller companies risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 12 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  11  PROSPECTUS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA EMERGING                            UA INTERNATIONAL
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          MARKETS FUND                              EQUITY FUND
----------------------------------------------
Investment Advisory Fees                                   1.15%                                    1.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%                                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.73%                                    0.48%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                    2.23%                                    1.98%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA LARGE CAP                             UA LARGE CAP
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           ULTRA FUND                               VALUE FUND
----------------------------------------------
Investment Advisory Fees                                   0.75%                                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%                                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.24%                                    0.24%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                    1.34%                                    1.34%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                            UA REAL                               UA SMALL CAP
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           ESTATE FUND                              GROWTH FUND
----------------------------------------------
Investment Advisory Fees                                   0.75%                                    1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%                                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.24%                                    0.24%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                    1.34%                                    1.59%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                    UA SMALL/MID CAP VALUE
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              FUND
----------------------------------------------
Investment Advisory Fees                                   1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.24%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                    1.59%
------------------------------------------------------------------------------------------------------------------------------------

1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

2 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

      UA Emerging Markets Fund             2.15%
      UA International Equity Fund         1.90%
      UA Large Cap Ultra Fund              1.26%
      UA Large Cap Value Fund              1.26%
      UA Real Estate Fund                  1.26%
      UA Small Cap Growth Fund             1.51%
      UA Small/Mid Cap Value Fund          1.51%

This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time. For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

12  PROSPECTUS

--------------------------------------------------------------------------------
                                                                    EQUITY FUNDS
--------------------------------------------------------------------------------
                                                FUND FEES & EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 YEAR           3 YEARS
--------------------------------------------------------------------------------
UA EMERGING MARKETS FUND                 $ 226            $ 697
--------------------------------------------------------------------------------
UA INTERNATIONAL EQUITY FUND             $ 201            $ 621
--------------------------------------------------------------------------------
UA LARGE CAP ULTRA FUND                  $ 136            $ 425
--------------------------------------------------------------------------------
UA LARGE CAP VALUE FUND                  $ 136            $ 425
--------------------------------------------------------------------------------
UA REAL ESTATE FUND                      $ 136            $ 425
--------------------------------------------------------------------------------
UA SMALL CAP GROWTH FUND                 $ 162            $ 502
--------------------------------------------------------------------------------
UA SMALL/MID CAP VALUE FUND              $ 162            $ 502
--------------------------------------------------------------------------------

                                                                  13  PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in high yield, high risk debt securities

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

14  PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                             UA HIGH YIELD BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  15  PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY
Investing in high-quality fixed income securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS
Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Short Duration Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell.

Due to its investment strategy, the Fund will buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its

16  PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                         UA SHORT DURATION BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  17  PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
UA U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY
Investing in mortgage-related securities issued or guaranteed by the U.S. government

PRINCIPAL RISKS
Market risk, interest rate risk, prepayment/extension risk, credit risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS
OF INVESTING

MARKET RISK. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the

18  PROSPECTUS

--------------------------------------------------------------------------------
                                                              FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                      UA U.S. GOVERNMENT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------

Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  19  PROSPECTUS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                         UA HIGH YIELD                          UA SHORT DURATION
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)            BOND FUND                                BOND FUND
----------------------------------------------
Investment Advisory Fees                                   0.60%                                    0.40%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%                                    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%                                    0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.24%                                    0.24%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                      1.19%                                    0.99%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                      UA U.S. GOVERNMENT
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           INCOME FUND
----------------------------------------------
Investment Advisory Fees                                   0.55%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other(2)                                                0.24%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                      1.14%
------------------------------------------------------------------------------------------------------------------------------------

1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

2 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

      UA High Yield Bond Fund              1.11%
      UA Short Duration Bond Fund          0.91%
      UA U.S. Government Income Fund       1.06%

This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLES
--------------------------------------------------------------------------------
These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                         1 YEAR           3 YEARS
--------------------------------------------------------------------------------
UA HIGH YIELD BOND FUND                  $ 121            $ 378
--------------------------------------------------------------------------------
UA SHORT DURATION BOND FUND              $ 101            $ 315
--------------------------------------------------------------------------------
UA U.S. GOVERNMENT INCOME FUND           $ 116            $ 362
--------------------------------------------------------------------------------

20  PROSPECTUS

--------------------------------------------------------------------------------

                     This page is intentionally left blank.

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
UA MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY

INVESTMENT GOAL
High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY
Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS
Loss risk, interest rate risk, credit risk, counterparty risk

PRINCIPAL
INVESTMENT STRATEGIES

The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of Nationally Recognized Statistical Rating Organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS
OF INVESTING

LOSS RISK. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

22  PROSPECTUS

--------------------------------------------------------------------------------
                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                            FUND FEES & EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.
----------------------------------------------
 ANNUAL FUND OPERATING EXPENSES                        UA MONEY MARKET
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)              FUND
----------------------------------------------
Investment Advisory Fees                                   0.35%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                  0.10%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(1)                           0.25%
--------------------------------------------------------------------------------
   Other(2)                                                0.24%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                                      0.94%
--------------------------------------------------------------------------------

1 Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

2 Other expenses for the Funds are based on estimated amounts for the current fiscal year.

3 During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02%. In addition, the Adviser expects to waive a portion of its advisory fees for the Fund. With this fee limitation and waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.76%, respectively. This fee limitation and waiver are in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                         1 YEAR           3 YEARS
--------------------------------------------------------------------------------
UA MONEY MARKET FUND                      $96               $300
--------------------------------------------------------------------------------

                                                                  23  PROSPECTUS

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.

------------------------------------------------------------------------------------------------------------------------------------
                                                 Fixed                             High-Yield     Asset-    Mortgage-
                                     Equity      Income    Government  Repurchase  Lower Rated    Backed      Backed     Foreign
                                   Securities  Securities  Securities  Agreements   Securities  Securities  Securities  Securities
------------------------------------------------------------------------------------------------------------------------------------
  UA Emerging Markets Fund             [ ]         [ ]         [ ]                      [ ]         [ ]         [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA International Equity Fund         [ ]                                                                                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Large Cap Ultra Fund              [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Large Cap Value Fund              [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Real Estate Fund                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Small Cap Growth Fund             [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Small/Mid Cap Value Fund          [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA High Yield Bond Fund                          [ ]                                  [ ]         [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Short Duration Bond Fund                      [ ]         [ ]                                  [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA U.S. Government Income Fund                   [ ]         [ ]                                  [ ]         [ ]
------------------------------------------------------------------------------------------------------------------------------------
  UA Money Market Fund                             [ ]                     [ ]
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The

24  PROSPECTUS

--------------------------------------------------------------------------------

securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks associated with investing in high-yield securities, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may

                                                                  25  PROSPECTUS

--------------------------------------------------------------------------------

be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.


A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. Except for the UA Emerging Markets Fund and the UA International Equity Fund, which invest in foreign securities as part of their principal investment strategies, an Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of the Equity Funds' principal investment strategies.

The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in foreign markets. Such investments are not used as part of the Fund's principal investment strategies. Securities of Canadian issuers are not subject to this limitation. While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

26  PROSPECTUS

--------------------------------------------------------------------------------

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

------------------------------------------------------------------------------------------------------------------------------------
FUND                                     MAY BE APPROPRIATE FOR . . .
------------------------------------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund                 Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies in emerging markets
------------------------------------------------------------------------------------------------------------------------------------
UA International Equity Fund             Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
UA Large Cap Ultra Fund                  Investors seeking capital  appreciation who are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of large cap companies
------------------------------------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund                  Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies
------------------------------------------------------------------------------------------------------------------------------------
UA Real Estate Fund                      Investors seeking current income and capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in companies principally engaged in the real estate industry, including REITs
------------------------------------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund                 Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies
------------------------------------------------------------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund              Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small and mid cap companies
------------------------------------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund                  Investors seeking high current income and capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in junk bonds
------------------------------------------------------------------------------------------------------------------------------------
UA Short Duration Bond Fund              Investors seeking high current income but who desire the relative safety of investing in a fund that invests primarily in short term investment quality debt securities
------------------------------------------------------------------------------------------------------------------------------------
UA U.S. Government Income Fund           Investors seeking current income who are interested in the lower credit risk associated with a fund that invests primarily in U.S. government fixed income securities
------------------------------------------------------------------------------------------------------------------------------------
UA Money Market Fund                     Investors seeking current income and reduced risk through a widely diversified money market portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                                                  27  PROSPECTUS

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada International Equity Fund. The UA International Equity Fund and the Armada International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada International Equity Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA INTERNATIONAL EQUITY FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE MSCI EAFE INDEX.
-----------------------------------------------------------------------
                                                     SINCE
                                         1 YEAR    INCEPTION
-----------------------------------------------------------------------
Armada International Equity Fund
 (Class I Shares)                        -25.42%     0.84%(1)
-----------------------------------------------------------------------
MSCI EAFE Index(3)                       -21.44%    -1.74%(2)
-----------------------------------------------------------------------

1   Since August 1, 1997.

2   Since July 31, 1997.

3 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

UA LARGE CAP ULTRA FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Ultra Fund. The UA Large Cap Ultra Fund and the Armada Large Cap Ultra Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Ultra Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Ultra Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Ultra Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Ultra Fund does not necessarily indicate how the UA Large Cap Ultra Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA LARGE CAP ULTRA FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX.
-----------------------------------------------------------------------
                                                     SINCE
                               1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------------
Armada Large Cap
Ultra Fund
 (Class I Shares)              -22.94%    8.79%     11.09%(1)
-----------------------------------------------------------------------
Russell 1000
Growth Index(3)                -20.42%    8.27%      9.63%(2)
-----------------------------------------------------------------------

1   Since December 28, 1995.

2   Since December 31, 1995.

3 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

UA LARGE CAP VALUE FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Large Cap Value Fund. The UA Large Cap Value Fund and the Armada Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Large Cap Value Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.
-----------------------------------------------------------------------
                                                     SINCE
                               1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------------
Armada Large Cap
Value Fund
 (Class I Shares)              -3.79%     8.84%     11.88%(1)
-----------------------------------------------------------------------
Russell 1000
Growth Index(3)                -5.60%    11.13%     12.27%(2)
-----------------------------------------------------------------------

1   Since July 1, 1994.

2   Since June 30, 1994.

3 The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

28  PROSPECTUS

--------------------------------------------------------------------------------

UA SMALL CAP GROWTH FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Small Cap Growth Fund. The UA Small Cap Growth Fund and the Armada Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Small Cap Growth Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.
-----------------------------------------------------------------------
                                                     SINCE
                                         1 YEAR    INCEPTION
-----------------------------------------------------------------------
Armada Small Cap
Growth Fund
 (Class I Shares)                        -8.11%     4.23%(1)
-----------------------------------------------------------------------
Russell 2000 Growth Index(3)             -9.23%     0.92%(2)
-----------------------------------------------------------------------

1   Since August 1, 1997.

2   Since July 31, 1997.

3 The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

UA U.S. GOVERNMENT INCOME FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada U.S. Government Income Fund. The UA U.S. Government Income Fund and the Armada U.S. Government Income Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA U.S. Government Income Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada U.S. Government Income Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada U.S. Government Income Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada U.S. Government Income Fund does not necessarily indicate how the UA U.S. Government Income Fund will perform in the future.

THIS TABLE COMPARES THE ARMADA U.S. GOVERNMENT INCOME FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.
-----------------------------------------------------------------------
                                                     SINCE
                               1 YEAR    5 YEARS   INCEPTION
-----------------------------------------------------------------------
Armada U.S. Government
Income Fund
 (Class I Shares)               7.61%     6.82%     6.50%(1)
-----------------------------------------------------------------------
Lehman Mortgage-
Backed Securities
Index(3)                        8.22%     7.49%     7.17%(2)
-----------------------------------------------------------------------

1   Since November 12, 1992.

2   Since October 31, 1992.

3 The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

UA MONEY MARKET FUND
This Fund is new and has no performance history. The performance shown below is that of the Armada Money Market Fund. The UA Money Market Fund and the Armada Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Armada Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Armada Money Market Fund.

The performance table illustrates the risks and volatility of an investment in a similar fund. Of course, past performance of the Armada Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.

THIS TABLE SHOWS THE ARMADA MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.
-----------------------------------------------------------------------
                                                     SINCE
                     1 YEAR    5 YEARS  10 YEARS   INCEPTION
-----------------------------------------------------------------------
Armada Money
Market Fund
 (Class I Shares)     3.91%     5.12%     4.66%     5.55%(1)
-----------------------------------------------------------------------

1 Since September 3, 1986.

                                                                  29  PROSPECTUS

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND
INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $29.9 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets.

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                    MANAGEMENT TEAM                                              ADVISORY FEE
------------------------------------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund                     International Equity Investment Management Team                  1.15%
------------------------------------------------------------------------------------------------------------------------------------
UA International Equity Fund                 International Equity Investment Management Team                  1.15%
------------------------------------------------------------------------------------------------------------------------------------
UA Large Cap Ultra Fund                      Growth Equity Investment Management Team                         0.75%
------------------------------------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund                      Value Equity Investment Management Team                          0.75%
------------------------------------------------------------------------------------------------------------------------------------
UA Real Estate Fund                          Value Equity Investment Management and                           0.75%
                                             Real Estate Investment Management Teams
------------------------------------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund                     Growth Equity Investment Management Team                         1.00%
------------------------------------------------------------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund                  Value Equity Investment Management Team                          1.00%
------------------------------------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund                      Taxable Fixed Income Management Team                             0.60%
------------------------------------------------------------------------------------------------------------------------------------
UA Short Duration Bond Fund                  Taxable Fixed Income Management Team                             0.40%
------------------------------------------------------------------------------------------------------------------------------------
UA U.S. Government Income Fund               Taxable Fixed Income Management Team                             0.55%
------------------------------------------------------------------------------------------------------------------------------------
UA Money Market Fund                         Taxable Money Market Management Team                             0.35%
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING, SELLING AND
EXCHANGING FUND SHARES

CLASS 2 SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE AVAILABLE TO SELECTED DEFINED CONTRIBUTION RETIREMENT PLANS AND INDIVIDUALS ASSOCIATED WITH CERTAIN ORGANIZATIONS AND THEIR FAMILY MEMBERS, INCLUDING PLANS AND INDIVIDUALS ASSOCIATED WITH THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

30  PROSPECTUS

--------------------------------------------------------------------------------
HOW TO PURCHASE FUND SHARES

                            NEW ACCOUNT SET UP                                          ADDING TO AN EXISTING ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE                   Call our Investor Services Line to obtain an application.   Call our Investor Services Line to purchase
1-866-348-6466                                                                          additional shares.
------------------------------------------------------------------------------------------------------------------------------------
MAIL                        Complete an application and mail it along with a check      Make your check payable to "UA Series
                            payable, in U.S. dollars, to "UA Series (Fund Name)."       (Fund Name)." Please include your account
                               UA Series Funds                                          number on your check and mail it to the
                               P.O. Box 8532                                            address at the left.
                               Boston, MA  02266-8532

                            For overnight delivery mail to:
                               Boston Financial Data Services
                               Attn: UA Series
                               66 Brooks Drive
                               Braintree, MA  02184

                            The trust cannot accept third-party checks,
                            starter checks, credit cards, credit card checks,
                            cash or cash equivalents (i.e. cashier's check,
                            bank draft, money order or travelers' check).
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE    Complete "Bank, Wire & Electronic Funds                     A Planned Investment Program can be set
("ACH")                     Transfer Instructions" section of the                       up to automatically purchase shares on
                            application to have funds directly transferred              designated dates during the month. Please
                            from a bank account. A primary and                          see "Planned Investment Program" below.
                            secondary account may be established. Please
                            note all electronic transfers will be on the
                            primary account unless notified otherwise.
                            Any changes in these instructions must be
                            made in writing to UA Series with a
                            signature guarantee.
------------------------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT          With a $50 minimum initial investment and if                With current account information on your
PROGRAM                     you have a checking or savings account with a               account, participation in the program can be
                            bank, you may purchase Class 2 Shares                       arranged via the Internet or by calling
                            automatically through regular deductions from               1-866-348-6466.
                            your account in amounts of at least $50 per
                            month per account.                                          For existing accounts, without account
                                                                                        information, participation can be arranged
                            You may arrange for participation in this                   by completing an Account Change Form
                            program when a new account is established.                  with banking information. This form must
                                                                                        include a signature guarantee by a bank
                                                                                        or other financial institution.
------------------------------------------------------------------------------------------------------------------------------------
WIRE                        To purchase shares by wire, call 1-866-348-6466             Call 1-866-348-6466 prior to sending
                            to set up your account to accommodate wire                  the wire in order to obtain a confirmation
                            transactions and to receive a wire control number           number and to ensure prompt and accurate
                            to be included in the body of the wire. Ask your            handling of funds. Ask your bank to transmit
                            bank to transmit immediately available funds by             immediately available funds by wire as
                            wire in the amount of your purchase to:                     described at the left. Please include your
                               State Street Bank and Trust Company                      account number.
                               ABA #011000028
                               Account 9905589-9 Credit UA Series                       The Fund and its transfer agent are not
                               (Account Registration)                                   responsible for the consequences of delays
                               (Account Number)                                         resulting from the banking or Federal
                               (Wire Control Number)                                    Reserve Wire system, or from incomplete
                                                                                        wiring instructions.
                            Note:  Your bank may charge you a fee for this service.


                            The Fund and its transfer agent are not responsible for
                            the consequences of delays resulting from the banking
                            or Federal Reserve Wire system, or from incomplete
                            wiring instructions.

                                                                  31  PROSPECTUS

--------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the New York Stock Exchange is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time, except for the Money Market Fund, for which the deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 12:30 p.m. Eastern time.

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each of the UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund other than the UA Money Market Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices.

In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

In calculating NAV for the UA Money Market Fund, the Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

SALES CHARGES

There are no sales charges on the purchase of Class 2 Shares.

HOW TO SELL YOUR FUND SHARES

TELEPHONE
1-866-348-6466

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form or by calling our Investor Services line.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other

32  PROSPECTUS

--------------------------------------------------------------------------------

than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined. Good order means that your request includes complete information and legal requirements on your redemption.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. The Trust does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class 2 Shares of a UA Series Fund for Class 2 Shares of any other UA Series Fund on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-866-348-6466

Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-866-348-6466.

SYSTEMATIC EXCHANGE PROGRAM

Exchange existing shares of the UA Money Market Fund for any other UA Series Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         UA Series
         P.O. Box 8532
         Boston, MA 02266-8532

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: UA Series
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund

                                                                  33  PROSPECTUS

--------------------------------------------------------------------------------

incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. The Trust may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of the Trust may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of the Trust reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND
SHARES

Each Fund has adopted a distribution plan with respect to Class 2 Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class 2 Shares, after fee waivers, as a percentage of average daily net assets, are 0.02% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class 2 Shares.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class 2 Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class 2 Shares for these shareholder services.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         UA Emerging Markets Fund
         UA International Equity Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund
         UA Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         UA Large Cap Ultra Fund
         UA Large Cap Value Fund

The following Funds distribute income monthly:

         UA High Yield Bond Fund
         UA Short Duration Bond Fund
         UA U.S. Government Income Fund
         UA Money Market Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing

34  PROSPECTUS

--------------------------------------------------------------------------------

prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

                                                                  35  PROSPECTUS

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEI Investments Distribution Co.
                             One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

36  PROSPECTUS

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.


JOHN G. BREEN
 Retired Chairman and CEO,
     The Sherwin Williams Co.
 Director:
 The Sherwin Williams Co.
 Parker Hannifin Corp.
 Mead Westvaco Corp.
 Goodyear Tire & Rubber Co.
 The Stanley Works


JOHN F. DURKOTT
 President and Chief Executive Officer,
     Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.


GERALD L. GHERLEIN
Retired Executive Vice President and
    General Council, Eaton Corporation


KATHLEEN A. OBERT
Chairman and Chief Executive Officer,

    Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Operating Officer,

    Whayne Supply Company

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Telephone:
Call 1-866-34UNION
     (1-866-348-6466)

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's Web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


Armada Funds' Investment Company Act registration number is 811-4416

UAF-PS-002-0100
--------------------------------------------------------------------------------

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2002


                                  EQUITY FUNDS
                             ARMADA CORE EQUITY FUND
                            ARMADA EQUITY GROWTH FUND
                            ARMADA EQUITY INDEX FUND
                        ARMADA INTERNATIONAL EQUITY FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND



                           ARMADA MID CAP GROWTH FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND

                         ARMADA SMALL/MID CAP VALUE FUND

                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND

                           ARMADA HIGH YIELD BOND FUND

                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND

                         ARMADA SHORT DURATION BOND FUND

                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND

                     ARMADA TREASURY PLUS MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2002, may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.



CURRENT PROSPECTUSES


o Prospectus dated October 1, 2002 for A, B and H Shares of the Money Market Funds.

o Prospectus dated October 1, 2002 for I Shares of the Money Market Funds.

o Prospectus dated October 1, 2002 for A, B and H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2002 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
  Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2002 for C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
  Fund), Tax-Free Bond Funds and the Money Market Fund.

o Prospectus dated October 1, 2002 for A, B and H Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2002 for I Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2002 for C Shares of the Armada Strategic Income Bond Fund.

The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2002 Annual Reports dated May 31, 2002 are incorporated by reference into this SAI. No other parts of the Armada Funds 2002 Annual Report are incorporated herein.

                                TABLE OF CONTENTS

                                                                            PAGE

PHTRANS\368073\6

STATEMENT OF ADDITIONAL INFORMATION..........................................1

INVESTMENT OBJECTIVE AND POLICIES............................................2

INVESTMENT LIMITATIONS......................................................70

NET ASSET VALUE.............................................................72

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................75

DESCRIPTION OF SHARES.......................................................88

ADDITIONAL INFORMATION CONCERNING TAXES.....................................93

TRUSTEES AND OFFICERS.......................................................97

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND

  TRANSFER AGENCY AGREEMENTS...............................................106

SHAREHOLDER SERVICES PLAN..................................................117

PORTFOLIO TRANSACTIONS.....................................................118

AUDITORS ..................................................................120

COUNSEL ...................................................................121

PERFORMANCE INFORMATION....................................................121

MISCELLANEOUS..............................................................144

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.


                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

                  The Pennsylvania Tax Exempt Money Market, Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  On June 9, 2000, the Enhanced Income Fund changed its name to the Limited Maturity Bond Fund. On March 1, 2001, the Equity Income Fund changed its name to the Large Cap Value Fund. References in this SAI are to the Funds' current names.

                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.

                  The Mid Cap Growth,  Large Cap Ultra,  U.S.  Government Income
and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone Large Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing
Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA CORE EQUITY FUND

                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (I.E., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (I.E., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

                  The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

                  Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA EQUITY GROWTH FUND


                  Under normal conditions the Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P 500. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

ARMADA EQUITY INDEX FUND

                  The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

                  The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.5 billion. The range of market capitalization for companies represented in the S&P 500 was $353 million to nearly $407 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

                  The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA INTERNATIONAL EQUITY FUND


                  The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.


                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United

Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP ULTRA FUND


                  The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer.


                  The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.


                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND


                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.



ARMADA MID CAP GROWTH FUND


                  The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to companies in the Russell Midcap Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.


                  The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA SMALL CAP GROWTH FUND


                  The Fund invests primarily in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.


ARMADA SMALL CAP VALUE FUND


                  Under normal conditions, the Fund invests primarily in equity securities of companies with market capitalizations comparable to those of companies in the Russell 2000 Value Index. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

ARMADA SMALL/MID CAP VALUE FUND

         The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Smaller Capitalization Stocks" below.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

                  Securities held by the Small Cap Value, Small Cap Growth and Small/Mid Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.


ARMADA TAX MANAGED EQUITY FUND

                  The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

                  The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

                  The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

                  Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

                  Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.


                  The Fund invests primarily in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.


                  The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

                  The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND


                  The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index as its performance benchmark. The average maturity of the Fund will be from four to twelve years.


ARMADA GNMA FUND


                  The Fund seeks to achieve its objective by normally investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.

ARMADA HIGH YIELD BOND FUND

                  Please see the Fund's prospectuses and "Additional Information About Portfolio Investments" below for information on the Fund's investment policies and strategies.


ARMADA INTERMEDIATE BOND FUND


                  The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.


ARMADA LIMITED MATURITY BOND FUND


                  The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.

ARMADA SHORT DURATION BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


ARMADA STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND


                  The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.


                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA U.S. GOVERNMENT INCOME FUND


                  The Fund will normally invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although the Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.


                  The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.


                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.


ARMADA MICHIGAN MUNICIPAL BOND FUND

                  As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND


                  The Fund will normally invest primarily in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

         SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Municipal Bond and Pennsylvania Municipal Bond Funds invest up to 100% of its total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Ohio Municipal Securities.


                  The Fund will normally invest at least 80% of the value of its net assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and

Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.


                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Pennsylvania Municipal Securities.

                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

                  SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND


                  The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.


ARMADA TREASURY PLUS MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

SHAREHOLDER VOTE

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.


                  The High Yield Bond Fund invests primarily in debt securities rated below investment grade. The Strategic Income Bond and Total Return Advantage Funds may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.


                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES


                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with
(1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS


                  Each of the Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value, Balanced Allocation, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.


                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS


                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS


                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.


                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.



REPURCHASE AGREEMENTS


                  Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.


                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


                  With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS


                  Each Fund (other than Treasury Money Market Fund and Treasury Plus Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


LENDING OF PORTFOLIO SECURITIES


                  Each of  the  Equity   Funds,  Balanced  Allocation  Fund  and
Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES


                  Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


TAXABLE MONEY MARKET INSTRUMENTS

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the U.S. Government Income Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or Global Depositary Receipts ("GDRs"). The U.S. Government Income Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  On January 1, 1999,  the European  Economic and Monetary Union
(EMU) introduced a new single currency called the euro. As of July 1, 2002, the euro has replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro.

                  The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain

Funds may be denominated in the euro. Additionally, lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.


                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.


FOREIGN CURRENCY TRANSACTIONS


                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.


                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


EXCHANGE RATE-RELATED SECURITIES


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


CONVERTIBLE SECURITIES


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS


                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.


OTHER DEBT SECURITIES


                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.


                  The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and
BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS


                  Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


FUTURES AND RELATED OPTIONS


                  The Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value and Tax Managed Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Bond, High Yield Bond, Limited Maturity Bond, Short Duration Bond, Strategic Income Bond and Total Return Advantage Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the Bond, GNMA and U.S. Government Income Funds may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

                  The Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value and Tax Managed Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Each of the High Yield Bond and Short Duration Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities.

In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.


                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.


                  The Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.


                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the Equity Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS


                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.


                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.


                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid

Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.


                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS


                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.


SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES

                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.


                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


COLLATERALIZED DEBT OBLIGATIONS

                  The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses do to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.


INTEREST RATE AND TOTAL RETURN SWAPS


                  The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

                  A Fund will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.


ZERO COUPON OBLIGATIONS


                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS


                  The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Short Duration Bond, Strategic Income Bond and Total Return Advantage Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.


                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION


                  The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.


                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES


                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.



MONEY MARKET INSTRUMENTS


                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Funds may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objective and policies.

SHORT-TERM OBLIGATIONS

                  Each of the High Yield Bond and Short Duration Bond Funds may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less), such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. During temporary defensive periods, the Funds may hold up to 100% of its total assets in these types of obligations.

                  Investments such as commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, determined by the adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. In addition, the Funds may invest in Canadian Commercial Paper (CCP), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.


GOVERNMENT SECURITIES


                  The Treasury Money Market and Treasury Plus Money Market Funds
may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS


                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).


                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS


                  The Tax -Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


DERIVATIVE INSTRUMENTS


                  Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES


                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.


SECURITIES OF OTHER INVESTMENT COMPANIES


                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i. e., money market funds. As described in their prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.

                  The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.


                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the U.S. Government Income
Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

                  iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

                  Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and
(iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.


MUNICIPAL SECURITIES


                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal
Securities  may  be  materially   adversely  affected  by  litigation  or  other
conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.


                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


                  SPECIAL CONSIDERATION REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

               Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

               There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


                  Much of this information is as of July 1, 2002, particularly debt figures.


                  Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

               While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


                  In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.


               There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


               The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has ___ well-established ___ procedures for, and has timely taken, ___ necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

                  Recent biennium ending GRF balances were:

--------------------------------------------------------------------------------

               BIENNIUM             FUND BALANCE              CASH BALANCE
--------------------------------------------------------------------------------
                1992-93             $111,013,000              $393,634,000
--------------------------------------------------------------------------------
                1994-95              928,019,000              1,312,234,000
--------------------------------------------------------------------------------
                1996-97              834,933,000              1,367,750,000
--------------------------------------------------------------------------------
                1998-99              976,778,000              1,512,528,000
--------------------------------------------------------------------------------
                2000-01              219,414,000               817,069,000
--------------------------------------------------------------------------------

               Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

               The  following  is  a  selective  general   discussion  of  State
finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

               1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

               As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

               As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

               1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

               1996-97.  From a higher  than  forecasted  mid-biennium  GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

               1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs, and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

               2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

               The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

               In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

               Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition,

OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer necessary.

               CURRENT BIENNIUM. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

               Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

               The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

               That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

               o Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

               o Appropriated an additional $10 million from the BSF to an emergency purposes fund.

               o Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

                The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

                Executive and legislative actions were taken based on the then new OBM estimates, including:

                o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

                o Then in December, the General assembly passed legislation, more significant aspects of which included:

                   o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

                   o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.

                   o Reducing appropriation spending authorizations for the legislative and judicial branches.

                   o   Making    certain    tax-related    changes    (including
                       accelerating the time for certain payments).

                   o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

                Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

                These updated estimates of GRF revenue shortfalls were approximately $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for FY 2002 and for the biennium, based on estimates and projections at the time. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation, that provides for, among other things:

                   o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

                   o Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

                   o Increased cigarette tax by 31(cent)per pack (to a total of 55(cent)a pack). The increase was estimated by OBM to produce approximately $283 million in FY 2003.

                   o Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

                   o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was estimated by OBM to produce approximately $283 million in FY 2003.

                   o   Selective  additional   appropriation  cuts  for  certain
                       departments.

                Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

                Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001. Collections through June of personal income taxes and corporate franchise taxes continued those tax collections below prior OBM estimates for the year.

                FY 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

                On July 1,  2002,  the  first  day of the new FY,  the  Governor ordered further cutbacks for FY 2003 in previously-authorized GRF spending (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks in some cases were as high as 15%, with actual amounts and manners to be determined by the agencies and departments in consultation with the OBM Director. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

                OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

               Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been authorized under the standard formula.

               Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates in FY 2002 did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.


               The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


               By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At July 1, 2002, over $2.80 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($49.2 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.16 billion outstanding); (c) the conservation purposes bonds referred to below ($50 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($164.7 million outstanding, with no more than $50 million to be issued in any one year).

               A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

               A  1999   constitutional   amendment   authorizes  State  general
obligation debt to pay costs of facilities for a system of common schools throughout the State ($699.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($728.4 million outstanding).

               That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

               A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

               The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

               In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


               A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).


               A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)


               State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


               Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

               In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

                o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.


                o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.


The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

               The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

               It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.


               The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.


               A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.


               Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


               For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities are in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with four on preliminary "fiscal watch" status.

               At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


               SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


                  The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

                  The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

                  Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent, compared to a 0.7 percent rate for the Middle Atlantic region and 2.2 percent for the U.S. during the period 1991 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

                  Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States.

                  Personal income in the Commonwealth for 2000 is $362.8 billion, an increase of 5.7 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 2000 personal income estimates, per capita income for 2000 is at $29,533 in the Commonwealth as compared to per capita income in the United States of $29,451.

                  At the end of the 2001 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $335.5 million. The surplus was higher than anticipated as a result of financial operations, appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2001 fiscal year totaled $20,561.7 million, an increase of 1.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $444.6 million of tax reductions, enacted with the fiscal 2001 budget, were constrained with slowing economic growth. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2001 total $19,171.0 million, a 2.9 percent increase over expenditures during fiscal 2000.

                  By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2002 fiscal year included appropriations from Commonwealth revenues of $20,689.9 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $20,361.1 million. A draw down of the fiscal 2001 year-end unappropriated balance is intended to fund the difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of 3.5 percent over the spending authorized for fiscal 2001 of $19,910.8 million.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of February 1, 2002, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania

Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and the Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. The non-governmental plaintiffs oppose the stay, and the District Court has yet to rule on it. No other activity has occurred in the District Court in the meantime. (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination,
(2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The Department of Revenue has not yet announced a remedy, and PPG has filed a petition for reconsideration with the Court, which is currently pending. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. Twenty or more insurance companies have challenged the Department of Revenue's application or portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 2001. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $901.9 million in special revenue bonds outstanding as of June 30, 2001.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa3 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2002-2003, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.


                  The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.


                  Total State wage and salary employment is estimated to have declined by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.9% annual rate in 2001.

                  During the six years prior to 2001, improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion, but withdrawals in the period 2001-2003 are projected to leave the balance at September 30, 2003 in the range of $250 million.

                  In 2001, the Michigan economy began to feel the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002.

                  The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.


                  The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.


                  The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

                  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

                  The   State   Constitution   limits   the   extent   to  which
municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.


                  On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.2%), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002 the State began to impose an additional tax of $.50 per pack on cigarettes as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

                  Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2002.


                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS


                  Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.


PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


                  The High Yield Bond, Short Duration Bond and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. The Small/Mid Cap Value Fund recently commenced operations and has no significant portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the Small/Mid Cap Value Fund, High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund are not expected to exceed 150%, 150%, 100% and 100%, respectively, although these rates could be higher. Certain Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.


                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

     (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

     (d) personal credit and business credit businesses will be considered separate industries.


                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.


                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  Each Fund other than the Aggressive Allocation, Conservative Allocation, Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may not:

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.





                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:


                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.


                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.


                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies.

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.


                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS


                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each  Money   Market  Fund   invests   only  in   high-quality
instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


VALUATION OF DEBT SECURITIES


                  Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

                  In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER

                  Securities  for  which  market   quotations  are  not  readily
available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                  Shares in the Funds are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA

02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class H Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class H Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class C Shares. Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge (not applicable to the Money Market Fund) and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase as described in the Prospectuses for Class A, Class B and Class H Shares. Class H Shares of the Money Market Fund are available to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

The Adviser pays commissions to dealers on new investments into the Equity, Fixed Income and Tax-Free Bond Funds as follows:

                  1.00% on assets between $1 million and $5 million; plus 0.50% on assets between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.


                  For  the  last  three  fiscal  years,   sales  loads  paid  by
shareholders  of Class A Shares were as  follows:

                                               FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                2002              2001                2000
----                                ----              ----                ----
Core Equity Fund..................$ 14,325           $22,936            $ 43,066
Equity Growth Fund................$ 55,996           $49,305            $ 62,504
Equity Index Fund.................$ 38,655           $23,375            $ 59,426
International Equity Fund.........$ 16,565           $25,457            $ 15,979
Large Cap Ultra Fund..............$ 15,695           $20,018            $ 13,501
Large Cap Value Fund..............$ 32,104           $18,187            $ 34,826
Mid Cap Growth Fund...............$ 13,219           $20,111            $  7,333
Small Cap Growth Fund.............$ 30,296           $27,871            $ 12,023
Small Cap Value Fund..............$301,909           $43,510            $ 17,231
Tax Managed Equity Fund...........$ 56,500           $66,614            $145,508
Aggressive Allocation Fund........$  7,596           $   406(1)            *
Balanced Allocation Fund..........$ 24,507           $19,554            $ 14,481
Conservative Allocation Fund......$  7,262           $     0(1)            *
Bond Fund.........................$ 20,183           $ 1,278            $  3,909
GNMA Fund.........................$ 16,038           $ 5,603            $  5,314
Intermediate Bond Fund............$  6,934           $ 4,019            $  1,890
Limited Maturity Bond Fund........$ 11,347           $ 3,462            $    117
Total Return Advantage Fund.......$  1,031           $ 2,348            $  2,656
U.S. Government Income Fund.......$ 39,093           $ 7,222            $    175
Michigan Municipal Bond Fund......$ 24,603           $ 6,564            $  1,331
National Tax Exempt Bond Fund.....$ 14,779           $ 1,335            $      0

                                               FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                2002              2001                2000
----                                ----              ----                ----
Ohio Tax Exempt Bond Fund.........$ 39,698           $11,639            $  2,234
Pennsylvania Municipal Bond Fund..$ 13,464           $   275            $      0
Money Market Fund.................$      0           $     0            $      0


* Not in operation during the period.
1 For the period March 6, 2001 (commencement of operations) to May 31, 2001.


                  For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:

                                         FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                      2002          2001          2000
----                                      ----          ----          ----
Core Equity Fund........................$ 1,559        $ 5,296      $17,826
Equity Growth Fund......................$ 6,796        $ 9,946      $8, 350
Equity Index Fund.......................$ 3,571        $ 1,919      $     0
International Equity Fund...............$ 5,063        $ 8,179      $    69
Large Cap Ultra Fund....................$ 8,105        $21,417      $51,816
Large Cap Value Fund....................$ 8,785        $23,013      $ 5,740
Mid Cap Growth Fund.....................$ 3,948        $10,069      $41,896
Small Cap Growth Fund...................$ 8,400        $25,841      $ 2,098
Small Cap Value Fund....................$ 3,456        $ 4,241      $   910
Tax Managed Equity Fund................ $15,469        $47,953      $46,891
Aggressive Allocation Fund..............$   212        $    01          *
Balanced Allocation Fund................$ 7,364        $ 8,186      $ 2,585
Conservative Allocation Fund............$ 1,890           *             *
Bond Fund...............................$ 2,731        $ 7,046      $ 6,941
GNMA Fund...............................$ 2,214        $ 1,250      $     0
Intermediate Bond Fund..................$ 3,126        $ 2,618      $ 6,191
Limited Maturity Bond Fund..............$ 4,096        $ 1,247      $     0
Total Return Advantage Fund.............$   500        $     0      $     0
U.S. Government Income Fund.............$ 3,605        $22,659      $85,391
Michigan Municipal Bond Fund............$    76        $ 2,070      $20,640
National Tax Exempt Bond Fund...........$ 4,902        $ 3,199      $   487
Money Market Fund.......................$ 7,949        $ 5,128      $   599


*  Not in operation during the period.
1  For the period May 8, 2001 (commencement of operations) to May 31, 2001.


                  For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                      2002          2001          2000
----                                      ----          ----          ----
Core Equity Fund.........................$    0         $  0       $    0 1
Equity Growth Fund.......................$   19         $ 99       $    0 2
Equity Index Fund........................$    3         $ 327      $   19 3

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                      2002          2001          2000
----                                      ----          ----          ----
International Equity Fund................$   27         $ 83       $    0(4)
Large Cap Ultra Fund.....................$   18         $  0(5)       *
Large Cap Value Fund.....................$    6         $200       $    0(2)
Mid Cap Growth Fund......................$   40         $ 21(5)       *
Small Cap Growth Fund....................$    4         $  0       $   24(1)
Small Cap Value Fund.....................$  141         $ 38       $    0(2)
Tax Managed Equity Fund..................$  211         $260       $    0(6)
Aggressive Allocation Fund...............$   40           *             *
Balanced Allocation Fund.................$   19         $142       $    0(7)
Conservative Allocation Fund.............$  481         $  0(8)       *
Bond Fund................................$   60         $ 57(9)       *
GNMA Fund............................... $1,099         $ 27       $    0(2)
Intermediate Bond Fund...................$    0         $274       $    0(10)
Limited Maturity Bond Fund.............. $1,025         $ 28       $    0(2)
Total Return Advantage Fund..............$  489         $  0(11)       *
U.S. Government Income Fund..............$   93         $  0 12)       *
National Tax Exempt Bond Fund............$    0         $102       $1,000(13)
Ohio Tax Exempt Bond Fund............... $5,490         $  0(14)       *
Pennsylvania Municipal Bond Fund.........$   45         $  0       $1,000(13)
Money Market Fund........................$    5         $  0       $    0

*   Not in operation during the period.
1 For the period January 20, 2000 (commencement of operations) through May 31, 2000.
2 For the period January 27, 2000 (commencement of operations) through May 31, 2000.
3 For the period January 17, 2000 (commencement of operations) through May 31, 2000.
4 For the period January 5, 2000 (commencement of operations) through May 31, 2000.
5   For the period June 15, 2000  (commencement  of operations)  through May 31,
    2001.
6 For the period January 10, 2000 (commencement of operations) through May 31, 2000.
7   For the period April 20, 2000  (commencement of operations)  through May 31,
    2000.
8   For the period May 23, 2001  (commencement  of  operations)  through May 31,
    2001.
9   For the period June 12, 2000  (commencement  of operations)  through May 31,
    2001.
10  For the period May 30, 2000  (commencement  of  operations)  through May 31,
    2000.
11 For the period October 3, 2000 (commencement of operations) through May 31, 2001.
12  For the period June 21, 2000  (commencement  of operations)  through May 31,
    2001.
13 For the period February 24, 2000 (commencement of operations) through May 31, 2000.
14  For the period June 23, 2000  (commencement  of operations)  through May 31,
    2001.


For the most recent fiscal year, sales loads paid by shareholders of Class H Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Core Equity Fund...................................     $   69 (1)
Equity Growth Fund.................................     $  269 (2)
Equity Index Fund..................................     $  399 (3)
International Equity Fund..........................     $   56 (4)
Large Cap Ultra Fund...............................     $  104 (5)
Large Cap Value Fund...............................     $  169 (2)

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Mid Cap Growth Fund................................         *
Small Cap Growth Fund..............................      $   71 (6)
Small Cap Value Fund...............................      $3,023 (2)
Tax Managed Equity Fund............................      $  271 (7)
Aggressive Allocation Fund.........................      $4,810 (8)
Balanced Allocation Fund...........................      $2,124 (2)
Conservative Allocation Fund.......................      $2,463 (9)
Bond Fund..........................................      $   45(10)
GNMA Fund..........................................      $  151(11)
Intermediate Bond Fund.............................      $  391(12)
Limited Maturity Bond Fund.........................      $1,021 (2)
Total Return Advantage Fund........................         *
U.S. Government Income Fund........................      $  140 (2)
Michigan Municipal Bond Fund                                *
National Tax Exempt Bond Fund......................         *
Ohio Tax Exempt Bond Fund..........................      $1,201 (6)
Pennsylvania Municipal Bond Fund...................         *
Money Market Fund..................................      $    0(13)

*   Not in operation during the period.
1   For the period May 1, 2002  (commencement  of  operations)  through  May 31,
    2002.
2 For the period February 5, 2002 (commencement of operations) through May 31, 2002.
3 For the period February 25, 2002 (commencement of operations) through May 31, 2002.
4   For the period April 8, 2002  (commencement  of operations)  through May 31,
    2002.
5   For the period April 9, 2002  (commencement  of operations)  through May 31,
    2002.
6   For the period April 1, 2002  (commencement  of operations)  through May 31,
    2002.
7   For the period April 12, 2002  (commencement of operations)  through May 31,
    2002.
8 For the period February 20, 2002 (commencement of operations) through May 31, 2002.
9 For the period February 6, 2002 (commencement of operations) through May 31, 2002.
10 For the period April 30, 2002 (commencement of operations) through May 31, 2002.
11 For the period April 19, 2002 (commencement of operations) through May 31, 2002.
12 For the period April 18, 2002 (commencement of operations) through May 31, 2002.
13 For the period April 11, 2002 (commencement of operations) through May 31, 2002.

For the most recent fiscal year, contingent deferred sales charges paid by Class H shareholders on redemptions of Class H Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Core Equity Fund.........................................  $ 0 (1)
Equity Growth Fund.......................................  $ 0 (2)
Equity Index Fund........................................  $ 0 (3)
International Equity Fund................................  $ 0 (4)
Large Cap Ultra Fund.....................................  $ 0 (5)
Large Cap Value Fund.....................................  $ 0 (2)
Mid Cap Growth Fund......................................     *

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Small Cap Growth Fund....................................  $ 0 (6)
Small Cap Value Fund.....................................  $ 0 (2)
Tax Managed Equity Fund..................................  $ 0 (7)
Aggressive Allocation Fund...............................  $ 0 (8)
Balanced Allocation Fund.................................  $ 0 (2)
Conservative Allocation Fund.............................  $ 0 (9)
Bond Fund................................................  $ 0(10)
GNMA Fund................................................  $ 0(11)
Intermediate Bond Fund...................................  $ 0(12)
Limited Maturity Bond Fund...............................  $ 0 (2)
Total Return Advantage Fund..............................     *
U.S. Government Income Fund..............................  $ 0 (2)
Michigan Municipal Bond Fund                                  *
National Tax Exempt Bond Fund............................     *
Ohio Tax Exempt Bond Fund................................  $ 0 (6)
Pennsylvania Municipal Bond Fund.........................     *
Money Market Fund........................................  $ 0(13)

*   Not in operation during the period.
1   For the period May 1, 2002  (commencement  of  operations)  through  May 31,
    2002.
2 For the period February 5, 2002 (commencement of operations) through May 31, 2002.
3 For the period February 25, 2002 (commencement of operations) through May 31, 2002.
4   For the period April 8, 2002  (commencement  of operations)  through May 31,
    2002.
5   For the period April 9, 2002  (commencement  of operations)  through May 31,
    2002.
6   For the period April 1, 2002  (commencement  of operations)  through May 31,
    2002.
7   For the period April 12, 2002  (commencement of operations)  through May 31,
    2002.
8 For the period February 20, 2002 (commencement of operations) through May 31, 2002.
9 For the period February 6, 2002 (commencement of operations) through May 31, 2002.
10 For the period April 30, 2002 (commencement of operations) through May 31, 2002.
11 For the period April 19, 2002 (commencement of operations) through May 31, 2002.
12 For the period April 18, 2002 (commencement of operations) through May 31, 2002.
13 For the period April 11, 2002 (commencement of operations) through May 31, 2002.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.


OFFERING PRICE PER CLASS A SHARE OF THE FUND


                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2002, is as follows:


                                         CORE EQUITY FUND    EQUITY GROWTH FUND
                                         ----------------    ------------------

Net Assets of A Shares                     $3,313,079.62     $103,257,855.69
Outstanding A Shares                         307,740.252       5,338,591.487
Net Asset Value Per Share                  $      10.77      $         19.34
Sales Charge, 5.50% of offering price      $       0.63      $          1.13
Offering to Public                         $      11.40      $         20.47


                                           INTERNATIONAL          LARGE CAP
                                             EQUITY FUND          ULTRA FUND
                                         ----------------    ------------------

Net Assets of A Shares                     $12,142,856.80       $7,600,648.21
Outstanding A Shares                        1,254,203.036         825,200.110
Net Asset Value Per Share                  $         9.68       $        9.21
Sales Charge, 5.50% of offering price      $         0.56       $        0.54
Offering to Public                         $        10.24       $        9.75


                                                                   LARGE CAP
                                                                  VALUE FUND
                                                              -----------------

Net Assets of A Shares                                          $39,510,500.67
Outstanding A Shares                                             2,500,827.213
Net Asset Value Per Share                                       $        15.80
Sales Charge, 5.50% of offering price                           $         0.92
Offering to Public                                              $        16.72


                                                             EQUITY INDEX FUND
                                                             -----------------

Net Assets of A Shares                                          $7,888,551.86
Outstanding A Shares                                              859,197.889
Net Asset Value Per Share                                       $        9.18
Sales Charge, 3.75% of offering price                           $        0.36
Offering to Public                                              $        9.54

                                                   MID CAP          SMALL CAP
                                                 GROWTH FUND       GROWTH FUND
                                              ----------------   --------------

Net Assets of A Shares                         $19,943,229.10    $21,941,195.66
Outstanding A Shares                            3,187,025.872     2,419,657.706
Net Asset Value Per Share                      $         6.26    $         9.07
Sales Charge, 5.50% of offering price          $         0.36    $         0.53
Offering to Public                             $         6.62    $         9.60


                                                   SMALL CAP         TAX MANAGED
                                                  VALUE FUND         EQUITY FUND
                                              ----------------    --------------

Net Assets of A Shares                          $43,051,798.33    $15,755,457.98
Outstanding A Shares                             2,148,937.832     1,420,272.675
Net Asset Value Per Share                       $        20.03    $        11.09
Sales Charge, 5.50% of offering price           $         1.17    $         0.65
Offering to Public                              $        21.20    $        11.74


                                                AGGRESSIVE         CONSERVATIVE
                                              ALLOCATION FUND    ALLOCATION FUND
                                              ----------------   --------------

Net Assets of A Shares                         $2,743,951.41     $2,688,689.95
Outstanding A Shares                             302,429.944       278,369.925
Net Asset Value Per Share                      $        9.07     $        9.66
Sales Charge, 4.75% of offering price          $        0.45     $        0.48
Offering to Public                             $        9.52     $       10.14


                                                 BALANCED
                                              ALLOCATION FUND       BOND FUND
                                              ----------------   --------------

Net Assets of A Shares                       $16,664,122.25     $9,530,470.94
Outstanding A Shares                          1,847,825.755       964,726.134
Net Asset Value Per Share                    $         9.02     $        9.88
Sales Charge, 4.75% of offering price        $         0.45     $        0.49
Offering to Public                           $         9.47     $       10.37


                                                                   INTERMEDIATE
                                                  GNMA FUND          BOND FUND
                                              ----------------   --------------

Net Assets of A Shares                           $6,550,307.03    $8,926,590.50
Outstanding A Shares                               632,262.568      856,948.010
Net Asset Value Per Share                        $       10.36    $       10.42
Sales Charge, 4.75% of offering price            $        0.52    $        0.52
Offering to Public                               $       10.88    $       10.94

                                                  LIMITED MATURITY BOND FUND
                                                  --------------------------

Net Assets of A Shares                                $7,039,296.46
Outstanding A Shares                                    704,034.461
Net Asset Value Per Share                             $       10.00
Sales Charge, 2.75% of offering price                 $        0.28
Offering to Public                                    $       10.28


                                             TOTAL RETURN        U.S. GOVERNMENT
                                            ADVANTAGE FUND         INCOME FUND
                                            ----------------     --------------

Net Assets of A Shares                       $1,349,534.29      $13,386,669.66
Outstanding A Shares                           131,822.363       1,416,848.068
Net Asset Value Per Share                    $       10.24      $         9.45
Sales Charge, 4.75% of offering price        $        0.51      $         0.47
Offering to Public                           $       10.75      $         9.92


                                               MICHIGAN           NATIONAL TAX
                                          MUNICIPAL BOND FUND   EXEMPT BOND FUND
                                          -------------------   ----------------

Net Assets of A Shares                     $15,637,650.70        $7,384,851.33
Outstanding A Shares                        1,419,110.609          723,445.609
Net Asset Value Per Share                  $        11.02        $       10.21
Sales Charge, 4.75% of offering price      $         0.55        $        0.51
Offering to Public                         $        11.57        $       10.72


                                         OHIO TAX EXEMPT        PENNSYLVANIA
                                            BOND FUND        MUNICIPAL BOND FUND
                                          --------------     ------------------

Net Assets of A shares                    $11,638,586.92      $1,014,661.78
Outstanding A shares                       1,042,369.099         96,758.229
Net Asset Value Per Share                 $        11.17      $       10.49
Sales Charge, 3.00% of offering price     $         0.35      $        0.32
Offering to Public                        $        11.52      $       10.81

                  An illustration of the computation of the offering price per Class A share of the Small/Mid Cap Value Fund, High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                                SMALL/MID CAP
                                                                  VALUE FUND
                                                                -------------
Net Assets of A Shares                                               $10.00
Outstanding A Shares                                                      1
Net Asset Value Per Share                                            $10.00
Sales Charge, 5.50% of offering price                                $0.58
Offering to Public                                                   $10.58

                                                 HIGH YIELD        STRATEGIC
                                                 BOND FUND      INCOME BOND FUND
                                                 ---------      ----------------
Net Assets of A Shares                            $10.00            $10.00
Outstanding A Shares                                   1                 1
Net Asset Value Per Share                         $10.00            $10.00
Sales Charge, 4.75% of offering price              $0.50             $0.50
Offering to Public                                $10.50            $10.50


                                                                SHORT DURATION
                                                                   BOND FUND
                                                                --------------

Net Assets of A Shares                                             $10.00
Outstanding A Shares                                                    1
Net Asset Value Per Share                                          $10.00
Sales Charge, 2.75% of offering price                               $0.28
Offering to Public                                                 $10.28


OFFERING PRICE PER CLASS H SHARE OF THE FUND


                An illustration of the computation of the offering price per Class H Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2002, is as follows:


                                          CORE EQUITY FUND    EQUITY GROWTH FUND
                                          ----------------    ------------------

Net Assets of H Shares                        $6,769.81         $25,259.71
Outstanding H Shares                            645.525          1,342.081
Net Asset Value Per Share                     $   10.49         $    18.82
Sales Charge, 1.00% of offering price         $    0.11         $     0.19
Offering to Public                            $   10.60         $    19.01

                                           INTERNATIONAL          LARGE CAP
                                            EQUITY FUND           ULTRA FUND
                                          ----------------    ------------------

Net Assets of H Shares                        $5,635.57          $10,107.91
Outstanding H Shares                            595.918           1,156.132
Net Asset Value Per Share                     $    9.46          $     8.74
Sales Charge, 1.00% of offering price         $    0.10          $     0.09
Offering to Public                            $    9.56          $     8.83


                                             LARGE CAP
                                             VALUE FUND       EQUITY INDEX FUND
                                          ----------------    ------------------

Net Assets of H Shares                       $17,124.57         $56,979.19
Outstanding H Shares                          1,091.673          6,237.680
Net Asset Value Per Share                    $    15.69         $     9.13
Sales Charge, 1.00% of offering price        $     0.16         $     0.09
Offering to Public                           $    15.85         $     9.22

                                              MID CAP 1           SMALL CAP
                                            GROWTH FUND          GROWTH FUND
                                          ----------------    ------------------

Net Assets of H Shares                          $170.64           $6,620.28
Outstanding H Shares                             32.280             751.654
Net Asset Value Per Share                       $  5.28           $    8.81
Sales Charge, 1.00% of offering price           $  0.05           $    0.09
Offering to Public                              $  5.33           $    8.90


                                              SMALL CAP          TAX MANAGED
                                             VALUE FUND          EQUITY FUND
                                          ----------------    ------------------

Net Assets of H Shares                       $412,148.01         $26,208.60
Outstanding H Shares                          20,968.770          2,429.789
Net Asset Value Per Share                    $     19.66         $    10.79
Sales Charge, 1.00% of offering price        $      0.20         $     0.11
Offering to Public                           $     19.86         $    10.90


                                             AGGRESSIVE         CONSERVATIVE
                                           ALLOCATION FUND     ALLOCATION FUND
                                          ----------------    ------------------

Net Assets of H Shares                      $514,243.41         $360,010.03
Outstanding H Shares                         56,879.246          37,320.669
Net Asset Value Per Share                   $      9.04         $      9.65
Sales Charge, 1.00% of offering price       $      0.09         $      0.10
Offering to Public                          $      9.13         $      9.75

                                              BALANCED
                                           ALLOCATION FUND        BOND FUND
                                          ----------------    ------------------

Net Assets of H Shares                       $338,351.83         $4,588.76
Outstanding H Shares                          37,623.847           465.551
Net Asset Value Per Share                    $      8.99         $    9.86
Sales Charge, 1.00% of offering price        $      0.09         $    0.10
Offering to Public                           $      9.08         $    9.96


                                                                INTERMEDIATE
                                             GNMA FUND            BOND FUND
                                          ----------------    ------------------

Net Assets of H Shares                       $15,122.52         $39,187.62
Outstanding H Shares                          1,456.943          3,754.666
Net Asset Value Per Share                    $    10.38         $    10.44
Sales Charge, 1.00% of offering price        $     0.10         $     0.11
Offering to Public                           $    10.48         $    10.55

                                         LIMITED MATURITY        TOTAL RETURN
                                             BOND FUND         ADVANTAGE FUND(1)
                                          ----------------    ------------------
Net Assets of H Shares                      $173,618.56            $173.80
Outstanding H Shares                         17,367.339             16.949
Net Asset Value Per Share                   $     10.00            $ 10.25
Sales Charge, 1.00% of offering price       $      0.10            $  0.10
Offering to Public                          $     10.10            $ 10.35

                                                                  MICHIGAN
                                          U.S. GOVERNMENT         MUNICIPAL
                                            INCOME FUND          BOND FUND(1)
                                          ----------------    ------------------
Net Assets of H Shares                       $22,384.81            $174.19
Outstanding H Shares                          2,372.879             15.794
Net Asset Value Per Share                    $     9.43            $ 11.03
Sales Charge, 1.00% of offering price        $     0.10            $  0.11
Offering to Public                           $     9.53            $ 11.14

                                            NATIONAL TAX    OHIO TAX EXEMPT
                                         EXEMPT BOND FUND(1)    BOND FUND
                                         -----------------  ----------------

Net Assets of H Shares                        $174.54         $30,571.53
Outstanding H Shares                           17.174          2,741.078
Net Asset Value Per Share                     $ 10.16         $    11.15
Sales Charge, 1.00% of offering price         $  0.10         $     0.11
Offering to Public                            $ 10.26         $    11.26


                                                   PENNSYLVANIA
                                               MUNICIPAL BOND FUND(1)
                                               ---------------------

Net Assets of H Shares                                 $173.79
Outstanding H Shares                                    16.589
Net Asset Value Per Share                              $ 10.48
Sales Charge, 1.00% of offering price                  $  0.10
Offering to Public                                     $ 10.58

(1)Class H Shares of the Mid Cap Growth Fund, Total Return Advantage Fund, Michigan Municipal Bond Fund, National Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund held minimal assets but were not yet offered for sale to the public as of May 31, 2002.

                  An illustration of the computation of the offering price per Class H share of the Small/Mid Cap Value Fund, High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                              SMALL/MID CAP        HIGH YIELD
                                               VALUE FUND           BOND FUND
                                             ---------------      ------------

Net Assets of H Shares                           $  100              $  100
Outstanding H Shares                                 10                  10
Net Asset Value Per Share                        $10.00              $10.00
Sales Charge, 1.00% of offering price            $ 0.10              $ 0.10
Offering to Public                               $10.10              $10.10

                                            SHORT DURATION        STRATEGIC
                                               BOND FUND       INCOME BOND FUND
                                            --------------     ----------------
Net Assets of H Shares                         $100.00            $100.00
Outstanding H Shares                                10                 10
Net Asset Value Per Share                      $ 10.00            $ 10.00
Sales Charge, 1.00% of offering price          $  0.10            $  0.10
Offering to Public                             $ 10.10            $ 10.10


EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class H Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares or Class H Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:


Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
Equity Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares

Equity Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares
         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares

Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares

Small/Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares

Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 4                           Class H Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares

High Yield Bond Fund
         Class QQ                                             Class I Shares
         Class QQ - Special Series 1                          Class A Shares
         Class QQ - Special Series 2                          Class B Shares
         Class QQ - Special Series 3                          Class C Shares
         Class QQ - Special Series 4                          Class H Shares

Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares

Short Duration Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares
         Class SS - Special Series 4                          Class H Shares

Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares

         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares

U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares
Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares
Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares

Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class H Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.


                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  A Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2002-2003, the withholding rate is 30%.


                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

                  As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  The Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

                  Shareholders of the Pennsylvania Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal

Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.


                              TRUSTEES AND OFFICERS


                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                           Number of
                                                                                         Portfolios in
                               Position(s)       Served in                               Fund Complex 2
        Name, Address,          Held with        Position      Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust         Since 1        During Past 5 Years        Trustee             Held by Trustee 3
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Robert D. Neary                Chairman of       February    Retired Co-Chairman of           51         Chairman of the Board and
32980 Creekside Drive          the Board and       1996      Ernst & Young, April 1984                   Trustee, The Armada
Pepper Pike, OH  44124         Trustee                       to September 1993;                          Advantage Fund, since 1998.
Date of Birth:                                               Director, Cold Metal
9/30/33                                                      Products, Inc., since
Age: 69                                                      March 1994; Director,
                                                             Strategic Distribution,
                                                             Inc., since January 1999;
                                                             Director, Commercial
                                                             Metals Company since March
                                                             2001.

John F. Durkott                Trustee          November     President and Chief              51         Trustee, The Armada
c/o Kittle's Home Furnishings                     1993       Executive Officer,                          Advantage Fund, since 1998.
Center, Inc.                                                 Kittle's Home Furnishings
8600 Allisonville Road                                       Center, Inc., since
Indianapolis, IN  46250                                      January 1982; partner,
Date of Birth:                                               Kittle's Bloomington
7/11/44                                                      Properties LLC, since
Age: 58                                                      January 1981; partner,

                                                             KK&D LLC, since January
                                                             1989; partner, KK&D II
                                                             LLC, since February 1998
                                                             (affiliated real estate
                                                             companies of Kittle's
                                                             Home Furnishings Center,
                                                             Inc.).

Robert J. Farling              Trustee          November     Retired Chairman,                51         Trustee, The Armada
1608 Balmoral Way                                 1997       President and Chief                         Advantage Fund, since 1998.
Westlake, OH  44145                                          Executive Officer,
Date of Birth:                                               Centerior Energy (electric
12/4/36                                                      utility), March 1992 to
Age: 65                                                      October 1997; Director,
                                                             National City Bank until
                                                             October 1997; Director,
                                                             Republic Engineered
                                                             Steels, October 1997 to
                                                             September 1998.

                                                                                           Number of
                                                                                         Portfolios in
                               Position(s)       Served in                               Fund Complex 2
        Name, Address,          Held with        Position      Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust         Since 1        During Past 5 Years        Trustee             Held by Trustee 3
------------------------------------------------------------------------------------------------------------------------------------

Richard W. Furst               Trustee           June 1990   Garvice D. Kincaid               51       Trustee, The Armada
2133 Rothbury Road                                           Professor of Finance and                  Advantage Fund, since 1998.
Lexington, KY  40515                                         Dean, Gatton College of
Date of Birth:                                               Business and Economics,
9/13/38                                                      University of Kentucky,
Age: 64                                                      since 1981.

Gerald L. Gherlein             Trustee             July      Retired; Executive               51       Trustee, The Armada
3679 Greenwood Drive                               1997      Vice-President and General                Advantage Fund, since 1998.
Pepper Pike, OH  44124                                       Counsel, Eaton Corporation
Date of Birth:  2/16/38                                      (global manufacturing),
Age:  64                                                     1991 to March 2000.

Kathleen A. Obert              Trustee          August       Chairman and CEO, Edward         51       Trustee, The Armada
Edward Howard & Co.                                200       Howard & Co. (public                      Advantage Fund, since August
1380 E. Ninth Street                                         relations agency), since                  2002.
Cleveland, OH 44114                                          2001; CEO, Edward Howard &
Date of Birth:  8/3/58                                       Co., 2000-2001; VP/Senior
Age:  44                                                     VP, Edward Howard & Co.,
                                                             1992-2000.

J. William Pullen              Trustee           May 1993    President and Chief              51       Trustee, The Armada
Whayne Supply Company                                        Executive Officer, Whayne                 Advantage Fund, since 1998.
1400 Cecil Avenue                                            Supply Co. (engine and
P.O. Box 35900                                               heavy equipment
Louisville, KY 40232-5900                                    distribution), since 1986.
Date of Birth:  4/24/39
Age:  63

                                                                                           Number of
                                                                                         Portfolios in
                               Position(s)       Served in                               Fund Complex 2
        Name, Address,          Held with        Position      Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust         Since 1        During Past 5 Years        Trustee             Held by Trustee 3
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John G. Breen4                 Trustee          August 2002  Retired;  Chairman and           51        Director, The Sherwin
18800 N. Park Blvd.                                          CEO, The Sherwin Williams                  Williams Co.; Director,
Shaker Heights, OH 44122                                     Co. until May 2000                         Parker Hannifin Corp.;
Date of Birth:  7/21/34                                                                                 Director, Mead Westvaco
Age:  68                                                                                                Corp.; Director, Goodyear
                                                                                                        Tire & Rubber Co.; Director,
                                                                                                        The Stanley Works; Trustee,
                                                                                                        The Armada Advantage Fund,
                                                                                                        since August 2002.

Herbert R. Martens, Jr.4       President and    November     Executive Vice President,        51        Trustee, The Armada
c/o NatCity Investments, Inc.  Trustee            1997       National City Corporation                  Advantage Fund, since 1998.
1965 East Sixth Street                                       (bank holding company),
Suite 800                                                    since July 1997; Chairman,
Cleveland, OH  44114                                         President and Chief
Date of Birth:  8/6/52                                       Executive Officer, NatCity
Age:  50                                                     Investments, Inc.
                                                             (investment banking),
                                                             since July 1995; President
                                                             and Chief Executive
                                                             Officer, Raffensberger,
                                                             Hughes & Co.
                                                             (broker-dealer) from 1993
                                                             until 1995; President,
                                                             Reserve Capital Group,
                                                             from 1990 until 1993.

OFFICERS
W. Bruce McConnel 5            Secretary        August 1985  Partner, Drinker Biddle &        N/A                    N/A
One Logan Square                                             Reath LLP, Philadelphia,
18th and Cherry Streets                                      Pennsylvania (law firm)
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  59

                                                                                           Number of
                                                                                         Portfolios in
                               Position(s)       Served in                               Fund Complex 2
        Name, Address,          Held with        Position      Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust         Since 1        During Past 5 Years        Trustee             Held by Trustee 3
------------------------------------------------------------------------------------------------------------------------------------
Christopher F. Salfi 5         Treasurer        August 2001  Director of Funds                N/A                     N/A
530 E. Swedesford Road                                       Accounting, SEI
Wayne, PA 19087                                              Investments Co., since
Date of Birth:                                               January 1998; Fund
11/28/63                                                     Accounting Manager, SEI
Age: 38                                                      Investments Co., 1994 to
                                                             1997.

Timothy D. Barto5              Assistant            May      Vice President and               N/A                     N/A
One Freedom Valley Drive       Treasurer           2000      Assistant Secretary, SEI
Oaks, PA  19456                                              Investments Mutual Funds
Date of Birth:                                               Services and SEI
3/28/68                                                      Investments Distribution
Age: 34                                                      Co., since 1999;
                                                             Associate, Dechert Price &
                                                             Rhoads (law firm), 1997 to
                                                             1999; Associate, Richter,
                                                             Miller & Finn (law firm),
                                                             1994 to 1997.

Kathleen T. Barr               Assistant        August 2002  Senior Vice President            N/A                     N/A
1900 E. 9th Street, 22nd Floor Treasurer and                 (formerly Vice President),
Cleveland, OH  44114           Compliance                    Managing Director of
Date of Birth: 5/2/55          Officer                       Armada Funds Group,
Age:  47                                                     National City Bank;
                                                             Managing Director,
                                                             National City Investment
                                                             Management Company.

--------------------
1 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
2 The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund. Mr. Neary and Mr. Martens serve as Chairman and President, respectively, of both the Trust and The Armada Advantage Fund. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust and 5 portfolios of The Armada Advantage Fund that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
4 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

5 Mr. McConnel, Mr. Salfi and Mr. Barto also serve as Secretary, Treasurer and Assistant Treasurer, respectively, of The Armada Advantage Fund.

                Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. Salfi and Mr. Barto are employed by SEI Investments Mutual Funds Services, which serves as Administrator to the Trust. Mr. Barto is also employed by SEI Investments Distribution Co., which serves as Distributor to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

NOMINATING COMMITTEE

                The Board of Trustees has established a standing Nominating Committee which includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee has not set any procedures pursuant to which the Trust's security holders can submit nominees for consideration for Board vacancies.

TRUSTEE OWNERSHIP OF FUND SHARES

                The following table shows the dollar range of shares beneficially owned by each Trustee (other than Mr. Breen and Ms. Obert who began service as Trustees in August 2002) in the Funds and the Armada fund family in the aggregate.

INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                       DOLLAR RANGE OF                 PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                           EQUITY SECURITIES IN THE FUNDS 1        FAMILY 2 OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------- ----------------------------------
ROBERT D. NEARY                                                                               Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Ohio Tax Exempt Bond Fund                             Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Ohio Municipal Money Market Fund                      Over $100,000
---------------------------------------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                                               $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
  Equity Growth Fund                                     $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
ROBERT J. FARLING                                                                             Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Equity Growth Fund                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                                   $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Large Cap Ultra Fund                                $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Fund                                 $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund                               $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Tax Managed Equity Fund                             $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                     Over $100,000
---------------------------------------------------------------------------------------------------------------------
RICHARD W. FURST                                                                            $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                       DOLLAR RANGE OF                 PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                           EQUITY SECURITIES IN THE FUNDS 1        FAMILY 2 OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------- ----------------------------------
  Core Equity Fund                                       $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                                   $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Tax Managed Equity Fund                             $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Total Return Advantage Fund                            $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
GERALD L. GHERLEIN                                                                            Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                     Over $100,000
---------------------------------------------------------------------------------------------------------------------
J. WILLIAM PULLEN                                                                          $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------
  Core Equity Fund                                       $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
  Equity Growth Fund                                  $10,000 - $50,000
---------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                                   $10,000 - $50,000
---------------------------------------------------------------------------------------------------------------------
  International Equity Fund                              $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund                                $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------
                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                    DOLLAR RANGE OF             PORTFOLIOS IN ARMADA FUND FAMILY 2
NAME OF TRUSTEE                             EQUITY SECURITIES IN THE FUNDS 1            OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                                 $50,000-$100,000
---------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund                                 $1-$10,000
---------------------------------------------------------------------------------------------------------------------
  Bond Fund                                            $1-$10,000
---------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                 $10,000-$50,000
---------------------------------------------------------------------------------------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

2 Includes the Trust and The Armada Advantage Fund. As of December 31, 2001, the Trust offered for sale shares in 31 portfolios and The Armada Advantage Fund offered for sale shares in 5 portfolios.

                The Trustees and officers of the Trust as a group owned beneficially less than 1% each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

                Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2000 through December 31, 2001 was $6 million. The balance outstanding as of December 31, 2001 was $3.2 million. Interest is charged at a fluctuating rate equal to

National City Bank's prime rate or at a fixed rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

                Edward Howard & Co., of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of at least five months. It is expected that fees paid to Edward Howard & Co. for these services, combined with fees paid by National City Bank to Edward Howard & Co. for other services rendered from January 2000 through August 2002, may exceed $60,000 in the aggregate.

BOARD COMPENSATION

                  Effective February 20, 2002, with respect to the Trust and The Armada Advantage Fund, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.


                  The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2002 (other than for Mr. Breen and Ms. Obert who began service as Trustees in August 2002):

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex*
----------------                     --------------   --------------------   ---------------    -------------------
INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee                     $44,888               $0                  $0                  $45,000

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex*
----------------                     --------------   --------------------   ---------------    -------------------

Chairman and Trustee                     $44,888               $0                  $0                  $45,000
John F. Durkott, Trustee                 $34,414               $0                  $0                  $34,500
Robert J. Farling, Trustee               $34,414               $0                  $0                  $34,500
Richard W. Furst, Trustee                $34,414               $0                  $0                  $34,500
Gerald L. Gherlein, Trustee              $34,414               $0                  $0                  $34,500
J. William Pullen, Trustee               $34,414               $0                  $0                  $34,500

INTERESTED TRUSTEE

Herbert R. Martens, Jr., President
and Trustee                                    $0              $0                  $0                     $0

---------------------

*  Each  Trustee  serves  as a trustee  of the  Trust  and The  Armada
Advantage Fund, which as of May 31, 2002, together offered for sale shares of 36 investment portfolios.


CODE OF ETHICS


                  The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


                  The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, Equity Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Large Cap Value, Ohio Tax Exempt Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001; and (f) Small/Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002. The High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:


                                                       FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                 2002            2001            2000
----                                                 ----           ----             ----
Core Equity Fund..................................$   938,854    $ 1,036,852     $ 1,178,813
Equity Growth Fund................................$ 7,081,190    $ 9,853,877     $11,127,549
Equity Index Fund.................................$   672,302    $   663,699     $   719,779
International Equity Fund.........................$ 6,315,575    $ 7,739,311     $ 3,743,257
Large Cap Ultra Fund 1............................$ 1,266,801    $ 2,029,196     $ 3,313,382
Large Cap Value Fund..............................$ 5,528,512    $ 5,338,830     $ 3,920,942
Mid Cap Growth Fund 1.............................$ 1,951,892    $ 2,944,085     $ 3,834,987
Small Cap Growth Fund.............................$ 3,256,415    $ 3,641,268     $ 1,304,010
Small Cap Value Fund..............................$ 7,168,746    $ 4,485,035     $ 2,991,781
Tax Managed Equity Fund...........................$ 1,693,234    $ 2,031,040     $ 2,069,464
Aggressive Allocation Fund........................$         0    $         0 2        *
Balanced Allocation Fund..........................$ 1,413,210    $ 1,561,585     $   592,684
Conservative Allocation Fund......................$         0    $         0 2        *
Bond Fund.........................................$ 4,578,426    $ 4,927,596     $ 2,061,012
GNMA Fund.........................................$   794,655    $   706,765     $   587,315
Intermediate Bond Fund............................$ 1,410,446    $ 1,455,239     $ 1,231,299
Limited Maturity Bond Fund........................$   716,746    $   676,940     $   304,231
Total Return Advantage Fund.......................$ 1,105,731    $ 1,265,621     $ 1,154,130
U.S. Government Income Fund 1.....................$ 1,102,027    $   896,677     $  950,408
Michigan Municipal Bond Fund 1....................$   660,213    $   667,101     $ 1,074,133
National Tax Exempt Bond Fund.....................$   684,794    $   653,853     $   341,765
Ohio Tax Exempt Bond Fund.........................$   676,233    $   677,697     $   640,475
Pennsylvania Municipal Bond Fund..................$   189,644    $   182,492     $   147,815
Government Money Market Fund......................$ 6,495,588    $ 4,802,725     $ 3,949,786
Money Market Fund.................................$14,222,272    $12,602,505     $ 9,565,355
Ohio Municipal Money Market Fund..................$   406,161    $   306,555     $   237,022
Pennsylvania Tax Exempt Money Market Fund.........$   295,127    $   250,943     $   200,000
Tax Exempt Money Market Fund......................$ 1,244,627    $ 1,106,035     $   890,875
Treasury Money Market Fund........................$ 1,232,821    $ 1,067,722     $ 1,072,558
Treasury Plus Money Market Fund 2.................$   693,331    $   622,922     $   864,032

------------------------

* Not in operation during the period.
1 Advisory fees shown in the tables above for the Large Cap Ultra,  Mid
  Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2 For the Period March 6, 2001 (commencement of operations) to May 31, 2001.

                  During the last three fiscal years, advisory fees were waived as set forth below:


                                                       FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                 2002            2001            2000
----                                                 ----           ----             ----
Core Equity Fund..................................$        0      $        0      $        0
Equity Growth Fund................................$        0      $        0      $        0
Equity Index Fund.................................$  504,232      $  498,280      $  619,477

                                                       FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                 2002            2001            2000
----                                                 ----           ----             ----
International Equity Fund.........................$        0      $        0      $        0
Large Cap Ultra Fund 1............................$        0      $        0      $        0
Large Cap Value Fund..............................$        0      $        0      $        0
Mid Cap Growth Fund 1.............................$        0      $        0      $        0
Small Cap Growth Fund.............................$        0      $        0      $        0
Small Cap Value Fund..............................$        0      $        0      $        0
Tax Managed Equity Fund...........................$        0      $        0      $        0
Aggressive Allocation Fund........................$   13,367      $   2,8242           *
Balanced Allocation Fund..........................$        0      $        0      $        0
Conservative Allocation Fund......................$   14,212      $   2,8872           *
Bond Fund.........................................$        0      $        0      $   55,388
GNMA Fund.........................................$        0      $        0      $        0
Intermediate Bond Fund............................$  528,919      $  545,699      $  461,741
Limited Maturity Bond Fund........................$  204,782      $  193,342      $   86,921
Total Return Advantage Fund.......................$  486,234      $  723,504      $  659,510
U.S. Government Income Fund 1.....................$        0      $        0      $  191,061
Michigan Municipal Bond Fund 1....................$  247,580      $  250,141      $  134,996
National Tax Exempt Bond Fund.....................$  256,798      $  245,682      $  222,217
Ohio Tax Exempt Bond Fund.........................$  253,588      $  255,263      $  426,963
Pennsylvania Municipal Bond Fund..................$   71,117      $   68,435      $   91,469
Government Money Market Fund......................$2,598,218      $1,920,667      $1,579,899
Money Market Fund.................................$5,688,870      $5,045,357      $3,827,616
Ohio Municipal Money Market Fund..................$  541,563      $  411,414      $  316,036
Pennsylvania Tax Exempt Money Market Fund.........$  491,877      $  417,235      $  333,324
Tax Exempt Money Market Fund......................$1,659,550      $1,473,983      $1,189,864
Treasury Money Market Fund........................$  246,571      $  213,146      $  214,514
Treasury Plus Money Market Fund 1.................$        0      $        0      $        0

------------------------

*    Not in operation during the period.
1    Advisory  fees shown in the tables above for the Large Cap Ultra, Mid
     Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.


                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

                  Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.


ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENTS

         At a meeting held on August 27, 2002, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreements for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the Funds and comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's relationship with the Funds, (iv) the investment performance for the Funds, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Funds, and (vii) the Adviser's direct and indirect costs incurred in providing advisory services. The trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser's compliance procedures and controls. Lipper Analytical Services prepared an analysis for the trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class and Lipper category. The Board also considered a report on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2001 through June 30, 2002, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

         After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements.


ADMINISTRATION SERVICES


                  The Trust has entered into a co-administration agreement with SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB" and, together with SIMFS, the "Co-Administrators") effective as of August 1, 2000, as amended (the "Co-Administration Agreement"), pursuant to which SIMFS and NCB have agreed to serve as Co-Administrators to the Trust. Prior to August 1, 2000, SIMFS served as sole administrator to the Trust pursuant to an advisory agreement dated as of May 1, 1998 (the "SIMFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIMFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIMFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. Prior to January 1, 2000, BISYS Fund Services served as administrator to the Parkstone Continuing Funds. On January 1, 2000, SIMFS became administrator to the Parkstone Continuing Funds. BISYS continued to provide fund accounting services to the Parkstone Continuing Funds until April 3, 2000 when SIMFS assumed full responsibilities as administrator.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.


                  SIMFS, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in SIMFS. SEI Investments and its affiliates, including SIMFS, provide evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. NCB, which is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser, has its principal offices at 1900 East Ninth Street, Cleveland, Ohio, 04414.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

    AGGREGATE           PORTION ALLOCATED        PORTION ALLOCATED
  ANNUAL RATE              TO SIMFS                  TO NCB
  -----------           -----------------        -----------------
    0.070%                  0.325%                  0.375%



                  During the fiscal years ended May 31, 2002, 2001 and 2000 the Trust paid to SIMFS administration fees, net of fees waivers, as set forth below. Fees paid for the periods prior to August 1, 2000 were paid entirely to SIMFS which paid sub-administration fees to NCB:

FUND                                                          2002          2001            2000
----                                                          ----          ----            ----
Core Equity Fund..........................................$   87,626     $   96,773      $  110,023
Equity Growth Fund........................................$  660,910     $  919,621      $1,038,577
Equity Index Fund.........................................$  235,307     $  232,329      $  267,854
International Equity Fund.................................$  384,213     $  470,937      $  227,436
Large Cap Ultra Fund (1)..................................$  118,235     $  193,202      $ 168,8982
Large Cap Value Fund......................................$  516,283     $  498,442      $  365,957
Mid Cap Growth Fund (1)...................................$  136,632     $  210,257      $ 170,3672
Small Cap Growth Fund.....................................$  227,948     $  255,179      $  91,281
Small Cap Value Fund......................................$  501,809     $  313,976      $  209,426
Tax Managed Equity Fund...................................$  158,035     $  188,594      $  193,152
Aggressive Allocation Fund................................$    3,648     $        0 3         *
Balanced Allocation Fund..................................$  131,899     $  145,582      $  55,317
Conservative Allocation Fund..............................$    3,881     $        0 3         *

                                     -111-

FUND                                                          2002          2001            2000
----                                                          ----          ----            ----
Bond Fund ................................................$  582,706     $  631,036      $  487,839
GNMA Fund.................................................$  101,137     $  90,109       $  74,749
Intermediate Bond Fund....................................$  246,827     $  255,459      $  215,479
Limited Maturity Bond Fund................................$  143,318     $  135,418      $  60,845
Total Return Advantage Fund...............................$  202,613     $  253,298      $  230,828
U.S. Government Income Fund (1)...........................$  140,257     $  115,611      $  76,1762
Michigan Municipal Bond Fund (1)..........................$  115,537     $  119,153      $  79,0772
National Tax Exempt Bond Fund.............................$  119,838     $  115,104      $  71,780
Ohio Tax Exempt Bond Fund.................................$  118,340     $  118,797      $  135,856
Pennsylvania Municipal Bond Fund..........................$   33,188     $   32,072      $  30,455
Government Money Market Fund..............................$1,818,761     $1,344,612      $1,105,946
Money Market Fund.........................................$3,982,228     $3,531,023      $2,677,878
Ohio Municipal Money Market Fund..........................$  189,545     $  143,691      $  110,613
Pennsylvania Tax Exempt Money Market Fund.................$  137,725     $  117,001      $  93,331
Tax Exempt Money Market Fund..............................$  580,835     $  516,484      $  416,452
Treasury Money Market Fund................................$  345,189     $  298,870      $  300,318
Treasury Plus Money Market Fund (1).......................$  161,776     $  150,360      $ 106,8232

-----------------------

*    Not in operation during the period.
1 Administration fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the period January 1, 2000 through May 31, 2000.
3    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.
===============================================================================

                  For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal years ended May 31, 2002 and 2000, no administration fees were waived.

                  For the period June 1, 1999 through April 3, 2000, the Parkstone Continuing Funds paid BISYS administration fees as follows:

FUND                                                                   2000
----                                                                   ----
Large Cap Ultra Fund................................................$ 643,324
Mid Cap Growth Fund.................................................$ 535,346
U.S. Government Income Fund.........................................$ 103,130
Michigan Municipal Bond Fund........................................$ 249,390
Treasury Plus Money Market Fund.....................................$ 246,430
Bond Fund (1).......................................................$ 626,130


1 The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

                  For the period June 1, 1999 through April 3, 2000, BISYS waived administration fees for the Parkstone Continuing Funds as follows:

FUND                                                                      2000
----                                                                      ----
Large Cap Ultra Fund...................................................$      0
Mid Cap Growth Fund....................................................$      0
U.S. Government Income Fund............................................$191,061
Michigan Municipal Bond Fund...........................................$ 61,721
Treasury Plus Money Market Fund........................................$108,862
Bond Fund 1 ...........................................................$245,124


1 The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

DISTRIBUTION PLANS AND RELATED AGREEMENT


                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Timothy D. Barto, Assistant Treasurer of the Trust, is also an officer of the Distributor and is, therefore, an affiliate of both the Funds and the Distributor. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan") and an H Shares Distribution Plan (the "H Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares and H Shares, respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


                  The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

                  The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. Payments to the Distributor under the B Shares Plan, C Shares Plan and H Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares and H Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares and H Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares or H Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares or H Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.

                  During the fiscal year ended May 31, 2002, the Trust paid the Distributor the following approximate amounts under the A and I Shares Plan, B Shares Plan, C Shares Plan and H Shares Plan for its distribution services and shareholder service assistance.

                       FISCAL YEAR 2002 DISTRIBUTION FEES

                 PORTFOLIO           DISTRIBUTION     MARKETING/    TOTAL FEES
                                       SERVICES*     CONSULTATION

  Core Equity Fund                     $  21,464      $  50,084     $  71,548
  Equity Growth Fund                     136,422        318,319       454,741
  Equity Index Fund                        9,555         22,296        31,851
  International Equity Fund               84,072        196,168       280,240
  Large Cap Ultra Fund                    39,690         92,610       132,300
  Large Cap Value Fund                   123,025        287,058       410,083
  Mid Cap Growth Fund                     45,740        106,725       152,465
  Small Cap Growth Fund                   67,512        157,528       225,040
  Small Cap Value Fund                   106,081        247,521       353,602
  Tax Managed Equity Fund                 53,583        125,028       178,611
  Aggressive Allocation Fund               1,207          2,815         4,022
  Balanced Allocation Fund                38,150         89,015       127,165
  Conservative Allocation Fund             1,791          4,180         5,971
  Bond Fund                              117,774        274,806       392,580
  GNMA Fund                               21,815         50,901        72,716
  Intermediate Bond Fund                  51,327        119,763       171,090
  Limited Maturity Bond Fund              24,395         56,921        81,316
  Total Return Advantage Fund             30,525         71,226       101,751
  U.S. Government Income Fund             42,722         99,685       142,407
  Michigan Municipal Bond Fund            26,875         62,708        89,583
  National Tax Exempt Bond Fund           24,519         57,212        81,731
  Ohio Tax Exempt Bond Fund               24,882         58,059        82,941
  Pennsylvania Municipal Bond Fund         5,456         12,732        18,188
  Government Money Market Fund           347,177        810,081     1,157,258
  Money Market Fund                      767,792      1,791,513     2,559,305

                 PORTFOLIO           DISTRIBUTION     MARKETING/    TOTAL FEES
                                       SERVICES*     CONSULTATION

  Ohio Municipal Money Market Fund        36,323         84,754       121,077
  Pennsylvania Tax Exempt Money
    Market Fund                           26,536         61,918        88,454
  Tax Exempt Money Market Fund           111,605        260,413       372,018
  Treasury Money Market Fund              66,139        154,324       220,463
  Treasury Plus Money Market Fund         31,457         73,399       104,856


*Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

                  The Distributor and/or the Trust's other service providers may from time to time use their own resources to pay advertising and marketing expenses on behalf of the Trust.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

                  (i) maintain a separate account or accounts in the name of each Fund;

                  (ii) hold and disburse portfolio securities on account of the Funds;

                  (iii) collect and make disbursements of money on behalf of the Funds;

                  (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;

                  (v) respond to correspondence by security brokers and others relating to its duties;

                  (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

                  (i)    issue and redeem shares of the Fund;

                  (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

                  (iii) respond to correspondence by security brokers and others relating to its duties;

                  (iv)   maintain shareholder accounts;

                  (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares, C Shares and H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares, C Shares or H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares, C Shares or H Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;
                  (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares, C Shares or H Shares;
                  (iii)  processing dividend payments from the Funds;

                  (iv) providing information periodically to customers showing their position in A Shares, B Shares, C Shares or H Shares;
                  (v)    arranging for bank wires;
                  (vi) responding to customer inquiries relating to the services performed with respect to A Shares, B Shares, C Shares or H Shares beneficially owned by customers;
                  (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
                  (viii) forwarding shareholder communications; and
                  (ix)   other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS


                  Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


                  For the last three fiscal years, the Trust paid brokerage commissions as follows:


FUND                                       2002           2001          2000
----                                       ----           ----          ----
Core Equity Fund........................$  252,039    $   71,863    $ 116,186
Equity Growth Fund......................$1,288,596    $  660,374    $ 877,246
Equity Index Fund.......................$   62,428    $   44,928    $ 172,962
International Equity Fund...............$1,764,917    $3,890,621    $1,361,482
Large Cap Ultra Fund 1..................$  260,467    $  357,663    $ 839,727
Large Cap Value Fund....................$  729,112    $1,242,844    $ 541,396
Mid Cap Growth Fund 1...................$  370,924    $  468,012    $1,061,836
Small Cap Growth Fund...................$  866,684    $  565,260    $ 677,189
Small Cap Value Fund....................$2,811,280    $1,637,744    $1,892,956
Tax Managed Equity Fund.................$   18,485    $   12,424    $ 24,414
Aggressive Allocation Fund..............$        0    $       0 2        *
Balanced Allocation Fund................$  328,528    $ 423,436     $ 110,235
Conservative Allocation Fund............$        0    $       0 2        *
Bond Fund...............................$        0    $       0     $       0
GNMA Fund...............................$        0    $       0     $       0
Intermediate Bond Fund..................$        0    $       0     $       0
Limited Maturity Bond Fund..............$        0    $       0     $       0
Total Return Advantage Fund.............$        0    $       0     $       0
U.S. Government Income Fund 1...........$        0    $       0     $       0

FUND                                       2002           2001          2000
----                                       ----           ----          ----
Michigan Municipal Bond Fund 1..........$        0    $       0     $       0
National Tax Exempt Bond Fund...........$        0    $       0     $       0
Ohio Tax Exempt Bond Fund...............$        0    $       0     $       0
Pennsylvania Municipal Bond Fund........$        0    $       0     $       0

------------------------------

* Not in operation during the period.
1 Brokerage  commissions  shown for the Large Cap Ultra, Mid Cap Growth,
  U.S. Government Income and Michigan Municipal Bond Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2 For the period March 6, 2001 (commencement of operations) to May 31, 2001.


                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.


                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2002: (a) the Money Market Fund entered into repurchase agreements with Salomon Smith Barney, J.P. Morgan Chase, Morgan Stanley Dean Witter, Credit Suisse First Boston, Lehman Brothers and Greenwich Capital Markets; (b) the Government Money Market Fund entered into repurchase agreements with Salomon Smith Barney, J.P.Morgan Chase, Credit Suisse First Boston, Greenwich Capital Markets and Lehman Brothers; (c) the Intermediate Bond Fund held securities issued by Goldman Sachs & Co. and Lehman Brothers; (d) the Large Cap Value Fund held securities issued by Goldman Sachs & Co.; (e) the Limited Maturity Bond Fund held securities issued by Lehman Brothers; (f) the Total Return Advantage Fund held securities issued by Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter; (g) the Bond Fund held securities issued by Lehman Brothers, Morgan Stanley Dean Witter and Salomon Smith Barney;
(h) the GNMA Fund held securities issued by Credit Suisse First Boston; (i) the International Equity

Fund held securities issued by UBS Warburg and Credit Suisse First Boston; (j) the Balanced Allocation Fund held securities issued by Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter; (k) the Equity Index Fund held securities issued by Lehman Brothers; (l) the Large Cap Ultra Fund held securities issued by Goldman Sachs & Co.; and (m) the Treasury Plus Money Market Fund entered into repurchase agreements with Chase Securities, Credit Suisse First Boston, Goldman Sachs & Co., Greenwich Capital Markets, Lehman Brothers and Morgan Stanley Dean Witter.


                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS


                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2002 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.


                  The financial highlights for the fiscal periods presented through May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund and Armada Treasury Plus Money Market Fund were audited by Parkstone's former independent accountants.

                                     COUNSEL


                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.


                             PERFORMANCE INFORMATION


YIELD FOR THE FIXED INCOME FUNDS AND TAX -FREE FUNDS

                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                 Yield = 2 [([(a-b)/cd] + 1)6) - 1]


  Where:   a =   dividends and interest earned during the period.

           b =   expenses accrued for the period (net of reimbursements).

           c     =  the average  daily number of shares
                 outstanding during the period that were entitled to receive dividends.

           d =   maximum offering price per share on the last day of the period.


                  The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent

30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares," "Sales Charges - Front-End Sales Charges - Class H Shares," "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class H Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class C Shares" in the Prospectuses.


                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

                  For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class I Shares of each of the Fixed Income Funds (except the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                               TAX-EQUIVALENT
FUND                                              YIELD             YIELD
----                                              -----             -----
Bond..............................................4.95%              *
GNMA..............................................5.59%              *
Intermediate Bond.................................4.48%              *
Limited Maturity Bond.............................3.87%              *
Total Return Advantage............................5.14%              *
U.S. Government Income............................5.34%              *
Michigan Municipal Bond...........................3.38%           5.90%
National Tax Exempt Bond..........................3.08%           5.02%
Ohio Tax Exempt Bond..............................3.22%           5.97%
Pennsylvania Municipal Bond.......................3.16%           5.39%

----------------------
*    Not applicable


                  For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class A Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                              TAX-EQUIVALENT
FUND                                              YIELD            YIELD
----                                              -----            -----
Bond..............................................4.49%              *
GNMA..............................................5.40%              *
Intermediate Bond.................................4.06%              *
Limited Maturity Bond.............................3.53%              *
Total Return Advantage............................4.64%              *
U.S. Government Income............................5.09%              *
Michigan Municipal Bond...........................2.98%           5.20%
National Tax Exempt Bond..........................2.72%           4.43%
Ohio Tax Exempt Bond..............................2.89%           5.36%
Pennsylvania Municipal Bond.......................2.81%           4.80%

----------------------
*    Not applicable


                  For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class B Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                             TAX-EQUIVALENT
FUND                                              YIELD           YIELD
----                                              -----           -----
Bond..............................................3.99%              *
GNMA..............................................4.67%              *
Intermediate Bond.................................3.52%              *
Limited Maturity Bond.............................2.94%              *
Total Return Advantage............................4.18%              *
U.S. Government Income............................4.38%              *
Michigan Municipal Bond...........................2.42%           4.22%
National Tax Exempt Bond..........................2.19%           3.57%
Ohio Tax Exempt Bond..............................2.42%           4.49%
Pennsylvania Municipal Bond.......................  **               **

----------------------
*  Not applicable

** The Pennsylvania Municipal Bond Fund did not offer Class B Shares during the fiscal year ended May 31, 2002.

                  For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class C Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                             TAX-EQUIVALENT
FUND                                              YIELD           YIELD
----                                              -----           -----
Bond..............................................3.99%              *
GNMA..............................................4.67%              *
Intermediate Bond.................................3.52%              *
Limited Maturity Bond.............................2.98%              *
Total Return Advantage............................4.18%              *
U.S. Government Income............................4.38%              *
Michigan Municipal Bond...........................2.43%           4.24%
National Tax-Exempt Bond..........................2.12%           3.45%
Ohio Tax Exempt Bond..............................2.26%           4.19%
Pennsylvania Municipal Bond.......................2.20%           3.75%

----------------------
*    Not applicable


                  For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class H Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:

                                                             TAX-EQUIVALENT
FUND                                              YIELD           YIELD
----                                              -----           -----
Bond..............................................3.99%               *
GNMA..............................................4.67%               *
Intermediate Bond.................................3.52%               *
Limited Maturity Bond.............................2.97%               *
Total Return Advantage............................  **               **
U.S. Government Income............................4.38%               *
Michigan Municipal Bond...........................  **               **
National Tax-Exempt Bond..........................  **               **
Ohio Tax Exempt Bond..............................2.26%             4.19%
Pennsylvania Municipal Bond.......................  **               **
----------------------
*    Not applicable
** The Funds indicated did not offer Class H Shares during the fiscal year ended
   May 31, 2002.


                  The tax equivalent yields provided in the tables above assumed a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Tax Exempt Bond Fund; a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Bond Fund; and a 4.2% Michigan tax rate for the Michigan Municipal Bond Fund.




                  YIELDS FOR THE MONEY MARKET FUNDS

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.


                  For the seven-day period ended May 31, 2002, the yields and effective yields for Class A Shares of the Money Market Funds, and the tax-equivalent yield for Class A Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                 TAX-EQUIVALENT
FUND                                    YIELD   EFFECTIVE YIELD       YIELD
----                                    -----   ---------------       -----
Government Money Market.................1.28%         1.29%              *
Money Market............................1.28%         1.28%              *
Ohio Municipal Money Market.............1.07%         1.07%            1.99%
Pennsylvania Tax Exempt Money Market....1.09%         1.10%            1.88%
Tax Exempt Money Market.................1.05%         1.06%            1.73%
Treasury Money Market...................1.14%         1.14%              *
Treasury Plus Money Market..............1.04%         1.05%              *

----------------------
*    Not applicable


                  For the seven-day period ended May 31, 2002, the yield and effective yield for Class I Shares of the Money Market Funds, and the tax-equivalent yields for Class I Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                  TAX-EQUIVALENT
FUND                                     YIELD   EFFECTIVE YIELD       YIELD
----                                     -----   ---------------       -----
Government Money Market..................1.53%        1.54%              *
Money Market.............................1.53%        1.54%              *
Ohio Municipal Money Market..............1.32%        1.33%            2.47%
Pennsylvania Tax Exempt Money Market.....1.34%        1.35%            2.30%
Tax Exempt Money Market..................1.30%        1.31%            2.13%
Treasury Money Market....................1.39%        1.40%              *
Treasury Plus Money Market...............1.29%        1.30%              *

----------------------
*    Not applicable


                  For the seven-day period ended May 31, 2002, the yield and effective yield for Class B Shares of the Money Market Fund were 0.57% and 0.57%, respectively.

                  For the seven-day period ended May 31, 2002, the yield and effective yield for Class C Shares of the Money Market Fund were 0.57% and 0.57%, respectively.

                  For the seven-day period ended May 31, 2002, the yield and effective yield for Class H Shares of the Money Market Fund were 0.57% and 0.57%, respectively.

                  The tax equivalent yields provided in the tables above assume a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Municipal Money Market Fund; and a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Money Market Fund.




TOTAL RETURN


                  Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                  T = [(ERV / P)1/n - 1]



Where:   T =      average annual total return

         ERV   =  ending redeemable value at the end of
                  the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

         P =      hypothetical initial payment of $1,000

         n =      period covered by the computation, expressed in terms of years


                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                 T = (ERV/P) - 1


                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The following table shows the average annual total returns (before taxes) since inception for the Funds (other than the Money Market Funds) as of May 31, 2002, both with and without deduction of any applicable sales charges.

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------   -----------------------    --------------------
Armada Core Equity Fund
    Class A                                            5.50%                        6.74%                  08/01/97
    Class B                                            5.73%                        6.11%                  01/06/98
    Class C                                           -6.80%                       -6.80%                  01/20/00
    Class H 1                                         -3.76%                       -1.78%                  05/01/02
    Class I                                             N/A                         7.00%                  08/01/97
Armada Equity Growth Fund
    Class A                                            8.93%                        9.48%                  04/15/91
    Class B                                            1.15%                        1.57%                  01/06/98
    Class C                                          -13.81%                      -13.81%                  01/27/00
    Class H 1                                         -6.57%                       -4.66%                  02/05/02
    Class I                                             N/A                        10.65%                  12/20/89

 Armada Equity Index
    Class A                                            0.17%                        1.22%                  10/15/98
    Class B                                          -12.18%                      -10.68%                  01/04/00
    Class C                                          -12.55%                      -12.55%                  01/17/00
    Class H 1                                         -5.79%                       -3.83%                  02/25/02
    Class I                                             N/A                        -0.96%                  07/10/98
Armada International Equity Fund
    Class A                                           -0.24%                        0.93%                  08/01/97
    Class B                                            1.63%                        2.05%                  01/06/98
    Class C                                          -16.00%                      -16.00%                  01/05/00
    Class H 1                                         -0.68%                        1.28%                  04/08/02
    Class I                                             N/A                         1.20%                  08/01/97
Armada Large Cap Ultra Fund 2
    Class A                                            5.82%                        6.77%                  02/01/96
    Class B                                            6.01%                        6.01%                  02/01/96
    Class C                                          -29.12%                      -29.12%                  06/15/00
    Class H 1                                         -9.03%                       -7.12%                  04/09/02
    Class I                                             N/A                         7.51%                  12/28/95

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------   -----------------------    --------------------
Armada Large Cap Value Fund
    Class A                                           10.10%                       10.91%                  08/22/94
    Class B                                            2.99%                        3.39%                  01/06/98
    Class C                                            4.66%                        4.66%                  01/27/00
    Class H 1                                          2.16%                        4.18%                  02/05/02
    Class I                                             N/A                        11.34%                  07/01/94

Armada Mid Cap Growth Fund 2
    Class A                                            9.78%                       10.24%                  10/31/88
    Class B                                            6.19%                        6.19%                  02/04/94
    Class C                                          -25.71%                      -25.71%                  06/15/00
    Class H                                              *                            *                        *
    Class I                                             N/A                        10.35%                  10/31/88

Armada Small Cap Growth Fund
    Class A                                           -0.92%                        0.25%                  08/01/97
    Class B                                           -2.27%                       -1.87%                  01/06/98
    Class C                                           -19.46%                     -19.46%                  01/20/00
    Class H 1                                         -9.25%                       -7.36%                  04/01/02
    Class I                                             N/A                         0.50%                  08/01/97

Armada Small Cap Value Fund
    Class A                                            16.01%                      16.86%                  08/15/94
    Class B                                            11.66%                      11.98%                  01/06/98
    Class C                                            25.95%                      25.95%                  01/27/00
    Class H 1                                          8.10%                       10.20%                  02/05/02
    Class I                                             N/A                        17.50%                  07/26/94
Armada Tax Managed Equity Fund3
    Class A                                            1.18%                        2.61%                  05/11/98
    Class B                                            1.07%                        1.54%                  05/04/98
    Class C                                          -10.31%                      -10.31%                  01/10/00
    Class H 1                                         13.67%                       13.75%                  04/12/02
    Class I                                             N/A                         2.85%                  04/09/98
Armada Aggressive Allocation Fund
    Class A                                          -10.07%                       -6.44%                  03/06/01
    Class B                                          -12.27%                       -7.93%                  05/08/01
    Class C 1                                         -8.38%                       -7.47%                  06/28/01
    Class H 1                                         -1.66%                        0.33%                  02/20/02
    Class I                                             N/A                        -6.20%                  03/06/01

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------   -----------------------    --------------------
Armada Balanced Allocation Fund
    Class A                                            2.37%                        3.69%                  07/31/98
    Class B                                            2.34%                        3.07%                  11/11/98
    Class C                                           -4.91%                       -4.91%                  04/20/00
    Class H 1                                         -1.44%                        0.56%                  02/05/02
    Class I                                            N/A                          3.12%                  07/10/98
Armada Conservative Allocation Fund
     Class A                                          -4.13%                       -0.26%                  03/06/01
     Class B 1                                        -6.30%                       -1.46%                  07/13/01
     Class C                                          -3.63%                       -2.70%                  05/23/01
     Class H 1                                        -1.27%                        0.77%                  02/06/02
     Class I                                            N/A                        -0.03%                  03/06/01
Armada Bond Fund
    Class A                                            6.73%                        7.11%                  10/31/88
    Class B                                            4.86%                        4.86%                  02/04/94
    Class C                                            7.35%                        7.35%                  06/12/00
    Class H 1                                         -1.16%                        0.86%                  04/30/02
    Class I                                             N/A                         7.31%                  10/31/88
Armada GNMA Fund
    Class A                                            6.10%                        7.01%                  09/11/96
    Class B                                            6.12%                        7.39%                  08/11/99
    Class C                                            8.09%                        8.09%                  01/27/00
    Class H 1                                         -0.80%                        1.17%                  04/19/02
    Class I                                             N/A                         7.37%                  08/10/94
Armada Intermediate Bond Fund
    Class A                                            5.93%                        6.40%                  04/15/91
    Class B                                            4.06%                        4.44%                  01/06/98
    Class C                                            7.72%                        7.72%                  05/30/00
    Class H 1                                         -0.70%                        1.27%                  04/18/02
    Class I                                             N/A                         6.98%                  12/20/89
Armada Limited Maturity Bond Fund
    Class A                                            5.42%                        5.81%                  09/09/94
    Class B                                            3.83%                        5.14%                  08/11/99
    Class C                                            5.45%                        5.45%                  01/27/00
    Class H 1                                         -1.20%                        0.79%                  02/05/02
    Class I                                             N/A                         5.88%                  07/07/94
Armada Total Return Advantage Fund
    Class A                                            6.45%                        7.12%                  09/06/94
    Class B                                            6.18%                        7.52%                  09/29/99
    Class C                                            8.05%                        8.05%                  10/03/00
    Class H                                              *                            *                        *
    Class I                                             N/A                         7.45%                  07/07/94

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------   -----------------------    --------------------
Armada U.S. Government Income Fund 2
    Class A
    Class B                                            5.81%                        6.35%                  11/12/92
    Class C                                            5.51%                        5.51%                  02/04/94
    Class H 1                                          8.47%                        8.47%                  06/21/00
    Class I                                           -0.24%                        1.73%                  02/05/02
                                                        N/A                         6.57%                  11/12/92
Armada Michigan Municipal Bond Fund 2
    Class A
    Class B                                            5.28%                        5.71%                  07/02/90
    Class C                                            3.77%                        3.77%                  02/04/94
    Class H                                            1.81%                        2.81%                  08/06/01
    Class I                                              *                            *                        *
                                                        N/A                         5.89%                  07/02/90
Armada National Tax Exempt Bond
  Fund4
    Class A                                            3.54%                        4.82%                  06/19/98
    Class B                                            2.58%                        3.42%                  01/29/99
    Class C 1                                          5.82%                        5.82%                  02/24/00
    Class H                                              *                            *                        *
    Class I                                             N/A                         4.95%                  04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                            5.34%                        5.63%                  04/15/91
    Class B 1                                         -3.01%                        1.99%                  12/04/01
    Class C                                            6.10%                        6.10%                  06/23/00
    Class H 1                                          0.33%                        2.35%                  04/01/02
    Class I                                             N/A                         5.64%                  01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                            4.71%                        5.26%                  09/11/96
    Class C                                              *                            *                        *
    Class H                                            4.22%                        4.22%                  02/24/00
    Class I                                              *                            *                        *
                                                        N/A                         5.21%                  08/10/94

N/A Not applicable.
* Share class not offered as of May 31, 2002.
1 Share class had been in operation for less than one year as of May 31, 2002.
  Performance quoted is cumulative   since inception.

2 Total returns shown for the Mid Cap Growth,  Large Cap Ultra,
  U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
3 Includes the history of a predecessor common trust fund which commenced operations June 30, 1984.
4 Includes the history of a predecessor common trust fund which commenced operations on July 31, 1984.

                  The following table shows the one year, five year and ten year returns (before taxes) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2002, taking into account the effect of maximum applicable sales loads.


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                     -14.20%               *                 *                08/01/97
    Class B                                     -14.27%               *                 *                01/06/98
    Class C                                     -10.82%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class I                                      -8.99%               *                 *                08/01/97
Armada Equity Growth Fund
    Class A                                     -23.69%             3.95%             8.83%              04/15/91
    Class B                                     -23.74%               *                 *                01/06/98
    Class C                                     -20.59%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                     -19.03%             5.41%             9.71%              12/20/89
 Armada Equity Index
    Class A                                     -17.64%               *                 *                10/15/98
    Class B                                     -19.40%               *                 *                01/04/00
    Class C                                     -15.92%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class I                                     -14.44%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                     -15.28%               *                 *                08/01/97
    Class B                                     -15.38%               *                 *                01/06/98
    Class C                                     -11.90%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class I                                     -10.09%               *                 *                08/01/97
Armada Large Cap Ultra Fund1
    Class A                                     -30.07%             1.37%               *                02/01/96
    Class B                                     -30.24%             1.54%               *                02/01/96
    Class C                                     -27.23%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -25.85%             2.81%               *                12/28/95
Armada Large Cap Value Fund
    Class A                                      -9.37%             5.29%               *                08/22/94
    Class B                                      -9.36%               *                 *                01/06/98
    Class C                                      -5.68%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -3.84%             6.76%               *                07/01/94
Armada Mid Cap Growth Fund1
    Class A                                     -24.12%             2.69%             7.87%              10/31/88
    Class B                                     -24.44%             2.98%               *                02/04/94
    Class C                                     -21.13%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -19.68%             4.07%             8.64%              10/31/88

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Growth Fund
    Class A                                    -25.10%               *                 *                08/01/97
    Class B                                    -25.17%               *                 *                01/06/98
    Class C                                    -22.06%               *                 *                01/20/00
    Class H                                        *                 *                 *                04/01/02
    Class I                                    -20.59%               *                 *                08/01/97
Armada Small Cap Value Fund
    Class A                                     12.75%            13.62%               *                08/15/94
    Class B                                     13.48%               *                 *                01/06/98
    Class C                                     17.46%               *                 *                01/27/00
    Class H                                        *                 *                 *                02/05/02
    Class I                                     19.61%            15.32%               *                07/26/94
Armada Tax Managed Equity Fund2
    Class A                                    -16.86%               *                 *                05/11/98
    Class B                                    -16.97%               *                 *                05/04/98
    Class C                                    -13.59%               *                 *                01/10/00
    Class H                                        *                 *                 *                04/12/02
    Class I                                    -11.80%               *                 *                04/09/98
Armada Aggressive Allocation Fund
    Class A                                    -11.96%               *                 *                03/06/01
    Class B                                    -12.66%               *                 *                05/08/01
    Class C                                        *                 *                 *                06/28/01
    Class H                                        *                 *                 *                02/20/02
    Class I                                     -7.26%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                     -9.86%               *                 *                07/31/98
    Class B                                    -10.70%               *                 *                11/11/98
    Class C                                     -7.08%               *                 *                04/20/00
    Class H                                        *                 *                 *                02/05/02
    Class I                                     -5.27%               *                 *                07/10/98
Armada Conservative Allocation Fund
    Class A                                     -5.90%               *                 *                03/06/01
    Class B                                        *                 *                 *                07/13/01
    Class C                                     -2.75%               *                 *                05/23/01
    Class H                                        *                 *                 *                02/06/02
    Class I                                     -0.97%               *                 *                03/06/01
Armada Bond Fund
    Class A                                      2.00%              4.94%             5.77%             10/31/88
    Class B                                      1.39%              4.84%               *               02/04/94
    Class C                                      5.39%                *                 *               06/12/00
    Class H                                        *                  *                 *               04/30/02
    Class I                                      7.40%              6.20%             6.54%             10/31/88
Armada GNMA Fund
    Class A                                      1.87%              5.56%               *               09/11/96
    Class B                                      1.21%                *                 *               08/11/99
    Class C                                      5.42%                *                 *               01/27/00
    Class H                                        *                  *                 *               04/19/02
    Class I                                      7.32%              6.84%               *               08/10/94

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Intermediate Bond Fund
    Class A                                      1.72%              4.76%             5.27%              04/15/91
    Class B                                      1.03%                *                 *                01/06/98
    Class C                                      5.03%                *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                      7.05%              6.11%             6.14%              12/20/89
Armada Limited Maturity Bond Fund
    Class A                                      2.96%              5.20%               *                09/09/94
    Class B                                      0.07%                *                 *                08/11/99
    Class C                                      4.19%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      6.09%              5.56%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      2.49%              5.75%               *                09/06/94
    Class B                                      1.83%                *                 *                09/29/99
    Class C                                      5.73%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class I                                      7.76%              7.02%               *                07/07/94
Armada U.S. Government Income Fund 1
    Class A                                      2.55%              5.78%               *                11/12/92
    Class B                                      1.93%              5.71%               *                02/04/94
    Class C                                      5.93%                *                 *                06/21/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      7.94%              7.09%               *                11/12/92
Armada Michigan Municipal Bond Fund 1
    Class A                                      0.28%              3.91%             4.82%              07/02/90
    Class B                                     -0.56%              3.78%               *                02/04/94
    Class C                                        *                  *                 *                08/06/01
    Class H                                        *                  *                 *                    *
    Class I                                      5.54%              5.16%             5.54%              07/02/90
Armada National Tax Exempt Bond
  Fund3
    Class A                                      0.64%                *                 *                06/19/98
    Class B                                     -0.08%                *                 *                01/29/99
    Class C                                      3.86%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.86%                *                 *                04/09/98

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Ohio Tax Exempt Bond Fund
    Class A                                      2.53%              4.58%             5.26%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.72%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.81%              5.30%             5.59%              01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A                                      2.21%              4.48%               *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      3.46%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.57%              5.21%               *                08/10/94

N/A   Share class not offered as of May 31, 2002.
*     Not in operation during the entire period.
1     Total returns shown for the Mid Cap Growth,  Large Cap Ultra,
      U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

                  "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

                  "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  The following table shows the one year, five year and ten year returns (after taxes on distributions) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                     -14.65%               *                 *                08/01/97
    Class B                                     -14.69%               *                 *                01/06/98
    Class C                                     -11.25%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class I                                      -9.54%               *                 *                08/01/97
Armada Equity Growth Fund
    Class A                                     -23.83%             2.65%             7.16%              04/15/91
    Class B                                     -23.89%               *                 *                01/06/98
    Class C                                     -20.74%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                     -19.19%             4.08%             7.98%              12/20/89
 Armada Equity Index
    Class A                                     -17.91%               *                 *                10/15/98
    Class B                                     -19.45%               *                 *                01/04/00
    Class C                                     -15.97%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class I                                     -14.47%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                     -15.20%               *                 *                08/01/97
    Class B                                     -15.38%               *                 *                01/06/98
    Class C                                     -11.90%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class I                                     -10.11%               *                 *                08/01/97
Armada Large Cap Ultra Fund (1)
    Class A                                     -30.07%            -0.82%               *                02/01/96
    Class B                                     -30.24%            -0.74%               *                02/01/96
    Class C                                     -27.23%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -25.85%             0.62%               *                12/28/95
Armada Large Cap Value Fund
    Class A                                     -10.54%             3.77%               *                08/22/94
    Class B                                     -10.33%               *                 *                01/06/98
    Class C                                      -6.69%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -5.18%             5.12%               *                07/01/94
Armada Mid Cap Growth Fund (1)
    Class A                                     -24.12%            -1.77%             4.11%              10/31/88
    Class B                                     -24.44%            -1.92%               *                02/04/94
    Class C                                     -21.13%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -19.68%            -0.38%             4.89%              10/31/88
Armada Small Cap Growth Fund
    Class A                                     -25.10%               *                 *                08/01/97
    Class B                                     -25.17%               *                 *                01/06/98
    Class C                                     -22.06%               *                 *                01/20/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                     -20.59%               *                 *                08/01/97

                                     -136-

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Value Fund
    Class A                                      9.43%             10.77%               *                08/15/94
    Class B                                      10.08%               *                 *                01/06/98
    Class C                                      13.98%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      16.09%            12.40%               *                07/26/94
Armada Tax Managed Equity Fund (2)
    Class A                                     -16.89%               *                 *                05/11/98
    Class B                                     -16.97%               *                 *                05/04/98
    Class C                                     -13.59%               *                 *                01/10/00
    Class H                                        *                  *                 *                04/12/02
    Class I                                     -11.90%               *                 *                04/09/98
Armada Aggressive Allocation Fund
    Class A                                     -12.45%               *                 *                03/06/01
    Class B                                     -13.10%               *                 *                05/08/01
    Class C                                        *                  *                 *                06/28/01
    Class H                                        *                  *                 *                02/20/02
    Class I                                      -7.84%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                     -10.53%               *                 *                07/31/98
    Class B                                     -11.14%               *                 *                11/11/98
    Class C                                      -7.57%               *                 *                04/20/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -6.07%               *                 *                07/10/98
Armada Conservative Allocation Fund
    Class A                                      -6.86%               *                 *                03/06/01
    Class B                                        *                  *                 *                07/13/01
    Class C                                      -3.57%               *                 *                05/23/01
    Class H                                        *                  *                 *                02/06/02
    Class I                                      -2.07%               *                 *                03/06/01
Armada Bond Fund
    Class A                                      -0.11%             2.57%             3.01%              10/31/88
    Class B                                      -0.52%             2.75%               *                02/04/94
    Class C                                      3.48%                *                 *                06/12/00
    Class H                                        *                  *                 *                04/30/02
    Class I                                      5.09%              3.71%             3.69%              10/31/88
Armada GNMA Fund
    Class A                                      -0.26%             3.11%               *                09/11/96
    Class B                                      -0.74%               *                 *                08/11/99
    Class C                                      3.47%                *                 *                01/27/00
    Class H                                        *                  *                 *                04/19/02
    Class I                                      4.97%              4.26%               *                08/10/94
Armada Intermediate Bond Fund
    Class A                                      -0.24%             2.48%             2.93%              04/15/91
    Class B                                      -0.73%               *                 *                01/06/98
    Class C                                      3.27%                *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                      4.88%              3.69%             3.65%              12/20/89

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Limited Maturity Bond Fund
    Class A                                      1.10%              2.90%               *                09/09/94
    Class B                                      -1.52%               *                 *                08/11/99
    Class C                                      2.58%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      4.09%              3.50%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      0.46%              3.36%               *                09/06/94
    Class B                                      0.01%                *                 *                09/29/99
    Class C                                      3.91%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.53%              4.50%               *                07/07/94
Armada U.S. Government Income Fund (1)
    Class A
    Class B                                      0.61%              3.34%               *                11/12/92
    Class C                                      0.18%              3.53%               *                02/04/94
    Class H                                      4.19%                *                 *                06/21/00
    Class I                                        *                  *                 *                02/05/02
                                                 5.79%              4.51%               *                11/12/92
Armada Michigan Municipal Bond Fund (1)
    Class A
    Class B                                      0.26%              3.86%             4.73%              07/02/90
    Class C                                      -0.58%             3.73%               *                02/04/94
    Class H                                        *                  *                 *                08/06/01
    Class I                                        *                  *                 *                    *
                                                 5.51%              5.11%             5.45%              07/02/90
Armada National Tax Exempt Bond
  Fund (3)
    Class A                                      0.64%                *                 *                06/19/98
    Class B                                      -0.09%               *                 *                01/29/99
    Class C                                      3.86%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.86%                *                 *                04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                      2.53%              4.56%             5.23%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.72%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.81%              5.28%             5.54%              01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A                                      2.20%              4.45%               *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      3.45%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.56%              5.19%               *                08/10/94

                                     -138-

N/A   Share class not offered as of May 31, 2002.
*     Not in operation during the entire period.
1     Total returns shown for the Mid Cap Growth,  Large Cap Ultra,
      U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

                  The following table shows the one year, five year and ten year returns (after taxes on distributions and redemptions) for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                      -8.34%               *                 *                08/01/97
    Class B                                      -8.35%               *                 *                01/06/98
    Class C                                      -6.24%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class I                                      -5.13%               *                 *                08/01/97
Armada Equity Growth Fund
    Class A                                     -14.38%             2.81%             6.72%              04/15/91
    Class B                                     -14.40%               *                 *                01/06/98
    Class C                                     -12.47%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                     -11.52%             3.99%             7.45%              12/20/89
 Armada Equity Index
    Class A                                     -10.82%               *                 *                10/15/98
    Class B                                     -11.91%               *                 *                01/04/00
    Class C                                      -9.78%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class I                                      -8.66%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                      -9.26%               *                 *                08/01/97
    Class B                                      -9.44%               *                 *                01/06/98
    Class C                                      -7.30%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class I                                      -6.07%               *                 *                08/01/97
Armada Large Cap Ultra Fund (1)
    Class A                                     -18.46%             1.62%               *                02/01/96
    Class B                                     -18.57%             1.82%               *                02/01/96
    Class C                                     -16.72%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -15.87%             2.79%               *                12/28/95
Armada Large Cap Value Fund
    Class A                                      -5.16%             3.76%               *                08/22/94
    Class B                                      -5.12%               *                 *                01/06/98
    Class C                                      -2.86%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -1.74%             4.91%               *                07/01/94
Armada Mid Cap Growth Fund (1)
    Class A                                     -14.81%             2.19%             6.01%              10/31/88
    Class B                                     -15.00%             2.50%               *                02/04/94
    Class C                                     -12.97%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -12.08%             3.31%             6.67%              10/31/88
Armada Small Cap Growth Fund
    Class A                                     -15.41%               *                 *                08/01/97
    Class B                                     -15.46%               *                 *                01/06/98
    Class C                                     -13.54%               *                 *                01/20/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                     -12.64%               *                 *                08/01/97


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Value Fund
    Class A                                       8.33%             9.74%               *                08/15/94
    Class B                                       8.84%               *                 *                01/06/98
    Class C                                      11.27%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      12.55%            11.16%               *                07/26/94
Armada Tax Managed Equity Fund (2)
    Class A                                     -10.35%               *                 *                05/11/98
    Class B                                     -10.42%               *                 *                05/04/98
    Class C                                      -8.34%               *                 *                01/10/00
    Class H                                        *                  *                 *                04/12/02
    Class I                                      -7.24%               *                 *                04/09/98
Armada Aggressive Allocation Fund
    Class A                                      -7.34%               *                 *                03/06/01
    Class B                                      -7.77%               *                 *                05/08/01
    Class C                                        *                  *                 *                06/28/01
    Class H                                        *                  *                 *                02/20/02
    Class I                                      -4.46%               *                 *                03/06/01

Armada Balanced Allocation Fund
    Class A                                      -6.06%               *                 *                07/31/98
    Class B                                      -6.57%               *                 *                11/11/98
    Class C                                      -4.35%               *                 *                04/20/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -3.24%               *                 *                07/10/98
Armada Conservative Allocation Fund
    Class A                                      -3.63%               *                 *                03/06/01
    Class B                                        *                  *                 *                07/13/01
    Class C                                      -1.69%               *                 *                05/23/01
    Class H                                        *                  *                 *                02/06/02
    Class I                                      -0.60%               *                 *                03/06/01
Armada Bond Fund
    Class A                                       1.18%             2.74%             3.21%              10/31/88
    Class B                                       0.81%             2.82%               *                02/04/94
    Class C                                       3.27%                *                 *                06/12/00
    Class H                                        *                  *                 *                04/30/02
    Class I                                       4.49%             3.71%             3.81%              10/31/88
Armada GNMA Fund
    Class A                                       1.10%             3.20%               *                09/11/96
    Class B                                       0.70%               *                 *                08/11/99
    Class C                                       3.29%               *                 *                01/27/00
    Class H                                        *                  *                 *                04/19/02
    Class I                                       4.44%             4.18%               *                08/10/94
Armada Intermediate Bond Fund
    Class A                                       1.01%             2.64%             3.04%              04/15/91
    Class B                                       0.60%               *                 *                01/06/98
    Class C                                       3.05%               *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                       4.28%             3.68%             3.68%              12/20/89

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Limited Maturity Bond Fund
    Class A                                      1.78%              2.99%               *                09/09/94
    Class B                                      0.02%                *                 *                08/11/99
    Class C                                      2.54%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      3.70%              3.50%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      1.49%              3.39%               *                09/06/94
    Class B                                      1.10%                *                 *                09/29/99
    Class C                                      3.49%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class I                                      4.72%              4.37%               *                07/07/94
Armada U.S. Government Income Fund (1)
    Class A
    Class B                                      1.52%              3.37%               *                11/12/92
    Class C                                      1.14%              3.47%               *                02/04/94
    Class H                                      3.60%                *                 *                06/21/00
    Class I                                        *                  *                 *                02/05/02
                                                 4.82%              4.38%               *                11/12/92
Armada Michigan Municipal Bond Fund (1)
    Class A                                      1.80%              3.96%             4.71%              07/02/90
    Class B                                      1.06%              3.73%               *                02/04/94
    Class C                                        *                  *                 *                08/06/01
    Class H                                        *                  *                 *                    *
    Class I                                      5.19%              5.05%             5.36%              07/02/90
Armada National Tax Exempt Bond
  Fund (3)
    Class A                                      1.87%                *                 *                06/19/98
    Class B                                      1.22%                *                 *                01/29/99
    Class C                                      3.62%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.24%                *                 *                04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                      3.10%              4.54%             5.14%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.58%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.24%              5.17%             5.42%              01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A                                      2.96%              4.46%               *                09/11/96
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                      3.46%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.15%              5.09%               *                08/10/94


N/A      Share class not offered as of May 31, 2002.
*        Not in operation during the entire period.

1        Total returns shown for the Mid Cap Growth,  Large Cap Ultra,
         U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

PERFORMANCE REPORTING


                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Balanced Allocation Fund and the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index.


                  Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                  Performance data will be calculated separately for each class of shares of the Funds.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS


                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

                  As of September 12, 2002, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:


FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND I SHARES                18,859,718.92            56.43%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY INDEX FUND I SHARES                 8,792,852.71            26.31%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND I SHARES                 2,436,506.22             7.29%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY INDEX FUND I SHARES                 1,837,658.59             5.50%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA OHIO MUNI MONEY MARKET                   186,689,569.52            86.49%
     I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA OHIO MUNI MONEY MARKET                    23,001,451.73            10.66%
    I SHARES
NATCITY INVESTMENTS, INC
ATTN LISA SMITH OPERATIONS DEPT
629 EUCLID AVE 13TH FL LOC 3131
CLEVELAND OH  44114-3007

ARMADA BALANCED ALLOCATION I                     11,943,341.87            75.90%
    SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA BALANCED ALLOCATION                        2,248,712.12            14.29%
   I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA BALANCED ALLOCATION                        1,050,516.61             6.68%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TAX MANAGED EQUITY                         7,779,808.75            49.70%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TAX MANAGED EQUITY                         6,968,734.03            44.52%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA MONEY MARKET FUND                            196,364.93            11.31%
   B SHARES
DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY NJ  07303-2052

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MONEY MARKET FUND                            119,171.32             6.86%
   B SHARES
MCMULLEN TRAVEL & TOURS P/S PLAN
DENNIS BURNHAM
600 IVAN DRIVE, APT #9
GROVE CITY PA  16127-1047

ARMADA MONEY MARKET FUND                            114,849.56             6.61%
   B SHARES
SHORE WEST CONSTRUCTION 401(K) PLAN
JUDITH E SANTORA
3930 WOODPARK DR
N OLMSTED OH  44070-1774

ARMADA NAT'L TAX EXEMPT BOND                     11,385,718.49            68.32%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA NAT'L TAX EXEMPT BOND I SHARES             4,516,332.30            27.10%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT A SHARES               195,118.93            20.45%
BEAR STEARNS SECURITIES CORP.
FBO 026-04339-17
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES               148,391.10            15.55%
BEAR STEARNS SECURITIES CORP.
FBO 027-00890-14
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY PL MONEY MKT A SHARES               109,397.22            11.46%
BEAR STEARNS SECURITIES CORP.
FBO 028-00175-18
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES               105,764.56            11.08%
BEAR STEARNS SECURITIES CORP.
FBO 027-00846-19
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES               102,711.24            10.76%
BEAR STEARNS SECURITIES CORP.
FBO 028-00297-11
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES               100,493.86            10.53%
BEAR STEARNS SECURITIES CORP.
FBO 028-00298-10
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                80,079.27             8.39%
BEAR STEARNS SECURITIES CORP.
FBO 027-01190-10
1 METROTECH CENTER NORTH
BROOKLYN, NY 11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                69,784.56             7.31%
SARASOTA SAILING SQUADRON INC.
P.O. BOX 1927
SARASOTA, FL 34230-1927

ARMADA NAT'L TAX EXEMPT BOND B SHARES                13,420.26            17.62%
RAYMOND JAMES & ASSOC. INC.
FBO HAWKINS, C TRUST
BIN #43406825
880 CARILLON PKWY
ST. PETERSBURG, FL 33176-1100

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 9,861.93            12.95%
FIRST CLEARING CORPORATION
A/C 8304-763
EMILY T. WHEELER TTEE
EMILY T. WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD
EAST TAWAS MI 48730-9330

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 9,861.93            12.95%
FIRST CLEARING CORPORATION
A/C 8665-010
JOHN D. WHEELER TTEE
JOHN D. WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI 48730-9330

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 6,411.44             8.42%
LPL FINANCIAL SERVICES
A/C 1476-813
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 5,663.34             7.43%
DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 5,581.53             7.33%
FIRST CLEARING CORPORATION
A/C 5482-0768
THEODORE R. MCDONALD & ROSE ANN MCDONALD
7712 ST. BERNARD CT.
LOUISVILLE, KY 40291-2462

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 4,979.43             6.54%
FIRST CLEARING CORPORATION
A/C 2099-9089
JAMES E CHENAULT &
JUDITH E CHENAULT
8609 COOL BROOK CT
LOUISVILLE KY  40291-1501

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FUND B SHARES               16,295.03            12.67%
FIRST CLEARING CORPORATION
A/C 1202-4114
EUGENE ARRIGONI IRA
FCC AS CUSTODIAN
4101 GRADY SMITH RD
LOGANVILLE GA  30052-3650

ARMADA TAX MANAGED EQUITY A SHARES                   80,211.00             5.62%
NFSC FEBO  # Z41-257923
ALLISON P VANHARTESVELDT
TSO EURSWA
PSC 817, BOX 8
FPO NY  09622

ARMADA NAT'L TAX EXEMPT BOND A SHARES                31,347.97             8.24%
CAREN M PETERSON
1813 KINGS HWY
ROCKFORD IL  61107-1354

ARMADA NAT'L TAX EXEMPT BOND A SHARES                22,022.30             5.79%
FIRST CLEARING CORPORATION
A/C 8417-2788
PATRICIA A TIEDE
302 E 900 S
MONON IN  47959

ARMADA OHIO MUNI MONEY MARKET A SHARES           53,238,153.89            94.49%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND I SHARES             2,483,843,759.85            65.07%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MONEY MARKET FUND I SHARES               653,290,625.62            17.11%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TAX EXMPT MONEY MARKET I SHARES          484,376,457.04            82.24%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TAX EXMPT MONEY MARKET I SHARES           75,033,274.59            12.74%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W 150TH STREET
CLEVELAND OH  44135-1389

ARMADA GOV'T MONEY MARKET I SHARES            1,794,684,191.84            93.09%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TREASURY MONEY MARKET I SHARES           508,455,844.36            97.67%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL CAP GROWTH FUND I SHARES            10,120,645.12            34.27%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP GROWTH FUND I SHARES             7,848,520.47            26.57%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP GROWTH FUND I SHARES             6,946,677.33            23.52%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP GROWTH FUND I SHARES             3,327,329.64            11.27%
NATIOANL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES               11,524,242.30            33.74%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES               10,565,462.71            30.94%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND I SHARES                5,834,596.41            17.08%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES                5,014,214.94            14.68%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERMEDIATE BOND FUND I SHARES           14,866,778.07            41.33%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES           10,263,866.91            28.54%
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES            4,459,880.80            12.40%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES            4,267,282.44            11.86%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND I SHARES             10,878,195.36            79.11%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA OHIO TAX EXEMPT BOND I SHARES              1,817,862.24            13.22%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES            10,041,183.03            44.93%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LIMITED MATURITY BOND I SHARES             6,613,151.81            29.59%
SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES             3,882,495.70            17.37%
SHELDON & CO TTEE
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES             1,510,861.45             6.76%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND I SHARES             16,510,554.49            34.65%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES             13,460,402.80            28.25%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES             12,604,680.28            26.45%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA LARGE CAP VALUE FUND I SHARES              3,232,674.62             6.78%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES           11,842,869.43            50.44%
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES            6,066,903.31            25.84%
SHELDON & CO
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE I SHARES            5,065,789.16            21.58%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES             12,581,264.18            27.10%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES             12,216,786.44            26.31%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA SMALL CAP VALUE FUND I SHARES              7,772,854.05            16.74%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP VALUE FUND I SHARES              7,731,876.15            16.65%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES              2,818,691.19             6.07%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY MONEY MARKET A SHARES             7,764,471.18            42.12%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TREASURY MONEY MARKET A SHARES             3,725,000.00            20.21%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TREASURY MONEY MARKET A SHARES             3,599,321.98            19.52%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TREASURY MONEY MARKET A SHARES             1,439,000.00             7.81%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES               777,779,266.37            43.28%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA MONEY MARKET FUND A SHARES               308,250,426.59            17.15%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES               265,274,000.00            14.76%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MONEY MARKET FUND A SHARES               245,975,800.00            13.69%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES              350,460,000.00            40.29%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA GOV'T MONEY MARKET A SHARES              296,703,200.00            34.11%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES               95,058,800.00            10.93%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES               86,214,692.73             9.91%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TAX EXMPT MONEY MARKET A SHARES          136,804,095.71            51.20%
FIRST CLEARING CORPORATION
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TAX EXMPT MONEY MARKET A SHARES           37,821,045.70            14.15%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TAX EXMPT MONEY MARKET A SHARES           33,819,000.00            12.66%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXMPT MONEY MARKET A SHARES           15,136,900.71             5.66%
INDIANA
NATIONAL CITY BANK OF INDIANA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

ARMADA EQUITY GROWTH FUND A SHARES                3,841,217.36            75.23%
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
DTD 7/1/98
105 ROSEMONT AVE WES/IN
WESTWOOD MA  02090-2318

ARMADA OHIO TAX EXEMPT BOND A SHARES                206,642.07            22.80%
FIRST CLEARING CORPORATION
A/C 3198-9668
HARRY E FIGGIE JR TRUST
HARRY E FIGGIE JR TTEE
37001 SHAKER BLVD
CHAGRIN FALLS OH  44022-6643

ARMADA LIMITED MATURITY BOND A SHARES                43,230.77             7.25%
BNY CLEARING SERVICES LLC
A/C 6196-4283
NASSAU POINT ASSOCIATES IV LLC
111 EAST KILBOURN AVENUE
MILWAUKEE WI  53202-6633

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE A SHARES               20,147.66             9.31%
FIRST CLEARING CORPORATION
A/C 5046-3346
CURTIS E LESMEISTER (IRA)
FCC AS CUSTODIAN
2311 MEADOW DRIVE
LOUISVILLE KY  40218-1332

ARMADA TOTAL RETURN ADVANTAGE A SHARES               15,578.68             7.20%
JANITOR SUPPLIES, INC. P/S PLAN
RUSSEL DERBY II
1612 S. NEIL STREET
CHAMPAIGN IL  61820-7212

ARMADA TOTAL RETURN ADVANTAGE A SHARES               15,148.56             7.00%
FIRST CLEARING CORPORATION
A/C 4586-0750
DAVID R JOHNSON (IRA)
FCC AS CUSTODIAN
617 WILDWOOD ROAD
SELLERSBURG IN  47172-1747

ARMADA SMALL CAP VALUE FUND A SHARES              1,064,618.94            32.63%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARMADA SMALL CAP VALUE FUND A SHARES                486,637.17            14.92%
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029

ARMADA PA TAX EXMPT MONEY MKT I SHARES          112,837,602.73            93.61%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR  NORTH ANNE
x4100 W. 150 TH STREET
CLEVELAND OH  44135-1389

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND I SHARES            4,635,688.25            91.83%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                        27,327,522.71            41.14%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA BOND FUND I SHARES                        15,903,546.91            23.94%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                        15,860,795.72            23.88%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                         4,834,043.61             7.28%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                         8,935,790.00            59.97%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA GNMA FUND I SHARES                         4,166,693.15            27.96%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                         1,748,805.03            11.74%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA PA TAX EXMPT MONEY MKT A SHARES           37,018,000.00            55.87%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA PA TAX EXMPT MONEY MKT A SHARES           25,405,405.45            38.34%
PENNSYLVANIA
NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

ARMADA PA MUNICIPAL BOND FUND A SHARES               14,233.93            12.70%
FIRST CLEARING CORPORATION
A/C 5158-1633
ELVA A LONGWELL &
437 MORTON STREET
SHARON PA  16146-2419

ARMADA PA MUNICIPAL BOND FUND A SHARES               12,784.82            11.40%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES               10,262.75             9.15%
FIRST CLEARING CORPORATION
A/C 8963-5901
SARA ZIMMER
6315 WALDRON ST
PITTSBURGH PA  15217-2518

ARMADA PA MUNICIPAL BOND FUND A SHARES                9,757.21             8.70%
FIRST CLEARING CORPORATION
A/C 1054-0958
JAMES L AIELLO AND
CRYSTEL GABRICH
141 CIRCLE DR
PITTSBURGH PA  15228-2120

ARMADA PA MUNICIPAL BOND FUND A SHARES                9,469.70             8.45%
FIRST CLEARING CORPORATION
A/C 8698-0511
JOAN A WICKERHAM
ALAN C WICKERHAM
JTTEN
462 S 7TH STREET

ARMADA PA MUNICIPAL BOND FUND A SHARES                8,587.15             7.66%
FIRST CLEARING CORPORATION
A/C 7618-3716
HELGA A. SUHR
750 CHARTER DR #E-11
LONGS SC  29568-5857

ARMADA PA MUNICIPAL BOND FUND A SHARES                7,826.77             6.98%
FIRST CLEARING CORPORATION
A/C 4289-0182
CAROL HOFFMAN
65 EATON SQUARE
FLAT F
LONDON SW1W 9BQ

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES                7,792.06             6.95%
FIRST CLEARING CORPORATION
A/C 8434-2907
THIEL COLLEGE
75 COLLEGE AVENUE
GREENVILLE PA  16125-2186

ARMADA PA MUNICIPAL BOND FUND A SHARES                5,621.16             5.01%
NATIONAL FINANCIAL SERVICES CORP
FBO GARY S LENGEL
BIN  # TGA-100897
200 LIBERTY ST # FL
NEW YORK NY  10281-1003

ARMADA GNMA FUND A SHARES                           219,621.70            32.22%
FIRST CLEARING CORPORATION
A/C 2381-7616
COMMERCIAL SCREW PROD INC
TOMCO DIV
LARRY STRAH
882 CALLENDAR BLVD

ARMADA GNMA FUND A SHARES                            97,276.27            14.27%
FIRST CLEARING CORPORATION
A/C 4720-7506
ROBERT S KENDALL &
LINDA R KENDALL JT TEN
2650 BUTTERNUT LN
PEPPER PIKE OH  44124-4208

ARMADA GNMA FUND A SHARES                            79,398.43            11.65%
FIRST CLEARING CORPORATION
A/C 2381-7632
COMMERCIAL SCREW PRODUCTS INC
882 CALLENDAR BLVD
PAINESVILLE TWP OH  44077-1218

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERNATIONAL EQUITY I SHARES             18,658,573.30            34.48%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERNATIONAL EQUITY I SHARES             17,233,493.47            31.85%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY I SHARES             11,884,793.66            21.97%
SHELDON & CO
C/O  NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY I SHARES              3,168,587.30             5.86%
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
A/C 04 66 300
PO BOX 94871
CLEVELAND OH  44101-4871

ARMADA CORE EQUITY FUND I SHARES                 11,921,213.55            90.34%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA CORE EQUITY FUND I SHARES                    702,411.83             5.32%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY PL MONEY MKT I SHARES           216,243,366.55            92.90%
NATIONAL CITY INDIANA
TRUST OPERATIONS
MONEY MARKET 5312
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT I SHARES            14,707,034.86             6.32%
NATIONAL CITY
MONEY MARKET UNIT/LOC 5312
4100 W 150TH ST
CLEVELAND OH  44135-1389

ARMADA MID CAP GROWTH I SHARES                    6,822,683.00            32.56%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES                    6,720,460.52            32.08%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA MID CAP GROWTH I SHARES                    4,919,468.45            23.48%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES                    2,314,462.68            11.05%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MID CAP GROWTH C SHARES                        9,383.34            21.40%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA MID CAP GROWTH C SHARES                        2,599.65             5.93%
FIRST CLEARING CORPORATION
A/C 1201-1331
PATRICIA L ARONE IRA
FCC AS CUSTODIAN
3720 TOMLINSON DR
LOGANSPORT IN  46947-4034

ARMADA MID CAP GROWTH C SHARES                        2,354.73             5.37%
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
115 NOVA COURT
ST MARYS PA  15857-3063

ARMADA US GOVERNMENT INCOME I SHARES             11,209,619.18            56.19%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES              3,388,916.36            16.99%
SHELDON & CO
C/O  NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES              2,555,091.03            12.81%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA US GOVERNMENT INCOME I SHARES              2,542,605.29            12.75%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME C SHARES                 27,714.76            30.35%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA US GOVERNMENT INCOME C SHARES                  7,399.21             8.10%
FIRST CLEARING CORPORATION
A/C 8697-5307
WILDA I WILSON
BARBARA A NAGY POA
10137 HOBART RD
APT 504

ARMADA US GOVERNMENT INCOME C SHARES                  5,490.87             6.01%
FIRST CLEARING CORPORATION
A/C 1074-5691
HELEN D ALEXANDER
5372 TWIN LAKE RD NE
MANCELONA MI  49659-9220

ARMADA MICHIGAN MUNI BOND I SHARES               10,298,359.59            83.76%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND I SHARES                1,550,496.44            12.61%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MICHIGAN MUNI BOND A SHARES                  251,330.35            18.33%
MCDONALD INVESTMENTS INC FBO
35617487
4900 TIEDEMAN ROAD
BROOKLYN OH  44144-2338

ARMADA MICHIGAN MUNI BOND B SHARES                   23,694.76            13.91%
FIRST CLEARING CORPORATION
A/C 4119-5327
TIMOTHY P. HIGGINS
KATHLEEN M. HIGGINS
17518 OAK HILL DR
NORTHVILLE MI  48167-4363

ARMADA MICHIGAN MUNI BOND B SHARES                   16,489.00             9.68%
FIRST CLEARING CORPORATION
A/C 1474-8811
MARION E BELLONI
510 E BLOOMFIELD AVE
ROYAL OAK MI  48073-3562

ARMADA MICHIGAN MUNI BOND B SHARES                   10,742.06             6.31%
FIRST CLEARING CORPORATION
A/C 6832-4960
PHILLIP PSUTY REV TRUST
U/A DTD 07-09-1999
120 SOUTH LAKE LEELANAU DR
LAKE LEELANAU MI  49653-9741

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND B SHARES                    9,443.60             5.55%
FIRST CLEARING CORPORATION
A/C 8304-7634
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD

ARMADA MICHIGAN MUNI BOND B SHARES                    9,443.60             5.55%
FIRST CLEARING CORPORATION
A/C 8665-0100
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330

ARMADA MICHIGAN MUNI BOND B SHARES                    9,167.78             5.38%
FIRST CLEARING CORPORATION
A/C 6852-6451
MARYLEE A ROVEN &
SHERYL C ROVEN
13644 WESLEY
SOUTHGATE MI  48195-1719

ARMADA MICHIGAN MUNI BOND B SHARES                    9,000.45             5.29%
FIRST CLEARING CORPORATION
A/C 3780-8004
ERICH K GAERTNER AND
BARBARA J GAERTNER
607 SIDNEY
BAY CITY MI  48706-3868

ARMADA MICHIGAN MUNI BOND C SHARES                   17,284.93            65.50%
FIRST CLEARING CORPORATION
A/C 7412-6331
ALYSSA LEE TRUST
SHARI L SIMON TTEE
102 W COLBY ST #LOFT
WHITEHALL MI  49461-1015

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND C SHARES                    3,619.91            13.72%
FIRST CLEARING CORPORATION
A/C 8421-6308
EUGENE H. TOWNER MARITAL TRUST
1023 AVON ROAD
ANN ARBOR MI  48104-2741

ARMADA MICHIGAN MUNI BOND C SHARES                    2,081.36             7.89%
FIRST CLEARING CORPORATION
A/C 8951-4011
RAIMONDS T ZIEMELIS
RAIMONDS T ZIEMELIS
1222 E GILES
MUSKEGON MI  49445-2630

ARMADA MICHIGAN MUNI BOND C SHARES                    1,879.94             7.12%
FIRST CLEARING CORPORATION
A/C 5837-0033
ROBERT L MOTT
GLORIA A MOTT TTEE
10242 SUNRISE RDG
PINCKNEY MI  48169-8125

ARMADA LARGE CAP ULTRA FUND I SHARES              5,759,729.57            45.91%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES              3,026,413.80            24.13%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP ULTRA FUND I SHARES              1,363,791.63            10.87%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES              1,246,826.87             9.94%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LARGE CAP ULTRA FUND I SHARES              1,102,822.17             8.79%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

ARMADA LARGE CAP ULTRA FUND C SHARES                 10,672.29            28.61%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA LARGE CAP ULTRA FUND C SHARES                  2,092.05             5.61%
FIRST CLEARING CORPORATION
A/C 1641-3374
THEODORE BOLTON (DECEDENT IRA)
GARY BOLTON (BENEFICIARY)
2032 FITZWATER
PHILADELPHIA PA  19146-1333

ARMADA EQUITY INDEX FUND C SHARES                     9,649.12             9.04%
FIRST CLEARING CORPORATION
A/C 4509-9613
INDUSTRIAL POWER SYSTEMS, INC.
ATTN: ANGELA KAMINKI
410 RYDER ROAD
TOLEDO OH  43607-3106

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND C SHARES                     8,018.49             7.52%
FIRST CLEARING CORPORATION
A/C 5911-3463
LYMAN F NARTEN IRA R/O
FCC AS CUSTODIAN
15155 HERITAGE LN
CHAGRIN FALLS OH  44022-2674

ARMADA EQUITY INDEX FUND C SHARES                     6,256.93             5.86%
FIRST CLEARING CORPORATION
A/C 4360-5634
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
5140 RIVERVIEW DR
INDIANAPOLIS IN  46208-2453

ARMADA EQUITY INDEX FUND C SHARES                     6,256.93             5.86%
FIRST CLEARING CORPORATION
A/C 6488-1813
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
2506 WILLOWBROOK PKWY STE 200
INDIANAPOLIS IN  46205-1542

ARMADA BALANCED ALLOCATION C SHARES                  13,065.23            16.95%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA BALANCED ALLOCATION C SHARES                   7,437.05             9.65%
FIRST CLEARING CORPORATION
A/C 5205-8862
JOANN LUTES &
AIMEE L TELEGRAPHIC
4 WESLEY AVE
CHARLEROI PA  15022-9444

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA BALANCED ALLOCATION C SHARES                   5,604.87             7.27%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

ARMADA TAX MANAGED EQUITY C SHARES                    8,264.46             9.78%
FIRST CLEARING CORPORATION
A/C 6700-2399
GAYLE PAPESH
5408 TURNEY RD
GARFIELD HTS OH  44125-3204

ARMADA TAX MANAGED EQUITY C SHARES                    7,346.42             8.69%
FIRST CLEARING CORPORATION
A/C 6108-1699
KENNETH A OTTO &
MERILEE W OTTO
1710 ROOD POINT ROAD
MUSKEGON MI  49441-4849

ARMADA TAX MANAGED EQUITY C SHARES                    5,342.83             6.32%
FIRST CLEARING CORPORATION
A/C 7561-2888
ROSALIA H STOJOVIC
1787 E 33RD STREET
CLEVELAND OH  44114-4517

ARMADA NAT'L TAX EXEMPT BOND C SHARES                 6,045.81            76.28%
FIRST CLEARING CORPORATION
A/C 7174-9138
RUKHSANA RAHMAN
2408 BURNING TREE CT
JEFFERSONVILLE IN  47130-6742

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND C SHARES                 1,818.77            22.95%
FIRST CLEARING CORPORATION
A/C 3565-5028
PATRICIA ANN GALLIHER
JT WROS
311 BELLEFONTE PRINCESS RD
ASHLAND KY  41101-7115

ARMADA MONEY MARKET FUND C SHARES                   184,503.64            35.37%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
ISADORE G YABLON
1940 LAKE ROBERTS CT
WINDERMERE FL  34786-6116

ARMADA MONEY MARKET FUND C SHARES                    54,764.27            10.50%
FIRST CLEARING CORPORATION
A/C 6490-8961
HOMER M OSBORNE IRA
FCC AS CUSTODIAN
5 PATRICIA ST
CHARLEROI PA  15022-9439

ARMADA MONEY MARKET FUND C SHARES                    53,371.46            10.23%
PRIMEVEST FINANCIAL SERVICES FBO
PRIMEVEST FINL SVCS AS CUST FOR
25206820
400 FIRST STREET SO SUITE 300
P O BOX 283
ST CLOUD MN  56302-0283

ARMADA MONEY MARKET FUND C SHARES                    46,903.37             8.99%
BURKE BROTHERS, INC. 401K
JOHN DICK
R.D. #1
WEEDVILLE PA  15868

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MONEY MARKET FUND C SHARES                    38,952.26             7.47%
FIRST CLEARING CORPORATION
A/C 1375-8906
JAMES J BARRY IRA ROLLOVER
FCC AS CUSTODIAN
8262 WASHINGTON AVENUE
NORTH ROYALTON OH  44133-7207

ARMADA MONEY MARKET FUND C SHARES                    36,273.39             6.95%
FIRST CLEARING CORPORATION
A/C 2136-5224
FREDERICK E CASSIDY IRA
FCC AS CUSTODIAN
2223 CARROLL STREET
ASHLAND KY  41102-4739

ARMADA EQUITY GROWTH FUND C SHARES                    5,318.39            15.44%
FIRST CLEARING CORPORATION
A/C 1294-3972
ROBERT HENRY BAKER JR IRA
FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586

ARMADA EQUITY GROWTH FUND C SHARES                    3,528.69            10.24%
INDEPENDENCE TRUST COMPANY
PO BOX 682188
FRANKLIN TN  37068-2188

ARMADA EQUITY GROWTH FUND C SHARES                    3,035.13             8.81%
THE KAYO LUMBER CO. PSP
JAMES E ELOFF
8640 TAMARACK
TEMPERANCE MI  48182-9257

ARMADA EQUITY GROWTH FUND C SHARES                    3,029.25             8.79%
FIRST CLEARING CORPORATION
A/C 6142-5504
CAROLYN A PAGEL IRA
FCC AS CUSTODIAN
1421 CORDOVA AVE
LAKEWOOD OH  44107-3601

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FUND C SHARES               12,523.79            23.83%
FIRST CLEARING CORPORATION
A/C 2583-3222
WURSTER CONSTRUCTION CO INC
ATTN  AL WURSTER  PRES
8463 CASTLEWOOD DR
INDIANAPOLIS IN  46250-1534

ARMADA INTERMEDIATE BOND FUND C SHARES                9,816.57            18.68%
FIRST CLEARING CORPORATION
A/C 4973-8143
MARIAN L LAISURE
TOD, DORYLZ LAISURE,
2112 ACACIA PARK DR APT 307
LYNDHURST OH  44124-3800

ARMADA INTERMEDIATE BOND FUND C SHARES                9,496.68            18.07%
FIRST CLEARING CORPORATION
A/C 7721-3664
SAMUEL E TAYLOR
REVOCABLE TRUST
961 COLLIER CT APT 303
MARCO ISLAND FL  34145-6535

ARMADA INTERMEDIATE BOND FUND C SHARES                5,811.25            11.06%
FIRST CLEARING CORPORATION
A/C 1294-3972
ROBERT HENRY BAKER JR IRA
FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586

ARMADA OHIO TAX EXEMPT BOND C SHARES                  9,435.79             9.40%
FIRST CLEARING CORPORATION
A/C 7164-3090
ROBERT J RICE REVOCABLE TRUST
ROBERT J RICE TRUSTEE
16280 COMMONS OVAL
STRONGSVILLE OH  44136-2566

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND C SHARES                  9,076.89             9.04%
FIRST CLEARING CORPORATION
A/C 1021-6227
DOROTHY L ACKERS
6700 CINCINNATI/ZANESVILLE RD
RUSHVILLE OH  43150-9641

ARMADA OHIO TAX EXEMPT BOND C SHARES                  9,006.52             8.97%
FIRST CLEARING CORPORATION
A/C 3709-6486
ANNA M GASCOIGNE NIXON
284 SOUTH OVAL DRIVE
CHARDON OH  44024-1462

ARMADA OHIO TAX EXEMPT BOND C SHARES                  7,847.56             7.81%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

ARMADA OHIO TAX EXEMPT BOND C SHARES                  7,487.07             7.46%
FIRST CLEARING CORPORATION
A/C 3330-1164
HARRY FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

ARMADA OHIO TAX EXEMPT BOND C SHARES                  7,487.07             7.46%
FIRST CLEARING CORPORATION
A/C 3384-6316
SYLVIA A. FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND C SHARES                  6,244.43             6.22%
FIRST CLEARING CORPORATION
A/C 3266-5160
PEARLIE J FOSTER &
JAMES H FOSTER
10730 ENGLEWOOD AVE
CLEVELAND OH  44108-2720

ARMADA LIMITED MATURITY BOND C SHARES                11,568.00             9.94%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA LIMITED MATURITY BOND C SHARES                10,168.10             8.74%
FIRST CLEARING CORPORATION
A/C 4083-8539
ROSEMARY E HARRISON (IRA R/O)
FCC AS CUSTODIAN
47 CLEVELAND STREET
CHAGRIN FALLS OH  44022-2927

ARMADA LIMITED MATURITY BOND C SHARES                 8,008.37             6.88%
FIRST CLEARING CORPORATION
A/C 4000-8606
MARY SUSAN FOX &
J WARREN FO
x1681 QUAIL RUN DR
KALAMAZOO MI  49009-1899

ARMADA LIMITED MATURITY BOND C SHARES                 7,383.52             6.35%
FIRST CLEARING CORPORATION
A/C 2144-9760
C RICHARD COULSON IRA
FCC AS CUSTODIAN
5056 NICKELSON
PROSPECT OH  43342-9794

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND C SHARES                 7,007.33             6.02%
FIRST CLEARING CORPORATION
A/C 3993-7302
PETER C. HAWK TTEE OF THE
1741 IDLEWILD
RICHLAND MI  49083-9360

ARMADA LIMITED MATURITY BOND C SHARES                 6,576.86             5.65%
FIRST CLEARING CORPORATION
A/C 1744-7345
SYMA BREJT (IRA)
FCC AS CUSTODIAN
3625 SHANNON RD
CLEVELAND HTS OH  44118-1928

ARMADA LIMITED MATURITY BOND B SHARES                 8,507.73             5.94%
FIRST CLEARING CORPORATION
A/C 4635-1560
THOMAS M KASSON (DECEDENT IRA)
BEVERLY ANN KASSON (BENE)
FCC AS CUSTODIAN
1502 APPLECORFT

ARMADA LIMITED MATURITY BOND B SHARES                 8,505.34             5.93%
FIRST CLEARING CORPORATION
A/C 4940-5424
EUGENE KUS
SHIRLEY KUS
13945 COUNTY LINE ROAD
CHAGRIN FALLS OH  44022-4015

ARMADA LIMITED MATURITY BOND B SHARES                 8,100.97             5.65%
FIRST CLEARING CORPORATION
A/C 1685-8815
FREMOND BOYD (IRA)
FCC AS CUSTODIAN
3567 GROSVENOR RD
CLEVELAND OH  44118-2628

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND B SHARES                 7,992.01             5.58%
FIRST CLEARING CORPORATION
A/C 1637-2210
MARJORIE M BOOTH
3268 BRAEMAR ROAD
SHAKER HTS OH  44120-3330

ARMADA TOTAL RETURN ADVANTAGE B SHARES                5,325.20            14.34%
FIRST CLEARING CORPORATION
A/C 4025-9578
DONALD P HAMILTON SR IRA
FCC AS CUSTODIAN
164 SOUTH DETROIT AVE
TOLEDO OH  43609-2017

ARMADA TOTAL RETURN ADVANTAGE B SHARES                4,339.90            11.68%

FIRST CLEARING CORPORATION
A/C 3607-7352
MARY M GOODMAN
710 WEST WASHINGTON STREET
BRADFORD PA  16701-2631

ARMADA TOTAL RETURN ADVANTAGE B SHARES                4,221.97            11.37%
FIRST CLEARING CORPORATION
A/C 2867-1582
HENRY R & ANNA BELLE
DOWDY TTEE HENRY R & ANNA
6100 LAKE BONITA RD
CATLETTSBURG KY  41129-9704

ARMADA TOTAL RETURN ADVANTAGE B SHARES                3,828.01            10.31%
FIRST CLEARING CORPORATION
A/C 7738-9249
HOWARD C SERGOTT (IRA R/O)
FCC AS CUSTODIAN
4698 WOLFF DR
BRUNSWICK OH  44212-2549

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE B SHARES                3,002.94             8.08%
FIRST CLEARING CORPORATION
A/C 1212-4397
YORK ASH
2772 S. MICHAEL
TRAVERSE CITY MI  49686-4921

ARMADA TOTAL RETURN ADVANTAGE B SHARES                2,659.90             7.16%
FIRST CLEARING CORPORATION
A/C 3816-3066
CLAUDE HALL IRA
FCC AS CUSTODIAN
416 SKYLARK DR
WINCHESTER KY  40391-2902

ARMADA TOTAL RETURN ADVANTAGE B SHARES                2,051.29             5.52%
RAYMOND JAMES & ASSOC INC CSDN
ALFRED E COREY JR IRA
1031 EDEN ISLE DR N E
SAINT PETERSBURG FL  33704-1705

ARMADA CORE EQUITY FUND C SHARES                     22,851.92            49.40%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA CORE EQUITY FUND C SHARES                      2,934.97             6.34%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND C SHARES                  2,951.78            12.89%
FIRST CLEARING CORPORATION
A/C 5723-7156
ANTHONY R MOHORCIC DECEDENT
IRA ROLLOVER
FCC AS CUSTODIAN DTD 3/17/97
8595 PARK RIDGE LN

ARMADA LARGE CAP VALUE FUND C SHARES                  2,069.29             9.03%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN:LORI MACDONALD
94 HOSPITAL STREET
3RD FLOOR

ARMADA LARGE CAP VALUE FUND C SHARES                  1,596.62             6.97%
FIRST CLEARING CORPORATION
A/C 6285-7564
NORTH RIVER DEVELOPMENT CORP.
725 LAGRANGE ST.
TOLEDO OH  43604-1673

ARMADA LARGE CAP VALUE FUND C SHARES                  1,228.20             5.36%
FIRST CLEARING CORPORATION
A/C 8742-7666
ROBERT W WARLAND
BEVERLY B WARLAND
1403 14TH AVE
FORT DODGE IA  50501-7625

ARMADA LARGE CAP VALUE FUND C SHARES                  1,204.55             5.26%
SEI PRIVATE TRUST CO CUST FBO
CUST FOR THE ROLLOVER IRA OF
WALLACE STRICKLAND
3337 E 149TH ST
CLEVELAND OH  44120-4237

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE C SHARES                1,805.59            31.21%
STONEY HOLLOW TIRE, INC. 401(K) PLA
DAVID B KNOWLSON
ATTN: EARL BUONO
PERSONAL AND CONFIDENTIAL
1ST & HANOVER STREETS, PO BOX 310
MARTINS FERRY OH  43935-0310

ARMADA TOTAL RETURN ADVANTAGE C SHARES                1,011.50            17.48%
FIRST CLEARING CORPORATION
A/C 3778-0803
VIRGINIA M GILLESPIE
7037 PROSPECT DUBLIN RD
PROSPECT OH  43342-9553

ARMADA TOTAL RETURN ADVANTAGE C SHARES                  442.63             7.65%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
ROBERT R FELTES
8853 MICHAELS LN
BROADVIEW HTS OH  44147-1774

ARMADA PA MUNICIPAL BOND FUND C SHARES               18,570.10            30.01%
FIRST CLEARING CORPORATION
A/C 1990-7271
PAUL CRISSMAN
JANE CRISSMAN
2375 SPENCER RD
HERMITAGE PA  16148-7107

ARMADA PA MUNICIPAL BOND FUND C SHARES                9,888.56            15.98%
FIRST CLEARING CORPORATION
A/C 8681-9932
LEROY A WHEELER
JUNE L JONES
23164 N TOWNLINE
CONNEAUTVILLE PA  16406-5548

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND C SHARES                9,242.04            14.94%
FIRST CLEARING CORPORATION
A/C 1267-6671
MARTHA BAIRD
10 STONEY BROOK BLVD
GREENVILLE PA  16125-7804

ARMADA PA MUNICIPAL BOND FUND C SHARES                7,274.49            11.76%
FIRST CLEARING CORPORATION
A/C 7799-8929
HENRI SCHMID
HARRIET ANN SCHMID
JTTEN
440 COLLIER ROAD

ARMADA PA MUNICIPAL BOND FUND C SHARES                5,199.60             8.40%
FIRST CLEARING CORPORATION
A/C 6713-4142
MILDRED P PHILLIPS
2625 ASBURY RD
ERIE PA  16506-1441

ARMADA PA MUNICIPAL BOND FUND C SHARES                4,470.68             7.23%
FIRST CLEARING CORPORATION
A/C 3393-3402
CATHERINE M FRANTZ
2617 ASBURY RD
ERIE PA  16506-1441

ARMADA BOND FUND C SHARES                             3,970.32            24.26%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN:LORI MACDONALD
94 HOSPITAL STREET
3RD FLOOR

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA BOND FUND C SHARES                             2,435.27            14.88%
FIRST CLEARING CORPORATION
A/C 2134-3053
JOSEPH H CROWLEY (IRA)
FCC AS CUSTODIAN
1630 CREEDMOOR AVE
PITTSBURGH PA  15226-2440

ARMADA BOND FUND C SHARES                             1,823.45            11.14%
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
BIN# 46345739
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

ARMADA BOND FUND C SHARES                             1,094.26             6.69%
FIRST CLEARING CORPORATION
A/C 1682-6933
PETER P BOVA SEP IRA
FCC AS CUSTODIAN
134 WINTERWOOD DR
BUTLER PA  16001-7334

ARMADA BOND FUND C SHARES                             1,085.74             6.63%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MARLENE A MESA
7456 BARTHOLOMEW DR
MIDDLEBRG HTS OH  44130-6768

ARMADA BOND FUND C SHARES                               928.00             5.67%
ELK COUNTY TOOL & DIE INC
JAMES L SCHAUT, JR.
417 S. ST. MARYS ST.
ST. MARYS PA  15857

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA BOND FUND C SHARES                               924.07             5.65%
FIRST CLEARING CORPORATION
A/C 6099-1850
ROBERT H MULLENS (IRA)
FCC AS CUSTODIAN
1256 ROHR RD
LOCKBOURNE OH  43137-9251

ARMADA BOND FUND C SHARES                               859.99             5.26%
FIRST CLEARING CORPORATION
A/C 8642-6779
LEOLA WILSON IRA
FCC AS CUSTODIAN
7 MARIO DR
TROTWOOD OH  45426-2914

ARMADA GNMA FUND C SHARES                            11,175.68             6.14%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA GNMA FUND C SHARES                            10,058.92             5.53%
FIRST CLEARING CORPORATION
A/C 6324-9932
ROBERT F NEUWAR IRA
FCC AS CUSTODIAN
381 STERLING CIR
BEREA OH  44017-2322

ARMADA GNMA FUND C SHARES                             9,959.23             5.47%
FIRST CLEARING CORPORATION
A/C 4083-8539
ROSEMARY E HARRISON (IRA R/O)
FCC AS CUSTODIAN
47 CLEVELAND STREET
CHAGRIN FALLS OH  44022-2927

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERNATIONAL EQUITY C SHARES                  6,177.02            10.31%
FIRST CLEARING CORPORATION
A/C 8992-4993
JEFFREY ZORNOW IRA
FCC AS CUSTODIAN
1884 STONE HOLLOW DR
BOUNTIFUL UT  84010-1057

ARMADA INTERNATIONAL EQUITY C SHARES                  4,362.05             7.28%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

ARMADA INTERNATIONAL EQUITY C SHARES                  3,109.69             5.19%
FIRST CLEARING CORPORATION
A/C 7812-7731
RALPH E STEWART IRA
FCC AS CUSTODIAN
3037 BONNIE BRAE
FLOSSMOOR IL  60422-2027

ARMADA SMALL CAP GROWTH FUND C SHARES                 6,162.72            11.20%
FIRST CLEARING CORPORATION
A/C 8992-4993
JEFFREY ZORNOW IRA
FCC AS CUSTODIAN
1884 STONE HOLLOW DR
BOUNTIFUL UT  84010-1057

ARMADA SMALL CAP GROWTH FUND C SHARES                 4,573.17             8.31%
FIRST CLEARING CORPORATION
A/C 8635-9569
JANE B WESSEL IRA
FCC AS CUSTODIAN
21280 AVALON DR
ROCKY RIVER OH  44116-1122

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL CAP GROWTH FUND C SHARES                 3,791.47             6.89%
FIRST CLEARING CORPORATION
A/C 4365-5907
HUBER HEIGHTS MEDICAL CENTER
6096 BRANDT PARKWAY
HUBER HEIGHTS OH  45424-4015

ARMADA AGGRESSIVE ALLOCATION FUND A SH              253,897.80            80.71%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

ARMADA AGGRESSIVE ALLOCATION FUND B SH                2,144.65            11.17%
FIRST CLEARING CORPORATION
A/C 1923-4997
NANCY BUNKER
3130 CHESTNUT RD
VENICE FL  34293-3014

ARMADA AGGRESSIVE ALLOCATION FUND B SH                1,459.85             7.60%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JOHN W GRZECKA
1139 W 29TH ST
ERIE PA  16508-1535

ARMADA AGGRESSIVE ALLOCATION FUND B SH                1,248.44             6.50%
FIRST CLEARING CORPORATION
A/C 2145-6941
TODD P CRAWFORD (IRA)
FCC AS CUSTODIAN
101 JEFFERSON BLVD EXT
MINGO JCT OH  43938-1493

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND B SH                1,109.82             5.78%
FIRST CLEARING CORPORATION
A/C 3316-0318
ROBERT E FOURNIER IRA
FCC AS CUSTODIAN
27268 BUNERT RD
WARREN MI  48088-4842

ARMADA AGGRESSIVE ALLOCATION FUND B SH                1,071.18             5.58%
FIRST CLEARING CORPORATION
A/C 7557-6931
MICHAEL A SHANNO
7447 NEFF ROAD
MEDINA OH  44256-9427

ARMADA AGGRESSIVE ALLOCATION FUND B SH                1,067.24             5.56%
FIRST CLEARING CORPORATION
A/C 1595-9571
HOWARD BLECHER AND
HOWARD BLECHER AND
133 WOOD STREET
FLUSHING OH  43977-9727

ARMADA AGGRESSIVE ALLOCATION FUND C SH                3,194.92            12.85%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
STEVE SCOTT
5969 GRACE AVE
LUDINGTON MI  49431-9683

ARMADA AGGRESSIVE ALLOCATION FUND C SH                1,683.81             6.77%
FIRST CLEARING CORPORATION
A/C 7658-4923
JANE E SIBLEY IRA
FCC AS CUSTODIAN
4153 SAWGRASS TRL
MUSKEGON MI  49442-6806

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND C SH                1,673.82             6.73%
FIRST CLEARING CORPORATION
A/C 7356-4030
ROBERTA M STEWART (IRA)
FCC AS CUSTODIAN
211 E DEWEY RD
SCOTTVILLE MI  49454-9679

ARMADA AGGRESSIVE ALLOCATION FUND C SH                1,587.30             6.39%
FIRST CLEARING CORPORATION
A/C 5565-8612
ROBERT G MEAGHER IRA R/O
FCC AS CUSTODIAN
2534 BIG SKY CT
ANN ARBOR MI  48108-9323

ARMADA AGGRESSIVE ALLOCATION FUND C SH                1,440.77             5.80%
FIRST CLEARING CORPORATION
A/C 4847-2450
GREGORY KNIAT (IRA)
FCC AS CUSTODIAN
1945 ELWOOD
MUSKEGON MI  49442-5829

ARMADA AGGRESSIVE ALLOCATION FUND I SH              254,418.79            80.10%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA AGGRESSIVE ALLOCATION FUND I SH               62,916.68            19.81%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND A SH                 258,616.99            91.34%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

ARMADA CONSERVATIVE ALLOC FUND B SH                  10,608.53            35.79%
FIRST CLEARING CORPORATION
A/C 1613-2529
WILLIAM J BOGARD (IRA)
FCC AS CUSTODIAN
1 QUAIL RUN
CHARLESTON IL  61920-4408

ARMADA CONSERVATIVE ALLOC FUND B SH                   3,100.47            10.46%
FIRST CLEARING CORPORATION
A/C 1135-5168
C MAX ANDERSON AND PATRICIA S
ANDERSON REV TR C MAX AND
9105 E 17TH ST
INDIANAPOLIS IN  46229-2018

ARMADA CONSERVATIVE ALLOC FUND B SH                   2,576.46             8.69%
FIRST CLEARING CORPORATION
A/C 7859-4513
WILLIAM C SMITH IRA
FCC AS CUSTODIAN
6150 W 100 S
NEW PALESTINE IN  46163-9799

ARMADA CONSERVATIVE ALLOC FUND B SH                   2,200.11             7.42%
FIRST CLEARING CORPORATION
A/C 3077-8319
HARRIETT B YOUNG (IRA)
FCC AS CUSTODIAN
2384 EARDLEY RD
UNIVERSITY HT OH  44118-3722

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND B SH                   1,944.99             6.56%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RAYMOND L MODEN
9840 COUNTY ROAD 17-3
WAUSEON OH  43567-9746

ARMADA CONSERVATIVE ALLOC FUND B SH                   1,627.03             5.49%
FIRST CLEARING CORPORATION
A/C 6880-0513
CRAIG A RUNESTAD IRA R/O
FCC AS CUSTODIAN
3527 FREMONT ST
ROCKFORD IL  61103-2006

ARMADA CONSERVATIVE ALLOC FUND B SH                   1,624.04             5.48%
FIRST CLEARING CORPORATION
A/C 8376-7210
A J TONEY JR (IRA)
FCC AS CUSTODIAN
7805 GRAYDON HEIGHTS
CATLETTSBURG KY  41129-9121

ARMADA CONSERVATIVE ALLOC FUND B SH                   1,564.71             5.28%

SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO CINDY S HUGHES
228 S BEECH ST
BRYAN OH  43506-1655

ARMADA CONSERVATIVE ALLOC FUND C SH                  11,841.17            16.70%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND C SH                   4,661.69             6.57%
FIRST CLEARING CORPORATION
A/C 2867-1116
HENRY R DOWDY IRA R/O
FCC AS CUSTODIAN
6100 LAKE BONITA RD
CATLETTSBURG KY  41129-9704

ARMADA CONSERVATIVE ALLOC FUND C SH                   4,583.90             6.46%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

ARMADA CONSERVATIVE ALLOC FUND C SH                   4,255.57             6.00%
FIRST CLEARING CORPORATION
A/C 5238-8514
JOHN H LEDWIDGE &
PHILLIS LEDWIDGE
1517 ALTON RD
PT CHARLOTTE FL  33952-4708

ARMADA CONSERVATIVE ALLOC FUND C SH                   3,625.30             5.11%
FIRST CLEARING CORPORATION
A/C 4103-5222
ROBERT E HARTWIG
JEANETTE L HARTWIG
1507 CITY ROAD 5
KITTS HILL OH  45645

ARMADA CONSERVATIVE ALLOC FUND C SH                   3,605.96             5.09%
FIRST CLEARING CORPORATION
A/C 4247-9304
KEITH A HOPKINS IRA
FCC AS CUSTODIAN
436 DRY RUN RD
WEST PORTSMOUTH OH  45663-9018

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND I SH                 259,577.23            90.82%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA CONSERVATIVE ALLOC FUND I SH                  26,236.13             9.18%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA SMALL/MID CAP VALUE FUND A SH                  7,446.81            28.11%
FIRST CLEARING CORPORATION
A/C 5230-7950
SUSAN W MACDONALD
2731 CHESTERTON RD
SHAKER HEIGHTS OH  44122-1804

ARMADA SMALL/MID CAP VALUE FUND A SH                  2,304.61             8.70%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JAMES F KEARNEY
10720 BIG CANOE
BIG CANOE GA  30143-5133

ARMADA SMALL/MID CAP VALUE FUND A SH                  1,570.68             5.93%
MALCOLM B HOLLENSTEINER
4401 43RD ST NW
WASHINGTON DC 20016-2003

ARMADA SMALL/MID CAP VALUE FUND A SH                  1,527.50             5.77%
MARILOU C HITT
BRIAN E HITT JT TEN
29800 PIKE DR
ORANGE VILLAGE OH  44022-1669

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL/MID CAP VALUE FUND A SH                  1,327.32             5.01%
FIRST CLEARING CORPORATION
A/C 2096-5296
JANA J CHAMBERS (IRA ROLLOVER)
FCC AS CUSTODIAN
811 N REBECCA
PEORIA IL  61606-1075

ARMADA SMALL/MID CAP VALUE FUND I SH                627,550.92            62.01%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL/MID CAP VALUE FUND I SH                279,865.17            27.65%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA SMALL/MID CAP VALUE FUND I SH                104,607.30            10.34%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA AGGRESSIVE ALLOCATION FUND H SH               30,121.34            41.03%
FIRST CLEARING CORPORATION
A/C 1937-4859
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
RR 5 BOX 555
SPENCER IN  47460-9474

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND H SH               16,560.83            22.56%
FIRST CLEARING CORPORATION
A/C 1885-2452
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
1361 W 725 S
TRAFALGAR IN  46181-8791

ARMADA AGGRESSIVE ALLOCATION FUND H SH                9,503.70            12.95%
FIRST CLEARING CORPORATION
A/C 4045-2675
PHILLIP L HARGIS (IRA)
FCC AS CUSTODIAN
11145 FALL DR
INDIANAPOLIS IN  46229-1971

ARMADA BALANCED ALLOCATION FD H SHARES               10,720.97            14.57%
FIRST CLEARING CORPORATION
A/C 2020-4262
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
6401 PLEASANT WOOD LN
INDIANAPOLIS IN  46236-9735

ARMADA BALANCED ALLOCATION FD H SHARES                4,788.56             6.51%
FIRST CLEARING CORPORATION
A/C 6817-1601
PAMELA K ZEMAN
31108 FALLCREEKWAY E DR
INDIANAPOLIS IN  46205

ARMADA BALANCED ALLOCATION FD H SHARES                3,942.43             5.36%
FIRST CLEARING CORPORATION
A/C 1218-1280
BROOKE D ASPERGREN JR
2502 NORTH 5TH STREET
KALAMAZOO MI  49009-8510

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA BOND FUND H SHARES                             7,356.22            94.00%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA BOND FUND H SHARES                               451.88             5.77%
FIRST CLEARING CORPORATION
A/C 5585-1155
LINDA L MELLOTT (IRA)
FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113

ARMADA CONSERVATIVE ALLOCATION FD H SH                6,526.54            10.53%
FIRST CLEARING CORPORATION
A/C 4563-5152
PATRICIA A JENSEN (IRA)
FCC AS CUSTODIAN
406 27TH STREET
MC KEESPORT PA  15132-7024

ARMADA CONSERVATIVE ALLOCATION FD H SH                6,407.70            10.34%
FIRST CLEARING CORPORATION
A/C 3720-2853
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA CONSERVATIVE ALLOCATION FD H SH                6,130.19             9.89%
FIRST CLEARING CORPORATION
A/C 6962-1915
PAUL RAIGNER (IRA)
FCC AS CUSTODIAN
580 N 300 W
GREENFIELD IN  46140-8424

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOCATION FD H SH                4,386.26             7.08%
FIRST CLEARING CORPORATION
A/C 7946-5644
LEONARD SHIRLEY AND
JEAN F SHIRLEY
2028 STATE RD 95
EDISON OH  43320

ARMADA CONSERVATIVE ALLOCATION FD H SH                4,313.23             6.96%
FIRST CLEARING CORPORATION
A/C 7505-9389
JOHN W STEEN (IRA)
FCC AS CUSTODIAN
2745 PLEASANT AVE
ASHLAND KY  41102-6049

ARMADA CORE EQUITY FUND H SHARES                        855.79            23.95%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA CORE EQUITY FUND H SHARES                        760.06            21.27%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO SHARYN UGAN
15102 ROSEMARY AVE
CLEVELAND OH 44111-2158

ARMADA CORE EQUITY FUND H SHARES                        644.83            18.05%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
BRIDGET MACMILLAN
1403 W JARVIS AVE APT 1
CHICAGO IL  60626-2089

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA CORE EQUITY FUND H SHARES                        629.10            17.61%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JOCELYN MULDER
17402 MILBURN AVE
CLEVELAND OH  44135-1957

ARMADA CORE EQUITY FUND H SHARES                        506.42            14.17%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO ALAN R TEPPER
PO BOX 893
NORTH BEND WA 98045-0893

ARMADA EQUITY GROWTH FUND H SHARES                    1,339.29            40.67%
FIRST CLEARING CORPORATION
A/C 7920-8657
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
124 RICK COURT
OSWEGO IL  60543-9113

ARMADA EQUITY GROWTH FUND H SHARES                      376.13            11.42%
FIRST CLEARING CORPORATION
A/C 8317-4412
CLAYTON E THOMAS (IRA)
FCC AS CUSTODIAN
809 DUNBAR DR
CUMBERLAND IN  46229-3227

ARMADA EQUITY GROWTH FUND H SHARES                      340.84            10.35%
FIRST CLEARING CORPORATION
A/C 1577-0172
MARY E BLAIR
MARY E BLAIR
24 CABERFAE HIGHWAY
LOT 17

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND H SHARES                      306.40             9.30%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA EQUITY GROWTH FUND H SHARES                      270.74             8.22%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

ARMADA EQUITY GROWTH FUND H SHARES                      243.55             7.40%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
PENNIE C KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA EQUITY GROWTH FUND H SHARES                      243.55             7.40%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA EQUITY INDEX FUND H SHARES                     1,990.06            42.78%
FIRST CLEARING CORPORATION
A/C 6076-6995
JACK OLIVER AMA
1121 DAYTON
KALAMAZOO MI  49048-2137

ARMADA EQUITY INDEX FUND H SHARES                       834.95            17.95%
FIRST CLEARING CORPORATION
A/C 6641-5784
DOROTHY J PIPE (IRA)
FCC AS CUSTODIAN
8216 W VILLA LINDO
PEORIA AZ  85383-1010

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND H SHARES                       523.77            11.26%
FIRST CLEARING CORPORATION
A/C 3047-6412
WENDY L ELWELL
3722 SPOKANE AVE
CLEVELAND OH  44109-3830

ARMADA EQUITY INDEX FUND H SHARES                       522.13            11.22%
FIRST CLEARING CORPORATION
A/C 2688-5128
MCMILLIAN DAVIS
1801 E 12TH ST
CLEVELAND OH  44114-3500

ARMADA EQUITY INDEX FUND H SHARES                       417.09             8.97%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

ARMADA EQUITY INDEX FUND H SHARES                       245.00             5.27%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO HAL J WILLIAMS
PO BOX 381
TENINO WA  98589-0381

ARMADA GNMA FUND H SHARES                             3,433.87            17.53%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA GNMA FUND H SHARES                             2,841.20            14.51%
FIRST CLEARING CORPORATION
A/C 1249-2048
ROY G AYERS IRA ROLLOVER
FCC AS CUSTODIAN
1301 WAVERLY DR
KALAMAZOO MI  49048-1421

ARMADA GNMA FUND H SHARES                             2,091.51            10.68%
FIRST CLEARING CORPORATION
A/C 5561-1257
MELVIN MARSCHALL IRA
FCC AS CUSTODIAN
8505 W B AVE
OTSEGO MI  49078-9520

ARMADA GNMA FUND H SHARES                             1,632.08             8.33%
FIRST CLEARING CORPORATION
A/C 8609-5616
RUSSELL ALAN WHITAKER IRA
FCC AS CUSTODIAN
5291 WYNN RD
KALAMAZOO MI  49048-3327

ARMADA GNMA FUND H SHARES                             1,574.07             8.04%
FIRST CLEARING CORPORATION
A/C 6812-4762
PAMELA K ZEMAN AND
JOHN BLADES
3110 B FALLCREEKWAY
INDIANAPOLIS IN  46205-2441

ARMADA GNMA FUND H SHARES                             1,508.35             7.70%
FIRST CLEARING CORPORATION
A/C 4817-4215
EDWARD G KLEPPER IRA
FCC AS CUSTODIAN
4003 NICHOLS RD
PARCHMENT MI  49004-3107

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA GNMA FUND H SHARES                               987.77             5.04%
FIRST CLEARING CORPORATION
A/C 7772-7870
RUTH B SIMMONS IRA
FCC AS CUSTODIAN
30151 HAPPY LANE
RICHWOOD OH  43344-9294

ARMADA INTERMEDIATE BOND FD H SHARES                  6,919.67            52.38%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA INTERMEDIATE BOND FD H SHARES                  2,899.32            21.95%
FIRST CLEARING CORPORATION
A/C 4836-3605
JOANNE F KOBA &
BETTY SCHROEDER
5603 STONYBROOK DR
PLAINFIELD IL  60544-6674

ARMADA INTERMEDIATE BOND FD H SHARES                  1,399.76            10.60%
FIRST CLEARING CORPORATION
A/C 3831-2136
SHIRLEY ANN GRUIZENGA IRA
FCC AS CUSTODIAN
2222 ROMENCE RD
PORTAGE MI  49024-4050

ARMADA INTERMEDIATE BOND FD H SHARES                  1,103.20             8.35%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO CECIL B OEHLER
3408 CENTERVILLE NEWMAN RD
PROSPECT OH  43342-9514

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FD H SHARES                    871.80             6.60%
FIRST CLEARING CORPORATION
A/C 1446-0481
JOAN M BECKER (IRA)
FCC AS CUSTODIAN
1169 102ND AVE
PLAINWELL MI  49080-9730

ARMADA INTERNATIONAL EQUITY H SHARES                    915.55            37.73%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA INTERNATIONAL EQUITY H SHARES                    915.36            37.72%
FIRST CLEARING CORPORATION
A/C 3104-3181
RONALD G YANDEK (IRA)
FCC AS CUSTODIAN
27419 DETROIT
WESTLAKE OH  44145-2288

ARMADA INTERNATIONAL EQUITY H SHARES                    417.44            17.20%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA INTERNATIONAL EQUITY H SHARES                    159.07             6.55%
SEI PRIVATE TRUST CO CUST FBO
ROTH CONTRIBUTION IRA
FBO KAREN SUE FINLEY
711 HARRISON SE
ANDERSON IN  46012-3754

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP ULTRA FUND H SHARES                  2,266.07            66.22%
FIRST CLEARING CORPORATION
A/C 6812-4762
PAMELA K ZEMAN AND
JOHN BLADES
3110 B FALLCREEKWAY
INDIANAPOLIS IN  46205-2441

ARMADA LARGE CAP ULTRA FUND H SHARES                    980.62            28.65%
FIRST CLEARING CORPORATION
A/C 5585-1155
LINDA L MELLOTT (IRA)
FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113

ARMADA LARGE CAP VALUE FUND H SHARES                    493.58            42.55%
FIRST CLEARING CORPORATION
A/C 8317-4412
CLAYTON E THOMAS (IRA)
FCC AS CUSTODIAN
809 DUNBAR DR
CUMBERLAND IN  46229-3227

ARMADA LARGE CAP VALUE FUND H SHARES                    380.25            32.78%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA LARGE CAP VALUE FUND H SHARES                    146.91            12.66%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO HAL J WILLIAMS
PO BOX 381
TENINO WA  98589-0381

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND H SHARES                     67.27             5.80%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
LORI F SCHAAF
5544 BENTBROOK ST SE
KENTWOOD MI  49508-6388

ARMADA LARGE CAP VALUE FUND H SHARES                     60.69             5.23%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO SHIRLEY M WILLIAMS
PO BOX 381
TENINO WA  98589-0381

ARMADA LIMITED MATURITY BOND H SHARES                 7,001.45            13.29%
FIRST CLEARING CORPORATION
A/C 8362-1585
JOSEPH J TIZIANI IRA #2
FCC AS CUSTODIAN
5340 NOTRE DAME #11
STEVENSVILLE MI  49127-9740

ARMADA LIMITED MATURITY BOND H SHARES                 6,336.63            12.03%
FIRST CLEARING CORPORATION
A/C 3665-3599
WILLIAM R GILBERT
908 MONROE
WINTHROP HARBOR IL  60096-1537

ARMADA LIMITED MATURITY BOND H SHARES                 5,025.40             9.54%
FIRST CLEARING CORPORATION
A/C 8575-0813
GEORGIA T VORHIES
4211 WATERBROOK WAY
GREENWOOD IN  46143-9310

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND H SHARES                 3,572.44             6.78%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA LIMITED MATURITY BOND H SHARES                 2,967.13             5.63%
FIRST CLEARING CORPORATION
A/C 4650-8388
BEVERLY ANN KASSON
1502 APPLECRAFT
PORTAGE MI  49002-5614

ARMADA LIMITED MATURITY BOND H SHARES                 2,939.38             5.58%
FIRST CLEARING CORPORATION
A/C 6975-3244
PATRICIA L RANSFORD (IRA)
FCC AS CUSTODIAN
250 UNION STREET
HILLSDALE MI  49242-1359

ARMADA MICHIGAN MUNI BOND H SHARES                        9.07            57.45%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA MICHIGAN MUNI BOND H SHARES                        2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND H SHARES                        2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA MICHIGAN MUNI BOND H SHARES                        2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1919
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA MID CAP GROWTH H SHARES                        1,828.15            98.26%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA MONEY MARKET FUND H SHARES                    90,271.86            90.75%
FIRST CLEARING CORPORATION
A/C 4819-4698
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA MONEY MARKET FUND H SHARES                     8,536.17             8.58%
FIRST CLEARING CORPORATION
A/C 2293-3147
HELEN V DAVIS
952 N ROUTIERS AVE
INDIANAPOLIS IN  46219-5555

ARMADA NATIONAL TAX EXEMPT BOND H SH                      9.87            57.48%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA NATIONAL TAX EXEMPT BOND H SH                      2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1923
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA NATIONAL TAX EXEMPT BOND H SH                      2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1923
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA NATIONAL TAX EXEMPT BOND H SH                      2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1923
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA OHIO TAX EXEMPT BOND H SHARES                  7,894.74            74.08%
FIRST CLEARING CORPORATION
A/C 7244-0584
VIRGILENE K ROLLINGS
5790 DENLINGER RD APT 4104
DAYTON OH  45426-1838

ARMADA OHIO TAX EXEMPT BOND H SHARES                  2,746.65            25.77%
FIRST CLEARING CORPORATION
A/C 1756-8826
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
6335 WALDORF PLACE
INDEPENDENCE OH  44131-3342

ARMADA PA MUNICIPAL BOND FUND H SHARES                    9.53            57.47%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA PA MUNICIPAL BOND FUND H SHARES                    2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND H SHARES                    2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA PA MUNICIPAL BOND FUND H SHARES                    2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1925
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA SMALL CAP GROWTH FUND H SHARES                   520.29            69.22%
FIRST CLEARING CORPORATION
A/C 4819-4698
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA SMALL CAP GROWTH FUND H SHARES                   213.14            28.36%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA SMALL CAP VALUE FUND H SHARES                  2,662.41             6.82%
NFSC FEBO # BT 9-312363
MARLENE M CLARK
1536 KENSINGTON LANE
LANCASTER OH  43130-8749

ARMADA SMALL CAP VALUE FUND H SHARES                  1,953.13             5.00%
NFSC FEBO # L2E-950955
NFS/FMTC IRA
FBO PAUL G DUCKWORTH
1724 NOLE DR
JEFFERSONVILLE IN  47130-6141

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TAX MANAGED EQUITY FD H SHARES                 8,067.33            70.05%
FIRST CLEARING CORPORATION
A/C 2149-8627
DAVID F CAUGHEY
2716 CAUGHEY RD
ERIE PA  16506-2150

ARMADA TAX MANAGED EQUITY FD H SHARES                 2,242.46            19.47%
FIRST CLEARING CORPORATION
A/C 8532-1477
NEAL L WOESSNER &
JANICE F WOESSNER
64 CRESTVIEW DR
OSWEGO IL  60543-9512

ARMADA TAX MANAGED EQUITY FD H SHARES                 1,017.31             8.83%
SABRINA A HODGES
807 BANGS ST
AURORA IL  60505-5329

ARMADA TOTAL RETURN ADVANTAGE H SHARES                    9.74            57.45%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA TOTAL RETURN ADVANTAGE H SHARES                    2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1929
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA TOTAL RETURN ADVANTAGE H SHARES                    2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1929
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE H SHARES                    2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1929
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA US GOVERNMENT INCOME H SHARES                  7,461.14            33.16%
FIRST CLEARING CORPORATION
A/C 7263-1171
CORA L SKOWRONSKI
MARGARET MILLER
521 TOLLIS PARKWAY #393
BROADVIEW HTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES                  4,145.08            18.42%
FIRST CLEARING CORPORATION
A/C 3902-1162
BETTY L HARLAN
521 TOLLIS PKWY APT 393
BROADVIEW HEIGHTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES                  3,772.97            16.77%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA US GOVERNMENT INCOME H SHARES                  3,006.75            13.36%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND B SHARES                  4,770.48            18.77%
FIRST CLEARING CORPORATION
A/C 6826-9675
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
18099 LORAIN AVE STE 550
CLEVELAND OH  44111-5610

ARMADA OHIO TAX EXEMPT BOND B SHARES                  4,645.99            18.28%
FIRST CLEARING CORPORATION
A/C 7027-6067
AINA L SCHUSTER
9145 COLUMBIA RD
OLMSTED FALLS OH  44138-2426

ARMADA OHIO TAX EXEMPT BOND B SHARES                  3,626.47            14.27%
FIRST CLEARING CORPORATION
A/C 2615-4740
DONNA J DALFERRO &
PAUL R DALFERRO
3322 MAPLE AVE
CASTALIA OH  44824-9446

ARMADA OHIO TAX EXEMPT BOND B SHARES                  3,391.35            13.34%
FIRST CLEARING CORPORATION
A/C 3204-3768
ROBERT L FINE
1328 LAKE SHORE DR APT C
COLUMBUS OH  43204-4827

ARMADA OHIO TAX EXEMPT BOND B SHARES                  2,633.54            10.36%
FIRST CLEARING CORPORATION
A/C 1121-4894
RONALD J AMEDEO AND
SUSAN AMEDEO
9465 BERYL ST NW
MASSILLON OH  44646-9364

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND B SHARES                  2,239.13             8.81%
FIRST CLEARING CORPORATION
A/C 3157-1172
MARTHA FEDASH
CHARLOTTE A BOGDAN JT TEN
417 BROAD BLVD
CUYAHOGA FLS OH  44221-3833

ARMADA OHIO TAX EXEMPT BOND B SHARES                  1,755.93             6.91%
FIRST CLEARING CORPORATION
A/C 3825-3037
LUCILLE C HALL &
DEAN HAL &
2407 CALL RD
STOW OH  44224-1503

ARMADA TAX EXMPT MONEY MARKET B SHARES                  100.00           100.00%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM ISSUE CREDIT

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently more vulnerable to nonpayment than obligations in higher rating categories and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends on sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular obligation as a matter of policy.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         "Rating Watch" - Both long-term and short-term ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2002


                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP ULTRA FUND
                             UA LARGE CAP VALUE FUND

                               UA REAL ESTATE FUND

                            UA SMALL CAP GROWTH FUND
                           UA SMALL/MID CAP VALUE FUND


                               FIXED INCOME FUNDS

                             UA HIGH YIELD BOND FUND
                           UA SHORT DURATION BOND FUND
                         UA U.S. GOVERNMENT INCOME FUND


                                MONEY MARKET FUND

                              UA MONEY MARKET FUND



This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of the UA Series of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses may be obtained by calling or writing the Trust at 1-866-34UNION (1-866-348-6466), One Freedom Valley Drive, Oaks, Pennsylvania 19456.



CURRENT PROSPECTUSES


[bullet] Prospectus dated October 1, 2002 for Class 1 Shares of the Funds.

[bullet] Prospectus dated October 1, 2002 for Class 2 Shares of the Funds.

                                TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION............................................1

INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT LIMITATIONS........................................................35
NET ASSET VALUE...............................................................38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................40
DESCRIPTION OF SHARES.........................................................41
ADDITIONAL INFORMATION CONCERNING TAXES.......................................44
TRUSTEES AND OFFICERS.........................................................45
ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
     TRANSFER AGENCY AGREEMENTS...............................................52
SHAREHOLDER SERVICES PLAN.....................................................56
PORTFOLIO TRANSACTIONS........................................................57
AUDITORS .....................................................................58
COUNSEL ......................................................................58
PERFORMANCE INFORMATION.......................................................59
MISCELLANEOUS.................................................................63
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

          This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

          The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund is a diversified investment company.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


          Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


          Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

          The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

UA EMERGING MARKETS FUND


          The Fund invests primarily in securities of issuers located in emerging market countries. The Adviser defines emerging market countries to be those that are included in the Morgan Stanley Capital International Emerging Markets Index. Countries represented in this index include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, United Kingdom and Venezuela.

          Debt securities in which the Fund invests may be rated below investment grade. See "High Yield Bond Fund" below for a discussion of the risks associated with investments in lower rated securities.

UA INTERNATIONAL EQUITY FUND


          The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.


          The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

          More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

          The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

UA LARGE CAP ULTRA FUND


          The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

          Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer.


          The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.


          Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.


UA LARGE CAP VALUE FUND


          The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

UA REAL ESTATE FUND

          In addition to the principal investments described in its prospectuses, the Fund may invest in other securities, including convertible securities and a variety of debt securities, such as corporate bonds, government and agency securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, and in other investments as described in this SAI.

          Although the Fund does not intend to invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.


UA SMALL CAP GROWTH FUND


          The Fund invests primarily in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.


UA SMALL/MID CAP VALUE FUND


          The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Smaller Capitalization Stocks" below.

     SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

          Securities held by the UA Small Cap Growth and UA Small/Mid Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace. Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

          The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.


UA HIGH YIELD BOND FUND



          The Fund primarily invests in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund's net asset value per share.


          In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

          The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

          If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

          In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

          The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

          The Adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.


UA SHORT DURATION BOND FUND

          The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of .8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

          Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

          An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

UA U.S. GOVERNMENT INCOME FUND

          The Fund will normally invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 20% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. The Fund also may invest up to 20% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

          The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.

          The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

UA MONEY MARKET FUND

          The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

RATINGS CRITERIA

          Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.


ELIGIBLE SECURITIES


          The UA Money Market Fund may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with
(1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Fund of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.


REITS


          The UA Real Estate Fund invests a substantial portion of its assets in real estate investment trusts ("REITs"). Each of the UA Large Cap Value, UA Small Cap Growth and UA Small/Mid Cap Value Funds may also invest from time to time in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

          REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.


          REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS


          Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

          The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.


          With respect to the UA Money Market Fund, variable and floating rate obligations held by the Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.


GUARANTEED INVESTMENT CONTRACTS


          Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the UA Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the UA Money Market Fund) of the Fund's net assets.


          The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS


          Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.


          The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


          With respect to the UA Money Market Fund, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Fund presently intends to enter only into repurchase agreements which terminate within seven days after notice by the Fund. If the Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.


REVERSE REPURCHASE AGREEMENTS


          Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Whenever the

UA Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


LENDING OF PORTFOLIO SECURITIES


          Each Fund (other than the UA Money Market Fund) may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


          A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES


          Each Fund (other than the UA Money Market Fund) will not invest more than 15% of its net assets in securities that are illiquid. The UA Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

          Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


FOREIGN SECURITIES AND CURRENCIES


          Each Fund (other than the UA U.S. Government Income and UA Money Market Funds) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or Global Depositary Receipts ("GDRs"). The UA U.S. Government Income Fund may invest in ADRs, EDRs, and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


          Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

          With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

          With respect to the UA Emerging Markets and UA International Equity Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

          In many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

          Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

          Some emerging countries currently prohibit direct foreign investment in securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. See "Securities of Other Investment Companies" below for more information.

          On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro.


          The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro. Additionally, lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.


          The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

          Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS


          Each Fund (other than the UA Money Market Fund) may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


          The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS


          Each Fund (other than the UA U.S. Government Income and UA Money Market Funds) may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.


FOREIGN CURRENCY TRANSACTIONS


          In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each Fund (other than the UA U.S. Government Income and UA Money Market Funds) is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.


          When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


          A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts, will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


EXCHANGE RATE-RELATED SECURITIES


          Each Fund (other than the UA U.S. Government Income and UA Money Market Funds) may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES


          Each Fund (other than the UA U.S. Government Income and UA Money Market Funds) may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


          In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS


          Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES


          Each Fund may also invest in debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

          Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.


WARRANTS


          The UA Emerging Markets, UA International Equity, UA Large Cap Ultra, UA Large Cap Value, UA Real Estate, UA Small/Mid Cap Value and UA Small Cap Growth Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


FUTURES AND RELATED OPTIONS


          The UA Emerging Markets, UA International Equity, UA Large Cap Ultra, UA Large Cap Value, UA Real Estate, UA Small Cap Growth, UA Small/Mid Cap Value, UA High Yield Bond and UA Short Duration Bond Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. The UA Emerging Markets and UA International Equity Funds may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. The UA High Yield Bond and UA Short Duration Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts. The UA U.S. Government Income Fund may invest in futures contracts on U.S. Treasury obligations. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.


          Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.


          Each Fund intends to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

          CALL AND PUT OPTIONS. Each Fund (other than the UA Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.


          The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


          A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

          In addition, each Fund (other than the UA Money Market Fund) may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.


          In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.


          The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.


          Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

     RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS


          To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.


          Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

          No assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

          The primary risks associated with the use of futures contracts and options are:

          1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

          2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

          3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

          4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS


          The UA High Yield Bond, UA Short Duration Bond and UA U.S. Government Income Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.


SHORT SALES

          Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

          A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES


          The UA Real Estate, UA High Yield Bond, UA Short Duration Bond and UA U.S. Government Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies, the UA Money Market Fund, may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.


          In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


          Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


          Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.


          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie
Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


          Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

          CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

          Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS


          The UA High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

          The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS


          The UA High Yield Bond, UA Short Duration Bond and UA U.S. Government Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

          The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally credit worthy.

          The Funds will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

          If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.


ZERO COUPON OBLIGATIONS


          The UA High Yield Bond, UA Short Duration Bond, UA U.S. Government Income and UA Money Market Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.


INCOME PARTICIPATION LOANS


          The UA High Yield Bond and UA Short Duration Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.


          Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES


          Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the Fixed Income Funds may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


          When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.




MONEY MARKET INSTRUMENTS


          Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the UA Money Market Fund) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. The UA Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

          Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, Each Fund may invest in Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

          Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the UA Emerging Markets Fund and UA International Equity Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objectives and policies.




GOVERNMENT SECURITIES


          Each Fund may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations."


U.S. TREASURY OBLIGATIONS AND RECEIPTS


          Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).


          The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth

Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

          Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

DERIVATIVE INSTRUMENTS


          Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).


          Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

SECURITIES OF OTHER INVESTMENT COMPANIES


          Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i.e., money market funds.

          The Equity Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.


          In addition, to the extent consistent with its policy regarding investments in foreign securities, each Fund (other than the UA U.S. Government Income and UA Money Market Funds) may purchase shares of investment companies investing primarily in foreign securities, including "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

          iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

          iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

          In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

          As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

          Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. With regard to the UA Money Market Fund, not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the UA Money Market Fund) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.


PORTFOLIO TURNOVER

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

          The Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. Under normal market conditions the portfolio turnover rates are not expected to exceed 100% for the UA Large Cap Ultra, UA Large Cap Value, UA Real Estate, UA Short Duration Bond and UA U.S. Government Income Funds, 150% for the UA Small/Mid Cap Value and UA High Yield Bond Funds, and 200% for the UA Emerging Markets, UA International Equity and UA Small Cap Growth Funds, although these rates could be higher. The Funds may from time to time engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.


                             INVESTMENT LIMITATIONS

          Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

          No Fund may:

          1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

          (d) personal credit and business credit businesses will be considered separate industries; and

          (e) consistent with its investment objective and policies, the UA Real Estate Fund may invest more than 25% of its assets in securities of issuers conducting their principal business activities in the real estate industry.

          2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.


          3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


          4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and except that the UA Real Estate Fund may purchase or sell real estate to the extent consistent with its investment objective and policies.

          5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

          6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

          7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the UA Emerging Markets and UA International Equity Funds, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


          With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

          For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

          Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

          In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

          No Fund may:

          1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC).

          2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

          3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

          4. Purchase securities of companies for the purpose of exercising control.


          5. Invest more than 15% (10% in the case of the UA Money Market Fund) of its net assets in illiquid securities.

          6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

          With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the 1940 Act's limitations applicable to each Fund's investments in other investment companies.


          The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.



                                 NET ASSET VALUE


VALUATION OF THE UA MONEY MARKET FUND

          The Trust uses the amortized cost method to value shares in the UA Money Market Fund. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

          The UA Money Market Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


VALUATION OF DEBT SECURITIES


          Assets of the Funds (other than the UA Money Market Fund) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


VALUATION OF EQUITY SECURITIES

          In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

          A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

          Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

OTHER

          Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

          An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


          Shares in the Funds are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


          The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

          As described in the applicable Prospectuses, Class 1 and Class 2 Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.



          The Adviser pays commissions to dealers on new investments into the Equity and Fixed Income Funds as follows:


          1.00% on assets between $1 million and $5 million; plus
          0.50% on assets between $5 million and $10 million; plus 0.25% on amounts over $10 million


          From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

          Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.


EXCHANGE PRIVILEGE

          Investors may exchange all or part of their Class 1 or Class 2 Shares as described in the applicable Prospectus. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

          By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class 1 or Class 2 Shares and the account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES

          The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

UA Emerging Markets Fund
         Class TT - UA Series 1                               Class 1 Shares
         Class TT - UA Series 2                               Class 2 Shares
UA International Equity Fund
         Class VV - UA Series 1                               Class 1 Shares
         Class VV - UA Series 2                               Class 2 Shares
UA Large Cap Ultra Fund
         Class WW - UA Series 1                               Class 1 Shares
         Class WW - UA Series 2                               Class 2 Shares
UA Large Cap Value Fund
         Class XX - UA Series 1                               Class 1 Shares
         Class XX - UA Series 2                               Class 2 Shares
UA Real Estate Fund
         Class UU - UA Series 1                               Class 1 Shares
         Class UU - UA Series 2                               Class 2 Shares
UA Small Cap Growth Fund
         Class YY - UA Series 1                               Class 1 Shares
         Class YY - UA Series 2                               Class 2 Shares
UA Small/Mid Cap Value Fund
         Class ZZ - UA Series 1                               Class 1 Shares
         Class ZZ - UA Series 2                               Class 2 Shares
UA High Yield Bond Fund
         Class CCC - UA Series 1                              Class 1 Shares
         Class CCC - UA Series 2                              Class 2 Shares
UA Short Duration Bond Fund
         Class DDD - UA Series 1                              Class 1 Shares
         Class DDD - UA Series 2                              Class 2 Shares
UA U.S. Government Income Fund
         Class AAA - UA Series 1                              Class 1 Shares
         Class AAA - UA Series 2                              Class 2 Shares
UA Money Market Fund
         Class BBB - UA Series 1                              Class 1 Shares
         Class BBB - UA Series 2                              Class 2 Shares


          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class 1 Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders relating to a distribution plan for such shares and only Class 2 Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class 2 Shares.


          Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


          Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.


          If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable as ordinary income to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

          A Fund may be required in certain cases to withhold and remit to the U.S. Treasury 30% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

          The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

          In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

          Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                                    * * * * *

          The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.


                              TRUSTEES AND OFFICERS

          The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of the Trust, their ages, addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                            Number of
                                                                                          Portfolios in
                              Position(s)       Served in                                 Fund Complex2
     Name, Address,            Held with        Position      Principal Occupation(s)      Overseen by      Other Directorships
  Date of Birth and Age        the Trust          Since1        During Past 5 Years          Trustee          Held by Trustee3
  ---------------------        ---------          -----         -------------------          -------          ---------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Robert D. Neary                Chairman of       February      Retired Co-Chairman of           51         Chairman of the Board and
32980 Creekside Drive          the Board and       1996        Ernst & Young, April 1984                   Trustee, The Armada
Pepper Pike, OH  44124         Trustee                         to September 1993;                          Advantage Fund, since
Date of Birth:  9/30/33                                        Director, Cold Metal                        August 1998.
Age:  68                                                       Products, Inc., since

                                                               March 1994; Director,
                                                               Strategic Distribution,
                                                               Inc., since January 1999;
                                                               Director, Commercial
                                                               Metals Company since March
                                                               2001.

John F. Durkott                Trustee           November      President and Chief              51         Trustee, The Armada
c/o Kittle's Home Furnishings                      1993        Executive Officer,                          Advantage Fund, since
Center, Inc.                                                   Kittle's Home Furnishings                   August 1998.
8600 Allisonville Road                                         Center, Inc., since
Indianapolis, IN  46250                                        January 1982; partner,
Date of Birth:  7/11/44                                        Kittle's Bloomington
Age:  57                                                       Properties LLC, since

                                                               January 1981;
                                                               partner, KK&D
                                                               LLC, since
                                                               January 1989;
                                                               partner, KK&D II
                                                               LLC, since
                                                               February 1998
                                                               (affiliated real
                                                               estate companies
                                                               of Kittle's Home
                                                               Furnishings
                                                               Center, Inc.).

Robert J. Farling              Trustee           November      Retired Chairman,                51         Trustee, The Armada
1608 Balmoral Way                                  1997        President and Chief                         Advantage Fund, since
Westlake, OH  44145                                            Executive Officer,                          August 1998.
Date of Birth:  12/4/36                                        Centerior Energy (electric
Age:  65                                                       utility), March 1992 to

                                                               October 1997;
                                                               Director,
                                                               National City
                                                               Bank until
                                                               October 1997;
                                                               Director,
                                                               Republic
                                                               Engineered
                                                               Steels, October
                                                               1997 to September
                                                               1998.

                                                                                            Number of
                                                                                          Portfolios in
                              Position(s)       Served in                                 Fund Complex2
     Name, Address,            Held with        Position      Principal Occupation(s)      Overseen by      Other Directorships
 Date of Birth and Age        the Trust          Since1        During Past 5 Years          Trustee          Held by Trustee3
 ---------------------        ---------          -----         -------------------          -------          ---------------
------------------------------------------------------------------------------------------------------------------------------------

Richard W. Furst               Trustee             June        Garvice D. Kincaid               51         Trustee, The Armada
2133 Rothbury Road                                 1990        Professor of Finance and                    Advantage Fund, since
Lexington, KY  40515                                           Dean, Gatton College of                     August 1998.
Date of Birth:  9/13/38                                        Business and Economics,
Age:  63                                                       University of Kentucky,

                                                               since 1981; Director, The
                                                               Seed Corporation
                                                               (restaurant group), since
                                                               1990; Director; Foam
                                                               Design, Inc. (manufacturer
                                                               of industrial and
                                                               commercial foam products),
                                                               since 1993; Director,
                                                               Office Suites Plus, Inc.
                                                               (office buildings), since
                                                               1998; Director, ihigh,
                                                               Inc. (high school
                                                               marketing network), since
                                                               1999.

Gerald L. Gherlein             Trustee            July         Retired; Executive               51         Trustee, The Armada
3679 Greenwood Drive                              1997         Vice-President and General                  Advantage Fund, since
Pepper Pike, OH  44124                                         Counsel, Eaton Corporation                  August 1998.
Date of Birth:  2/16/38                                        (global manufacturing),
Age:  64                                                       1991 to March 2000.

Kathleen A. Obert              Trustee            August       Chairman and CEO, Edward         51         Trustee, The Armada
Edward Howard & Co.                                2002        Howard & Co. (public                        Advantage Fund, since
1380 E. Ninth Street                                           relations agency), since                    August 2002.
Cleveland, OH  44114                                           2001; CEO, Edward Howard &
Date of Birth:  8/3/58                                         Co., 2000-2001; VP/Senior
Age: 44                                                        VP, Edward Howard & Co.,
                                                               1992-2000.

J. William Pullen              Trustee             May         President and Chief              51         Trustee, The Armada
Whayne Supply Company                              1993        Executive Officer, Whayne                   Advantage Fund, since
1400 Cecil Avenue                                              Supply Co. (engine and                      August 1998.
P.O. Box 35900                                                 heavy equipment
Louisville, KY 40232-5900                                      distribution), since 1986.
Date of Birth:  4/24/39
Age:  63


                                                                                            Number of
                                                                                          Portfolios in
                              Position(s)       Served in                                 Fund Complex2
     Name, Address,            Held with        Position      Principal Occupation(s)      Overseen by      Other Directorships
 Date of Birth and Age        the Trust          Since1        During Past 5 Years          Trustee          Held by Trustee3
 ---------------------        ---------          -----         -------------------          -------          ---------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

John G. Breen4                 Trustee            August       Retired; Chairman and CEO,       51         Director, The Sherwin
18800 N. Park Blvd.                                2002        The Sherwin Williams Co.                    Williams Co.; Director,
Shaker Heights, OH 44122                                       until May 2000.                             Parker Hannifin Corp.,
Date of Birth:  7/21/34                                                                                    Director, Mead Westvaco
Age:  68                                                                                                   Corp.; Director, Goodyear
                                                                                                           Tire & Rubber Co.;
                                                                                                           Director, The Stanley
                                                                                                           Works; Trustee,
                                                                                                           The Armada Advantage
                                                                                                           Fund, since August 2002.

Herbert R. Martens, Jr.4     President and      November       Executive Vice President,        51         Trustee, The Armada
c/o NatCity Investments, Inc.   Trustee           1997         National City Corporation                   Advantage Funds, since
1965 East Sixth Street                                         (bank holding company),                     August 1998.
Suite 800                                                      since July 1997; Chairman,
Cleveland, OH  44114                                           President and Chief
Date of Birth:  8/6/52                                         Executive Officer, NatCity
Age:  49                                                       Investments, Inc.

                                                               (investment banking),
                                                               since July 1995; President
                                                               and Chief Executive
                                                               Officer, Raffensberger,
                                                               Hughes & Co. (broker-
                                                               dealer) from 1993 until 1995;
                                                               President, Reserve Capital
                                                               Group, from 1990 until 1993.
OFFICERS
W. Bruce McConnel5             Secretary          August       Partner, Drinker Biddle &        N/A                     N/A
One Logan Square                                   1985        Reath LLP, Philadelphia,
18th and Cherry Streets                                        Pennsylvania (law firm)
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  59

                                      -48-

                                                                                            Number of
                                                                                          Portfolios in
                              Position(s)       Served in                                 Fund Complex2
     Name, Address,            Held with        Position      Principal Occupation(s)      Overseen by      Other Directorships
 Date of Birth and Age        the Trust          Since1        During Past 5 Years          Trustee          Held by Trustee3
 ---------------------        ---------          -----         -------------------          -------          ---------------
------------------------------------------------------------------------------------------------------------------------------------
Christopher F. Salfi5          Treasurer          August       Director of Funds                N/A                     N/A
530 E. Swedesford Road                             2001        Accounting, SEI
Wayne, PA 19087                                                Investments, since January
Date of Birth: 11/28/63                                        1998; Fund Accounting
Age:  38                                                       Manager, SEI Investments,
                                                               1994 to 1997.

Timothy D. Barto5              Assistant           May         Vice President and               N/A                     N/A
One Freedom Valley Drive       Treasurer           2000        Assistant Secretary, SEI
Oaks, PA  19456                                                Investments Mutual Funds
Date of Birth: 3/28/68                                         Services and SEI
Age:  34                                                       Investments Distribution
                                                               Co., since 1999; Associate,
                                                               Dechert Price & Rhoads
                                                               (law firm), 1997 to 1999;
                                                               Associate, Richter, Miller
                                                               & Finn (law firm), 1994
                                                               to 1997.


Kathleen T .Barr               Assistant                       Senior Vice President            N/A                     N/A
1900 E. 9th Street, 22nd Floor Treasurer and     August        (formerly Vice President),
Cleveland, OH  44114           Compliance         2002         Managing Director of
Date of Birth: 5/2/55          Officer                         Armada Funds Group,
Age:  47                                                       National City Bank;
                                                               Managing Director;
                                                               National City Investment
                                                               Management Company.

--------------------
1  Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
2  The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser, including the Trust and The Armada Advantage Fund. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund (6 portfolios). Mr.
   Neary and Mr. Martens serve as Chairman and President, respectively, of both the Trust and The Armada Advantage Fund.
3  Directorships of companies required to report to the Securities and Exchange
   Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

4 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City
   Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive
   Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

5  Mr. McConnel, Mr. Salfi and Mr. Barto also serve as Secretary, Treasurer and
   Assistant Treasurer, respectively, of The Armada Advantage Fund.

                                      -49-

          The trustees of the Trust as a group own beneficially less than 1% of the outstanding shares of each of the funds of the Trust, and less than 1% of the outstanding shares of all of the funds of the Trust in the aggregate.


          Mr. Salfi and Mr. Barto are employed by SEI Investments Mutual Funds Services, which serves as Co-Administrator to the Trust. Mr. Barto is also employed by SEI Investments Distribution Co., which serves as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which serves as counsel to the Trust.


          With respect to the Trust and The Armada Advantage Fund ("Armada Advantage"), each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity.

          The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2002 (other than for Mr. Breen and Ms. Obert, who began service as Trustees in August 2002):



                                                        Pension or             Estimated Annual
                                     Aggregate          Retirement Benefits    Benefits Upon         Total Compensation
Name of                              Compensation       Accrued as Part of     Retirement            From the Trust and
Person, Position                     From the Trust     the Trust's Expense    Retirement            Fund Complex*
----------------                     --------------     --------------------   ----------            -------------


Robert D. Neary,                        $44,888                $0                  $0                   $45,000
Chairman and Trustee

John F. Durkott, Trustee                $34,414                $0                  $0                   $34,500

Robert J. Farling, Trustee              $34,414                $0                  $0                   $34,500

Richard W. Furst, Trustee               $34,414                $0                  $0                   $34,500

Gerald L. Gherlein, Trustee             $34,414                $0                  $0                   $34,500


Herbert R. Martens, Jr.,
President and Trustee                     $0                   $0                  $0                    $0


J. William Pullen, Trustee              $34,414                $0                  $0                   $34,500


---------------------


* Each Trustee serves as a trustee of the Trust and Armada Advantage. The Trust and Armada Advantage together, as of May 31, 2002, were authorized to offer for sale shares of 51 investment portfolios.


                                      -50-

          The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any trustee or pay any particular level of compensation.

CODE OF ETHICS


          The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.


SHAREHOLDER AND TRUSTEE LIABILITY

          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


          The Funds will enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with assets approaching $90 billion, and headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.


          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.


          Unless sooner terminated, the Advisory Agreement will continue in effect for two years, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of each Fund and a majority of the trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.


ADMINISTRATION SERVICES

          The Trust has entered into a co-administration agreement with SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB" and, together with SIMFS, the "Co-Administrators") effective as of August 1, 2000 (the "Co-Administration Agreement"), pursuant to which SIMFS and NCB have agreed to serve as Co-Administrators to the Trust.

          The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

          SIMFS, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in SIMFS. SEI Investments and its affiliates, including SIMFS, provides evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. NCB, which is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser, has its principal offices at 1900 East Ninth Street, Cleveland, Ohio, 04414.


          Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund computed daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:


          AGGREGATE           PORTION ALLOCATED        PORTION ALLOCATED

         ANNUAL RATE              TO SIMFS                  TO NCB
         -----------              --------                  -----
            0.070%                 0.325%                   0.375%


DISTRIBUTION PLANS AND RELATED AGREEMENT


          The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Timothy
D. Barto, Assistant Treasurer of the Trust, is also an officer of the Distributor and is, therefore, an affiliate of both the Funds and the Distributor. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust.

          Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted separate distribution plans for Class 1 Shares and Class 2 Shares (the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class 1 Shares and Class 2 Shares. As required by Rule 12b-1, the Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

          Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

          Each Plan provides that each Fund will compensate the Distributor from Class 1 Shares or Class 2 Shares assets for distribution of Class 1 Shares and Class 2 Shares, respectively, in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Payments to the Distributor under the Plans are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's Class 1 Shares and Class 2 Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class 1 Shares and Class 2 Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each, a "Distribution Organization") with respect to a Fund's Class 1 Shares and Class 2 Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class 1 Shares or Class 2 Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

          The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

          NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

          (i) maintain a separate account or accounts in the name of each Fund;
          (ii) hold and disburse portfolio securities on account of the Funds;
          (iii) collect and make disbursements of money on behalf of the Funds;
          (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;

          (v) respond to correspondence by security brokers and others relating to its duties;

          (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

          NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.


          For its services as the Trust's custodian, NCB receives fees at the following rates : (i) 0.020% of the first $100 million of average gross assets;
(ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

          State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8532 Boston, Massachusetts 02266-8532 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

          (i)    issue and redeem shares of the Fund;
          (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;
          (iii) respond to correspondence by security brokers and others relating to its duties;
          (iv)   maintain shareholder accounts;
          (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

          The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN

          The Trust has implemented a Shareholder Services Plan with respect to Class 2 Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class 2 Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's Class 2 Shares held by a financial institution's customers.

                  Services under the Services Plan may include:

          (i) aggregating and processing purchase and redemption requests from customers;
          (ii) providing customers with a service that invests the assets of their accounts in Class 2 Shares;
          (iii)  processing dividend payments from the Funds;
          (iv) providing information periodically to customers showing their position in Class 2 Shares;
          (v)    arranging for bank wires;
          (vi) responding to customer inquiries relating to the services performed with respect to Class 2 Shares beneficially owned by customers;
          (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
          (viii) forwarding shareholder communications; and
          (ix)   other similar services requested by the Trust.

          Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS

          Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


          While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

          Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


          The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

          Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    AUDITORS


          Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds.


                                     COUNSEL

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby.

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS


          A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                        Yield = 2 [([(a-b)/cd] + 1)6 - 1]



    Where:       a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.


          The Fixed Income Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


          Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

YIELDS FOR THE UA MONEY MARKET FUND

          Yields for the UA Money Market Fund are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


TOTAL RETURN


          Each Fund (other than the UA Money Market Fund) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    T = (ERV / P)1/n - 1


    Where:       T   = average annual total return

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                 P =   hypothetical initial payment of $1,000

                 n = period covered by the computation, expressed in terms of years

          Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    T = (ERV/P)  - 1


          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

          The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund will be included in the Prospectuses.

          "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).



PERFORMANCE REPORTING


          From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the UA Emerging Markets and UA International Equity Funds may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index.

          Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The UA Money Market Fund may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.


          Performance data will be calculated separately for each class of shares of the Funds.

          The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

          The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

          The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.


          As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

          The assets belonging to a Fund includes the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.


          As of September 12, 2002, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:


FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND I SHARES                                                   18,859,718.92            56.43%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY INDEX FUND I SHARES                                                    8,792,852.71            26.31%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY INDEX FUND I SHARES                                                    2,436,506.22             7.29%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY INDEX FUND I SHARES                                                    1,837,658.59             5.50%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -64-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO MUNI MONEY MARKET                                                      186,689,569.52            86.49%
     I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA OHIO MUNI MONEY MARKET                                                       23,001,451.73            10.66%
    I SHARES
NATCITY INVESTMENTS, INC
ATTN LISA SMITH OPERATIONS DEPT
629 EUCLID AVE 13TH FL LOC 3131
CLEVELAND OH  44114-3007

ARMADA BALANCED ALLOCATION I                                                        11,943,341.87            75.90%
    SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA BALANCED ALLOCATION                                                           2,248,712.12            14.29%
   I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA BALANCED ALLOCATION                                                           1,050,516.61             6.68%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -65-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TAX MANAGED EQUITY                                                            7,779,808.75            49.70%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TAX MANAGED EQUITY                                                            6,968,734.03            44.52%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA MONEY MARKET FUND                                                               196,364.93            11.31%
   B SHARES
DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY NJ  07303-2052

ARMADA MONEY MARKET FUND                                                               119,171.32             6.86%
   B SHARES
MCMULLEN TRAVEL & TOURS P/S PLAN
DENNIS BURNHAM
600 IVAN DRIVE, APT #9
GROVE CITY PA  16127-1047

ARMADA MONEY MARKET FUND                                                               114,849.56             6.61%
   B SHARES
SHORE WEST CONSTRUCTION 401(K) PLAN
JUDITH E SANTORA
3930 WOODPARK DR
N OLMSTED OH  44070-1774

                                      -66-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND                                                        11,385,718.49            68.32%
   I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA NAT'L TAX EXEMPT BOND I SHARES                                                4,516,332.30            27.10%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT A SHARES                                                  195,118.93            20.45%
BEAR STEARNS SECURITIES CORP.
FBO 026-04339-17
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                  148,391.10            15.55%
BEAR STEARNS SECURITIES CORP.
FBO 027-00890-14
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                  109,397.22            11.46%
BEAR STEARNS SECURITIES CORP.
FBO 028-00175-18
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                  105,764.56            11.08%
BEAR STEARNS SECURITIES CORP.
FBO 027-00846-19
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

                                      -67-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY PL MONEY MKT A SHARES                                                  102,711.24            10.76%
BEAR STEARNS SECURITIES CORP.
FBO 028-00297-11
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                  100,493.86            10.53%
BEAR STEARNS SECURITIES CORP.
FBO 028-00298-10
1 METROTECH CENTER NORTH
BROOKLYN NY  11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                   80,079.27             8.39%
BEAR STEARNS SECURITIES CORP.
FBO 027-01190-10
1 METROTECH CENTER NORTH
BROOKLYN, NY 11201-3870

ARMADA TREASURY PL MONEY MKT A SHARES                                                   69,784.56             7.31%
SARASOTA SAILING SQUADRON INC.
P.O. BOX 1927
SARASOTA, FL 34230-1927

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                   13,420.26            17.62%
RAYMOND JAMES & ASSOC. INC.
FBO HAWKINS, C TRUST
BIN #43406825
880 CARILLON PKWY
ST. PETERSBURG, FL 33176-1100

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    9,861.93            12.95%
FIRST CLEARING CORPORATION
A/C 8304-763
EMILY T. WHEELER TTEE
EMILY T. WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD
EAST TAWAS MI 48730-9330

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    9,861.93            12.95%
FIRST CLEARING CORPORATION
A/C 8665-010
JOHN D. WHEELER TTEE
JOHN D. WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI 48730-9330

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    6,411.44             8.42%
LPL FINANCIAL SERVICES
A/C 1476-813
9785 TOWNE CENTRE DRIVE
SAN DIEGO, CA 92121-1968

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    5,663.34             7.43%
DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC.
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    5,581.53             7.33%
FIRST CLEARING CORPORATION
A/C 5482-0768
THEODORE R. MCDONALD & ROSE ANN MCDONALD
7712 ST. BERNARD CT.
LOUISVILLE, KY 40291-2462

ARMADA NAT'L TAX EXEMPT BOND B SHARES                                                    4,979.43             6.54%
FIRST CLEARING CORPORATION
A/C 2099-9089
JAMES E CHENAULT &
JUDITH E CHENAULT
8609 COOL BROOK CT
LOUISVILLE KY  40291-1501

ARMADA INTERMEDIATE BOND FUND B SHARES                                                  16,295.03            12.67%
FIRST CLEARING CORPORATION
A/C 1202-4114
EUGENE ARRIGONI IRA
FCC AS CUSTODIAN
4101 GRADY SMITH RD
LOGANVILLE GA  30052-3650

ARMADA TAX MANAGED EQUITY A SHARES                                                      80,211.00             5.62%
NFSC FEBO  # Z41-257923
ALLISON P VANHARTESVELDT
TSO EURSWA
PSC 817, BOX 8
FPO NY  09622

                                      -68-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND A SHARES                                                   31,347.97             8.24%
CAREN M PETERSON
1813 KINGS HWY
ROCKFORD IL  61107-1354

ARMADA NAT'L TAX EXEMPT BOND A SHARES                                                   22,022.30             5.79%
FIRST CLEARING CORPORATION
A/C 8417-2788
PATRICIA A TIEDE
302 E 900 S
MONON IN  47959

ARMADA OHIO MUNI MONEY MARKET A SHARES                                              53,238,153.89            94.49%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND I SHARES                                                2,483,843,759.85            65.07%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA MONEY MARKET FUND I SHARES                                                  653,290,625.62            17.11%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TAX EXMPT MONEY MARKET I SHARES                                             484,376,457.04            82.24%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

                                      -69-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TAX EXMPT MONEY MARKET I SHARES                                              75,033,274.59            12.74%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W 150TH STREET
CLEVELAND OH  44135-1389

ARMADA GOV'T MONEY MARKET I SHARES                                               1,794,684,191.84            93.09%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TREASURY MONEY MARKET I SHARES                                              508,455,844.36            97.67%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNE
x4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA SMALL CAP GROWTH FUND I SHARES                                               10,120,645.12            34.27%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP GROWTH FUND I SHARES                                                7,848,520.47            26.57%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP GROWTH FUND I SHARES                                                6,946,677.33            23.52%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -70-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL CAP GROWTH FUND I SHARES                                                3,327,329.64            11.27%
NATIOANL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES                                                  11,524,242.30            33.74%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES                                                  10,565,462.71            30.94%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY GROWTH FUND I SHARES                                                   5,834,596.41            17.08%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES                                                   5,014,214.94            14.68%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERMEDIATE BOND FUND I SHARES                                              14,866,778.07            41.33%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

                                      -71-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FUND I SHARES                                              10,263,866.91            28.54%
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES                                               4,459,880.80            12.40%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES                                               4,267,282.44            11.86%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

ARMADA OHIO TAX EXEMPT BOND I SHARES                                                10,878,195.36            79.11%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA OHIO TAX EXEMPT BOND I SHARES                                                 1,817,862.24            13.22%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES                                               10,041,183.03            44.93%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

                                      -72-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND I SHARES                                                6,613,151.81            29.59%
SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES                                                3,882,495.70            17.37%
SHELDON & CO TTEE
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES                                                1,510,861.45             6.76%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LARGE CAP VALUE FUND I SHARES                                                16,510,554.49            34.65%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES                                                13,460,402.80            28.25%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES                                                12,604,680.28            26.45%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

                                      -73-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND I SHARES                                                 3,232,674.62             6.78%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES                                              11,842,869.43            50.44%
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES                                               6,066,903.31            25.84%
SHELDON & CO
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA TOTAL RETURN ADVANTAGE I SHARES                                               5,065,789.16            21.58%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES                                                12,581,264.18            27.10%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES                                                12,216,786.44            26.31%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

                                      -74-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL CAP VALUE FUND I SHARES                                                 7,772,854.05            16.74%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP VALUE FUND I SHARES                                                 7,731,876.15            16.65%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES                                                 2,818,691.19             6.07%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARMADA TREASURY MONEY MARKET A SHARES                                                7,764,471.18            42.12%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TREASURY MONEY MARKET A SHARES                                                3,725,000.00            20.21%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TREASURY MONEY MARKET A SHARES                                                3,599,321.98            19.52%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD ST LOC 16-0347
COLUMBUS OH 43222-1419

                                      -75-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY MONEY MARKET A SHARES                                                1,439,000.00             7.81%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES                                                  777,779,266.37            43.28%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA MONEY MARKET FUND A SHARES                                                  308,250,426.59            17.15%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES                                                  265,274,000.00            14.76%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA MONEY MARKET FUND A SHARES                                                  245,975,800.00            13.69%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES                                                 350,460,000.00            40.29%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

                                      -76-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA GOV'T MONEY MARKET A SHARES                                                 296,703,200.00            34.11%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES                                                  95,058,800.00            10.93%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES                                                  86,214,692.73             9.91%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TAX EXMPT MONEY MARKET A SHARES                                             136,804,095.71            51.20%
FIRST CLEARING CORPORATION
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TAX EXMPT MONEY MARKET A SHARES                                              37,821,045.70            14.15%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXMPT MONEY MARKET A SHARES                                              33,819,000.00            12.66%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXMPT MONEY MARKET A SHARES                                              15,136,900.71             5.66%
INDIANA
NATIONAL CITY BANK OF INDIANA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

                                      -77-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND A SHARES                                                   3,841,217.36            75.23%
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
DTD 7/1/98
105 ROSEMONT AVE WES/IN
WESTWOOD MA  02090-2318

ARMADA OHIO TAX EXEMPT BOND A SHARES                                                   206,642.07            22.80%
FIRST CLEARING CORPORATION
A/C 3198-9668
HARRY E FIGGIE JR TRUST
HARRY E FIGGIE JR TTEE
37001 SHAKER BLVD
CHAGRIN FALLS OH  44022-6643

ARMADA LIMITED MATURITY BOND A SHARES                                                   43,230.77             7.25%
BNY CLEARING SERVICES LLC
A/C 6196-4283
NASSAU POINT ASSOCIATES IV LLC
111 EAST KILBOURN AVENUE
MILWAUKEE WI  53202-6633

ARMADA TOTAL RETURN ADVANTAGE A SHARES                                                  20,147.66             9.31%
FIRST CLEARING CORPORATION
A/C 5046-3346
CURTIS E LESMEISTER (IRA)
FCC AS CUSTODIAN
2311 MEADOW DRIVE
LOUISVILLE KY  40218-1332

ARMADA TOTAL RETURN ADVANTAGE A SHARES                                                  15,578.68             7.20%
JANITOR SUPPLIES, INC. P/S PLAN
RUSSEL DERBY II
1612 S. NEIL STREET
CHAMPAIGN IL  61820-7212

                                      -78-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE A SHARES                                                  15,148.56             7.00%
FIRST CLEARING CORPORATION
A/C 4586-0750
DAVID R JOHNSON (IRA)
FCC AS CUSTODIAN
617 WILDWOOD ROAD
SELLERSBURG IN  47172-1747

ARMADA SMALL CAP VALUE FUND A SHARES                                                 1,064,618.94            32.63%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARMADA SMALL CAP VALUE FUND A SHARES                                                   486,637.17            14.92%
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029

ARMADA PA TAX EXMPT MONEY MKT I SHARES                                             112,837,602.73            93.61%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR  NORTH ANNE
x4100 W. 150 TH STREET
CLEVELAND OH  44135-1389

ARMADA PA MUNICIPAL BOND FUND I SHARES                                               4,635,688.25            91.83%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                                                           27,327,522.71            41.14%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -79-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA BOND FUND I SHARES                                                           15,903,546.91            23.94%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                                                           15,860,795.72            23.88%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                                                            4,834,043.61             7.28%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                                                            8,935,790.00            59.97%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA GNMA FUND I SHARES                                                            4,166,693.15            27.96%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                                                            1,748,805.03            11.74%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -80-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA PA TAX EXMPT MONEY MKT A SHARES                                              37,018,000.00            55.87%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA PA TAX EXMPT MONEY MKT A SHARES                                              25,405,405.45            38.34%
PENNSYLVANIA
NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                  14,233.93            12.70%
FIRST CLEARING CORPORATION
A/C 5158-1633
ELVA A LONGWELL &
437 MORTON STREET
SHARON PA  16146-2419

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                  12,784.82            11.40%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                  10,262.75             9.15%
FIRST CLEARING CORPORATION
A/C 8963-5901
SARA ZIMMER
6315 WALDRON ST
PITTSBURGH PA  15217-2518

                                      -81-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   9,757.21             8.70%
FIRST CLEARING CORPORATION
A/C 1054-0958
JAMES L AIELLO AND
CRYSTEL GABRICH
141 CIRCLE DR
PITTSBURGH PA  15228-2120

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   9,469.70             8.45%
FIRST CLEARING CORPORATION
A/C 8698-0511
JOAN A WICKERHAM
ALAN C WICKERHAM
JTTEN
462 S 7TH STREET

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   8,587.15             7.66%
FIRST CLEARING CORPORATION
A/C 7618-3716
HELGA A. SUHR
750 CHARTER DR #E-11
LONGS SC  29568-5857


ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   7,826.77             6.98%
FIRST CLEARING CORPORATION
A/C 4289-0182
CAROL HOFFMAN
65 EATON SQUARE
FLAT F
LONDON SW1W 9BQ

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   7,792.06             6.95%
FIRST CLEARING CORPORATION
A/C 8434-2907
THIEL COLLEGE
75 COLLEGE AVENUE
GREENVILLE PA  16125-2186

                                      -82-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES                                                   5,621.16             5.01%
NATIONAL FINANCIAL SERVICES CORP
FBO GARY S LENGEL
BIN  # TGA-100897
200 LIBERTY ST # FL
NEW YORK NY  10281-1003

ARMADA GNMA FUND A SHARES                                                              219,621.70            32.22%
FIRST CLEARING CORPORATION
A/C 2381-7616
COMMERCIAL SCREW PROD INC
TOMCO DIV
LARRY STRAH
882 CALLENDAR BLVD

ARMADA GNMA FUND A SHARES                                                               97,276.27            14.27%
FIRST CLEARING CORPORATION
A/C 4720-7506
ROBERT S KENDALL &
LINDA R KENDALL JT TEN
2650 BUTTERNUT LN
PEPPER PIKE OH  44124-4208

ARMADA GNMA FUND A SHARES                                                               79,398.43            11.65%
FIRST CLEARING CORPORATION
A/C 2381-7632
COMMERCIAL SCREW PRODUCTS INC
882 CALLENDAR BLVD
PAINESVILLE TWP OH  44077-1218

ARMADA INTERNATIONAL EQUITY I SHARES                                                18,658,573.30            34.48%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

                                      -83-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERNATIONAL EQUITY I SHARES                                                17,233,493.47            31.85%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY I SHARES                                                11,884,793.66            21.97%
SHELDON & CO
C/O  NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY I SHARES                                                 3,168,587.30             5.86%
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
A/C 04 66 300
PO BOX 94871
CLEVELAND OH  44101-4871

ARMADA CORE EQUITY FUND I SHARES                                                    11,921,213.55            90.34%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA CORE EQUITY FUND I SHARES                                                       702,411.83             5.32%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT I SHARES                                              216,243,366.55            92.90%
NATIONAL CITY INDIANA
TRUST OPERATIONS
MONEY MARKET 5312
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -84-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TREASURY PL MONEY MKT I SHARES                                               14,707,034.86             6.32%
NATIONAL CITY
MONEY MARKET UNIT/LOC 5312
4100 W 150TH ST
CLEVELAND OH  44135-1389

ARMADA MID CAP GROWTH I SHARES                                                       6,822,683.00            32.56%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES                                                       6,720,460.52            32.08%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA MID CAP GROWTH I SHARES                                                       4,919,468.45            23.48%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES                                                       2,314,462.68            11.05%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH C SHARES                                                           9,383.34            21.40%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

                                      -85-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MID CAP GROWTH C SHARES                                                           2,599.65             5.93%
FIRST CLEARING CORPORATION
A/C 1201-1331
PATRICIA L ARONE IRA
FCC AS CUSTODIAN
3720 TOMLINSON DR
LOGANSPORT IN  46947-4034

ARMADA MID CAP GROWTH C SHARES                                                           2,354.73             5.37%
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
115 NOVA COURT
ST MARYS PA  15857-3063

ARMADA US GOVERNMENT INCOME I SHARES                                                11,209,619.18            56.19%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES                                                 3,388,916.36            16.99%
SHELDON & CO
C/O  NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES                                                 2,555,091.03            12.81%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA US GOVERNMENT INCOME I SHARES                                                 2,542,605.29            12.75%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

                                      -86-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA US GOVERNMENT INCOME C SHARES                                                    27,714.76            30.35%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA US GOVERNMENT INCOME C SHARES                                                     7,399.21             8.10%
FIRST CLEARING CORPORATION
A/C 8697-5307
WILDA I WILSON
BARBARA A NAGY POA
10137 HOBART RD
APT 504

ARMADA US GOVERNMENT INCOME C SHARES                                                     5,490.87             6.01%
FIRST CLEARING CORPORATION
A/C 1074-5691
HELEN D ALEXANDER
5372 TWIN LAKE RD NE
MANCELONA MI  49659-9220

ARMADA MICHIGAN MUNI BOND I SHARES                                                  10,298,359.59            83.76%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MICHIGAN MUNI BOND I SHARES                                                   1,550,496.44            12.61%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MICHIGAN MUNI BOND A SHARES                                                     251,330.35            18.33%
MCDONALD INVESTMENTS INC FBO
35617487
4900 TIEDEMAN ROAD
BROOKLYN OH  44144-2338

                                      -87-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND B SHARES                                                      23,694.76            13.91%
FIRST CLEARING CORPORATION
A/C 4119-5327
TIMOTHY P. HIGGINS
KATHLEEN M. HIGGINS
17518 OAK HILL DR
NORTHVILLE MI  48167-4363

ARMADA MICHIGAN MUNI BOND B SHARES                                                      16,489.00             9.68%
FIRST CLEARING CORPORATION
A/C 1474-8811
MARION E BELLONI
510 E BLOOMFIELD AVE
ROYAL OAK MI  48073-3562

ARMADA MICHIGAN MUNI BOND B SHARES                                                      10,742.06             6.31%
FIRST CLEARING CORPORATION
A/C 6832-4960
PHILLIP PSUTY REV TRUST
U/A DTD 07-09-1999
120 SOUTH LAKE LEELANAU DR
LAKE LEELANAU MI  49653-9741

ARMADA MICHIGAN MUNI BOND B SHARES                                                       9,443.60             5.55%
FIRST CLEARING CORPORATION
A/C 8304-7634
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD

ARMADA MICHIGAN MUNI BOND B SHARES                                                       9,443.60             5.55%
FIRST CLEARING CORPORATION
A/C 8665-0100
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330

                                      -88-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND B SHARES                                                       9,167.78             5.38%
FIRST CLEARING CORPORATION
A/C 6852-6451
MARYLEE A ROVEN &
SHERYL C ROVEN
13644 WESLEY
SOUTHGATE MI  48195-1719

ARMADA MICHIGAN MUNI BOND B SHARES                                                       9,000.45             5.29%
FIRST CLEARING CORPORATION
A/C 3780-8004
ERICH K GAERTNER AND
BARBARA J GAERTNER
607 SIDNEY
BAY CITY MI  48706-3868

ARMADA MICHIGAN MUNI BOND C SHARES                                                      17,284.93            65.50%
FIRST CLEARING CORPORATION
A/C 7412-6331
ALYSSA LEE TRUST
SHARI L SIMON TTEE
102 W COLBY ST #LOFT
WHITEHALL MI  49461-1015

ARMADA MICHIGAN MUNI BOND C SHARES                                                       3,619.91            13.72%
FIRST CLEARING CORPORATION
A/C 8421-6308
EUGENE H. TOWNER MARITAL TRUST
1023 AVON ROAD
ANN ARBOR MI  48104-2741

ARMADA MICHIGAN MUNI BOND C SHARES                                                       2,081.36             7.89%
FIRST CLEARING CORPORATION
A/C 8951-4011
RAIMONDS T ZIEMELIS
RAIMONDS T ZIEMELIS
1222 E GILES
MUSKEGON MI  49445-2630

                                      -89-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND C SHARES                                                       1,879.94             7.12%
FIRST CLEARING CORPORATION
A/C 5837-0033
ROBERT L MOTT
GLORIA A MOTT TTEE
10242 SUNRISE RDG
PINCKNEY MI  48169-8125

ARMADA LARGE CAP ULTRA FUND I SHARES                                                 5,759,729.57            45.91%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES                                                 3,026,413.80            24.13%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES                                                 1,363,791.63            10.87%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES                                                 1,246,826.87             9.94%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LARGE CAP ULTRA FUND I SHARES                                                 1,102,822.17             8.79%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

                                      -90-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP ULTRA FUND C SHARES                                                    10,672.29            28.61%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA LARGE CAP ULTRA FUND C SHARES                                                     2,092.05             5.61%
FIRST CLEARING CORPORATION
A/C 1641-3374
THEODORE BOLTON (DECEDENT IRA)
GARY BOLTON (BENEFICIARY)
2032 FITZWATER
PHILADELPHIA PA  19146-1333

ARMADA EQUITY INDEX FUND C SHARES                                                        9,649.12             9.04%
FIRST CLEARING CORPORATION
A/C 4509-9613
INDUSTRIAL POWER SYSTEMS, INC.
ATTN: ANGELA KAMINKI
410 RYDER ROAD
TOLEDO OH  43607-3106

ARMADA EQUITY INDEX FUND C SHARES                                                        8,018.49             7.52%
FIRST CLEARING CORPORATION
A/C 5911-3463
LYMAN F NARTEN IRA R/O
FCC AS CUSTODIAN
15155 HERITAGE LN
CHAGRIN FALLS OH  44022-2674

ARMADA EQUITY INDEX FUND C SHARES                                                        6,256.93             5.86%
FIRST CLEARING CORPORATION
A/C 4360-5634
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
5140 RIVERVIEW DR
INDIANAPOLIS IN  46208-2453

                                      -91-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND C SHARES                                                        6,256.93             5.86%

FIRST CLEARING CORPORATION
A/C 6488-1813
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
2506 WILLOWBROOK PKWY STE 200
INDIANAPOLIS IN  46205-1542

ARMADA BALANCED ALLOCATION C SHARES                                                     13,065.23            16.95%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA BALANCED ALLOCATION C SHARES                                                      7,437.05             9.65%
FIRST CLEARING CORPORATION
A/C 5205-8862
JOANN LUTES &
AIMEE L TELEGRAPHIC
4 WESLEY AVE
CHARLEROI PA  15022-9444

ARMADA BALANCED ALLOCATION C SHARES                                                      5,604.87             7.27%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

ARMADA TAX MANAGED EQUITY C SHARES                                                       8,264.46             9.78%
FIRST CLEARING CORPORATION
A/C 6700-2399
GAYLE PAPESH
5408 TURNEY RD
GARFIELD HTS OH  44125-3204

                                      -92-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TAX MANAGED EQUITY C SHARES                                                       7,346.42             8.69%
FIRST CLEARING CORPORATION
A/C 6108-1699
KENNETH A OTTO &
MERILEE W OTTO
1710 ROOD POINT ROAD
MUSKEGON MI  49441-4849

ARMADA TAX MANAGED EQUITY C SHARES                                                       5,342.83             6.32%
FIRST CLEARING CORPORATION
A/C 7561-2888
ROSALIA H STOJOVIC
1787 E 33RD STREET
CLEVELAND OH  44114-4517

ARMADA NAT'L TAX EXEMPT BOND C SHARES                                                    6,045.81            76.28%
FIRST CLEARING CORPORATION
A/C 7174-9138
RUKHSANA RAHMAN
2408 BURNING TREE CT
JEFFERSONVILLE IN  47130-6742

ARMADA NAT'L TAX EXEMPT BOND C SHARES                                                    1,818.77            22.95%
FIRST CLEARING CORPORATION
A/C 3565-5028
PATRICIA ANN GALLIHER
JT WROS
311 BELLEFONTE PRINCESS RD
ASHLAND KY  41101-7115

ARMADA MONEY MARKET FUND C SHARES                                                      184,503.64            35.37%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
ISADORE G YABLON
1940 LAKE ROBERTS CT
WINDERMERE FL  34786-6116

                                      -93-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MONEY MARKET FUND C SHARES                                                       54,764.27            10.50%
FIRST CLEARING CORPORATION
A/C 6490-8961
HOMER M OSBORNE IRA
FCC AS CUSTODIAN
5 PATRICIA ST
CHARLEROI PA  15022-9439

ARMADA MONEY MARKET FUND C SHARES                                                       53,371.46            10.23%
PRIMEVEST FINANCIAL SERVICES FBO
PRIMEVEST FINL SVCS AS CUST FOR
25206820
400 FIRST STREET SO SUITE 300
P O BOX 283
ST CLOUD MN  56302-0283

ARMADA MONEY MARKET FUND C SHARES                                                       46,903.37             8.99%
BURKE BROTHERS, INC. 401K
JOHN DICK
R.D. #1
WEEDVILLE PA  15868

ARMADA MONEY MARKET FUND C SHARES                                                       38,952.26             7.47%
FIRST CLEARING CORPORATION
A/C 1375-8906
JAMES J BARRY IRA ROLLOVER
FCC AS CUSTODIAN
8262 WASHINGTON AVENUE
NORTH ROYALTON OH  44133-7207

ARMADA MONEY MARKET FUND C SHARES                                                       36,273.39             6.95%
FIRST CLEARING CORPORATION
A/C 2136-5224
FREDERICK E CASSIDY IRA
FCC AS CUSTODIAN
2223 CARROLL STREET
ASHLAND KY  41102-4739

                                      -94-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND C SHARES                                                       5,318.39            15.44%
FIRST CLEARING CORPORATION
A/C 1294-3972
ROBERT HENRY BAKER JR IRA
FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586

ARMADA EQUITY GROWTH FUND C SHARES                                                       3,528.69            10.24%
INDEPENDENCE TRUST COMPANY
PO BOX 682188
FRANKLIN TN  37068-2188

ARMADA EQUITY GROWTH FUND C SHARES                                                       3,035.13             8.81%
THE KAYO LUMBER CO. PSP
JAMES E ELOFF
8640 TAMARACK
TEMPERANCE MI  48182-9257

ARMADA EQUITY GROWTH FUND C SHARES                                                       3,029.25             8.79%
FIRST CLEARING CORPORATION
A/C 6142-5504
CAROLYN A PAGEL IRA
FCC AS CUSTODIAN
1421 CORDOVA AVE
LAKEWOOD OH  44107-3601

ARMADA INTERMEDIATE BOND FUND C SHARES                                                  12,523.79            23.83%
FIRST CLEARING CORPORATION
A/C 2583-3222
WURSTER CONSTRUCTION CO INC
ATTN  AL WURSTER  PRES
8463 CASTLEWOOD DR
INDIANAPOLIS IN  46250-1534

ARMADA INTERMEDIATE BOND FUND C SHARES                                                   9,816.57            18.68%
FIRST CLEARING CORPORATION
A/C 4973-8143
MARIAN L LAISURE
TOD, DORYLZ LAISURE,
2112 ACACIA PARK DR APT 307
LYNDHURST OH  44124-3800

                                      -95-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FUND C SHARES                                                   9,496.68            18.07%
FIRST CLEARING CORPORATION
A/C 7721-3664
SAMUEL E TAYLOR
REVOCABLE TRUST
961 COLLIER CT APT 303
MARCO ISLAND FL  34145-6535

ARMADA INTERMEDIATE BOND FUND C SHARES                                                   5,811.25            11.06%
FIRST CLEARING CORPORATION
A/C 1294-3972
ROBERT HENRY BAKER JR IRA
FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     9,435.79             9.40%
FIRST CLEARING CORPORATION
A/C 7164-3090
ROBERT J RICE REVOCABLE TRUST
ROBERT J RICE TRUSTEE
16280 COMMONS OVAL
STRONGSVILLE OH  44136-2566

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     9,076.89             9.04%
FIRST CLEARING CORPORATION
A/C 1021-6227
DOROTHY L ACKERS
6700 CINCINNATI/ZANESVILLE RD
RUSHVILLE OH  43150-9641

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     9,006.52             8.97%
FIRST CLEARING CORPORATION
A/C 3709-6486
ANNA M GASCOIGNE NIXON
284 SOUTH OVAL DRIVE
CHARDON OH  44024-1462

                                      -96-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     7,847.56             7.81%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     7,487.07             7.46%
FIRST CLEARING CORPORATION
A/C 3330-1164
HARRY FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     7,487.07             7.46%
FIRST CLEARING CORPORATION
A/C 3384-6316
SYLVIA A. FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

ARMADA OHIO TAX EXEMPT BOND C SHARES                                                     6,244.43             6.22%
FIRST CLEARING CORPORATION
A/C 3266-5160
PEARLIE J FOSTER &
JAMES H FOSTER
10730 ENGLEWOOD AVE
CLEVELAND OH  44108-2720

ARMADA LIMITED MATURITY BOND C SHARES                                                   11,568.00             9.94%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

                                      -97-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND C SHARES                                                   10,168.10             8.74%
FIRST CLEARING CORPORATION
A/C 4083-8539
ROSEMARY E HARRISON (IRA R/O)
FCC AS CUSTODIAN
47 CLEVELAND STREET
CHAGRIN FALLS OH  44022-2927

ARMADA LIMITED MATURITY BOND C SHARES                                                    8,008.37             6.88%
FIRST CLEARING CORPORATION
A/C 4000-8606
MARY SUSAN FOX &
J WARREN FO
x1681 QUAIL RUN DR
KALAMAZOO MI  49009-1899

ARMADA LIMITED MATURITY BOND C SHARES                                                    7,383.52             6.35%
FIRST CLEARING CORPORATION
A/C 2144-9760
C RICHARD COULSON IRA
FCC AS CUSTODIAN
5056 NICKELSON
PROSPECT OH  43342-9794

ARMADA LIMITED MATURITY BOND C SHARES                                                    7,007.33             6.02%
FIRST CLEARING CORPORATION
A/C 3993-7302
PETER C. HAWK TTEE OF THE
1741 IDLEWILD
RICHLAND MI  49083-9360

ARMADA LIMITED MATURITY BOND C SHARES                                                    6,576.86             5.65%
FIRST CLEARING CORPORATION
A/C 1744-7345
SYMA BREJT (IRA)
FCC AS CUSTODIAN
3625 SHANNON RD
CLEVELAND HTS OH  44118-1928

                                      -98-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND B SHARES                                                    8,507.73             5.94%
FIRST CLEARING CORPORATION
A/C 4635-1560
THOMAS M KASSON (DECEDENT IRA)
BEVERLY ANN KASSON (BENE)
FCC AS CUSTODIAN
1502 APPLECORFT

ARMADA LIMITED MATURITY BOND B SHARES                                                    8,505.34             5.93%
FIRST CLEARING CORPORATION
A/C 4940-5424
EUGENE KUS
SHIRLEY KUS
13945 COUNTY LINE ROAD
CHAGRIN FALLS OH  44022-4015

ARMADA LIMITED MATURITY BOND B SHARES                                                    8,100.97             5.65%
FIRST CLEARING CORPORATION
A/C 1685-8815
FREMOND BOYD (IRA)
FCC AS CUSTODIAN
3567 GROSVENOR RD
CLEVELAND OH  44118-2628

ARMADA LIMITED MATURITY BOND B SHARES                                                    7,992.01             5.58%
FIRST CLEARING CORPORATION
A/C 1637-2210
MARJORIE M BOOTH
3268 BRAEMAR ROAD
SHAKER HTS OH  44120-3330

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   5,325.20            14.34%
FIRST CLEARING CORPORATION
A/C 4025-9578
DONALD P HAMILTON SR IRA
FCC AS CUSTODIAN
164 SOUTH DETROIT AVE
TOLEDO OH  43609-2017

                                      -99-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   4,339.90            11.68%
FIRST CLEARING CORPORATION
A/C 3607-7352
MARY M GOODMAN
710 WEST WASHINGTON STREET
BRADFORD PA  16701-2631

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   4,221.97            11.37%
FIRST CLEARING CORPORATION
A/C 2867-1582
HENRY R & ANNA BELLE
DOWDY TTEE HENRY R & ANNA
6100 LAKE BONITA RD
CATLETTSBURG KY  41129-9704

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   3,828.01            10.31%
FIRST CLEARING CORPORATION
A/C 7738-9249
HOWARD C SERGOTT (IRA R/O)
FCC AS CUSTODIAN
4698 WOLFF DR
BRUNSWICK OH  44212-2549

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   3,002.94             8.08%
FIRST CLEARING CORPORATION
A/C 1212-4397
YORK ASH
2772 S. MICHAEL
TRAVERSE CITY MI  49686-4921

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   2,659.90             7.16%
FIRST CLEARING CORPORATION
A/C 3816-3066
CLAUDE HALL IRA
FCC AS CUSTODIAN
416 SKYLARK DR
WINCHESTER KY  40391-2902

                                     -100-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE B SHARES                                                   2,051.29             5.52%
RAYMOND JAMES & ASSOC INC CSDN
ALFRED E COREY JR IRA
1031 EDEN ISLE DR N E
SAINT PETERSBURG FL  33704-1705

ARMADA CORE EQUITY FUND C SHARES                                                        22,851.92            49.40%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA CORE EQUITY FUND C SHARES                                                         2,934.97             6.34%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

ARMADA LARGE CAP VALUE FUND C SHARES                                                     2,951.78            12.89%
FIRST CLEARING CORPORATION
A/C 5723-7156
ANTHONY R MOHORCIC DECEDENT
IRA ROLLOVER
FCC AS CUSTODIAN DTD 3/17/97
8595 PARK RIDGE LN

ARMADA LARGE CAP VALUE FUND C SHARES                                                     2,069.29             9.03%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN:LORI MACDONALD
94 HOSPITAL STREET
3RD FLOOR

                                     -101-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND C SHARES                                                     1,596.62             6.97%
FIRST CLEARING CORPORATION
A/C 6285-7564
NORTH RIVER DEVELOPMENT CORP.
725 LAGRANGE ST.
TOLEDO OH  43604-1673

ARMADA LARGE CAP VALUE FUND C SHARES                                                     1,228.20             5.36%
FIRST CLEARING CORPORATION
A/C 8742-7666
ROBERT W WARLAND
BEVERLY B WARLAND
1403 14TH AVE
FORT DODGE IA  50501-7625

ARMADA LARGE CAP VALUE FUND C SHARES                                                     1,204.55             5.26%
SEI PRIVATE TRUST CO CUST FBO
CUST FOR THE ROLLOVER IRA OF
WALLACE STRICKLAND
3337 E 149TH ST
CLEVELAND OH  44120-4237

ARMADA TOTAL RETURN ADVANTAGE C SHARES                                                   1,805.59            31.21%
STONEY HOLLOW TIRE, INC. 401(K) PLA
DAVID B KNOWLSON
ATTN: EARL BUONO
PERSONAL AND CONFIDENTIAL
1ST & HANOVER STREETS, PO BOX 310
MARTINS FERRY OH  43935-0310

ARMADA TOTAL RETURN ADVANTAGE C SHARES                                                   1,011.50            17.48%
FIRST CLEARING CORPORATION
A/C 3778-0803
VIRGINIA M GILLESPIE
7037 PROSPECT DUBLIN RD
PROSPECT OH  43342-9553

                                     -102-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE C SHARES                                                     442.63             7.65%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
ROBERT R FELTES
8853 MICHAELS LN
BROADVIEW HTS OH  44147-1774

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                  18,570.10            30.01%
FIRST CLEARING CORPORATION
A/C 1990-7271
PAUL CRISSMAN
JANE CRISSMAN
2375 SPENCER RD
HERMITAGE PA  16148-7107

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                   9,888.56            15.98%
FIRST CLEARING CORPORATION
A/C 8681-9932
LEROY A WHEELER
JUNE L JONES
23164 N TOWNLINE
CONNEAUTVILLE PA  16406-5548

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                   9,242.04            14.94%
FIRST CLEARING CORPORATION
A/C 1267-6671
MARTHA BAIRD
10 STONEY BROOK BLVD
GREENVILLE PA  16125-7804

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                   7,274.49            11.76%
FIRST CLEARING CORPORATION
A/C 7799-8929
HENRI SCHMID
HARRIET ANN SCHMID
JTTEN
440 COLLIER ROAD

                                     -103-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                   5,199.60             8.40%
FIRST CLEARING CORPORATION
A/C 6713-4142
MILDRED P PHILLIPS
2625 ASBURY RD
ERIE PA  16506-1441

ARMADA PA MUNICIPAL BOND FUND C SHARES                                                   4,470.68             7.23%
FIRST CLEARING CORPORATION
A/C 3393-3402
CATHERINE M FRANTZ
2617 ASBURY RD
ERIE PA  16506-1441

ARMADA BOND FUND C SHARES                                                                3,970.32            24.26%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN:LORI MACDONALD
94 HOSPITAL STREET
3RD FLOOR

ARMADA BOND FUND C SHARES                                                                2,435.27            14.88%
FIRST CLEARING CORPORATION
A/C 2134-3053
JOSEPH H CROWLEY (IRA)
FCC AS CUSTODIAN
1630 CREEDMOOR AVE
PITTSBURGH PA  15226-2440

ARMADA BOND FUND C SHARES                                                                1,823.45            11.14%
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
BIN# 46345739
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

                                     -104-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA BOND FUND C SHARES                                                                1,094.26             6.69%
FIRST CLEARING CORPORATION
A/C 1682-6933
PETER P BOVA SEP IRA
FCC AS CUSTODIAN
134 WINTERWOOD DR
BUTLER PA  16001-7334

ARMADA BOND FUND C SHARES                                                                1,085.74             6.63%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MARLENE A MESA
7456 BARTHOLOMEW DR
MIDDLEBRG HTS OH  44130-6768

ARMADA BOND FUND C SHARES                                                                  928.00             5.67%
ELK COUNTY TOOL & DIE INC
JAMES L SCHAUT, JR.
417 S. ST. MARYS ST.
ST. MARYS PA  15857

ARMADA BOND FUND C SHARES                                                                  924.07             5.65%
FIRST CLEARING CORPORATION
A/C 6099-1850
ROBERT H MULLENS (IRA)
FCC AS CUSTODIAN
1256 ROHR RD
LOCKBOURNE OH  43137-9251

ARMADA BOND FUND C SHARES                                                                  859.99             5.26%
FIRST CLEARING CORPORATION
A/C 8642-6779
LEOLA WILSON IRA
FCC AS CUSTODIAN
7 MARIO DR
TROTWOOD OH  45426-2914

                                     -105-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA GNMA FUND C SHARES                                                               11,175.68             6.14%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA GNMA FUND C SHARES                                                               10,058.92             5.53%
FIRST CLEARING CORPORATION
A/C 6324-9932
ROBERT F NEUWAR IRA
FCC AS CUSTODIAN
381 STERLING CIR
BEREA OH  44017-2322

ARMADA GNMA FUND C SHARES                                                                9,959.23             5.47%
FIRST CLEARING CORPORATION
A/C 4083-8539
ROSEMARY E HARRISON (IRA R/O)
FCC AS CUSTODIAN
47 CLEVELAND STREET
CHAGRIN FALLS OH  44022-2927

ARMADA INTERNATIONAL EQUITY C SHARES                                                     6,177.02            10.31%
FIRST CLEARING CORPORATION
A/C 8992-4993
JEFFREY ZORNOW IRA
FCC AS CUSTODIAN
1884 STONE HOLLOW DR
BOUNTIFUL UT  84010-1057

ARMADA INTERNATIONAL EQUITY C SHARES                                                     4,362.05             7.28%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

                                     -106-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERNATIONAL EQUITY C SHARES                                                     3,109.69             5.19%
FIRST CLEARING CORPORATION
A/C 7812-7731
RALPH E STEWART IRA
FCC AS CUSTODIAN
3037 BONNIE BRAE
FLOSSMOOR IL  60422-2027

ARMADA SMALL CAP GROWTH FUND C SHARES                                                    6,162.72            11.20%
FIRST CLEARING CORPORATION
A/C 8992-4993
JEFFREY ZORNOW IRA
FCC AS CUSTODIAN
1884 STONE HOLLOW DR
BOUNTIFUL UT  84010-1057

ARMADA SMALL CAP GROWTH FUND C SHARES                                                    4,573.17             8.31%
FIRST CLEARING CORPORATION
A/C 8635-9569
JANE B WESSEL IRA
FCC AS CUSTODIAN
21280 AVALON DR
ROCKY RIVER OH  44116-1122

ARMADA SMALL CAP GROWTH FUND C SHARES                                                    3,791.47             6.89%
FIRST CLEARING CORPORATION
A/C 4365-5907
HUBER HEIGHTS MEDICAL CENTER
6096 BRANDT PARKWAY
HUBER HEIGHTS OH  45424-4015

ARMADA AGGRESSIVE ALLOCATION FUND A SH                                                 253,897.80            80.71%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

                                     -107-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   2,144.65            11.17%
FIRST CLEARING CORPORATION
A/C 1923-4997
NANCY BUNKER
3130 CHESTNUT RD
VENICE FL  34293-3014

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   1,459.85             7.60%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JOHN W GRZECKA
1139 W 29TH ST
ERIE PA  16508-1535

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   1,248.44             6.50%
FIRST CLEARING CORPORATION
A/C 2145-6941
TODD P CRAWFORD (IRA)
FCC AS CUSTODIAN
101 JEFFERSON BLVD EXT
MINGO JCT OH  43938-1493

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   1,109.82             5.78%
FIRST CLEARING CORPORATION
A/C 3316-0318
ROBERT E FOURNIER IRA
FCC AS CUSTODIAN
27268 BUNERT RD
WARREN MI  48088-4842

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   1,071.18             5.58%
FIRST CLEARING CORPORATION
A/C 7557-6931
MICHAEL A SHANNO
7447 NEFF ROAD
MEDINA OH  44256-9427

                                     -108-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND B SH                                                   1,067.24             5.56%
FIRST CLEARING CORPORATION
A/C 1595-9571
HOWARD BLECHER AND
HOWARD BLECHER AND
133 WOOD STREET
FLUSHING OH  43977-9727

ARMADA AGGRESSIVE ALLOCATION FUND C SH                                                   3,194.92            12.85%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
STEVE SCOTT
5969 GRACE AVE
LUDINGTON MI  49431-9683

ARMADA AGGRESSIVE ALLOCATION FUND C SH                                                   1,683.81             6.77%
FIRST CLEARING CORPORATION
A/C 7658-4923
JANE E SIBLEY IRA
FCC AS CUSTODIAN
4153 SAWGRASS TRL
MUSKEGON MI  49442-6806

ARMADA AGGRESSIVE ALLOCATION FUND C SH                                                   1,673.82             6.73%
FIRST CLEARING CORPORATION
A/C 7356-4030
ROBERTA M STEWART (IRA)
FCC AS CUSTODIAN
211 E DEWEY RD
SCOTTVILLE MI  49454-9679

ARMADA AGGRESSIVE ALLOCATION FUND C SH                                                   1,587.30             6.39%
FIRST CLEARING CORPORATION
A/C 5565-8612
ROBERT G MEAGHER IRA R/O
FCC AS CUSTODIAN
2534 BIG SKY CT
ANN ARBOR MI  48108-9323

                                     -109-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND C SH                                                   1,440.77             5.80%
FIRST CLEARING CORPORATION
A/C 4847-2450
GREGORY KNIAT (IRA)
FCC AS CUSTODIAN
1945 ELWOOD
MUSKEGON MI  49442-5829

ARMADA AGGRESSIVE ALLOCATION FUND I SH                                                 254,418.79            80.10%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA AGGRESSIVE ALLOCATION FUND I SH                                                  62,916.68            19.81%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA CONSERVATIVE ALLOC FUND A SH                                                    258,616.99            91.34%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

ARMADA CONSERVATIVE ALLOC FUND B SH                                                     10,608.53            35.79%
FIRST CLEARING CORPORATION
A/C 1613-2529
WILLIAM J BOGARD (IRA)
FCC AS CUSTODIAN
1 QUAIL RUN
CHARLESTON IL  61920-4408

                                     -110-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      3,100.47            10.46%
FIRST CLEARING CORPORATION
A/C 1135-5168
C MAX ANDERSON AND PATRICIA S
ANDERSON REV TR C MAX AND
9105 E 17TH ST
INDIANAPOLIS IN  46229-2018

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      2,576.46             8.69%
FIRST CLEARING CORPORATION
A/C 7859-4513
WILLIAM C SMITH IRA
FCC AS CUSTODIAN
6150 W 100 S
NEW PALESTINE IN  46163-9799

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      2,200.11             7.42%
FIRST CLEARING CORPORATION
A/C 3077-8319
HARRIETT B YOUNG (IRA)
FCC AS CUSTODIAN
2384 EARDLEY RD
UNIVERSITY HT OH  44118-3722

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      1,944.99             6.56%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RAYMOND L MODEN
9840 COUNTY ROAD 17-3
WAUSEON OH  43567-9746

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      1,627.03             5.49%
FIRST CLEARING CORPORATION
A/C 6880-0513
CRAIG A RUNESTAD IRA R/O
FCC AS CUSTODIAN
3527 FREMONT ST
ROCKFORD IL  61103-2006

                                     -111-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      1,624.04             5.48%
FIRST CLEARING CORPORATION
A/C 8376-7210
A J TONEY JR (IRA)
FCC AS CUSTODIAN
7805 GRAYDON HEIGHTS
CATLETTSBURG KY  41129-9121

ARMADA CONSERVATIVE ALLOC FUND B SH                                                      1,564.71             5.28%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO CINDY S HUGHES
228 S BEECH ST
BRYAN OH  43506-1655

ARMADA CONSERVATIVE ALLOC FUND C SH                                                     11,841.17            16.70%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA CONSERVATIVE ALLOC FUND C SH                                                      4,661.69             6.57%
FIRST CLEARING CORPORATION
A/C 2867-1116
HENRY R DOWDY IRA R/O
FCC AS CUSTODIAN
6100 LAKE BONITA RD
CATLETTSBURG KY  41129-9704

ARMADA CONSERVATIVE ALLOC FUND C SH                                                      4,583.90             6.46%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

                                     -112-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND C SH                                                      4,255.57             6.00%
FIRST CLEARING CORPORATION
A/C 5238-8514
JOHN H LEDWIDGE &
PHILLIS LEDWIDGE
1517 ALTON RD
PT CHARLOTTE FL  33952-4708

ARMADA CONSERVATIVE ALLOC FUND C SH                                                      3,625.30             5.11%
FIRST CLEARING CORPORATION
A/C 4103-5222
ROBERT E HARTWIG
JEANETTE L HARTWIG
1507 CITY ROAD 5
KITTS HILL OH  45645

ARMADA CONSERVATIVE ALLOC FUND C SH                                                      3,605.96             5.09%
FIRST CLEARING CORPORATION
A/C 4247-9304
KEITH A HOPKINS IRA
FCC AS CUSTODIAN
436 DRY RUN RD
WEST PORTSMOUTH OH  45663-9018

ARMADA CONSERVATIVE ALLOC FUND I SH                                                    259,577.23            90.82%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA CONSERVATIVE ALLOC FUND I SH                                                     26,236.13             9.18%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

                                     -113-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL/MID CAP VALUE FUND A SH                                                     7,446.81            28.11%
FIRST CLEARING CORPORATION
A/C 5230-7950
SUSAN W MACDONALD
2731 CHESTERTON RD
SHAKER HEIGHTS OH  44122-1804

ARMADA SMALL/MID CAP VALUE FUND A SH                                                     2,304.61             8.70%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JAMES F KEARNEY
10720 BIG CANOE
BIG CANOE GA  30143-5133

ARMADA SMALL/MID CAP VALUE FUND A SH                                                     1,570.68             5.93%
MALCOLM B HOLLENSTEINER
4401 43RD ST NW
WASHINGTON DC 20016-2003

ARMADA SMALL/MID CAP VALUE FUND A SH                                                     1,527.50             5.77%
MARILOU C HITT
BRIAN E HITT JT TEN
29800 PIKE DR
ORANGE VILLAGE OH  44022-1669

ARMADA SMALL/MID CAP VALUE FUND A SH                                                     1,327.32             5.01%
FIRST CLEARING CORPORATION
A/C 2096-5296
JANA J CHAMBERS (IRA ROLLOVER)
FCC AS CUSTODIAN
811 N REBECCA
PEORIA IL  61606-1075

ARMADA SMALL/MID CAP VALUE FUND I SH                                                   627,550.92            62.01%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

                                     -114-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL/MID CAP VALUE FUND I SH                                                   279,865.17            27.65%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA SMALL/MID CAP VALUE FUND I SH                                                   104,607.30            10.34%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA AGGRESSIVE ALLOCATION FUND H SH                                                  30,121.34            41.03%
FIRST CLEARING CORPORATION
A/C 1937-4859
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
RR 5 BOX 555
SPENCER IN  47460-9474

ARMADA AGGRESSIVE ALLOCATION FUND H SH                                                  16,560.83            22.56%
FIRST CLEARING CORPORATION
A/C 1885-2452
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
1361 W 725 S
TRAFALGAR IN  46181-8791

ARMADA AGGRESSIVE ALLOCATION FUND H SH                                                   9,503.70            12.95%
FIRST CLEARING CORPORATION
A/C 4045-2675
PHILLIP L HARGIS (IRA)
FCC AS CUSTODIAN
11145 FALL DR
INDIANAPOLIS IN  46229-1971

                                     -115-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA BALANCED ALLOCATION FD H SHARES                                                  10,720.97            14.57%
FIRST CLEARING CORPORATION
A/C 2020-4262
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
6401 PLEASANT WOOD LN
INDIANAPOLIS IN  46236-9735

ARMADA BALANCED ALLOCATION FD H SHARES                                                   4,788.56             6.51%
FIRST CLEARING CORPORATION
A/C 6817-1601
PAMELA K ZEMAN
31108 FALLCREEKWAY E DR
INDIANAPOLIS IN  46205

ARMADA BALANCED ALLOCATION FD H SHARES                                                   3,942.43             5.36%
FIRST CLEARING CORPORATION
A/C 1218-1280
BROOKE D ASPERGREN JR
2502 NORTH 5TH STREET
KALAMAZOO MI  49009-8510

ARMADA BOND FUND H SHARES                                                                7,356.22            94.00%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA BOND FUND H SHARES                                                                  451.88             5.77%
FIRST CLEARING CORPORATION
A/C 5585-1155
LINDA L MELLOTT (IRA)
FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113

                                     -116-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA CONSERVATIVE ALLOCATION FD H SH                                                   6,526.54            10.53%
FIRST CLEARING CORPORATION
A/C 4563-5152
PATRICIA A JENSEN (IRA)
FCC AS CUSTODIAN
406 27TH STREET
MC KEESPORT PA  15132-7024

ARMADA CONSERVATIVE ALLOCATION FD H SH                                                   6,407.70            10.34%
FIRST CLEARING CORPORATION
A/C 3720-2853
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA CONSERVATIVE ALLOCATION FD H SH                                                   6,130.19             9.89%
FIRST CLEARING CORPORATION
A/C 6962-1915
PAUL RAIGNER (IRA)
FCC AS CUSTODIAN
580 N 300 W
GREENFIELD IN  46140-8424

ARMADA CONSERVATIVE ALLOCATION FD H SH                                                   4,386.26             7.08%
FIRST CLEARING CORPORATION
A/C 7946-5644
LEONARD SHIRLEY AND
JEAN F SHIRLEY
2028 STATE RD 95
EDISON OH  43320

ARMADA CONSERVATIVE ALLOCATION FD H SH                                                   4,313.23             6.96%
FIRST CLEARING CORPORATION
A/C 7505-9389
JOHN W STEEN (IRA)
FCC AS CUSTODIAN
2745 PLEASANT AVE
ASHLAND KY  41102-6049

                                     -117-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA CORE EQUITY FUND H SHARES                                                           855.79            23.95%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA CORE EQUITY FUND H SHARES                                                           760.06            21.27%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO SHARYN UGAN
15102 ROSEMARY AVE
CLEVELAND OH 44111-2158

ARMADA CORE EQUITY FUND H SHARES                                                           644.83            18.05%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
BRIDGET MACMILLAN
1403 W JARVIS AVE APT 1
CHICAGO IL  60626-2089

ARMADA CORE EQUITY FUND H SHARES                                                           629.10            17.61%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JOCELYN MULDER
17402 MILBURN AVE
CLEVELAND OH  44135-1957

ARMADA CORE EQUITY FUND H SHARES                                                           506.42            14.17%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO ALAN R TEPPER
PO BOX 893
NORTH BEND WA 98045-0893

ARMADA EQUITY GROWTH FUND H SHARES                                                       1,339.29            40.67%
FIRST CLEARING CORPORATION
A/C 7920-8657
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
124 RICK COURT
OSWEGO IL  60543-9113

                                     -118-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND H SHARES                                                         376.13            11.42%
FIRST CLEARING CORPORATION
A/C 8317-4412
CLAYTON E THOMAS (IRA)
FCC AS CUSTODIAN
809 DUNBAR DR
CUMBERLAND IN  46229-3227

ARMADA EQUITY GROWTH FUND H SHARES                                                         340.84            10.35%
FIRST CLEARING CORPORATION
A/C 1577-0172
MARY E BLAIR
MARY E BLAIR
24 CABERFAE HIGHWAY
LOT 17

ARMADA EQUITY GROWTH FUND H SHARES                                                         306.40             9.30%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA EQUITY GROWTH FUND H SHARES                                                         270.74             8.22%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

ARMADA EQUITY GROWTH FUND H SHARES                                                         243.55             7.40%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
PENNIE C KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

                                     -119-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND H SHARES                                                         243.55             7.40%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA EQUITY INDEX FUND H SHARES                                                        1,990.06            42.78%
FIRST CLEARING CORPORATION
A/C 6076-6995
JACK OLIVER AMA
1121 DAYTON
KALAMAZOO MI  49048-2137

ARMADA EQUITY INDEX FUND H SHARES                                                          834.95            17.95%
FIRST CLEARING CORPORATION
A/C 6641-5784
DOROTHY J PIPE (IRA)
FCC AS CUSTODIAN
8216 W VILLA LINDO
PEORIA AZ  85383-1010

ARMADA EQUITY INDEX FUND H SHARES                                                          523.77            11.26%
FIRST CLEARING CORPORATION
A/C 3047-6412
WENDY L ELWELL
3722 SPOKANE AVE
CLEVELAND OH  44109-3830

ARMADA EQUITY INDEX FUND H SHARES                                                          522.13            11.22%
FIRST CLEARING CORPORATION
A/C 2688-5128
MCMILLIAN DAVIS
1801 E 12TH ST
CLEVELAND OH  44114-3500

ARMADA EQUITY INDEX FUND H SHARES                                                          417.09             8.97%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

                                     -120-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND H SHARES                                                          245.00             5.27%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO HAL J WILLIAMS
PO BOX 381
TENINO WA  98589-0381

ARMADA GNMA FUND H SHARES                                                                3,433.87            17.53%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA GNMA FUND H SHARES                                                                2,841.20            14.51%
FIRST CLEARING CORPORATION
A/C 1249-2048
ROY G AYERS IRA ROLLOVER
FCC AS CUSTODIAN
1301 WAVERLY DR
KALAMAZOO MI  49048-1421

ARMADA GNMA FUND H SHARES                                                                2,091.51            10.68%
FIRST CLEARING CORPORATION
A/C 5561-1257
MELVIN MARSCHALL IRA
FCC AS CUSTODIAN
8505 W B AVE
OTSEGO MI  49078-9520

ARMADA GNMA FUND H SHARES                                                                1,632.08             8.33%
FIRST CLEARING CORPORATION
A/C 8609-5616
RUSSELL ALAN WHITAKER IRA
FCC AS CUSTODIAN
5291 WYNN RD
KALAMAZOO MI  49048-3327

                                     -121-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA GNMA FUND H SHARES                                                                1,574.07             8.04%
FIRST CLEARING CORPORATION
A/C 6812-4762
PAMELA K ZEMAN AND
JOHN BLADES
3110 B FALLCREEKWAY
INDIANAPOLIS IN  46205-2441

ARMADA GNMA FUND H SHARES                                                                1,508.35             7.70%
FIRST CLEARING CORPORATION
A/C 4817-4215
EDWARD G KLEPPER IRA
FCC AS CUSTODIAN
4003 NICHOLS RD
PARCHMENT MI  49004-3107

ARMADA GNMA FUND H SHARES                                                                  987.77             5.04%
FIRST CLEARING CORPORATION
A/C 7772-7870
RUTH B SIMMONS IRA
FCC AS CUSTODIAN
30151 HAPPY LANE
RICHWOOD OH  43344-9294

ARMADA INTERMEDIATE BOND FD H SHARES                                                     6,919.67            52.38%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA INTERMEDIATE BOND FD H SHARES                                                     2,899.32            21.95%
FIRST CLEARING CORPORATION
A/C 4836-3605
JOANNE F KOBA &
BETTY SCHROEDER
5603 STONYBROOK DR
PLAINFIELD IL  60544-6674

                                     -122-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FD H SHARES                                                     1,399.76            10.60%
FIRST CLEARING CORPORATION
A/C 3831-2136
SHIRLEY ANN GRUIZENGA IRA
FCC AS CUSTODIAN
2222 ROMENCE RD
PORTAGE MI  49024-4050

ARMADA INTERMEDIATE BOND FD H SHARES                                                     1,103.20             8.35%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO CECIL B OEHLER
3408 CENTERVILLE NEWMAN RD
PROSPECT OH  43342-9514

ARMADA INTERMEDIATE BOND FD H SHARES                                                       871.80             6.60%
FIRST CLEARING CORPORATION
A/C 1446-0481
JOAN M BECKER (IRA)
FCC AS CUSTODIAN
1169 102ND AVE
PLAINWELL MI  49080-9730

ARMADA INTERNATIONAL EQUITY H SHARES                                                       915.55            37.73%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA INTERNATIONAL EQUITY H SHARES                                                       915.36            37.72%
FIRST CLEARING CORPORATION
A/C 3104-3181
RONALD G YANDEK (IRA)
FCC AS CUSTODIAN
27419 DETROIT
WESTLAKE OH  44145-2288

                                     -123-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERNATIONAL EQUITY H SHARES                                                       417.44            17.20%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA INTERNATIONAL EQUITY H SHARES                                                       159.07             6.55%
SEI PRIVATE TRUST CO CUST FBO
ROTH CONTRIBUTION IRA
FBO KAREN SUE FINLEY
711 HARRISON SE
ANDERSON IN  46012-3754

ARMADA LARGE CAP ULTRA FUND H SHARES                                                     2,266.07            66.22%
FIRST CLEARING CORPORATION
A/C 6812-4762
PAMELA K ZEMAN AND
JOHN BLADES
3110 B FALLCREEKWAY
INDIANAPOLIS IN  46205-2441

ARMADA LARGE CAP ULTRA FUND H SHARES                                                       980.62            28.65%
FIRST CLEARING CORPORATION
A/C 5585-1155
LINDA L MELLOTT (IRA)
FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113

ARMADA LARGE CAP VALUE FUND H SHARES                                                       493.58            42.55%
FIRST CLEARING CORPORATION
A/C 8317-4412
CLAYTON E THOMAS (IRA)
FCC AS CUSTODIAN
809 DUNBAR DR
CUMBERLAND IN  46229-3227

                                     -124-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LARGE CAP VALUE FUND H SHARES                                                       380.25            32.78%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA LARGE CAP VALUE FUND H SHARES                                                       146.91            12.66%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO HAL J WILLIAMS
PO BOX 381
TENINO WA  98589-0381

ARMADA LARGE CAP VALUE FUND H SHARES                                                        67.27             5.80%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
LORI F SCHAAF
5544 BENTBROOK ST SE
KENTWOOD MI  49508-6388

ARMADA LARGE CAP VALUE FUND H SHARES                                                        60.69             5.23%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO SHIRLEY M WILLIAMS
PO BOX 381
TENINO WA  98589-0381

ARMADA LIMITED MATURITY BOND H SHARES                                                    7,001.45            13.29%
FIRST CLEARING CORPORATION
A/C 8362-1585
JOSEPH J TIZIANI IRA #2
FCC AS CUSTODIAN
5340 NOTRE DAME #11
STEVENSVILLE MI  49127-9740

ARMADA LIMITED MATURITY BOND H SHARES                                                    6,336.63            12.03%
FIRST CLEARING CORPORATION
A/C 3665-3599
WILLIAM R GILBERT
908 MONROE
WINTHROP HARBOR IL  60096-1537

                                     -125-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA LIMITED MATURITY BOND H SHARES                                                    5,025.40             9.54%
FIRST CLEARING CORPORATION
A/C 8575-0813
GEORGIA T VORHIES
4211 WATERBROOK WAY
GREENWOOD IN  46143-9310

ARMADA LIMITED MATURITY BOND H SHARES                                                    3,572.44             6.78%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA LIMITED MATURITY BOND H SHARES                                                    2,967.13             5.63%
FIRST CLEARING CORPORATION
A/C 4650-8388
BEVERLY ANN KASSON
1502 APPLECRAFT
PORTAGE MI  49002-5614

ARMADA LIMITED MATURITY BOND H SHARES                                                    2,939.38             5.58%
FIRST CLEARING CORPORATION
A/C 6975-3244
PATRICIA L RANSFORD (IRA)
FCC AS CUSTODIAN
250 UNION STREET
HILLSDALE MI  49242-1359

ARMADA MICHIGAN MUNI BOND H SHARES                                                           9.07            57.45%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA MICHIGAN MUNI BOND H SHARES                                                           2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

                                     -126-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA MICHIGAN MUNI BOND H SHARES                                                           2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA MICHIGAN MUNI BOND H SHARES                                                           2.24            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1919
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA MID CAP GROWTH H SHARES                                                           1,828.15            98.26%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA MONEY MARKET FUND H SHARES                                                       90,271.86            90.75%
FIRST CLEARING CORPORATION
A/C 4819-4698
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA MONEY MARKET FUND H SHARES                                                        8,536.17             8.58%
FIRST CLEARING CORPORATION
A/C 2293-3147
HELEN V DAVIS
952 N ROUTIERS AVE
INDIANAPOLIS IN  46219-5555

ARMADA NATIONAL TAX EXEMPT BOND H SH                                                         9.87            57.48%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

                                     -127-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA NATIONAL TAX EXEMPT BOND H SH                                                         2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1923
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA NATIONAL TAX EXEMPT BOND H SH                                                         2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1923
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA NATIONAL TAX EXEMPT BOND H SH                                                         2.43            14.17%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1923
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA OHIO TAX EXEMPT BOND H SHARES                                                     7,894.74            74.08%
FIRST CLEARING CORPORATION
A/C 7244-0584
VIRGILENE K ROLLINGS
5790 DENLINGER RD APT 4104
DAYTON OH  45426-1838

ARMADA OHIO TAX EXEMPT BOND H SHARES                                                     2,746.65            25.77%
FIRST CLEARING CORPORATION
A/C 1756-8826
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
6335 WALDORF PLACE
INDEPENDENCE OH  44131-3342

ARMADA PA MUNICIPAL BOND FUND H SHARES                                                       9.53            57.47%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

                                     -128-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND H SHARES                                                       2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA PA MUNICIPAL BOND FUND H SHARES                                                       2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA PA MUNICIPAL BOND FUND H SHARES                                                       2.35            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1925
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA SMALL CAP GROWTH FUND H SHARES                                                      520.29            69.22%
FIRST CLEARING CORPORATION
A/C 4819-4698
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA SMALL CAP GROWTH FUND H SHARES                                                      213.14            28.36%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA SMALL CAP VALUE FUND H SHARES                                                     2,662.41             6.82%
NFSC FEBO # BT 9-312363
MARLENE M CLARK
1536 KENSINGTON LANE
LANCASTER OH  43130-8749

                                     -129-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA SMALL CAP VALUE FUND H SHARES                                                     1,953.13             5.00%
NFSC FEBO # L2E-950955
NFS/FMTC IRA
FBO PAUL G DUCKWORTH
1724 NOLE DR
JEFFERSONVILLE IN  47130-6141

ARMADA TAX MANAGED EQUITY FD H SHARES                                                    8,067.33            70.05%
FIRST CLEARING CORPORATION
A/C 2149-8627
DAVID F CAUGHEY
2716 CAUGHEY RD
ERIE PA  16506-2150

ARMADA TAX MANAGED EQUITY FD H SHARES                                                    2,242.46            19.47%
FIRST CLEARING CORPORATION
A/C 8532-1477
NEAL L WOESSNER &
JANICE F WOESSNER
64 CRESTVIEW DR
OSWEGO IL  60543-9512

ARMADA TAX MANAGED EQUITY FD H SHARES                                                    1,017.31             8.83%
SABRINA A HODGES
807 BANGS ST
AURORA IL  60505-5329

ARMADA TOTAL RETURN ADVANTAGE H SHARES                                                       9.74            57.45%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA TOTAL RETURN ADVANTAGE H SHARES                                                       2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1929
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

                                     -130-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE H SHARES                                                       2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1929
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA TOTAL RETURN ADVANTAGE H SHARES                                                       2.40            14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1929
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA US GOVERNMENT INCOME H SHARES                                                     7,461.14            33.16%
FIRST CLEARING CORPORATION
A/C 7263-1171
CORA L SKOWRONSKI
MARGARET MILLER
521 TOLLIS PARKWAY #393
BROADVIEW HTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES                                                     4,145.08            18.42%
FIRST CLEARING CORPORATION
A/C 3902-1162
BETTY L HARLAN
521 TOLLIS PKWY APT 393
BROADVIEW HEIGHTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES                                                     3,772.97            16.77%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

                                     -131-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA US GOVERNMENT INCOME H SHARES                                                     3,006.75            13.36%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     4,770.48            18.77%
FIRST CLEARING CORPORATION
A/C 6826-9675
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
18099 LORAIN AVE STE 550
CLEVELAND OH  44111-5610

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     4,645.99            18.28%
FIRST CLEARING CORPORATION
A/C 7027-6067
AINA L SCHUSTER
9145 COLUMBIA RD
OLMSTED FALLS OH  44138-2426

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     3,626.47            14.27%
FIRST CLEARING CORPORATION
A/C 2615-4740
DONNA J DALFERRO &
PAUL R DALFERRO
3322 MAPLE AVE
CASTALIA OH  44824-9446

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     3,391.35            13.34%
FIRST CLEARING CORPORATION
A/C 3204-3768
ROBERT L FINE
1328 LAKE SHORE DR APT C
COLUMBUS OH  43204-4827

                                     -132-

FUND NAME AND CLASS/SHAREHOLDER                                                SHARES OUTSTANDING        PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     2,633.54            10.36%
FIRST CLEARING CORPORATION
A/C 1121-4894
RONALD J AMEDEO AND
SUSAN AMEDEO
9465 BERYL ST NW
MASSILLON OH  44646-9364

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     2,239.13             8.81%
FIRST CLEARING CORPORATION
A/C 3157-1172
MARTHA FEDASH
CHARLOTTE A BOGDAN JT TEN
417 BROAD BLVD
CUYAHOGA FLS OH  44221-3833

ARMADA OHIO TAX EXEMPT BOND B SHARES                                                     1,755.93             6.91%
FIRST CLEARING CORPORATION
A/C 3825-3037
LUCILLE C HALL &
DEAN HAL &
2407 CALL RD
STOW OH  44224-1503

ARMADA TAX EXMPT MONEY MARKET B SHARES                                                     100.00           100.00%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS



SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o Positive means that a rating may be raised.
             o Negative means that a rating may be lowered.
             o Stable means that a rating is not likely to change.
             o Developing means a rating may be raised or lowered.
             o N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.


FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

                  As stated in the Prospectus, the Emerging Markets, International Equity, Small Cap Growth and Small/Mid Cap Value Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    FORM N-1A

                           PART C - OTHER INFORMATION


ITEM 23. EXHIBITS.

     (a) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on October 6, 1999 ("PEA No. 48").

            1. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

            2. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.

            3. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

            4. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

            5. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

            6. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity

                Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

            7. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

            8. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

            9. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

            10. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

            11. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to
                Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

            12. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

            13. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

            14. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's

                Registration Statement filed on September 29, 2000 ("PEA No.
                53").

            15. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

            16. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

            17. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

            18. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

            19. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax-Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt Money Market, Treasury Money Market, Treasury Plus Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit a(19) to Post Effective

                Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.

            20. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed on June 21, 2002 ("PEA No. 63").

            21. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

            22. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit (a)(22) to PEA No. 63.

     (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

            1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

            2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

            3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

            4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

     (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

     (d)    1.  Advisory Agreement for the Money Market, Treasury Money Market,
                Government Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Equity Income, Small Cap Value, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds between Registrant and National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

            2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit
                (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No. 57").

            3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

            4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

            5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

            6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6,

                1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

            7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

            8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

            9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

            10. Form of Advisory Agreement for the Strategic Income Bond Fund
                between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

            11. Advisory Agreement for the Aggressive Allocation and
                Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

            12. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap
                Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed on July 30, 2002 ("PEA No. 64").

            13. Form of Advisory Agreement for the Armada High Yield Bond Fund
                between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.

            14. Form of Advisory Agreement for the Armada Short Duration Bond
                Fund between Registrant and National City Investment

                Management Company is incorporated herein by reference to Exhibit (d)(14) to PEA No. 63.

            15. Form of Advisory Agreement for the UA Series of Funds including
                UA Emerging Markets Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Real Estate Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(15) to PEA No. 63.

     (e) Distribution Agreement between Registrant and SEI Investments Distribution Co., dated May 1, 1998 is incorporated herein by reference to Exhibit (6) to PEA No. 44.

     (f)    None.

     (g)    1.  Custodian Services Agreement between Registrant and National
                City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

            2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.

            3. Exhibit A dated June 28, 2002 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(3) to PEA No. 64.

            4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").

     (h)    1.  Co-Administration Agreement among Registrant, SEI Investments
                Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000 is incorporated herein by reference to Exhibit h(1) to PEA No. 54.

            2. Exhibit A dated June 28, 2002 to the Co-Administration and Accounting Services Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 64.

            3. First Amendment dated March 1, 2002 to the Co-Administration Agreement between Registrant, SEI Investments Mutual Funds Services and National City Bank.

            4. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

            5. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 9(d) to PEA No. 41.

            6. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

            7. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

            8. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(7) to PEA No. 57.

            9. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.

            10. Schedules A dated June 28, 2002 to the Transfer Agency and
                Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(10) to PEA No. 64.

            11. Shareholder Services Plan adopted by the Board of Trustees on
                February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

            12. Shareholder Services Plan for Class 2 Shares approved by the
                Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

            13. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

            14. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(12) to PEA No. 63.

            15. Assumption Agreement between National City Bank, National City
                Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

     (i)     1. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant dated April 29, 2002 is incorporated herein by reference to Exhibit (i)(1) to PEA No. 62.

            2. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant dated June 21, 2002 is incorporated herein by reference to Exhibit (i)(2) to PEA No. 63.

     (j)    1.  Consent of Drinker Biddle & Reath LLP.

            2.  Consent of Ernst & Young LLP.

     (k)    None.

     (l)    1.  Purchase Agreement between Registrant and McDonald & Company
                Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No. 48.

            2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

            3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

            4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

            5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt

                Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

            6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

            7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

            8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

            9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

            10. Purchase Agreement between Registrant and Allmerica Investments,
                Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

            11. Purchase Agreement between Registrant and 440 Financial
                Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

            12. Purchase Agreement between Registrant and 440 Financial
                Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

            13. Purchase Agreement between Registrant and 440 Financial
                Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                Exhibit 13(l) to PEA No. 33.

            14. Purchase Agreement between Registrant and 440 Financial
                Distributors, Inc. with respect to the Pennsylvania Municipal
                Bond

                Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

            15. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

            16. Purchase Agreement dated August 1, 1997 between Registrant and
                SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

            17. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

            18. Form of Purchase Agreement between Registrant and SEI
                Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(q) to PEA No. 33.

            19. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

            20. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

            21. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

            22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.

            23. Purchase Agreement dated April 9, 1998 between Registrant and
                SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.

            24. Purchase Agreement dated August 1, 1997 between Registrant and
                SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

            25. Purchase Agreement dated January 2, 1998 between Registrant and
                SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

            26. Purchase Agreement dated January 11, 2000 between Registrant and
                SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit 1(26) to PEA No. 53.

            27. Form of Purchase Agreement between Registrant and SEI
                Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

            28. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to PEA No. 61.

            29. Purchase Agreement between Registrant and SEI Investments
                Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to PEA No. 64.

            30. Form of Purchase Agreement between Registrant and SEI
                Investments Distribution Co. with respect to the Armada High Yield Bond Fund is incorporated herein by reference to Exhibit
                (l)(30) to PEA No. 63.

            31. Form of Purchase Agreement between Registrant and SEI
                Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.

            32. Form of Purchase Agreement between Registrant and SEI
                Investments Distribution Co. with respect to the UA Series of Funds is incorporated herein by reference to Exhibit (l)(32) to PEA No. 63.

     (m)    1.  Service and Distribution Plan for the A (formerly, Retail) and
                I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No. 38.

            2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

            3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

            4. H Shares Distribution Plan is incorporated herein by reference to Exhibit m(4) to PEA No. 59.

            5.  Class 1 Shares Distribution Plan.

            6.  Class 2 Shares Distribution Plan.

     (n) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, as revised May 16, 2002 is incorporated herein by reference to Exhibit (n) to PEA No. 63.

     (p)    1.  Code of Ethics of Armada Funds and the Armada Advantage Fund
                is incorporated herein by reference to Exhibit (p)(1) to PEA No. 63.

            2. Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(2) to PEA No. 63.

            3. Code of Ethics of National City Investment Management Company is incorporated herein by reference to Exhibit (p)(3) to PEA No. 53.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            Registrant is controlled by its Board of Trustees.

ITEM 25.    INDEMNIFICATION.


            Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (e) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits g(1) and h(3) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

            In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a) hereto, provides as follows:

            9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this
            Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

            The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

            Section 12 of Registrant's Custodian Services Agreement provides as follows:

            12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

            In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

            Section 6 of Registrant's Transfer Agency Agreement provides as follows:

            6.  INDEMNIFICATION

            6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

            (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

            (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

            (c) The reliance on or use by the Bank or its agents or
                subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

            (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

            (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

            (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

            6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

            6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

            6.4 In order that the indemnification provisions contained in this
                Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

            Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     (a) Investment Adviser: National City Investment Management Company
         ("IMC")

            IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned indirect subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of IMC began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of IMC began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

            To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                                          Position with National
                                          City Investment
                                          Management                Other Business             Type of
NAME                                      COMPANY                   CONNECTIONS                BUSINESS
----                                      -----------------         ----------------           --------
Paul Clark                                Chairman                  National City Bank         Bank affiliate
Kathleen T. Barr                          Director/Managing         National City Bank         Bank affiliate
                                          Director
Joseph C. Penko                           Vice President/           National City Bank         Bank affiliate
                                          Treasurer/ Director of
                                          Compliance and Finance
Donald L. Ross                            Director, President,      National City Bank         Bank affiliate
                                          Chief Investment
                                          Officer and Managing
                                          Director
Sandra I. Kiely                           Managing Director and     National City Bank         Bank affiliate
                                          Chief Administrative
                                          Officer
Timothy F. McDonough                      Managing Director         National City Bank         Bank affiliate
Daniel Bandi                              Managing Director         National City Bank         Bank affiliate


ITEM 27. PRINCIPAL UNDERWRITER.

                     (a) Furnish the name of each investment company
            (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

            Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

                             SEI Daily Income Trust
                             SEI Liquid Asset Trust
                              SEI Tax Exempt Trust
                                 SEI Index Funds
                         SEI Institutional Managed Trust
                      SEI Institutional International Trust
                         The Advisors' Inner Circle Fund

                                STI Classic Funds
                                 The Arbor Fund
                               Bishop Street Funds
                           STI Classic Variable Trust
                           SEI Asset Allocation Trust
                       SEI Institutional Investments Trust
                                 HighMark Funds
                                Expedition Funds
                              Oak Associates Funds
                              The Nevis Fund, Inc.
                                CNI Charter Funds
                            The Armada Advantage Fund
                               Amerindo Funds Inc.
                          SEI Insurance Products Trust
                                 Pitcairn Funds
                             First Focus Funds, Inc.
                            JohnsonFamily Funds, Inc.
                                  The MDL Funds
                                  iShares Inc.
                                  iShares Trust
                        Causeway Capital Management Trust

                  The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                           (b) Furnish the information required by the following
                  table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.

                                           Position and Office                       Positions and Offices
NAME                                        WITH UNDERWRITER                            WITH REGISTRANT

Alfred P. West, Jr.             Director, Chairman of the Board of                            --
                                Directors
Richard B. Lieb                 Director, Executive Vice President                            --
Carmen V. Romeo                 Director                                                      --
Mark J. Held                    President & Chief Operating Officer                           --
Dennis J. McGonigle             Executive  Vice President                                     --
Robert M. Silvestri             Chief Financial Officer & Treasurer                           --
Carl A. Guarino                 Senior Vice President                                         --


                                      C-21

                                           Position and Office                       Positions and Offices
NAME                                        WITH UNDERWRITER                            WITH REGISTRANT

Jack May                        Senior Vice President                                         --
Kevin P. Robins                 Senior Vice President                                         --
Patrick K. Walsh                Senior Vice President                                         --
Wayne M. Withrow                Senior Vice President                                         --
Robert Aller                    Vice President                                                --
Todd Cipperman                  Senior Vice President & General Counsel                       --
Robert Crudup                   Vice President & Managing Director                            --
Richard A. Deak                 Vice President & Assistant Secretary                          --
Barbara Doyne                   Vice President                                                --
Jeff Drennen                    Vice President                                                --
Scott W. Dellorfano             Vice President & Managing Secretary                           --
Vic Galef                       Vice President & Managing Director                            --
Lydia A. Gavalis                Vice President & Assistant Secretary                          --
Greg Gettinger                  Vice President & Assistant Secretary                          --
Kathy Heilig                    Vice President                                                --
Bridget Jensen                  Vice President                                                --
Jeff Jacobs                     Vice President                                                --
Ellen Marquis                   Vice President                                                --
Samuel King                     Vice President                                                --
Kim Kirk                        Vice President & Managing Director                            --
John Krzeminski                 Vice President & Managing Director                            --
Christine M. McCullough         Vice President & Assistant Secretary                          --
Carolyn McLaurin                Vice President & Managing Director                            --
John D. Anderson                Vice President & Managing Director                            --
Mark Nagle                      Vice President                                                --
Joanne Nelson                   Vice President                                                --
Karen LaTourette                Secretary
Rob Redican                     Vice President                                                --
Maria Rinehart                  Vice President                                                --
Daniel Spaventa                 Vice President                                                --
Steven A. Gardner               Vice President & Managing Director                            --

                                      C-22

                                           Position and Office                       Positions and Offices
NAME                                        WITH UNDERWRITER                            WITH REGISTRANT

Sherry K. Vetterlein            Vice President & Assistant Secretary                          --
Lori L. White                   Vice President & Assistant Secretary                          --
Timothy D. Barto                Vice President & Assistant Secretary                  Assistant Treasurer
William E. Zitelli, Jr.         Vice President & Assistant Secretary                          --
Scott C. Fanatico               Vice President & Managing Director                            --
John Kirk                       Vice President & Managing Director                            --
Alan H. Lauder                  Vice President & Managing Director                            --
Paul Lonergan                   Vice President & Managing Director                            --
Steve Smith                     Vice President                                                --
Kathryn L. Stanton              Vice President                                                --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
         --------------------------------

     (a) National City Investment Management Company ("IMC"), 1900 East Ninth Street, Cleveland, Ohio, 44114-3484 and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and custodian); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to IMC's former function as investment adviser to the predecessor Parkstone Group of Funds).

     (b) SEI Investments Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor and co-administrator).

     (c) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

     (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

ITEM 29. MANAGEMENT SERVICES.

         Inapplicable.

ITEM 30. UNDERTAKINGS.

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act"), as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 66 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 30th day of September, 2002.


                                             ARMADA FUNDS
                                             Registrant


                                             *ROBERT D. NEARY
                                             -----------------------------------
                                             Trustee and Chairman of the Board
                                             Robert D. Neary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 66 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                   TITLE                                                DATE


/S/ CHRIS SALFI                             Treasurer                                   September 30, 2002
----------------------
 Chris Salfi

*JOHN G. BREEN                              Trustee                                     September 30, 2002
--------------------------
John G. Breen

*JOHN F. DURKOTT                            Trustee                                     September 30, 2002
----------------------
 John F. Durkott

*ROBERT J. FARLING                          Trustee                                     September 30, 2002
----------------------
 Robert J. Farling

*RICHARD W. FURST                           Trustee                                     September 30, 2002
----------------------
 Richard W. Furst

*GERALD GHERLEIN                            Trustee                                     September 30, 2002
----------------------
Gerald Gherlein

*HERBERT MARTENS                            President and Trustee                       September 30, 2002
----------------------
Herbert Martens

* ROBERT D. NEARY                           Trustee and Chairman                        September 30, 2002
----------------------
 Robert D. Neary                            of the Board


*KATHLEEN A. OBERT                          Trustee                                     September 30, 2002
-----------------------
Kathleen A. Obert


* J. WILLIAM PULLEN                         Trustee                                     September 30, 2002
----------------------
 J. William Pullen



*By:   /s/ W. BRUCE MCCONNEL
       W. Bruce McConnel
       Attorney-in-Fact

                                  ARMADA FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Armada Funds on May 16, 2002 and remains in effect on the date hereof:


                  FURTHER RESOLVED, that the trustees and officers of Armada required to execute any amendment to Armada's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.




                                                     ARMADA FUNDS




                                         By:      /s/ W. BRUCE MCCONNEL
                                                  -----------------------------
                                                  W. Bruce McConnel
                                                  Secretary


Dated:  September 30, 2002

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ ROBERT D. NEARY
-------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ JOHN F. DURKOTT
-------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ RICHARD W. FURST
--------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ ROBERT J. FARLING
---------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ J. WILLIAM PULLEN
----------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  September 17, 1997



/s/ HERBERT R. MARTENS, JR.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ GERALD L. GHERLEIN
----------------------
Gerald L. Gherlein

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 24, 2002



/s/ JOHN G. BREEN
-----------------
John G. Breen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 24, 2002



/s/ KATHLEEN A. OBERT
---------------------
Kathleen A. Obert

                                  EXHIBIT INDEX


(j)(1)            Consent of Drinker Biddle & Reath LLP.

(j)(2)            Consent of Ernst & Young LLP.

(m)(5)            Class 1 Shares Distribution Plan.

(m)(6)            Class 2 Shares Distribution Plan.